UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387
                                   -----------

                          FRANKLIN MUTUAL SERIES FUNDS
                      -------------------------------------
               (Exact name of registrant as specified in charter)

             101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
             --------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
        ----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (210) 912-2100
                                                            --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period: 12/31/09
                          --------

Item 1. Reports to Stockholders.


DECEMBER 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                    (GRAPHIC)

                                                                           VALUE

                               MUTUAL SHARES FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1
ANNUAL REPORT
Mutual Shares Fund .......................................................     4
Performance Summary ......................................................    11
Your Fund's Expenses .....................................................    16
Financial Highlights and Statement of Investments ........................    18
Financial Statements .....................................................    34
Notes to Financial Statements ............................................    38
Report of Independent Registered Public Accounting Firm ..................    58
Tax Designation ..........................................................    59
Board Members and Officers ...............................................    60
Shareholder Information ..................................................    65

Shareholder Letter

Dear Mutual Shares Fund Shareholder:

During 2009 we celebrated the 60th anniversary of the first fund in the Mutual Series family. Every year has its share of investment surprises, highlights and disappointments, which is what makes the business so fascinating and humbling. While none of us who are currently involved with the Funds were here 60 years ago, we think it's safe to conclude that 2009 was a year like no other in our history.

What made 2009 so remarkable was the extent of the stress imposed on and absorbed by the global economic infrastructure -- and the dramatic global market rebound from its lows. Until they hit bottom in March, world markets plunged to levels not reached in a decade, down a further 24% from year-end 2008 and 60% from the October 2007 peak.(1) The global banking system's survival came into question, home prices continued to drop and economic paralysis spread. As rumors swirled about the demise of the next financial giant, they threatened to become self-fulfilling prophecies.

The equity and credit market rebound was driven not by a single event but a sequence of factors. Initially, the banking system's mere survival was enough to halt the declines and start the market upward. The results of government "stress tests" of major financial institutions were generally positive, enabling many of those institutions to raise capital in the public sector and avoid a worst-case scenario of government takeovers and/or failures of major banks. These capital infusions lowered risk by enabling banks to absorb legacy losses, avoid fire-sale asset liquidations and generate new business at attractive

(1.) As measured by the Morgan Stanley Capital International (MSCI) All Country
     World Index. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1
spreads. Investors began to grasp the "green shoots" of a recovery as aggressively as they had looked for protection in a proverbial bunker a month or two before.

The rally was sustained by signs of stabilization in the U.S. housing market, thawing credit markets and resumption of economic activity. Home price declines slowed due to lower interest rates, a first-time homebuyer tax credit program and prices dipping to levels low enough to lure bargain hunters. Stable home prices helped restore confidence in homeowners and their bank creditors, and businesses began restocking depleted inventories. Although it may have seemed improbable a scant six to nine months ago, by year-end the U.S. economy was expanding at its fastest pace in six years as the recovery gained traction.

The Fund began the year with a relatively high level of cash. One of the first places we began to find new compelling opportunities was in distressed debt, specifically in the senior secured loans of companies that had borrowed considerable capital in the preceding few years when credit markets were awash in liquidity. A number of these positions appreciated dramatically over the year as market spreads declined and capital flowed back into credit. Overall, the market recovery forestalled the widespread supply of distressed securities that many anticipated, but the day of reckoning may yet come for some of the "extend and pretend" debt that is present in today's market.

Given the dramatic nature of the equity market sell-off in 2008, we also found good opportunity throughout the year in undervalued equities. We had mentioned in our letter of a year ago that we thought we would find opportunity in some commodity-oriented companies, and this year some of our best performing stocks were mining companies, paper and forest products companies, and deepwater, offshore petroleum drillers. We also mentioned economically defensive industries with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows, and likewise, they too were some of our best performing companies this year. Looking forward, the normalization of global markets has made restructurings, which rely on the availability of capital and the willingness of investors to look past near-term profit disruptions, feasible again.

We also found very attractive opportunities in merger arbitrage situations this past year, taking positions in large strategic deals such as those occurring in the pharmaceuticals industry. These positions performed as expected, producing a positive return. Merger and acquisition activity increased over the latter part of the year, and we expect it to accelerate further. Large strategic acquirers have access to significant amounts of capital at very reasonable rates, and


                        2 | Not part of the annual report
they are also generally facing significant obstacles to organic growth from still-cautious consumers.

Formidable headwinds remain. The reserve currency status of the U.S. dollar continues to be questioned and the Federal Reserve Board will have to navigate its withdrawal of monetary stimulus without slowing the economic recovery. While the banking sector is no longer on life support, commercial real estate represents a significant overhang and the residential sector remains weak. However, imbalances and temporary upheavals often generate mispriced securities, and that volatility can help us find value for our shareholders. We thank you for your patience and support over the past year and look forward to serving you in the future.

Sincerely,


/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and
Chief Executive Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        Not part of the annual report | 3

Annual Report

Mutual Shares Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Mutual Shares Fund's annual report for the fiscal year ended December 31, 2009.

PERFORMANCE OVERVIEW

Mutual Shares Fund - Class Z delivered a +28.20% cumulative total return for the 12 months ended December 31, 2009. The Fund - Class Z outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a +26.46% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy ended 2009 in much better shape than it began. After several quarters of contraction, economic activity expanded in the third and fourth quarters. In the year's second half, corporate profit growth was higher than earlier estimates, which may allow businesses to build inventory following a long period of inventory drawdowns. Economic challenges remain, such as stalled consumer confidence and job prospects for the unemployed as stimulus measures wind down. However, several reports pointed to improving economic conditions.

Throughout the year, the Federal Open Market Committee kept U.S. monetary policy unchanged, announcing it intends to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it lays the groundwork

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                                4 | Annual Report
for an eventual tightening of monetary policy. Late in the period, the labor market improved somewhat as the economy lost fewer jobs than expected and the unemployment rate fell slightly, dropping from a period high of 10.2% in October to 10.0% at period-end.(2)

Globally, equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and confidence was rekindled as investors began to believe the global financial system was finally on the mend. Emerging market economies fueled the global recovery as governments aggressively incentivized lending and consumption, resulting in a dramatic recovery that laid the groundwork for the developing world's equity rally. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the year, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average delivered a total return of +22.68%, while the broader S&P 500 posted a +26.46% total return and the technology-heavy NASDAQ Composite Index returned +45.32%.(3) Global developed and emerging markets, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index, delivered a +35.41% total return.(4)

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich com-

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 12/31/09

                                   (BAR CHART)

U.S.                                        54.5%
U.K.                                        11.8%
Germany                                      5.3%
France                                       4.2%
Switzerland                                  3.5%
Norway                                       1.7%
Denmark                                      1.4%
Netherlands                                  1.3%
Japan                                        1.1%
Other                                        2.9%
Short-Term Investments & Other Net Assets   12.3%

(2.) Source: Bureau of Labor Statistics.

(3.) Source: (C) 2009 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international common type stocks listed on The NASDAQ Stock Market.

(4.) Source: (C) 2009 Morningstar. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.


                                Annual Report | 5

TOP 10 SECTORS/INDUSTRIES

Based on Equity Securities as of 12/31/09

                                   % OF TOTAL
                                   NET ASSETS
                                   ----------
Tobacco                               8.1%
Insurance                             6.2%
Food Products                         5.3%
Food & Staples Retailing              4.6%
Beverages                             4.4%
Oil, Gas & Consumable Fuels           3.9%
Industrial Conglomerates              3.9%
Paper & Forest Products               3.7%
Media                                 3.4%
Health Care Providers & Services      3.2%

panies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

As the stock market broadly rebounded in 2009, most of the Fund's investments increased in value. Our equity portfolio was the strongest contributor to performance during the year under review. Three of our top-performing holdings were software giant Microsoft, U.K.-based communications services provider Virgin Media (VMED), and International Paper, the world's largest forest products company.


                                6 | Annual Report

In 2009, Microsoft posted significant positive returns as prudent, unexpected cost discipline throughout the company protected earnings during the downturn and helped position the company well for the rebound. Early in 2009, Microsoft shares fell as the economic slowdown adversely affected information technology budgets and hurt revenue in divisions tied to PC sales. In response, Microsoft laid off employees for the first time in the company's history, protecting earnings while positioning itself to expand margins in the event of economic recovery. As 2009 progressed, the economy stabilized and demand began to return just as Microsoft launched new products, including the well-reviewed Windows 7. Our investment appreciated substantially as the market began to anticipate the resumption of growth and the stabilization of earnings.

VMED is a cable operator providing broadband, telephony and video services to consumers and small businesses. VMED's leveraged balance sheet and operating exposure to reduced consumer spending heightened investor concerns in late 2008 and early 2009. In 2009's second quarter, VMED management took advantage of better credit conditions to refinance $1.6 billion of its near-term maturities. In addition, the company's second quarter 2009 earnings reflected continued improvement in subscriber metrics and earnings growth. The company took advantage of new product introductions and improvements in service to pass along subscriber price increases in May. In the meantime, consolidation among U.K. broadband providers led to a more benign competitive environment while regulatory rulings regarding the wholesale distribution of premium content appeared to favor VMED, potentially improving the video component of its bundled offer. At year-end, we believed VMED management's focus on driving efficiencies while differentiating its product portfolio to attract new customers could continue to bear fruit in 2010.

International Paper (IP) is North America's largest producer of cardboard boxes and the second-largest producer of copy paper. Our investment in IP appreciated considerably, despite dramatic share price drops in 2008 and early 2009. Facing lower demand and significant curtailments in production, which raised unit costs, the company expanded margins partly through productivity initiatives, among other things, helping it deliver strong operating results and free cash flow (much of which was used to pay down debt). IP also successfully integrated the Weyerhaeuser box business that it purchased in August 2008.

In addition to those companies cited above, one of the best performing areas of the portfolio was the Fund's investments in distressed securities. At the end of 2008 and the beginning of 2009, as fear was gripping the credit markets and yield spreads were widening to historically high levels, we found compelling opportunities in distressed debt -- specifically of companies that had

TOP 10 HOLDINGS

12/31/09

COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
------------------------                   ----------
CVS Caremark Corp.                            2.4%
   FOOD & STAPLES RETAILING, U.S.
Microsoft Corp.                               2.1%
   SOFTWARE, U.S.
British American Tobacco PLC, ord. & ADR      2.1%
   TOBACCO, U.K.
News Corp., A                                 2.0%
   MEDIA, U.S.
Imperial Tobacco Group PLC                    1.9%
   TOBACCO, U.K.
Berkshire Hathaway Inc., A & B                1.8%
   INSURANCE, U.S.
Weyerhaeuser Co.                              1.7%
   PAPER & FOREST PRODUCTS, U.S.
Altria Group Inc.                             1.7%
   TOBACCO, U.S.
Nestle SA                                     1.7%
   FOOD PRODUCTS, SWITZERLAND
White Mountains Insurance Group Ltd.          1.6%
   INSURANCE, U.S.


                                Annual Report | 7
amassed debt in the preceding few years when credit was widely available. A number of these positions appreciated significantly over 2009 as capital flowed back into credit and yield spreads tightened considerably.

Although the Fund performed well during 2009, it had some disappointments. Three investments that declined in value were Eastman Kodak, Kroger and Deutsche Post.

Photographic equipment company Eastman Kodak's stock depreciated as operational losses and revaluation of post-retirement assets and liabilities significantly eroded its book value in 2009's first quarter. Kodak's weak cash flow performance also weighed on its share price, largely due to an unprofitable consumer inkjet business and operating earnings declines among its traditional businesses. In September, to alleviate potential bankruptcy concerns, the company entered into a number of capital markets transactions, including the issuance of expensive, high-coupon debt to Kohlberg Kravis Roberts as well as dilutive warrants.

Kroger operates 2,469 supermarkets, 773 convenience stores and more than 100 supercenters in 31 states. Supermarket stocks in general, including Kroger, did not perform well in 2009 as food price deflation in the second half of the year contributed to lower-than-expected operating earnings.

The Fund's shares of German mail and express mail carrier Deutsche Post declined in value during the time we held them, primarily due to concerns about the negative outlook for global growth. In addition, concerns grew about Deutsche Bank's ability to close the Postbank sale and evidence of Deutsche Post's exposure to a Postbank rights issue. Lastly, rumors swirled that the company might cut its dividend. The Fund sold its position prior to the dividend cut announcement in early 2009.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during 2009, our hedging strategy negatively impacted performance.


                                8 | Annual Report

Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.

(PHOTO OF PETER A. LANGERMAN)


/s/ Peter A. Langerman

Peter A. Langerman
Co-Portfolio Manager

(PHOTO OF F. DAVID SEGAL)


/s/ F. David Segal

F. David Segal, CFA
Co-Portfolio Manager

(PHOTO OF DEBBIE A. TURNER)


/s/ Debbie A. Turner

Debbie A. Turner, CFA
Assistant Portfolio Manager

Mutual Shares Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 9

PETER LANGERMAN has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund's former manager.

F. DAVID SEGAL has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999 to 2002.

DEBBIE TURNER has been assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund's former manager.


                               10 | Annual Report

Performance Summary as of 12/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS Z (SYMBOL: MUTHX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$3.87    $19.19     $15.32
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.4262

CLASS A (SYMBOL: TESIX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$3.84    $19.06     $15.22
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.3748

CLASS B (SYMBOL: FMUBX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$3.76    $18.70     $14.94
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.2420

CLASS C (SYMBOL: TEMTX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$3.79    $18.89     $15.10
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.2546

CLASS R (SYMBOL: TESRX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$3.80    $18.95     $15.15
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.3462


                               Annual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z(1)                                       1-YEAR    5-YEAR   10-YEAR
----------                                      -------   -------   -------
Cumulative Total Return(2)                       +28.20%    +7.42%   +67.07%
Average Annual Total Return(3)                   +28.20%    +1.44%    +5.27%
Value of $10,000 Investment(4)                  $12,820   $10,742   $16,707
   Total Annual Operating Expenses(5)   0.79%

CLASS A(1)                                       1-YEAR    5-YEAR   10-YEAR
----------                                      -------   -------   -------
Cumulative Total Return(2)                       +27.84%    +5.72%   +61.55%
Average Annual Total Return(3)                   +20.48%    -0.07%    +4.30%
Value of $10,000 Investment(4)                  $12,048    $9,964   $15,229
   Total Annual Operating Expenses(5)   1.08%

CLASS B(1)                                       1-YEAR    5-YEAR   10-YEAR
----------                                      -------   -------   -------
Cumulative Total Return(2)                       +26.92%    +2.20%   +53.29%
Average Annual Total Return(3)                   +22.92%    +0.11%    +4.36%
Value of $10,000 Investment(4)                  $12,292   $10,054   $15,329
   Total Annual Operating Expenses(5)   1.79%

CLASS C(1)                                       1-YEAR    5-YEAR   10-YEAR
----------                                      -------   -------   -------
Cumulative Total Return(2)                       +26.92%    +2.20%   +51.18%
Average Annual Total Return(3)                   +25.92%    +0.44%    +4.22%
Value of $10,000 Investment(4)                  $12,592   $10,220   $15,118
   Total Annual Operating Expenses(5)   1.77%

CLASS R                                          1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                         -------   -------   ------------------
Cumulative Total Return(2)                       +27.51%    +4.78%        +32.87%
Average Annual Total Return(3)                   +27.51%    +0.94%         +3.62%
Value of $10,000 Investment(4)                  $12,751   $10,478        $13,287
   Total Annual Operating Expenses(5)   1.29%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (1/1/00-12/31/09)(1)

                              (PERFORMANCE GRAPH)

DATE         MUTUAL SHARES FUND - CLASS Z   S&P 500 INDEX
----         ----------------------------   -------------
  1/1/2000              $10,000                $10,000
 1/31/2000              $ 9,672                $ 9,498
 2/29/2000              $ 9,276                $ 9,318
 3/31/2000              $10,235                $10,229
 4/30/2000              $10,127                $ 9,922
 5/31/2000              $10,255                $ 9,718
 6/30/2000              $10,075                $ 9,958
 7/31/2000              $10,356                $ 9,802
 8/31/2000              $10,880                $10,411
 9/30/2000              $10,869                $ 9,861
10/31/2000              $11,128                $ 9,819
11/30/2000              $10,779                $ 9,045
12/31/2000              $11,383                $ 9,090
 1/31/2001              $12,056                $ 9,412
 2/28/2001              $12,062                $ 8,554
 3/31/2001              $11,757                $ 8,012
 4/30/2001              $12,234                $ 8,635
 5/31/2001              $12,660                $ 8,692
 6/30/2001              $12,738                $ 8,481
 7/31/2001              $12,732                $ 8,397
 8/31/2001              $12,441                $ 7,872
 9/30/2001              $11,345                $ 7,236
10/31/2001              $11,298                $ 7,374
11/30/2001              $11,772                $ 7,940
12/31/2001              $12,103                $ 8,009
 1/31/2002              $11,991                $ 7,892
 2/28/2002              $12,047                $ 7,740
 3/31/2002              $12,408                $ 8,031
 4/30/2002              $12,483                $ 7,544
 5/31/2002              $12,489                $ 7,489
 6/30/2002              $11,679                $ 6,955
 7/31/2002              $10,977                $ 6,413
 8/31/2002              $11,091                $ 6,455
 9/30/2002              $10,490                $ 5,754
10/31/2002              $10,655                $ 6,260
11/30/2002              $10,870                $ 6,629
12/31/2002              $10,785                $ 6,239
 1/31/2003              $10,696                $ 6,076
 2/28/2003              $10,523                $ 5,985
 3/31/2003              $10,548                $ 6,043
 4/30/2003              $11,169                $ 6,540
 5/31/2003              $11,739                $ 6,885
 6/30/2003              $11,917                $ 6,973
 7/31/2003              $11,988                $ 7,096
 8/31/2003              $12,272                $ 7,234
 9/30/2003              $12,220                $ 7,157
10/31/2003              $12,672                $ 7,562
11/30/2003              $13,079                $ 7,629
12/31/2003              $13,657                $ 8,029
 1/31/2004              $13,767                $ 8,176
 2/29/2004              $14,125                $ 8,290
 3/31/2004              $14,106                $ 8,165
 4/30/2004              $13,871                $ 8,037
 5/31/2004              $13,891                $ 8,147
 6/30/2004              $14,122                $ 8,305
 7/31/2004              $13,907                $ 8,030
 8/31/2004              $14,031                $ 8,063
 9/30/2004              $14,214                $ 8,150
10/31/2004              $14,384                $ 8,275
11/30/2004              $15,083                $ 8,610
12/31/2004              $15,553                $ 8,902
 1/31/2005              $15,250                $ 8,685
 2/28/2005              $15,715                $ 8,868
 3/31/2005              $15,601                $ 8,711
 4/30/2005              $15,452                $ 8,546
 5/31/2005              $15,783                $ 8,818
 6/30/2005              $15,961                $ 8,830
 7/31/2005              $16,374                $ 9,159
 8/31/2005              $16,442                $ 9,075
 9/30/2005              $16,692                $ 9,149
10/31/2005              $16,360                $ 8,996
11/30/2005              $16,773                $ 9,337
12/31/2005              $17,169                $ 9,340
 1/31/2006              $17,599                $ 9,587
 2/28/2006              $17,713                $ 9,613
 3/31/2006              $18,265                $ 9,733
 4/30/2006              $18,394                $ 9,863
 5/31/2006              $18,093                $ 9,580
 6/30/2006              $18,104                $ 9,593
 7/31/2006              $18,162                $ 9,652
 8/31/2006              $18,678                $ 9,881
 9/30/2006              $18,817                $10,136
10/31/2006              $19,492                $10,466
11/30/2006              $19,812                $10,665
12/31/2006              $20,322                $10,815
 1/31/2007              $20,774                $10,978
 2/28/2007              $20,579                $10,764
 3/31/2007              $20,968                $10,884
 4/30/2007              $21,623                $11,366
 5/31/2007              $22,386                $11,763
 6/30/2007              $22,253                $11,567
 7/31/2007              $21,269                $11,209
 8/31/2007              $21,136                $11,377
 9/30/2007              $21,495                $11,802
10/31/2007              $21,956                $11,990
11/30/2007              $21,323                $11,489
12/31/2007              $20,993                $11,409
 1/31/2008              $19,784                $10,725
 2/29/2008              $19,403                $10,376
 3/31/2008              $19,063                $10,332
 4/30/2008              $19,717                $10,835
 5/31/2008              $20,016                $10,975
 6/30/2008              $17,969                $10,050
 7/31/2008              $18,102                $ 9,965
 8/31/2008              $18,284                $10,109
 9/30/2008              $16,751                $ 9,209
10/31/2008              $13,895                $ 7,662
11/30/2008              $12,747                $ 7,112
12/31/2008              $13,032                $ 7,188
 1/31/2009              $12,241                $ 6,582
 2/28/2009              $11,246                $ 5,881
 3/31/2009              $11,731                $ 6,396
 4/30/2009              $13,058                $ 7,009
 5/31/2009              $13,679                $ 7,401
 6/30/2009              $13,738                $ 7,415
 7/31/2009              $14,751                $ 7,976
 8/31/2009              $15,355                $ 8,264
 9/30/2009              $15,930                $ 8,573
10/31/2009              $15,758                $ 8,413
11/30/2009              $16,085                $ 8,918
12/31/2009              $16,707                $ 9,090

AVERAGE ANNUAL TOTAL RETURN

CLASS Z(1)   12/31/09
----------   --------
1-Year        +28.20%
5-Year         +1.44%
10-Year        +5.27%

CLASS A (1/1/00-12/31/09)(1)

                              (PERFORMANCE GRAPH)

DATE         MUTUAL SHARES FUND - CLASS A   S&P 500 INDEX
----         ----------------------------   -------------
  1/1/2000              $ 9,426                $10,000
 1/31/2000              $ 9,112                $ 9,498
 2/29/2000              $ 8,737                $ 9,318
 3/31/2000              $ 9,639                $10,229
 4/30/2000              $ 9,533                $ 9,922
 5/31/2000              $ 9,653                $ 9,718
 6/30/2000              $ 9,479                $ 9,958
 7/31/2000              $ 9,739                $ 9,802
 8/31/2000              $10,229                $10,411
 9/30/2000              $10,214                $ 9,861
10/31/2000              $10,459                $ 9,819
11/30/2000              $10,124                $ 9,045
12/31/2000              $10,691                $ 9,090
 1/31/2001              $11,320                $ 9,412
 2/28/2001              $11,320                $ 8,554
 3/31/2001              $11,027                $ 8,012
 4/30/2001              $11,477                $ 8,635
 5/31/2001              $11,873                $ 8,692
 6/30/2001              $11,943                $ 8,481
 7/31/2001              $11,937                $ 8,397
 8/31/2001              $11,658                $ 7,872
 9/30/2001              $10,626                $ 7,236
10/31/2001              $10,581                $ 7,374
11/30/2001              $11,016                $ 7,940
12/31/2001              $11,326                $ 8,009
 1/31/2002              $11,221                $ 7,892
 2/28/2002              $11,268                $ 7,740
 3/31/2002              $11,601                $ 8,031
 4/30/2002              $11,666                $ 7,544
 5/31/2002              $11,671                $ 7,489
 6/30/2002              $10,908                $ 6,955
 7/31/2002              $10,254                $ 6,413
 8/31/2002              $10,355                $ 6,455
 9/30/2002              $ 9,797                $ 5,754
10/31/2002              $ 9,940                $ 6,260
11/30/2002              $10,142                $ 6,629
12/31/2002              $10,058                $ 6,239
 1/31/2003              $ 9,974                $ 6,076
 2/28/2003              $ 9,806                $ 5,985
 3/31/2003              $ 9,830                $ 6,043
 4/30/2003              $10,406                $ 6,540
 5/31/2003              $10,933                $ 6,885
 6/30/2003              $11,091                $ 6,973
 7/31/2003              $11,157                $ 7,096
 8/31/2003              $11,417                $ 7,234
 9/30/2003              $11,362                $ 7,157
10/31/2003              $11,785                $ 7,562
11/30/2003              $12,153                $ 7,629
12/31/2003              $12,691                $ 8,029
 1/31/2004              $12,789                $ 8,176
 2/29/2004              $13,123                $ 8,290
 3/31/2004              $13,098                $ 8,165
 4/30/2004              $12,880                $ 8,037
 5/31/2004              $12,892                $ 8,147
 6/30/2004              $13,104                $ 8,305
 7/31/2004              $12,897                $ 8,030
 8/31/2004              $13,007                $ 8,063
 9/30/2004              $13,177                $ 8,150
10/31/2004              $13,330                $ 8,275
11/30/2004              $13,970                $ 8,610
12/31/2004              $14,404                $ 8,902
 1/31/2005              $14,115                $ 8,685
 2/28/2005              $14,542                $ 8,868
 3/31/2005              $14,429                $ 8,711
 4/30/2005              $14,291                $ 8,546
 5/31/2005              $14,599                $ 8,818
 6/30/2005              $14,755                $ 8,830
 7/31/2005              $15,132                $ 9,159
 8/31/2005              $15,189                $ 9,075
 9/30/2005              $15,422                $ 9,149
10/31/2005              $15,107                $ 8,996
11/30/2005              $15,485                $ 9,337
12/31/2005              $15,842                $ 9,340
 1/31/2006              $16,235                $ 9,587
 2/28/2006              $16,341                $ 9,613
 3/31/2006              $16,840                $ 9,733
 4/30/2006              $16,953                $ 9,863
 5/31/2006              $16,674                $ 9,580
 6/30/2006              $16,680                $ 9,593
 7/31/2006              $16,727                $ 9,652
 8/31/2006              $17,206                $ 9,881
 9/30/2006              $17,327                $10,136
10/31/2006              $17,941                $10,466
11/30/2006              $18,231                $10,665
12/31/2006              $18,690                $10,815
 1/31/2007              $19,101                $10,978
 2/28/2007              $18,921                $10,764
 3/31/2007              $19,267                $10,884
 4/30/2007              $19,859                $11,366
 5/31/2007              $20,566                $11,763
 6/30/2007              $20,430                $11,567
 7/31/2007              $19,526                $11,209
 8/31/2007              $19,396                $11,377
 9/30/2007              $19,722                $11,802
10/31/2007              $20,141                $11,990
11/30/2007              $19,555                $11,489
12/31/2007              $19,245                $11,409
 1/31/2008              $18,128                $10,725
 2/29/2008              $17,784                $10,376
 3/31/2008              $17,462                $10,332
 4/30/2008              $18,059                $10,835
 5/31/2008              $18,327                $10,975
 6/30/2008              $16,452                $10,050
 7/31/2008              $16,567                $ 9,965
 8/31/2008              $16,735                $10,109
 9/30/2008              $15,330                $ 9,209
10/31/2008              $12,708                $ 7,662
11/30/2008              $11,656                $ 7,112
12/31/2008              $11,912                $ 7,188
 1/31/2009              $11,184                $ 6,582
 2/28/2009              $10,276                $ 5,881
 3/31/2009              $10,715                $ 6,396
 4/30/2009              $11,920                $ 7,009
 5/31/2009              $12,491                $ 7,401
 6/30/2009              $12,538                $ 7,415
 7/31/2009              $13,462                $ 7,976
 8/31/2009              $14,010                $ 8,264
 9/30/2009              $14,532                $ 8,573
10/31/2009              $14,373                $ 8,413
11/30/2009              $14,666                $ 8,918
12/31/2009              $15,229                $ 9,090

AVERAGE ANNUAL TOTAL RETURN

CLASS A(1)   12/31/09
----------   --------
1-Year        +20.48%
5-Year         -0.07%
10-Year        +4.30%


                               Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

CLASS B(1)   12/31/09
----------   --------
1-Year        +22.92%
5-Year         +0.11%
10-Year        +4.36%

CLASS B (1/1/00-12/31/09)(1)

                              (PERFORMANCE GRAPH)

DATE         MUTUAL SHARES FUND - CLASS B   S&P 500 INDEX
----         ----------------------------   -------------
  1/1/2000              $10,000                $10,000
 1/31/2000              $ 9,664                $ 9,498
 2/29/2000              $ 9,260                $ 9,318
 3/31/2000              $10,207                $10,229
 4/30/2000              $10,094                $ 9,922
 5/31/2000              $10,212                $ 9,718
 6/30/2000              $10,025                $ 9,958
 7/31/2000              $10,297                $ 9,802
 8/31/2000              $10,809                $10,411
 9/30/2000              $10,788                $ 9,861
10/31/2000              $11,033                $ 9,819
11/30/2000              $10,681                $ 9,045
12/31/2000              $11,269                $ 9,090
 1/31/2001              $11,926                $ 9,412
 2/28/2001              $11,920                $ 8,554
 3/31/2001              $11,609                $ 8,012
 4/30/2001              $12,076                $ 8,635
 5/31/2001              $12,479                $ 8,692
 6/30/2001              $12,545                $ 8,481
 7/31/2001              $12,533                $ 8,397
 8/31/2001              $12,230                $ 7,872
 9/30/2001              $11,150                $ 7,236
10/31/2001              $11,091                $ 7,374
11/30/2001              $11,548                $ 7,940
12/31/2001              $11,862                $ 8,009
 1/31/2002              $11,744                $ 7,892
 2/28/2002              $11,787                $ 7,740
 3/31/2002              $12,128                $ 8,031
 4/30/2002              $12,190                $ 7,544
 5/31/2002              $12,190                $ 7,489
 6/30/2002              $11,390                $ 6,955
 7/31/2002              $10,697                $ 6,413
 8/31/2002              $10,797                $ 6,455
 9/30/2002              $10,205                $ 5,754
10/31/2002              $10,350                $ 6,260
11/30/2002              $10,558                $ 6,629
12/31/2002              $10,462                $ 6,239
 1/31/2003              $10,367                $ 6,076
 2/28/2003              $10,196                $ 5,985
 3/31/2003              $10,208                $ 6,043
 4/30/2003              $10,804                $ 6,540
 5/31/2003              $11,342                $ 6,885
 6/30/2003              $11,504                $ 6,973
 7/31/2003              $11,567                $ 7,096
 8/31/2003              $11,829                $ 7,234
 9/30/2003              $11,765                $ 7,157
10/31/2003              $12,199                $ 7,562
11/30/2003              $12,575                $ 7,629
12/31/2003              $13,120                $ 8,029
 1/31/2004              $13,216                $ 8,176
 2/29/2004              $13,555                $ 8,290
 3/31/2004              $13,516                $ 8,165
 4/30/2004              $13,280                $ 8,037
 5/31/2004              $13,286                $ 8,147
 6/30/2004              $13,497                $ 8,305
 7/31/2004              $13,279                $ 8,030
 8/31/2004              $13,388                $ 8,063
 9/30/2004              $13,554                $ 8,150
10/31/2004              $13,702                $ 8,275
11/30/2004              $14,356                $ 8,610
12/31/2004              $14,786                $ 8,902
 1/31/2005              $14,490                $ 8,685
 2/28/2005              $14,918                $ 8,868
 3/31/2005              $14,793                $ 8,711
 4/30/2005              $14,648                $ 8,546
 5/31/2005              $14,951                $ 8,818
 6/30/2005              $15,105                $ 8,830
 7/31/2005              $15,480                $ 9,159
 8/31/2005              $15,533                $ 9,075
 9/30/2005              $15,757                $ 9,149
10/31/2005              $15,428                $ 8,996
11/30/2005              $15,803                $ 9,337
12/31/2005              $16,163                $ 9,340
 1/31/2006              $16,551                $ 9,587
 2/28/2006              $16,655                $ 9,613
 3/31/2006              $17,153                $ 9,733
 4/30/2006              $17,257                $ 9,863
 5/31/2006              $16,967                $ 9,580
 6/30/2006              $16,962                $ 9,593
 7/31/2006              $17,004                $ 9,652
 8/31/2006              $17,475                $ 9,881
 9/30/2006              $17,587                $10,136
10/31/2006              $18,204                $10,466
11/30/2006              $18,485                $10,665
12/31/2006              $18,945                $10,815
 1/31/2007              $19,348                $10,978
 2/28/2007              $19,154                $10,764
 3/31/2007              $19,498                $10,884
 4/30/2007              $20,088                $11,366
 5/31/2007              $20,783                $11,763
 6/30/2007              $20,638                $11,567
 7/31/2007              $19,717                $11,209
 8/31/2007              $19,568                $11,377
 9/30/2007              $19,890                $11,802
10/31/2007              $20,294                $11,990
11/30/2007              $19,695                $11,489
12/31/2007              $19,372                $11,409
 1/31/2008              $18,247                $10,725
 2/29/2008              $17,901                $10,376
 3/31/2008              $17,577                $10,332
 4/30/2008              $18,178                $10,835
 5/31/2008              $18,448                $10,975
 6/30/2008              $16,561                $10,050
 7/31/2008              $16,676                $ 9,965
 8/31/2008              $16,846                $10,109
 9/30/2008              $15,430                $ 9,209
10/31/2008              $12,791                $ 7,662
11/30/2008              $11,732                $ 7,112
12/31/2008              $11,991                $ 7,188
 1/31/2009              $11,258                $ 6,582
 2/28/2009              $10,344                $ 5,881
 3/31/2009              $10,785                $ 6,396
 4/30/2009              $11,999                $ 7,009
 5/31/2009              $12,574                $ 7,401
 6/30/2009              $12,621                $ 7,415
 7/31/2009              $13,551                $ 7,976
 8/31/2009              $14,102                $ 8,264
 9/30/2009              $14,627                $ 8,573
10/31/2009              $14,468                $ 8,413
11/30/2009              $14,763                $ 8,918
12/31/2009              $15,329                $ 9,090

AVERAGE ANNUAL TOTAL RETURN

CLASS C(1)   12/31/09
----------   --------
1-Year        +25.92%
5-Year         +0.44%
10-Year        +4.22%

CLASS C (1/1/00-12/31/09)(1)

                              (PERFORMANCE GRAPH)

DATE         MUTUAL SHARES FUND - CLASS C   S&P 500 INDEX
----         ----------------------------   -------------
  1/1/2000              $10,000                $10,000
 1/31/2000              $ 9,660                $ 9,498
 2/29/2000              $ 9,256                $ 9,318
 3/31/2000              $10,207                $10,229
 4/30/2000              $10,094                $ 9,922
 5/31/2000              $10,212                $ 9,718
 6/30/2000              $10,024                $ 9,958
 7/31/2000              $10,296                $ 9,802
 8/31/2000              $10,807                $10,411
 9/30/2000              $10,785                $ 9,861
10/31/2000              $11,030                $ 9,819
11/30/2000              $10,679                $ 9,045
12/31/2000              $11,268                $ 9,090
 1/31/2001              $11,922                $ 9,412
 2/28/2001              $11,917                $ 8,554
 3/31/2001              $11,607                $ 8,012
 4/30/2001              $12,072                $ 8,635
 5/31/2001              $12,479                $ 8,692
 6/30/2001              $12,547                $ 8,481
 7/31/2001              $12,530                $ 8,397
 8/31/2001              $12,234                $ 7,872
 9/30/2001              $11,147                $ 7,236
10/31/2001              $11,093                $ 7,374
11/30/2001              $11,543                $ 7,940
12/31/2001              $11,861                $ 8,009
 1/31/2002              $11,744                $ 7,892
 2/28/2002              $11,787                $ 7,740
 3/31/2002              $12,131                $ 8,031
 4/30/2002              $12,193                $ 7,544
 5/31/2002              $12,193                $ 7,489
 6/30/2002              $11,389                $ 6,955
 7/31/2002              $10,701                $ 6,413
 8/31/2002              $10,795                $ 6,455
 9/30/2002              $10,208                $ 5,754
10/31/2002              $10,351                $ 6,260
11/30/2002              $10,558                $ 6,629
12/31/2002              $10,463                $ 6,239
 1/31/2003              $10,369                $ 6,076
 2/28/2003              $10,193                $ 5,985
 3/31/2003              $10,212                $ 6,043
 4/30/2003              $10,802                $ 6,540
 5/31/2003              $11,347                $ 6,885
 6/30/2003              $11,506                $ 6,973
 7/31/2003              $11,563                $ 7,096
 8/31/2003              $11,829                $ 7,234
 9/30/2003              $11,765                $ 7,157
10/31/2003              $12,195                $ 7,562
11/30/2003              $12,574                $ 7,629
12/31/2003              $13,117                $ 8,029
 1/31/2004              $13,212                $ 8,176
 2/29/2004              $13,554                $ 8,290
 3/31/2004              $13,522                $ 8,165
 4/30/2004              $13,282                $ 8,037
 5/31/2004              $13,288                $ 8,147
 6/30/2004              $13,502                $ 8,305
 7/31/2004              $13,280                $ 8,030
 8/31/2004              $13,388                $ 8,063
 9/30/2004              $13,559                $ 8,150
10/31/2004              $13,705                $ 8,275
11/30/2004              $14,359                $ 8,610
12/31/2004              $14,793                $ 8,902
 1/31/2005              $14,494                $ 8,685
 2/28/2005              $14,923                $ 8,868
 3/31/2005              $14,799                $ 8,711
 4/30/2005              $14,650                $ 8,546
 5/31/2005              $14,955                $ 8,818
 6/30/2005              $15,109                $ 8,830
 7/31/2005              $15,480                $ 9,159
 8/31/2005              $15,538                $ 9,075
 9/30/2005              $15,760                $ 9,149
10/31/2005              $15,428                $ 8,996
11/30/2005              $15,806                $ 9,337
12/31/2005              $16,165                $ 9,340
 1/31/2006              $16,557                $ 9,587
 2/28/2006              $16,654                $ 9,613
 3/31/2006              $17,157                $ 9,733
 4/30/2006              $17,267                $ 9,863
 5/31/2006              $16,971                $ 9,580
 6/30/2006              $16,963                $ 9,593
 7/31/2006              $17,004                $ 9,652
 8/31/2006              $17,477                $ 9,881
 9/30/2006              $17,588                $10,136
10/31/2006              $18,206                $10,466
11/30/2006              $18,490                $10,665
12/31/2006              $18,942                $10,815
 1/31/2007              $19,356                $10,978
 2/28/2007              $19,157                $10,764
 3/31/2007              $19,504                $10,884
 4/30/2007              $20,088                $11,366
 5/31/2007              $20,790                $11,763
 6/30/2007              $20,641                $11,567
 7/31/2007              $19,715                $11,209
 8/31/2007              $19,575                $11,377
 9/30/2007              $19,893                $11,802
10/31/2007              $20,300                $11,990
11/30/2007              $19,701                $11,489
12/31/2007              $19,378                $11,409
 1/31/2008              $18,248                $10,725
 2/29/2008              $17,882                $10,376
 3/31/2008              $17,555                $10,332
 4/30/2008              $18,139                $10,835
 5/31/2008              $18,404                $10,975
 6/30/2008              $16,511                $10,050
 7/31/2008              $16,612                $ 9,965
 8/31/2008              $16,768                $10,109
 9/30/2008              $15,349                $ 9,209
10/31/2008              $12,720                $ 7,662
11/30/2008              $11,657                $ 7,112
12/31/2008              $11,912                $ 7,188
 1/31/2009              $11,178                $ 6,582
 2/28/2009              $10,263                $ 5,881
 3/31/2009              $10,697                $ 6,396
 4/30/2009              $11,896                $ 7,009
 5/31/2009              $12,448                $ 7,401
 6/30/2009              $12,496                $ 7,415
 7/31/2009              $13,403                $ 7,976
 8/31/2009              $13,947                $ 8,264
 9/30/2009              $14,457                $ 8,573
10/31/2009              $14,289                $ 8,413
11/30/2009              $14,569                $ 8,918
12/31/2009              $15,118                $ 9,090


                               14 | Annual Report

CLASS R (1/1/02-12/31/09)

                              (PERFORMANCE GRAPH)

DATE         MUTUAL SHARES FUND - CLASS R   S&P 500 INDEX
----         ----------------------------   -------------
  1/1/2002              $10,000                $10,000
 1/31/2002              $ 9,917                $ 9,854
 2/28/2002              $ 9,958                $ 9,664
 3/31/2002              $10,258                $10,027
 4/30/2002              $10,315                $ 9,420
 5/31/2002              $10,320                $ 9,350
 6/30/2002              $ 9,643                $ 8,684
 7/31/2002              $ 9,065                $ 8,007
 8/31/2002              $ 9,150                $ 8,060
 9/30/2002              $ 8,657                $ 7,184
10/31/2002              $ 8,782                $ 7,816
11/30/2002              $ 8,956                $ 8,276
12/31/2002              $ 8,880                $ 7,790
 1/31/2003              $ 8,805                $ 7,586
 2/28/2003              $ 8,662                $ 7,472
 3/31/2003              $ 8,678                $ 7,545
 4/30/2003              $ 9,182                $ 8,166
 5/31/2003              $ 9,648                $ 8,596
 6/30/2003              $ 9,792                $ 8,706
 7/31/2003              $ 9,846                $ 8,859
 8/31/2003              $10,076                $ 9,032
 9/30/2003              $10,022                $ 8,936
10/31/2003              $10,391                $ 9,442
11/30/2003              $10,717                $ 9,525
12/31/2003              $11,190                $10,024
 1/31/2004              $11,276                $10,208
 2/29/2004              $11,566                $10,350
 3/31/2004              $11,545                $10,194
 4/30/2004              $11,351                $10,034
 5/31/2004              $11,362                $10,172
 6/30/2004              $11,544                $10,370
 7/31/2004              $11,360                $10,026
 8/31/2004              $11,457                $10,067
 9/30/2004              $11,608                $10,176
10/31/2004              $11,738                $10,332
11/30/2004              $12,304                $10,750
12/31/2004              $12,680                $11,115
 1/31/2005              $12,431                $10,844
 2/28/2005              $12,803                $11,073
 3/31/2005              $12,703                $10,877
 4/30/2005              $12,581                $10,670
 5/31/2005              $12,847                $11,010
 6/30/2005              $12,984                $11,025
 7/31/2005              $13,312                $11,435
 8/31/2005              $13,362                $11,331
 9/30/2005              $13,562                $11,423
10/31/2005              $13,284                $11,232
11/30/2005              $13,618                $11,657
12/31/2005              $13,934                $11,661
 1/31/2006              $14,275                $11,970
 2/28/2006              $14,362                $12,003
 3/31/2006              $14,803                $12,152
 4/30/2006              $14,898                $12,315
 5/31/2006              $14,651                $11,961
 6/30/2006              $14,649                $11,977
 7/31/2006              $14,690                $12,051
 8/31/2006              $15,106                $12,338
 9/30/2006              $15,214                $12,655
10/31/2006              $15,750                $13,068
11/30/2006              $16,000                $13,316
12/31/2006              $16,405                $13,503
 1/31/2007              $16,767                $13,707
 2/28/2007              $16,603                $13,439
 3/31/2007              $16,908                $13,590
 4/30/2007              $17,423                $14,192
 5/31/2007              $18,041                $14,687
 6/30/2007              $17,920                $14,443
 7/31/2007              $17,122                $13,995
 8/31/2007              $17,007                $14,205
 9/30/2007              $17,288                $14,736
10/31/2007              $17,652                $14,970
11/30/2007              $17,135                $14,345
12/31/2007              $16,860                $14,245
 1/31/2008              $15,882                $13,391
 2/29/2008              $15,578                $12,956
 3/31/2008              $15,295                $12,900
 4/30/2008              $15,814                $13,528
 5/31/2008              $16,043                $13,703
 6/30/2008              $14,399                $12,548
 7/31/2008              $14,499                $12,442
 8/31/2008              $14,641                $12,622
 9/30/2008              $13,406                $11,498
10/31/2008              $11,117                $ 9,567
11/30/2008              $10,190                $ 8,880
12/31/2008              $10,420                $ 8,975
 1/31/2009              $ 9,780                $ 8,218
 2/28/2009              $ 8,983                $ 7,343
 3/31/2009              $ 9,368                $ 7,986
 4/30/2009              $10,420                $ 8,751
 5/31/2009              $10,908                $ 9,240
 6/30/2009              $10,950                $ 9,259
 7/31/2009              $11,755                $ 9,959
 8/31/2009              $12,236                $10,318
 9/30/2009              $12,687                $10,703
10/31/2009              $12,548                $10,505
11/30/2009              $12,799                $11,135
12/31/2009              $13,287                $11,350

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    12/31/09
-------                    --------
1-Year                      +27.51%
5-Year                       +0.94%
Since Inception (1/1/02)     +3.62%

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS INCLUDING CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                               Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 7/1/09      VALUE 12/31/09   PERIOD* 7/1/09-12/31/09
                                           -----------------   --------------   -----------------------
CLASS Z
Actual                                           $1,000           $1,216.10             $ 4.80
Hypothetical (5% return before expenses)         $1,000           $1,020.87             $ 4.38
CLASS A
Actual                                           $1,000           $1,214.60             $ 6.53
Hypothetical (5% return before expenses)         $1,000           $1,019.31             $ 5.96
CLASS B
Actual                                           $1,000           $1,210.10             $10.31
Hypothetical (5% return before expenses)         $1,000           $1,015.88             $ 9.40
CLASS C
Actual                                           $1,000           $1,209.90             $10.36
Hypothetical (5% return before expenses)         $1,000           $1,015.83             $ 9.45
CLASS R
Actual                                           $1,000           $1,213.40             $ 7.59
Hypothetical (5% return before expenses)         $1,000           $1,018.35             $ 6.92

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 0.86%; A: 1.17%; B:
     1.85%; C: 1.86%; and R: 1.36%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               Annual Report | 17

Mutual Shares Fund

FINANCIAL HIGHLIGHTS

                                                                                    YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
CLASS Z                                                        2009           2008           2007           2006          2005
-------                                                     ----------     ----------    -----------    -----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $    15.32     $    25.33    $     26.08    $     23.95    $    23.05
                                                            ----------     ----------    -----------    -----------    ----------
Income from investment operations(a):
   Net investment income(b) .............................         0.24(c)        0.45           0.70           0.42          0.47
   Net realized and unrealized gains (losses) ...........         4.06          (9.99)          0.17           3.90          1.92
                                                            ----------     ----------    -----------    -----------    ----------
Total from investment operations ........................         4.30          (9.54)          0.87           4.32          2.39
                                                            ----------     ----------    -----------    -----------    ----------
Less distributions from:
   Net investment income ................................        (0.43)         (0.27)         (0.75)         (0.52)        (0.29)
   Net realized gains ...................................           --          (0.20)         (0.87)         (1.67)        (1.20)
                                                            ----------     ----------    -----------    -----------    ----------
Total distributions .....................................        (0.43)         (0.47)         (1.62)         (2.19)        (1.49)
                                                            ----------     ----------    -----------    -----------    ----------
Redemption fees(d) ......................................           --             --(e)          --(e)          --(e)         --(e)
                                                            ----------     ----------    -----------    -----------    ----------
Net asset value, end of year ............................   $    19.19     $    15.32    $     25.33    $     26.08    $    23.95
                                                            ==========     ==========    ===========    ===========    ==========
Total return ............................................        28.20%        (37.92)%         3.30%         18.37%        10.39%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates(f, g) .....................................         0.90%          0.79%          0.75%          0.84%         0.81%
Expenses net of waiver and payments by
   affiliates(f, g) .....................................         0.88%          0.79%          0.75%          0.84%         0.81%
Ratios to average net assets, excluding dividend expense
   on securities sold short:
   Expenses before waiver and payments by
      affiliates(f) .....................................         0.85%          0.78%          0.74%          0.76%         0.76%
   Expenses net of waiver and payments by
      affiliates(f) .....................................         0.83%          0.78%          0.74%          0.76%         0.76%
Net investment income ...................................         1.48%(c)       2.14%          2.57%          1.63%         1.99%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $8,472,347     $7,236,112    $13,262,561    $11,577,506    $8,951,080
Portfolio turnover rate .................................        47.87%         37.97%         40.57%         33.40%        21.57%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.08) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.95%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Mutual Shares Fund

                                                                                     YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------------
CLASS A                                                        2009           2008          2007          2006            2005
-------                                                     ----------     ----------    ----------    ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $    15.22     $    25.14    $    25.90    $    23.82     $    22.94
                                                            ----------     ----------    ----------    ----------     ----------
Income from investment operations(a):
   Net investment income(b) .............................         0.19(c)        0.39          0.61          0.32           0.39
   Net realized and unrealized gains (losses) ...........         4.02          (9.90)         0.17          3.88           1.91
                                                            ----------     ----------    ----------    ----------     ----------
Total from investment operations ........................         4.21          (9.51)         0.78          4.20           2.30
                                                            ----------     ----------    ----------    ----------     ----------
Less distributions from:
   Net investment income ................................        (0.37)         (0.21)        (0.67)        (0.45)         (0.22)
   Net realized gains ...................................           --          (0.20)        (0.87)        (1.67)         (1.20)
                                                            ----------     ----------    ----------    ----------     ----------
Total distributions .....................................        (0.37)         (0.41)        (1.54)        (2.12)         (1.42)
                                                            ----------     ----------    ----------    ----------     ----------
Redemption fees(d) ......................................           --             --(e)         --(e)         --(e)          --(e)
                                                            ----------     ----------    ----------    ----------     ----------
Net asset value, end of year ............................   $    19.06     $    15.22    $    25.14    $    25.90     $    23.82
                                                            ==========     ==========    ==========    ==========     ==========
Total return(f) .........................................        27.84%        (38.10)%        2.97%        17.98%          9.98%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates(g, h) .....................................         1.20%          1.08%         1.07%         1.18%          1.16%
Expenses net of waiver and payments by
   affiliates(g, h) .....................................         1.18%          1.08%         1.07%         1.18%          1.16%
Ratios to average net assets, excluding dividend expense
   on securities sold short:
   Expenses before waiver and payments by
      affiliates(g) .....................................         1.15%          1.07%         1.06%         1.10%          1.11%
   Expenses net of waiver and payments by
      affiliates(g) .....................................         1.13%          1.07%         1.06%         1.10%          1.11%
Net investment income ...................................         1.18%(c)       1.85%         2.25%         1.29%          1.64%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $5,100,309     $4,624,696    $8,469,264    $6,761,779     $4,211,238
Portfolio turnover rate .................................        47.87%         37.97%        40.57%        33.40%         21.57%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.08) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.65%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Mutual Shares Fund

                                                                                YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------
CLASS B                                                       2009         2008        2007        2006        2005
-------                                                     --------     --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $  14.94     $  24.60    $  25.35    $  23.35    $  22.50
                                                            --------     --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) .............................       0.08(c)      0.23        0.41        0.16        0.23
   Net realized and unrealized gains (losses) ...........       3.92        (9.65)       0.18        3.78        1.88
                                                            --------     --------    --------    --------    --------
Total from investment operations ........................       4.00        (9.42)       0.59        3.94        2.11
                                                            --------     --------    --------    --------    --------
Less distributions from:
   Net investment income ................................      (0.24)       (0.04)      (0.47)      (0.27)      (0.06)
   Net realized gains ...................................         --        (0.20)      (0.87)      (1.67)      (1.20)
                                                            --------     --------    --------    --------    --------
Total distributions .....................................      (0.24)       (0.24)      (1.34)      (1.94)      (1.26)
                                                            --------     --------    --------    --------    --------
Redemption fees(d) ......................................         --           --(e)       --(e)       --(e)       --(e)
                                                            --------     --------    --------    --------    --------
Net asset value, end of year ............................   $  18.70     $  14.94    $  24.60    $  25.35    $  23.35
                                                            ========     ========    ========    ========    ========
Total return(f) .........................................      26.92%      (38.54)%      2.25%      17.21%       9.31%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates(g, h) .....................................       1.89%        1.79%       1.75%       1.84%       1.81%
Expenses net of waiver and payments by
   affiliates(g, h) .....................................       1.87%        1.79%       1.75%       1.84%       1.81%
Ratios to average net assets, excluding dividend expense
   on securities sold short:
   Expenses before waiver and payments by
      affiliates(g) .....................................       1.84%        1.78%       1.74%       1.76%       1.76%
   Expenses net of waiver and payments by
      affiliates(g) .....................................       1.82%        1.78%       1.74%       1.76%       1.76%
Net investment income ...................................       0.49%(c)     1.14%       1.57%       0.63%       0.99%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $242,799     $272,750    $586,289    $659,186    $612,007
Portfolio turnover rate .................................      47.87%       37.97%      40.57%      33.40%      21.57%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.08) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.96%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Mutual Shares Fund

                                                                                    YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------------
CLASS C                                                        2009           2008          2007          2006           2005
-------                                                     ----------     ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $    15.10     $    24.86    $    25.63    $    23.48    $    22.76
                                                            ----------     ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) .............................         0.08(c)        0.24          0.42          0.16          0.23
   Net realized and unrealized gains (losses) ...........         3.96          (9.75)         0.17          3.82          1.89
                                                            ----------     ----------    ----------    ----------    ----------
Total from investment operations ........................         4.04          (9.51)         0.59          3.98          2.12
                                                            ----------     ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ................................        (0.25)         (0.05)        (0.49)        (0.16)        (0.20)
   Net realized gains ...................................           --          (0.20)        (0.87)        (1.67)        (1.20)
                                                            ----------     ----------    ----------    ----------    ----------
Total distributions .....................................        (0.25)         (0.25)        (1.36)        (1.83)        (1.40)
                                                            ----------     ----------    ----------    ----------    ----------
Redemption fees(d) ......................................           --             --(e)         --(e)         --(e)         --(e)
                                                            ----------     ----------    ----------    ----------    ----------
Net asset value, end of year ............................   $    18.89     $    15.10    $    24.86    $    25.63    $    23.48
                                                            ==========     ==========    ==========    ==========    ==========
Total return(f) .........................................        26.92%        (38.53)%        2.30%        17.18%         9.27%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates(g, h) .....................................         1.90%          1.77%         1.75%         1.84%         1.81%
Expenses net of waiver and payments by
   affiliates(g, h) .....................................         1.88%          1.77%         1.75%         1.84%         1.81%
Ratios to average net assets, excluding dividend expense
   on securities sold short:
   Expenses before waiver and payments by
      affiliates(g) .....................................         1.85%          1.76%         1.74%         1.76%         1.76%
   Expenses net of waiver and payments by
       affiliates(g) ....................................         1.83%          1.76%         1.74%         1.76%         1.76%
Net investment income ...................................         0.48%(c)       1.16%         1.57%         0.63%         0.99%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $1,355,155     $1,296,171    $2,617,083    $2,387,517    $1,834,009
Portfolio turnover rate .................................        47.87%         37.97%        40.57%        33.40%        21.57%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.08) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Mutual Shares Fund

                                                                                YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------
CLASS R                                                       2009          2008        2007        2006        2005
-------                                                     --------     ---------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $  15.15     $   25.00    $  25.77    $  23.72    $  22.85
                                                            --------     ---------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) .............................       0.16(c)       0.34        0.55        0.28        0.35
   Net realized and unrealized gains (losses) ...........       3.99         (9.83)       0.18        3.86        1.91
                                                            --------     ---------    --------    --------    --------
Total from investment operations ........................       4.15         (9.49)       0.73        4.14        2.26
                                                            --------     ---------    --------    --------    --------
Less distributions from:
   Net investment income ................................      (0.35)        (0.16)      (0.63)      (0.42)      (0.19)
   Net realized gains ...................................         --         (0.20)      (0.87)      (1.67)      (1.20)
                                                            --------     ---------    --------    --------    --------
Total distributions .....................................      (0.35)        (0.36)      (1.50)      (2.09)      (1.39)
                                                            --------     ---------    --------    --------    --------
Redemption fees(d) ......................................         --            --(e)       --(e)       --(e)       --(e)
                                                            --------     ---------    --------    --------    --------
Net asset value, end of year ............................   $  18.95     $   15.15    $  25.00    $  25.77    $  23.72
                                                            ========     =========    ========    ========    ========
Total return(f) .........................................      27.51%       (38.19)%      2.77%      17.73%       9.88%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates(g, h) .....................................       1.40%         1.29%       1.25%       1.34%       1.31%
Expenses net of waiver and payments by
   affiliates(g, h) .....................................       1.38%         1.29%       1.25%       1.34%       1.31%
Ratios to average net assets, excluding dividend expense
   on securities sold short:
   Expenses before waiver and payments by
      affiliates(g)......................................       1.35%         1.28%       1.24%       1.26%       1.26%
   Expenses net of waiver and payments by
      affiliates(g)......................................       1.33%         1.28%       1.24%       1.26%       1.26%
Net investment income ...................................       0.98%(c)      1.64%       2.07%       1.13%       1.49%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $227,649     $ 173,496    $297,777    $188,646    $109,305
Portfolio turnover rate .................................      47.87%        37.97%      40.57%      33.40%      21.57%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.08) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.45%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Mutual Shares Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2009

                                                                                                 SHARES/
                                                                                                WARRANTS/
                                                                                 COUNTRY        CONTRACTS              VALUE
                                                                             --------------   -------------       ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS 82.8%
             AEROSPACE & DEFENSE 0.1%
         (a) GenCorp Inc. ................................................    United States       2,073,770       $    14,516,390
                                                                                                                  ---------------
             AIR FREIGHT & LOGISTICS 0.4%
             TNT NV ......................................................     Netherlands        2,255,958            69,429,762
                                                                                                                  ---------------
             AIRLINES 0.0%(b)
      (a, c) Northwest Airlines Corp., Contingent Distribution ...........    United States     111,348,000                70,149
                                                                                                                  ---------------
             AUTO COMPONENTS 0.2%
   (a, c, d) Collins & Aikman Products Co., Contingent Distribution ......    United States       3,845,673                38,457
   (a, c, d) Dana Holding Corp., Contingent Distribution .................    United States      45,477,000                    --
   (a, e, f) IACNA Investor LLC ..........................................    United States         678,719                 6,787
(a, e, f, g) International Automotive Components Group Brazil LLC ........       Brazil           7,234,813             8,113,264
(a, e, f, g) International Automotive Components Group Japan LLC .........        Japan           1,104,272             4,229,321
(a, e, f, g) International Automotive Components Group LLC ...............     Luxembourg        25,796,752            17,587,194
(a, e, f, g) International Automotive Components Group NA LLC, A .........    United States      19,434,979             5,915,036
                                                                                                                  ---------------
                                                                                                                       35,890,059
                                                                                                                  ---------------
             AUTOMOBILES 0.5%
             Daimler AG ..................................................       Germany          1,413,460            75,205,965
                                                                                                                  ---------------
             BEVERAGES 4.4%
             Brown-Forman Corp., A .......................................    United States         125,460             7,069,671
             Brown-Forman Corp., B .......................................    United States         788,910            42,261,909
             Carlsberg AS, B .............................................       Denmark            984,186            72,701,419
             Dr. Pepper Snapple Group Inc. ...............................    United States       7,190,008           203,477,226
             Pepsi Bottling Group Inc. ...................................    United States       3,454,220           129,533,250
             PepsiAmericas Inc. ..........................................    United States       1,274,500            37,291,870
             Pernod Ricard SA ............................................       France           2,186,962           187,549,868
                                                                                                                  ---------------
                                                                                                                      679,885,213
                                                                                                                  ---------------
             BUILDING PRODUCTS 0.5%
         (a) Owens Corning Inc. ..........................................    United States       3,320,705            85,142,876
                                                                                                                  ---------------
             CAPITAL MARKETS 1.5%
             Deutsche Bank AG (EUR Traded) ...............................       Germany          1,038,664            73,715,329
             Deutsche Bank AG (USD Traded) ...............................       Germany             60,700             4,304,237
             Morgan Stanley ..............................................    United States       2,615,370            77,414,952
         (a) UBS AG ......................................................     Switzerland        4,413,494            68,431,221
                                                                                                                  ---------------
                                                                                                                      223,865,739
                                                                                                                  ---------------
             CHEMICALS 1.0%
   (a, c, d) Dow Corning Corp., Contingent Distribution ..................    United States      21,830,547             3,157,637
             Linde AG ....................................................       Germany          1,221,550           147,161,152
                                                                                                                  ---------------
                                                                                                                      150,318,789
                                                                                                                  ---------------
             COMMERCIAL BANKS 2.0%
             Barclays PLC ................................................   United Kingdom      29,662,777           132,119,550
   (a, e, f) Elephant Capital Holdings Ltd. ..............................        Japan              64,834                    --
      (a, f) Guaranty Bancorp ............................................    United States       5,731,834             7,566,021
         (a) Intesa Sanpaolo SpA .........................................        Italy          15,273,862            68,870,878
      (a, e) NCB Warrant Holdings Ltd., A ................................        Japan             301,530                    --


                               Annual Report | 23

Mutual Shares Fund

                                                                                                 SHARES/
                                                                                                WARRANTS/
                                                                                 COUNTRY        CONTRACTS              VALUE
                                                                             --------------   -------------       ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             COMMERCIAL BANKS (CONTINUED)
             Societe Generale, A .........................................       France             501,730       $    35,155,961
      (a, e) State Bank and Trust Co. ....................................    United States       1,467,000            20,904,750
             Wells Fargo & Co. ...........................................    United States       1,501,100            40,514,689
      (a, e) West Coast Bancorp, wts., C, 10/23/16 .......................    United States          43,036                    --
      (a, e) West Coast Bancorp, wts., D, 3/01/10 ........................    United States          23,917                    --
                                                                                                                  ---------------
                                                                                                                      305,131,849
                                                                                                                  ---------------
             COMMERCIAL SERVICES & SUPPLIES 0.0%(b)
         (a) Comdisco Holding Co. Inc. ...................................    United States           2,122                21,220
   (a, c, d) Comdisco Holding Co. Inc., Contingent Distribution ..........    United States      86,205,000                    --
                                                                                                                  ---------------
                                                                                                                           21,220
                                                                                                                  ---------------
             COMMUNICATIONS EQUIPMENT 0.9%
         (a) Motorola Inc. ...............................................    United States      14,770,779           114,621,245
             Tandberg ASA ................................................       Norway             597,611            17,011,561
                                                                                                                  ---------------
                                                                                                                      131,632,806
                                                                                                                  ---------------
             COMPUTERS & PERIPHERALS 1.5%
   (a, e, f) DecisionOne Corp. ...........................................    United States       1,879,100             3,119,306
   (a, e, f) DecisionOne Corp., wts., 6/08/17 ............................    United States       1,031,766                    --
         (a) Dell Inc. ...................................................    United States      11,036,192           158,479,717
         (a) Sun Microsystems Inc. .......................................    United States       7,297,180            68,374,577
                                                                                                                  ---------------
                                                                                                                      229,973,600
                                                                                                                  ---------------
             CONSUMER FINANCE 1.0%
      (a, e) Cerberus CG Investor I LLC ..................................    United States      56,116,385            11,784,441
      (a, e) Cerberus CG Investor II LLC .................................    United States      56,116,385            11,784,441
      (a, e) Cerberus CG Investor III LLC ................................    United States      28,058,192             5,892,220
      (a, e) GMAC Inc. ...................................................    United States          10,725           118,219,822
                                                                                                                  ---------------
                                                                                                                      147,680,924
                                                                                                                  ---------------
             DIVERSIFIED CONSUMER SERVICES 0.3%
             H&R Block Inc. ..............................................    United States       1,169,461            26,453,208
             Hillenbrand Inc. ............................................    United States       1,462,406            27,551,729
                                                                                                                  ---------------
                                                                                                                       54,004,937
                                                                                                                  ---------------
             DIVERSIFIED FINANCIAL SERVICES 1.6%
             Bank of America Corp. .......................................    United States       5,865,530            88,334,882
   (a, e, f) Bond Street Holdings LLC, A, 144A ...........................    United States       1,024,900            20,498,000
         (a) CIT Group Inc. ..............................................    United States       1,350,607            37,290,259
             Deutsche Boerse AG ..........................................       Germany          1,223,170           101,552,594
   (a, c, d) Marconi Corp., Contingent Distribution ......................   United Kingdom      77,739,439                    --
                                                                                                                  ---------------
                                                                                                                      247,675,735
                                                                                                                  ---------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 3.0%
   (a, e, f) AboveNet Inc. ...............................................    United States       1,685,069           109,596,888
   (a, e, f) AboveNet Inc., stock grant, grant price $10.475, expiration
                date 9/09/13 .............................................    United States           1,065               232,447
   (a, e, f) AboveNet Inc., stock grant, grant price $30, expiration date
                9/07/18 ..................................................    United States             229                32,096


                               24 | Annual Report

Mutual Shares Fund

                                                                                                 SHARES/
                                                                                                WARRANTS/
                                                                                 COUNTRY        CONTRACTS              VALUE
                                                                             --------------   -------------       ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
   (a, e, f) AboveNet Inc., wts., 9/08/10 ................................    United States          34,449       $     3,444,900
             Cable & Wireless PLC ........................................   United Kingdom      59,349,323           135,551,690
   (a, c, d) Global Crossing Holdings Ltd., Contingent Distribution ......    United States     105,649,309                    --
             Koninklijke KPN NV ..........................................     Netherlands        7,746,406           131,288,946
             Telefonica SA ...............................................        Spain           2,989,441            83,530,678
                                                                                                                  ---------------
                                                                                                                      463,677,645
                                                                                                                  ---------------
             ELECTRIC UTILITIES 2.8%
   (a, c, d) Calpine Corp., Contingent Distribution ......................    United States      18,710,000                    --
             E.ON AG .....................................................       Germany          5,251,033           218,807,981
             Entergy Corp. ...............................................    United States         821,510            67,232,378
             Exelon Corp. ................................................    United States       2,046,010            99,988,509
             Prime Infrastructure Group ..................................      Australia        14,234,065            52,752,234
                                                                                                                  ---------------
                                                                                                                      438,781,102
                                                                                                                  ---------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENT 0.5%
             Tyco Electronics Ltd. .......................................    United States       2,849,094            69,945,258
                                                                                                                  ---------------
             ENERGY EQUIPMENT & SERVICES 2.4%
             Baker Hughes Inc. ...........................................    United States       1,006,840            40,756,883
         (a) Exterran Holding Inc. .......................................    United States       2,387,650            51,215,093
         (a) Pride International Inc. ....................................    United States       1,850,030            59,034,457
         (a) Transocean Ltd. .............................................    United States       2,571,652           212,932,786
                                                                                                                  ---------------
                                                                                                                      363,939,219
                                                                                                                  ---------------
             FOOD & STAPLES RETAILING 4.6%
             Carrefour SA ................................................       France           1,570,699            75,455,539
             CVS Caremark Corp. ..........................................    United States      11,346,889           365,483,295
             Kroger Co. ..................................................    United States       7,343,068           150,753,186
             SUPERVALU Inc. ..............................................    United States       2,583,667            32,838,407
             Wal-Mart Stores Inc. ........................................    United States       1,504,460            80,413,387
                                                                                                                  ---------------
                                                                                                                      704,943,814
                                                                                                                  ---------------
             FOOD PRODUCTS 5.3%
             Cadbury PLC .................................................   United Kingdom      17,093,587           219,778,918
             Danone ......................................................       France             671,550            41,172,063
             General Mills Inc. ..........................................    United States       1,515,370           107,303,350
             Kraft Foods Inc., A .........................................    United States       7,077,922           192,377,920
             Nestle SA ...................................................     Switzerland        5,337,790           258,858,193
                                                                                                                  ---------------
                                                                                                                      819,490,444
                                                                                                                  ---------------
             HEALTH CARE EQUIPMENT & SUPPLIES 0.6%
             Becton, Dickinson and Co. ...................................    United States       1,167,888            92,099,648
                                                                                                                  ---------------
             HEALTH CARE PROVIDERS & SERVICES 3.2%
      (a, f) Community Health Systems Inc. ...............................    United States       4,806,000           171,093,600
         (a) Kindred Healthcare Inc. .....................................    United States       1,441,599            26,611,917
      (a, f) Tenet Healthcare Corp. ......................................    United States      25,881,411           139,500,805
             UnitedHealth Group Inc. .....................................    United States       5,140,570           156,684,574
                                                                                                                  ---------------
                                                                                                                      493,890,896
                                                                                                                  ---------------


                               Annual Report | 25

Mutual Shares Fund

                                                                                                 SHARES/
                                                                                                WARRANTS/
                                                                                 COUNTRY        CONTRACTS              VALUE
                                                                             --------------   -------------       ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             HOTELS, RESTAURANTS & LEISURE 0.1%
   (a, e, f) GLCP Harrah's Investment LP .................................    United States      22,185,100       $            --
             Thomas Cook Group PLC .......................................   United Kingdom       4,811,987            17,993,481
                                                                                                                  ---------------
                                                                                                                       17,993,481
                                                                                                                  ---------------
             HOUSEHOLD DURABLES 0.0%(b)
             Black & Decker Corp. ........................................    United States          23,502             1,523,635
                                                                                                                  ---------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.3%
             NRG Energy Inc. .............................................    United States       1,989,598            46,974,409
                                                                                                                  ---------------
             INDUSTRIAL CONGLOMERATES 3.9%
             Keppel Corp. Ltd. ...........................................      Singapore        12,863,380            75,322,388
             Orkla ASA ...................................................       Norway          24,350,543           238,825,542
             Siemens AG ..................................................       Germany          2,072,525           190,967,513
             Tyco International Ltd. .....................................    United States       2,651,794            94,616,010
                                                                                                                  ---------------
                                                                                                                      599,731,453
                                                                                                                  ---------------
             INSURANCE 6.2%
             ACE Ltd. ....................................................    United States       2,345,100           118,193,040
         (a) Alleghany Corp. .............................................    United States         362,736           100,115,136
         (a) Berkshire Hathaway Inc., A ..................................    United States           1,590           157,728,000
         (a) Berkshire Hathaway Inc., B ..................................    United States          34,578           113,623,308
         (a) Conseco Inc. ................................................    United States       3,530,090            17,650,450
             Old Republic International Corp. ............................    United States       6,101,302            61,257,072
      (a, e) Olympus Re Holdings Ltd. ....................................    United States         202,380               432,284
             The Travelers Cos. Inc. .....................................    United States       1,385,982            69,105,062
         (f) White Mountains Insurance Group Ltd. ........................    United States         729,457           242,661,165
             Zurich Financial Services AG ................................     Switzerland          352,340            77,095,117
                                                                                                                  ---------------
                                                                                                                      957,860,634
                                                                                                                  ---------------
             IT SERVICES 0.5%
         (a) Affiliated Computer Services Inc., A ........................    United States       1,396,370            83,349,325
                                                                                                                  ---------------
             LEISURE EQUIPMENT & PRODUCTS 1.6%
         (a) Eastman Kodak Co. ...........................................    United States       8,494,150            35,845,313
             Mattel Inc. .................................................    United States      10,792,980           215,643,740
                                                                                                                  ---------------
                                                                                                                      251,489,053
                                                                                                                  ---------------
             LIFE SCIENCES TOOLS & SERVICES 0.2%
         (a) MDS Inc. ....................................................       Canada           3,411,468            26,580,339
                                                                                                                  ---------------
             MACHINERY 0.1%
         (f) Federal Signal Corp. ........................................    United States       3,360,800            20,232,016
(a, e, f, g) MCII Holdings Inc. ..........................................    United States          11,211                    --
                                                                                                                  ---------------
                                                                                                                       20,232,016
                                                                                                                  ---------------
             MARINE 0.9%
             A P Moller - Maersk AS ......................................       Denmark             20,138           141,785,528
                                                                                                                  ---------------
             MEDIA 3.4%
         (a) Adelphia Recovery Trust .....................................    United States      99,967,609             3,198,964
      (a, c) Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
                Contingent Distribution ..................................    United States      12,005,115             2,491,061


                               26 | Annual Report

Mutual Shares Fund

                                                                                                 SHARES/
                                                                                                WARRANTS/
                                                                                 COUNTRY        CONTRACTS              VALUE
                                                                             --------------   -------------       ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             MEDIA (CONTINUED)
   (a, c, d) Century Communications Corp., Contingent Distribution .......    United States      33,138,000       $            --
             News Corp., A ...............................................    United States      22,460,462           307,483,725
             Time Warner Cable Inc. ......................................    United States       1,267,452            52,459,838
   (a, d, f) TVMAX Holdings Inc. .........................................    United States         257,217                    --
             Virgin Media Inc. ...........................................   United Kingdom       9,249,452           155,668,277
                                                                                                                  ---------------
                                                                                                                      521,301,865
                                                                                                                  ---------------
             METALS & MINING 0.8%
         (a) Anglo American PLC ..........................................   United Kingdom       2,699,914           118,184,080
                                                                                                                  ---------------
             MULTI-UTILITIES 0.5%
             GDF Suez ....................................................       France           1,830,119            79,338,341
                                                                                                                  ---------------
             OFFICE ELECTRONICS 0.7%
             Xerox Corp. .................................................    United States      12,083,810           102,229,033
                                                                                                                  ---------------
             OIL, GAS & CONSUMABLE FUELS 3.9%
      (a, d) Apco Oil Corp., Liquidating Trust ...........................    United States           9,200                    --
             Marathon Oil Corp. ..........................................    United States       5,387,400           168,194,628
             Noble Energy Inc. ...........................................    United States         596,875            42,509,437
             Royal Dutch Shell PLC, A ....................................   United Kingdom       5,993,596           181,028,156
             Total SA, B .................................................       France           1,523,752            98,163,777
             XTO Energy Inc. .............................................    United States       2,456,560           114,303,737
                                                                                                                  ---------------
                                                                                                                      604,199,735
                                                                                                                  ---------------
             PAPER & FOREST PRODUCTS 3.7%
         (a) Domtar Corp. ................................................    United States       1,285,784            71,245,292
             International Paper Co. .....................................    United States       4,465,209           119,578,297
             MeadWestvaco Corp. ..........................................    United States       4,116,457           117,854,164
             Weyerhaeuser Co. ............................................    United States       6,165,330           265,972,336
                                                                                                                  ---------------
                                                                                                                      574,650,089
                                                                                                                  ---------------
             PERSONAL PRODUCTS 0.3%
             L'Oreal SA ..................................................       France             369,690            41,277,037
                                                                                                                  ---------------
             PHARMACEUTICALS 0.9%
             Novartis AG .................................................     Switzerland        2,427,900           132,518,331
                                                                                                                  ---------------
             REAL ESTATE INVESTMENT TRUSTS (REITS) 1.1%
      (a, f) Alexander's Inc. ............................................    United States         326,675            99,446,404
             The Link REIT ...............................................      Hong Kong        26,757,775            68,398,197
                                                                                                                  ---------------
                                                                                                                      167,844,601
                                                                                                                  ---------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT 0.9%
      (a, d) Canary Wharf Group PLC ......................................   United Kingdom      14,262,931            75,647,541
         (a) Forestar Group Inc. .........................................    United States       1,473,566            32,388,981
         (a) The St. Joe Co. .............................................    United States       1,100,535            31,794,456
                                                                                                                  ---------------
                                                                                                                      139,830,978
                                                                                                                  ---------------
             ROAD & RAIL 0.6%
             Burlington Northern Santa Fe Corp. ..........................    United States         917,600            90,493,712
                                                                                                                  ---------------


                               Annual Report | 27

Mutual Shares Fund

                                                                                                 SHARES/
                                                                                                WARRANTS/
                                                                                 COUNTRY        CONTRACTS              VALUE
                                                                             --------------   -------------       ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.6%
         (a) LSI Corp. ...................................................    United States      24,355,334       $   146,375,557
             Maxim Integrated Products Inc. ..............................    United States       4,615,600            93,696,680
                                                                                                                  ---------------
                                                                                                                      240,072,237
                                                                                                                  ---------------
             SOFTWARE 2.6%
             Microsoft Corp. .............................................    United States      10,623,070           323,897,404
             Nintendo Co. Ltd. ...........................................        Japan             325,040            77,047,555
                                                                                                                  ---------------
                                                                                                                      400,944,959
                                                                                                                  ---------------
             TOBACCO 8.1%
             Altria Group Inc. ...........................................    United States      13,513,104           265,262,231
             British American Tobacco PLC ................................   United Kingdom       9,776,426           318,433,024
             British American Tobacco PLC, ADR ...........................   United Kingdom          70,550             4,561,763
             Imperial Tobacco Group PLC ..................................   United Kingdom       9,119,163           288,260,783
             Japan Tobacco Inc. ..........................................        Japan              26,009            87,554,496
             KT&G Corp. ..................................................     South Korea        1,121,477            61,936,941
             Lorillard Inc. ..............................................    United States         545,400            43,757,442
             Philip Morris International Inc. ............................    United States       1,599,950            77,101,590
             Reynolds American Inc. ......................................    United States       1,824,190            96,627,344
                                                                                                                  ---------------
                                                                                                                    1,243,495,614
                                                                                                                  ---------------
             TRANSPORTATION INFRASTRUCTURE 0.5%
             Groupe Eurotunnel SA ........................................       France           8,999,205            84,247,709
                                                                                                                  ---------------
             WIRELESS TELECOMMUNICATION SERVICES 1.1%
             Vodafone Group PLC ..........................................   United Kingdom      72,156,200           167,307,961
                                                                                                                  ---------------
             TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $12,324,590,640) ......................................                                         12,752,670,194
                                                                                                                  ---------------
             PREFERRED STOCKS 0.8%
             COMMERCIAL BANKS 0.1%
      (a, e) West Coast Bancorp, cvt. pfd., A ............................    United States         146,924            13,112,967
      (a, e) West Coast Bancorp, cvt. pfd., B ............................    United States           7,558               674,552
                                                                                                                  ---------------
                                                                                                                       13,787,519
                                                                                                                  ---------------
             DIVERSIFIED FINANCIAL SERVICES 0.4%
         (a) Bank of America Corp., pfd. .................................    United States       4,275,300            63,787,476
                                                                                                                  ---------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(b)
      (a, e) PTV Inc., 10.00%, pfd., A ...................................   United Kingdom         199,566                33,028
                                                                                                                  ---------------
             MACHINERY 0.3%
(e, f, g, l) MCII Holdings Inc., PIK, pfd., A ............................    United States          84,885            39,451,293
                                                                                                                  ---------------
             TOTAL PREFERRED STOCKS (COST $163,683,147) ..................                                            117,059,316
                                                                                                                  ---------------


                               28 | Annual Report

Mutual Shares Fund

                                                                                                PRINCIPAL
                                                                                 COUNTRY        AMOUNT(h)              VALUE
                                                                             --------------   -------------       ---------------
             CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE
             INTERESTS 4.9%
             American General Finance Corp., senior note, J, 6.90%,
                12/15/17 .................................................    United States      18,266,000       $    12,700,459
         (i) Boston Generating LLC, FRN,
                Revolver, 0.126%, 12/21/13 ...............................    United States         750,254               583,457
                Synthetic Letter of Credit, 0.126%, 12/21/13 .............    United States       2,679,425             2,083,733
                Term Loan B, 2.501%, 12/21/13 ............................    United States      11,747,856             9,136,061
      (e, j) Cerberus CG Investor I LLC, 12.00%, 7/31/14 .................    United States      49,252,400            10,343,004
      (e, j) Cerberus CG Investor II LLC, 12.00%, 7/31/14 ................    United States      49,252,400            10,343,004
      (e, j) Cerberus CG Investor III LLC, 12.00%, 7/31/14 ...............    United States      24,626,200             5,171,502
         (i) Charter Communications Operating LLC, FRN,
                Incremental Term Loan, 7.25%, 3/06/14 ....................    United States      16,651,252            17,013,417
                Term Loan B, 2.26%, 3/06/14 ..............................    United States      97,144,997            91,275,788
             CIT Group Inc.,
               (i) New Term Loan Tranche 1B, FRN, 13.00%, 1/20/12 ........    United States      23,056,900            23,957,572
                senior secured sub. bond, 7.00%, 5/01/13 .................    United States       6,877,510             6,464,859
                senior secured sub. bond, 7.00%, 5/01/14 .................    United States      10,316,266             9,607,023
                senior secured sub. bond, 7.00%, 5/01/15 .................    United States      10,316,266             9,284,639
                senior secured sub. bond, 7.00%, 5/01/16 .................    United States      17,193,779            15,216,494
                senior secured sub. bond, 7.00%, 5/01/17 .................    United States      24,071,293            21,002,203
               (i) Term Loan Tranche 2A, FRN, 9.50%, 1/20/12 .............    United States      48,538,000            49,872,795
         (f) DecisionOne Corp.,
               (e) senior secured note, 15.00%, 11/30/13 .................    United States       2,496,549             2,496,549
               (d) Term Loan B, 15.00%, 8/29/13 ..........................    United States         436,664               436,664
             Exterran Holding Inc., senior note, cvt., 4.25%, 6/15/14 ....    United States      15,483,000            18,192,525
         (i) First Data Corp., Term Loan, FRN,
                B-1, 2.982%, 9/24/14 .....................................    United States      90,212,762            80,289,358
                B-2, 2.999%, 9/24/14 .....................................    United States      22,416,642            20,001,249
                B-3, 2.999%, 9/24/14 .....................................    United States       5,616,972             4,992,085
(d, f, g, i) International Automotive Components Group NA Inc., Revolver,
                FRN, 6.25%, 1/18/14 ......................................    United States       3,854,095             3,854,095
(e, f, g, j) International Automotive Components Group NA LLC, 9.00%,
                4/01/17 ..................................................    United States       5,851,000             5,864,053
             Realogy Corp.,
               (i, k) Delayed Draw Term B Loan, FRN, 3.287%, 10/10/13 ....    United States      61,656,880            54,977,405
               (i, k) Initial Term Loan B, FRN, 3.287%, 10/10/13 .........    United States      94,643,415            84,390,410
                Second Lien Tranche A Term Loan, 13.50%, 10/15/17 ........    United States       5,364,000             5,690,308
               (i, k) Synthetic Letter of Credit, FRN, 0.094%, 10/10/13 ..    United States      25,480,901            22,720,479
         (i) Spectrum Brands Inc., FRN,
                Dollar Term Loan B, 8.00%, 6/30/12 .......................    United States       3,285,762             3,260,094
                Euro Term Loan, 8.50%, 6/30/12 ...........................    United States      10,335,058 EUR        14,322,779
                Letter of Credit Commitment, FRN, 1.50%, 6/30/12 .........    United States         168,642               167,153
         (i) Texas Competitive Electric Holdings Co. LLC, FRN,
               (k) Delayed Draw Term Loan, 3.735%, 10/10/14 ..............    United States      50,607,295            40,764,176
                Initial Tranche B-1 Term Loan, 3.775%, 10/10/14 ..........    United States      71,873,896            58,577,226
                Tranche B-2 Term Loan, 3.735%, 10/10/14 ..................    United States      11,190,499             9,141,239
                Tranche B-3 Term Loan, 3.735%, 10/10/14 ..................    United States      33,069,087            26,769,426


                               Annual Report | 29

Mutual Shares Fund

                                                                                                PRINCIPAL
                                                                                 COUNTRY        AMOUNT(h)              VALUE
                                                                             --------------   -------------       ---------------
             CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE
             INTERESTS (CONTINUED)
   (d, f, l) TVMAX Holdings Inc., PIK,
                11.50%, 3/31/10 ..........................................    United States       1,426,677       $       316,762
                14.00%, 3/31/10 ..........................................    United States       2,116,875               420,317
                                                                                                                  ---------------
             TOTAL CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE
                INTERESTS (COST $767,840,894)                                                                         751,700,362
                                                                                                                  ---------------
             CORPORATE BONDS AND NOTES IN REORGANIZATION 0.0%(b)
      (d, j) Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .....    United States          85,000                   425
      (g, j) Wimar OPCO LLC/Finance Corp., senior sub. note, 9.625%,
                12/15/14 .................................................    United States      76,355,000               429,497
                                                                                                                  ---------------
             TOTAL CORPORATE BONDS AND NOTES IN REORGANIZATION
                (COST $50,395,033) .......................................                                                429,922
                                                                                                                  ---------------

                                                                                                 SHARES/
                                                                                                PRINCIPAL
                                                                                                AMOUNT(h)
                                                                                              -------------
             COMPANIES IN LIQUIDATION 0.0%
(a, e, f, g) CB FIM Coinvestors LLC ......................................    United States      43,105,703                    --
      (a, e) FIM Coinvestor Holdings I, LLC ..............................    United States      53,924,666                    --
         (d) Peregrine Investments Holdings Ltd.,
                6.70%, 1/15/98 ...........................................      Hong Kong        95,000,000 JPY                --
                6.70%, 6/30/00 ...........................................      Hong Kong       250,000,000 JPY                --
                zero cpn., 1/22/98 .......................................      Hong Kong           500,000                    --
         (d) PIV Investment Finance (Cayman) Ltd., 4.50%, 12/01/00 .......      Hong Kong        22,710,000                    --
                                                                                                                  ---------------
             TOTAL COMPANIES IN LIQUIDATION (COST $--) ...................                                                     --
                                                                                                                  ---------------
             TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
                (COST $13,306,509,714) ...................................                                         13,621,859,794
                                                                                                                  ---------------

                                                                                                PRINCIPAL
                                                                                                AMOUNT(h)
                                                                                              -------------
             SHORT TERM INVESTMENTS 10.1%
             SENIOR FLOATING RATE INTERESTS (COST $2,096,768) 0.0%(b)
      (i, m) Lyondell Chemical Co., DIP Delayed Draw Term Loan, FRN,
                13.00%, 4/06/10 ..........................................    United States       2,109,486             2,205,995
                                                                                                                  ---------------
             U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $1,560,604,251) 10.1%
      (n, o) U.S. Treasury Bills, 1/07/10 - 6/17/10 ......................    United States   1,561,200,000         1,560,874,192
                                                                                                                  ---------------
             TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
                (COST $14,869,210,733) ...................................                                         15,186,939,981
                                                                                                                  ---------------

                                                                                                  SHARES
                                                                                              -------------
             MONEY MARKET FUNDS (COST $131,829) 0.0%(b)
         (a) Bank of New York Institutional Cash Reserve Fund, Series B ..    United States         131,829               105,463
                                                                                                                  ---------------
             TOTAL INVESTMENTS (COST $14,869,342,562) 98.6% ..............                                         15,185,045,444
             SECURITIES SOLD SHORT (0.8)% ................................                                           (118,897,925)
             OTHER ASSETS, LESS LIABILITIES 2.2% .........................                                            332,112,274
                                                                                                                  ---------------
             NET ASSETS 100.0% ...........................................                                        $15,398,259,793
                                                                                                                  ===============


                               30 | Annual Report

Mutual Shares Fund

                                                                                 COUNTRY          SHARES               VALUE
                                                                             --------------   -------------       ---------------
         (p) SECURITIES SOLD SHORT (PROCEEDS $120,448,809) (0.8)%
             OIL, GAS & CONSUMABLE FUELS (0.8)%
             Exxon Mobil Corp.                                                United States       1,743,627       $  (118,897,925)
                                                                                                                  ---------------

(a)  Non-income producing.

(b)  Rounds to less than 0.1% of net assets.

(c) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2009, the aggregate value of these securities was $83,871,899, representing 0.54% of net assets.

(e)  See Note 9 regarding restricted securities.

(f)  See Note 13 regarding holdings of 5% voting securities.

(g)  See Note 15 regarding other considerations.

(h)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(i)  The coupon rate shown represents the rate at period end.

(j)  See Note 8 regarding credit risk and defaulted securities.

(k)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(l)  Income may be received in additional securities and/or cash.

(m)  See Note 10 regarding unfunded loan commitments.

(n)  The security is traded on a discount basis with no stated coupon rate.

(o) Security or a portion of the security has been segregated as collateral for securities sold short. At December 31, 2009, the value of these securities and cash pledged amounted to $179,462,367.

(p)  See Note 1(e) regarding securities sold short.

At December 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                             CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY        AMOUNT        DATE     APPRECIATION  DEPRECIATION
--------               ------------  ----  --------------  ------------  ----------  ------------  ------------
British Pound........  BANT          Sell       3,580,000  $  5,745,542    1/13/10   $         --  $    (36,624)
British Pound........  DBFX          Sell       2,640,815     4,232,417    1/13/10             --       (32,843)
British Pound........  SSBT          Sell         201,667       321,677    1/13/10             --        (4,041)
British Pound........  BANT          Sell      54,138,137    90,362,177    1/13/10      2,922,038            --
British Pound........  SSBT          Sell      19,567,249    32,421,895    1/13/10        818,241            --
British Pound........  DBFX          Sell      35,706,541    58,782,528    1/13/10      1,111,815            --
Euro.................  SSBT          Buy        1,856,148     2,759,072    1/14/10             --      (102,147)
Euro.................  DBFX          Sell     143,182,426   211,560,151    1/14/10      6,606,229            --
Euro.................  BBU           Sell      22,880,000    33,762,099    1/14/10      1,011,252            --
Euro.................  SSBT          Sell     295,201,002   432,294,229    1/14/10      9,738,160            --
Euro.................  HSBC          Sell       2,750,000     4,127,805    1/14/10        191,405            --
South Korean Won.....  BANT          Sell  16,352,898,000    13,930,000    1/15/10             --       (86,670)
South Korean Won.....  DBFX          Sell   6,772,837,500     5,850,000    1/15/10         44,752            --
South Korean Won.....  BANT          Sell  22,994,905,000    19,835,000    1/15/10        125,222            --
Australian Dollar....  BANT          Buy       12,200,000    11,076,590    1/19/10             --      (150,653)
Australian Dollar....  DBFX          Buy        6,150,000     5,610,243    1/19/10             --      (102,496)
Australian Dollar....  BANT          Sell       1,800,000     1,610,280    1/19/10             --        (1,743)


                               Annual Report | 31

Mutual Shares Fund

                                                             CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY        AMOUNT        DATE     APPRECIATION  DEPRECIATION
--------               ------------  ----  --------------  ------------  ----------  ------------  ------------
Australian Dollar....  DBFX          Sell      36,100,000  $ 33,356,400    1/19/10   $  1,026,374  $         --
Canadian Dollar......  DBFX          Sell       4,273,324     3,993,015    1/29/10             --       (72,393)
Canadian Dollar......  BANT          Buy        4,273,324     4,027,259    1/29/10         38,149            --
Euro.................  DBFX          Sell      50,000,000    71,162,500    1/29/10             --      (406,696)
Euro.................  BBU           Sell     212,800,000   313,965,120    1/29/10      9,366,622            --
British Pound........  BBU           Sell      12,400,000    20,459,077    2/10/10        434,733            --
British Pound........  BONY          Sell      72,053,495   120,041,122    2/10/10      3,684,353            --
British Pound........  DBFX          Sell     168,820,000   278,885,488    2/10/10      6,263,739            --
British Pound........  SSBT          Sell       1,075,752     1,761,845    2/10/10         24,649            --
British Pound........  BANT          Sell       1,310,000     2,172,635    2/10/10         57,160            --
Euro.................  DBFX          Sell     106,000,000   159,243,800    2/16/10      7,522,330            --
Euro.................  BBU           Sell     106,000,000   159,318,000    2/16/10      7,596,530            --
Euro.................  SSBT          Sell      42,900,000    64,607,400    2/16/10      3,203,145            --
Norwegian Krone......  HAND          Sell      37,398,038     6,460,000    2/16/10             --       (74,322)
Norwegian Krone......  DBFX          Sell     488,000,000    86,376,268    2/16/10      2,362,245            --
Norwegian Krone......  SSBT          Sell     248,703,530    44,005,083    2/16/10      1,188,313            --
Norwegian Krone......  BBU           Sell     488,000,000    86,345,701    2/16/10      2,331,679            --
Norwegian Krone......  BANT          Sell      27,266,634     4,870,000    2/16/10        175,780            --
Norwegian Krone......  HAND          Sell      14,505,855     2,600,000    2/16/10        102,674            --
Euro.................  DBFX          Sell      73,743,439   111,080,004    2/26/10      5,530,506            --
Euro.................  BBU           Sell      57,200,000    86,131,760    2/26/10      4,261,002            --
British Pound........  BANT          Sell      84,000,000   135,156,000    3/15/10             --      (464,836)
British Pound........  BBU           Sell      84,262,387   135,603,459    3/15/10             --      (441,010)
British Pound........  SSBT          Sell     100,000,000   166,530,000    3/15/10      5,076,623            --
Euro.................  BBU           Sell     109,295,359   164,052,335    3/15/10      7,623,340            --
Singapore Dollar.....  SSBT          Sell      64,837,485    45,856,544    3/24/10             --      (235,049)
Singapore Dollar.....  BANT          Sell       2,193,172     1,555,000    3/24/10             --        (4,079)
Singapore Dollar.....  SSBT          Buy        2,460,000     1,750,084    3/24/10             --        (1,322)
Singapore Dollar.....  SSBT          Buy        7,239,400     5,142,811    3/24/10         11,696            --
British Pound........  DBFX          Sell      93,750,000   156,562,500    4/12/10      5,225,771            --
Japanese Yen.........  SSBT          Buy    1,242,870,000    13,608,264    4/20/10             --      (231,735)
Japanese Yen.........  HAND          Buy      213,483,240     2,360,000    4/20/10             --       (62,362)
Japanese Yen.........  DBFX          Buy      104,415,400     1,150,000    4/20/10             --       (26,217)
Japanese Yen.........  DBFX          Sell   6,352,766,528    69,828,838    4/20/10      1,456,466            --
Japanese Yen.........  SSBT          Sell     740,248,065     8,235,352    4/20/10        268,348            --
Japanese Yen.........  BANT          Sell      71,488,980       810,000    4/20/10         40,592            --
Danish Krone.........  HAND          Buy        8,639,560     1,720,000    4/23/10             --       (60,250)
Danish Krone.........  SSBT          Sell     128,000,000    25,695,846    4/23/10      1,105,711            --
Danish Krone.........  HAND          Sell     199,343,161    40,055,536    4/23/10      1,759,637            --
Danish Krone.........  BANT          Sell       5,932,200     1,200,000    4/23/10         60,363            --
Danish Krone.........  DBFX          Sell       6,076,741     1,210,000    4/23/10         42,595            --
Swiss Franc..........  DBFX          Sell     106,500,000   100,235,294    5/10/10             --    (2,745,669)
Swiss Franc..........  SSBT          Sell     100,900,000    95,009,416    5/10/10             --    (2,556,585)
Swiss Franc..........  BBU           Sell      60,208,186    56,698,546    5/10/10             --    (1,520,205)
Swiss Franc..........  BANT          Sell      43,079,443    40,657,861    5/10/10             --      (998,125)
Swiss Franc..........  SSBT          Buy       19,272,900    18,962,899    5/10/10             --      (326,826)
Swiss Franc..........  AESX          Sell         372,848       360,000    5/10/10             --          (528)
Swiss Franc..........  DBFX          Sell       8,137,062     8,030,000    5/10/10        161,808            --


                               32 | Annual Report

Mutual Shares Fund

                                                             CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY        AMOUNT        DATE     APPRECIATION  DEPRECIATION
--------               ------------  ----  --------------  ------------  ----------  ------------  ------------
Swiss Franc..........  BBU           Sell       5,167,807  $  5,070,000    5/10/10   $     72,951  $         --
Swiss Franc..........  BANT          Sell       4,934,878     4,890,000    5/10/10        118,183            --
Swiss Franc..........  HSBC          Sell       2,578,050     2,550,000    5/10/10         57,135            --
Swiss Franc..........  SSBT          Sell      18,747,654    18,437,897    5/10/10        309,715            --
British Pound........  DBFX          Sell      56,250,000    94,033,125    5/12/10      3,246,070            --
                                                                                     ------------  ------------
   Unrealized appreciation (depreciation)..........................................   104,376,101   (10,745,426)
                                                                                     ------------  ------------
      Net unrealized appreciation (depreciation)...................................  $ 93,630,675
                                                                                     ============

See Abbreviations on page 57.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

Mutual Shares Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...................................   $13,983,515,533
      Cost - Controlled affiliated issuers (Note 13) ................        96,845,914
      Cost - Non-controlled affiliated issuers (Note 13) ............       788,981,115
                                                                        ---------------
      Total cost of investments .....................................   $14,869,342,562
                                                                        ---------------
      Value - Unaffiliated issuers ..................................   $14,278,930,461
      Value - Controlled affiliated issuers (Note 13) ...............        39,451,293
      Value - Non-controlled affiliated issuers (Note 13) ...........       866,663,690
                                                                        ---------------
      Total value of investments ....................................    15,185,045,444
   Cash .............................................................         1,858,948
   Foreign currency, at value (cost $136,491,944) ...................       136,362,166
   Receivables:
      Investment securities sold ....................................        27,699,379
      Capital shares sold ...........................................        13,738,067
      Dividends and interest ........................................        31,647,197
      Due from brokers ..............................................       114,822,839
   Unrealized appreciation on forward exchange contracts ............       104,376,101
   Unrealized appreciation on unfunded loan commitments (Note 10) ...         5,422,021
   Other assets .....................................................             2,127
                                                                        ---------------
         Total assets ...............................................    15,620,974,289
                                                                        ---------------
Liabilities:
   Payables:
      Investment securities purchased ...............................        36,008,742
      Capital shares redeemed .......................................        29,278,719
      Affiliates ....................................................        14,954,459
      Allocator Funds (Note 14) .....................................           486,947
   Securities sold short, at value (proceeds $120,448,809) ..........       118,897,925
   Unrealized depreciation on forward exchange contracts ............        10,745,426
   Accrued expenses and other liabilities ...........................        12,342,278
                                                                        ---------------
         Total liabilities ..........................................       222,714,496
                                                                        ---------------
            Net assets, at value ....................................   $15,398,259,793
                                                                        ---------------
Net assets consist of:
      Paid-in capital ...............................................   $17,483,251,802
      Undistributed net investment income ...........................        51,394,550
      Net unrealized appreciation (depreciation) ....................       416,448,169
      Accumulated net realized gain (loss) ..........................    (2,552,834,728)
                                                                        ---------------
            Net assets, at value ....................................   $15,398,259,793
                                                                        ===============

   The accompanying notes are an integral part of these financial statements.


                               34 | Annual Report

Mutual Shares Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2009

CLASS Z:
   Net assets, at value .............................................   $ 8,472,347,320
                                                                        ===============
   Shares outstanding ...............................................       441,484,199
                                                                        ===============
   Net asset value and maximum offering price per share .............   $         19.19
                                                                        ===============
CLASS A:
   Net assets, at value .............................................   $ 5,100,309,152
                                                                        ===============
   Shares outstanding ...............................................       267,648,184
                                                                        ===============
   Net asset value per share(a) .....................................   $         19.06
                                                                        ===============
   Maximum offering price per share (net asset value
      per share / 94.25%) ...........................................   $         20.22
                                                                        ===============
CLASS B:
   Net assets, at value .............................................   $   242,799,177
                                                                        ===============
   Shares outstanding ...............................................        12,981,175
                                                                        ===============
   Net asset value and maximum offering price per share(a) ..........   $         18.70
                                                                        ===============
CLASS C:
   Net assets, at value .............................................   $ 1,355,154,904
                                                                        ===============
   Shares outstanding ...............................................        71,734,503
                                                                        ===============
   Net asset value and maximum offering price per share(a) ..........   $         18.89
                                                                        ===============
CLASS R:
   Net assets, at value .............................................   $   227,649,240
                                                                        ===============
   Shares outstanding ...............................................        12,012,500
                                                                        ===============
   Net asset value and maximum offering price per share .............   $         18.95
                                                                        ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 35

Mutual Shares Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2009

Investment income:
   Dividends: (net of foreign taxes of $15,082,568)
      Unaffiliated issuers ..........................................   $   289,527,935
      Controlled affiliated issuers (Note 13) .......................         3,509,575
      Non-controlled affiliated issuers (Note 13) ...................         1,536,049
   Interest:
      Unaffiliated issuers ..........................................        91,519,030
      Adjustment for uncollectible interest (Note 8) ................       (64,185,406)
      Non-controlled affiliated issuers (Note 13) ...................         1,025,530
   Income from securities loaned ....................................            26,396
                                                                        ---------------
         Total investment income ....................................       322,959,109
                                                                        ---------------
Expenses:
   Management fees (Note 3a) ........................................        78,604,362
   Administrative fees (Note 3b) ....................................        10,459,048
   Distribution fees: (Note 3c)
      Class A .......................................................        13,717,303
      Class B .......................................................         2,441,089
      Class C .......................................................        12,374,555
      Class R .......................................................           941,541
   Transfer agent fees (Note 3e) ....................................        18,578,898
   Special servicing agreement fees (Note 14) .......................         4,097,255
   Custodian fees (Note 4) ..........................................         1,045,926
   Reports to shareholders ..........................................         1,065,402
   Registration and filing fees .....................................           177,654
   Professional fees ................................................           740,146
   Trustees' fees and expenses ......................................           464,293
   Dividends on securities sold short ...............................         6,938,633
   Other ............................................................           459,911
                                                                        ---------------
         Total expenses .............................................       152,106,016
         Expense reductions (Note 4) ................................           (75,211)
         Expenses waived/paid by affiliates (Note 3f) ...............        (2,170,810)
                                                                        ---------------
            Net expenses ............................................       149,859,995
                                                                        ---------------
               Net investment income ................................       173,099,114
                                                                        ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
   Investments:
      Unaffiliated issuers ..........................................    (1,386,735,707)
      Non-controlled affiliated issuers (Note 13) ...................         4,172,126
   Written options ..................................................         1,180,566
   Foreign currency transactions ....................................      (150,464,341)
   Securities sold short ............................................       (16,116,980)
                                                                        ---------------
            Net realized gain (loss) ................................    (1,547,964,336)
                                                                        ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...................................................     4,756,150,193
      Translation of other assets and liabilities denominated in
         foreign currencies .........................................         5,430,851
                                                                        ---------------
            Net change in unrealized appreciation (depreciation) ....     4,761,581,044
                                                                        ---------------
Net realized and unrealized gain (loss) .............................     3,213,616,708
                                                                        ---------------
Net increase (decrease) in net assets resulting from operations .....   $ 3,386,715,822
                                                                        ===============

   The accompanying notes are an integral part of these financial statements.


                               36 | Annual Report

Mutual Shares Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED DECEMBER 31,
                                                                        ----------------------------------
                                                                              2009              2008
                                                                        ---------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................................   $   173,099,114   $    384,719,913
      Net realized gain (loss) from investments, written options,
         securities sold short, and foreign currency transactions ...    (1,547,964,336)    (1,012,654,333)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and liabilities
         denominated in foreign currencies ..........................     4,761,581,044     (8,435,202,719)
                                                                        ---------------   ----------------
            Net increase (decrease) in net assets resulting from
               operations ...........................................     3,386,715,822     (9,063,137,139)
                                                                        ---------------   ----------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ....................................................      (188,144,825)      (127,105,081)
         Class A ....................................................      (100,642,328)       (62,555,645)
         Class B ....................................................        (3,482,528)          (699,702)
         Class C ....................................................       (18,827,931)        (3,935,667)
         Class R ....................................................        (4,005,071)        (1,844,206)
   Net realized gains:
         Class Z ....................................................                --        (99,640,941)
         Class A ....................................................                --        (64,633,914)
         Class B ....................................................                --         (4,094,496)
         Class C ....................................................                --        (18,867,642)
         Class R ....................................................                --         (2,513,154)
                                                                        ---------------   ----------------
   Total distributions to shareholders ..............................      (315,102,683)      (385,890,448)
                                                                        ---------------   ----------------
   Capital share transactions: (Note 2)
         Class Z ....................................................      (455,073,677)    (1,040,714,353)
         Class A ....................................................      (535,481,624)      (637,960,764)
         Class B ....................................................       (82,809,947)      (110,710,385)
         Class C ....................................................      (213,582,598)      (384,748,179)
         Class R ....................................................        10,369,752         (6,628,985)
                                                                        ---------------   ----------------
   Total capital share transactions .................................    (1,276,578,094)    (2,180,762,666)
                                                                        ---------------   ----------------
   Redemption fees ..................................................                --             41,515
                                                                        ---------------   ----------------
            Net increase (decrease) in net assets ...................     1,795,035,045    (11,629,748,738)
Net assets:
   Beginning of year ................................................    13,603,224,748     25,232,973,486
                                                                        ---------------   ----------------
   End of year ......................................................   $15,398,259,793   $ 13,603,224,748
                                                                        ===============   ================
Undistributed net investment income included in net assets:
   End of year ......................................................   $    51,394,550   $    185,022,528
                                                                        ===============   ================

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 37

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Shares Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                               38 | Annual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.


                               Annual Report | 39

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.


                               40 | Annual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

The Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest is recorded as an expense to the Fund.

F. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or
ICRF) managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2009, the Fund had no securities on loan.


                               Annual Report | 41

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES LENDING (CONTINUED)

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund's position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                               42 | Annual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                           YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------------
                                                   2009                           2008
                                      -----------------------------   -----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                      -----------   ---------------   -----------   ---------------
CLASS Z SHARES:
   Shares sold ....................    23,405,112   $   385,423,323    21,247,862   $   433,408,039
   Shares issued in reinvestment of
      distributions ...............     9,467,532       173,151,528    11,801,196       209,921,901
   Shares redeemed ................   (63,671,841)   (1,013,648,528)  (84,323,664)   (1,684,044,293)
                                      -----------   ---------------   -----------   ---------------
   Net increase (decrease) ........   (30,799,197)  $  (455,073,677)  (51,274,606)  $(1,040,714,353)
                                      ===========   ===============   ===========   ===============


                               Annual Report | 43

Mutual Shares Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         YEAR ENDED DECEMBER 31,
                                      --------------------------------------------------------------
                                                   2009                            2008
                                      -----------------------------   ------------------------------
                                         SHARES          AMOUNT          SHARES           AMOUNT
                                      -----------   ---------------   ------------   ---------------
CLASS A SHARES:
   Shares sold ....................    47,993,394   $   783,278,694     76,308,129   $ 1,522,769,665
   Shares issued in reinvestment of
      distributions ...............     5,021,401        90,685,761      6,333,689       114,388,652
   Shares redeemed ................   (89,190,532)   (1,409,446,079)  (115,667,539)   (2,275,119,081)
                                      -----------   ---------------   ------------   ---------------
   Net increase (decrease) ........   (36,175,737)  $  (535,481,624)   (33,025,721)  $  (637,960,764)
                                      ===========   ===============   ============   ===============
CLASS B SHARES:
   Shares sold ....................       271,883   $     4,243,645        362,646   $     7,153,214
   Shares issued in reinvestment of
      distributions ...............       187,729         3,244,440        225,906         4,479,374
   Shares redeemed ................    (5,731,040)      (90,298,032)    (6,173,610)     (122,342,973)
                                      -----------   ---------------   ------------   ---------------
   Net increase (decrease) ........    (5,271,428)  $   (82,809,947)    (5,585,058)  $  (110,710,385)
                                      ===========   ===============   ============   ===============
CLASS C SHARES:
   Shares sold ....................     6,092,431   $    98,311,995     10,732,376   $   210,664,085
   Shares issued in reinvestment of
      distributions ...............       960,730        16,839,334      1,032,282        20,495,376
   Shares redeemed ................   (21,149,658)     (328,733,927)   (31,195,589)     (615,907,640)
                                      -----------   ---------------   ------------   ---------------
   Net increase (decrease) ........   (14,096,497)  $  (213,582,598)   (19,430,931)  $  (384,748,179)
                                      ===========   ===============   ============   ===============
CLASS R SHARES:
   Shares sold ....................     3,289,119   $    53,583,802      3,686,186   $    79,355,666
   Shares issued in reinvestment of
      distributions ...............       222,091         3,976,407        235,917         4,330,719
   Shares redeemed ................    (2,953,233)      (47,190,457)    (4,379,473)      (90,315,370)
                                      -----------   ---------------   ------------   ---------------
   Net increase (decrease) ........       557,977   $    10,369,752       (457,370)  $    (6,628,985)
                                      ===========   ===============   ============   ===============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and /or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               44 | Annual Report

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                         NET ASSETS
-------------------   -------------------------------------------------
      0.600%          Up to and including $5 billion
      0.570%          Over $5 billion, up to and including $10 billion
      0.550%          Over $10 billion, up to and including $15 billion
      0.530%          Over $15 billion, up to and including $20 billion
      0.510%          Over $20 billion, up to and including $25 billion
      0.490%          Over $25 billion, up to and including $30 billion
      0.480%          Over $30 billion, up to and including $35 billion
      0.470%          In excess of $35 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE                         NET ASSETS
-------------------   ----------------------------------------------------
      0.150%          Up to and including $200 million
      0.135%          Over $200 million, up to and including $700 million
      0.100%          Over $700 million, up to and including $1.2 billion
      0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........   0.35%
Class B ...........   1.00%
Class C ...........   1.00%
Class R ...........   0.50%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.


                               Annual Report | 45

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ...............................    $2,275,436
Contingent deferred sales charges retained ...................    $  127,960

E. TRANSFER AGENT FEES

For the year ended December 31, 2009, the Fund paid transfer agent fees of $18,578,898, of which $10,963,263 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services has voluntarily agreed to limit the increase in the Fund's net annual operating expense ratio that results from the implementation of the Special Servicing Agreement (SSA) at 0.02% through April 30, 2010. See Note 14 regarding the SSA.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES' RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2009, the Fund's projected benefit obligation and benefit payments under the plan were as follows:

(a) Projected benefit obligation at December 31, 2009 ........    $498,163
(b) Increase in projected benefit obligation .................    $ 40,654
    Benefit payments made to retired trustees ................    $ 20,800

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.


                               46 | Annual Report

Mutual Shares Fund

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2016...............   $  246,029,893
2017...............    2,195,445,343
                      --------------
                      $2,441,475,236
                      ==============

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

                                         2009            2008
                                     ------------    ------------
Distributions paid from:
   Ordinary income ..............    $315,102,683    $352,311,047
   Long term capital gain .......              --      33,579,401
                                     ------------    ------------
                                     $315,102,683    $385,890,448
                                     ============    ============

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ........................................    $14,964,218,485
                                                                ===============
Unrealized appreciation ....................................    $ 2,416,727,751
Unrealized depreciation ....................................     (2,195,900,792)
                                                                ---------------
Net unrealized appreciation (depreciation) .................    $   220,826,959
                                                                ===============
Distributable earnings - undistributed ordinary income .....    $   126,350,686
                                                                ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, accrued pension expense, partnership distributions, and recognition of partnership income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, partnership distributions, recognition of partnership income, and index options.


                               Annual Report | 47

Mutual Shares Fund

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2009, aggregated $5,813,392,636 and $6,429,562,081 respectively.

Transactions in options written during the year ended December 31, 2009, were as follows:

                                                          NUMBER OF     PREMIUMS
                                                          CONTRACTS     RECEIVED
                                                          ---------    -----------
Options outstanding at December 31, 2008 .............       7,354     $ 1,185,782
Options written ......................................      26,064       3,271,322
Options expired ......................................      (7,329)     (1,180,566)
Options exercised ....................................     (26,089)     (3,276,538)
Options closed .......................................          --              --
                                                          --------     -----------
Options outstanding at December 31, 2009 .............          --     $        --
                                                          ========     ===========

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. For the year ended December 31, 2009, the Fund recorded an adjustment for uncollectible interest of $64,185,406, as noted in the Statement of Operations.

At December 31, 2009, the aggregate value of distressed company securities and securities for which interest has been discontinued was $32,151,485, representing 0.21% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                               48 | Annual Report

Mutual Shares Fund

9. RESTRICTED SECURITIES (CONTINUED)

At December 31, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                   ACQUISITION
CONTRACTS                            ISSUER                           DATES             COST           VALUE
-----------------   ----------------------------------------   ------------------   ------------   ------------
        1,685,069   AboveNet Inc. ..........................   10/02/01 - 9/08/09   $ 44,630,142   $109,596,888
            1,065   AboveNet Inc., stock grant, grant price
                       $10.475, expiration date 9/09/13 ....   4/17/06 - 9/08/06             --         232,447
              229   AboveNet Inc., stock grant, grant price
                       $30, expiration date 9/07/18 ........        9/08/09                  --          32,096
           34,449   AboveNet Inc., wts., 9/08/10 ...........   10/02/01- 9/07/07       3,603,181      3,444,900
        1,024,900   Bond Street Holdings LLC, A, 144A ......        11/04/09          20,498,000     20,498,000
       43,105,703   CB FIM Coinvestors LLC .................   1/15/09 - 6/02/09              --             --
       56,116,385   Cerberus CG Investor I LLC .............   7/26/07 - 6/17/08      55,924,193     11,784,441
       49,252,400   Cerberus CG Investor I LLC, 12.00%,
                       7/31/14 .............................        7/26/07           49,252,400     10,343,004
       56,116,385   Cerberus CG Investor II LLC ............   7/26/07 - 6/17/08      55,924,193     11,784,441
       49,252,400   Cerberus CG Investor II LLC, 12.00%,
                       7/31/14 .............................        7/26/07           49,252,400     10,343,004
       28,058,192   Cerberus CG Investor III LLC ...........   7/26/07 - 6/17/08      27,962,097      5,892,220
       24,626,200   Cerberus CG Investor III LLC, 12.00%,
                       7/31/14 .............................        7/26/07           24,626,200      5,171,502
        1,879,100   (a) DecisionOne Corp. ..................   3/12/99 - 7/18/00       1,313,385      3,119,306
        2,496,549   (a) DecisionOne Corp., senior secured
                       note, 15.00%, 11/30/13 ..............   6/01/09 - 10/15/09      2,496,549      2,496,549
        1,031,766   (a) DecisionOne Corp., wts., 6/08/17 ...        7/09/07                   --             --
           64,834   Elephant Capital Holdings Ltd. .........   8/29/03 - 3/10/08      10,025,406             --
       53,924,666   FIM Coinvestor Holdings I, LLC .........   11/20/06 - 6/02/09             --             --
       22,185,100   GLCP Harrah's Investment LP ............        1/15/08           22,199,516             --
           10,725   GMAC Inc. ..............................        11/13/09         253,897,100    118,219,822
          678,719   IACNA Investor LLC .....................        7/24/08              246,248          6,787
        7,234,813   International Automotive Components
                       Group Brazil LLC ....................   4/13/06 - 12/26/08      4,811,544      8,113,264
        1,104,272   International Automotive Components
                       Group Japan LLC .....................   9/26/06 - 3/27/07       9,586,103      4,229,321
       25,796,752   International Automotive Components
                       Group LLC ...........................   1/12/06 - 10/16/06     25,800,935     17,587,194
        5,851,000   (b) International Automotive Components
                       Group NA LLC, 9.00%, 4/01/17 ........        3/30/07            5,938,765      5,864,053
       19,434,979   (b) International Automotive Components
                       Group NA LLC, A .....................   3/30/07 - 10/10/07     20,679,582      5,915,036
           11,211   MCII Holdings Inc. .....................        4/17/09           12,907,338             --
           84,885   MCII Holdings Inc., PIK, pfd., A .......   4/17/09 - 10/01/09     83,938,576     39,451,293
          301,530   NCB Warrant Holdings Ltd., A ...........   12/16/05 - 3/10/08      2,839,451             --
          202,380   Olympus Re Holdings Ltd. ...............        12/19/01          19,570,491        432,284
          199,566   PTV Inc., 10.00%, pfd., A ..............   12/07/01 - 3/06/02        125,727         33,028
        1,467,000   State Bank and Trust Co. ...............        7/24/09           14,670,000     20,904,750
          146,924   West Coast Bancorp, cvt. pfd., A .......        10/23/09          14,692,400     13,112,967


                               Annual Report | 49

Mutual Shares Fund

9. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                   ACQUISITION
CONTRACTS                            ISSUER                           DATES             COST           VALUE
-----------------   ----------------------------------------   ------------------   ------------   ------------
            7,558   West Coast Bancorp, cvt. pfd., B .......         10/23/09       $    755,800   $    674,552
           43,036   West Coast Bancorp, wts., C, 10/23/16 ..         10/23/09                 --             --
           23,917   West Coast Bancorp, wts., D, 3/01/10 ...         10/23/09                 --             --
                                                                                                   ------------
                    TOTAL RESTRICTED SECURITIES (2.79% of
                       Net Assets) .........................                                       $429,283,149
                                                                                                   ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $436,664 as of December 31, 2009.

(b) The Fund also invests in unrestricted securities of the issuer, valued at $3,854,095 as of December 31, 2009.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2009, unfunded commitments were as follows:

                                                                 UNFUNDED
BORROWER                                                        COMMITMENT
--------                                                       -----------
Lyondell Chemical Co., DIP Delayed Draw Term Loan,
   FRN, 13.00%, 4/06/10 ....................................   $ 1,054,256
Realogy Corp., FRN, Revolver, 2.504%, 4/10/13 ..............    45,678,400
                                                               -----------
                                                               $46,732,656
                                                               ===========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

11. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. Unfunded capital commitments requiring recognition are monitored for impairment and any unrealized deprecation is included in the Statement of Assets and Liabilities and the Statement of Operations. At December 31, 2009, the Fund had aggregate unfunded capital commitments of $29,600,154 for which no depreciation has been recognized.


                               50 | Annual Report

Mutual Shares Fund

12. OTHER DERIVATIVE INFORMATION

At December 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                   ASSET DERIVATIVES                          LIABILITY DERIVATIVES
DERIVATIVE CONTRACTS   -----------------------------------------   -------------------------------------------
NOT ACCOUNTED FOR AS     STATEMENT OF ASSETS AND     FAIR VALUE       STATEMENT OF ASSETS AND       FAIR VALUE
HEDGING INSTRUMENTS       LIABILITIES LOCATION         AMOUNT           LIABILITIES LOCATION          AMOUNT
--------------------   --------------------------   ------------   -----------------------------   -----------
Foreign exchange       Unrealized appreciation on                  Unrealized depreciation
   contracts .......   forward exchange contracts   $104,376,101   on forward exchange contracts   $10,745,426

For the year ended December 31, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                       CHANGE IN
                                                                                      UNREALIZED
                                                                                     APPRECIATION
                                                                    REALIZED GAIN   (DEPRECIATION)      AVERAGE
                                                                   (LOSS) FOR THE       FOR THE         AMOUNT
DERIVATIVE CONTRACTS                                                  YEAR ENDED       YEAR ENDED     OUTSTANDING
NOT ACCOUNTED FOR AS                                                 DECEMBER 31,     DECEMBER 31,    DURING THE
HEDGING INSTRUMENTS        STATEMENT OF OPERATIONS LOCATIONS            2009             2009            YEAR(a)
--------------------   -----------------------------------------   --------------   --------------   -------------
Foreign exchange
   contracts .......   Net realized gain (loss) from foreign
                       currency transactions/Net change in
                       unrealized appreciation (depreciation)
                       on translation of other assets and
                       liabilities denominated in foreign
                       currencies                                   $(148,201,642)    $4,855,645     3,694,060,186

Equity contracts ...   Net realized gain (loss) from investments
                       and written options/Net change in
                       unrealized appreciation (depreciation)
                       on investments                                 (44,501,158)      (853,414)            9,786

(a) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.


                               Annual Report | 51

Mutual Shares Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2009, were as shown below.

                                         NUMBER OF                               NUMBER OF
                                      SHARES/WARRANTS/                       SHARES/WARRANTS/
                                        CONTRACTS/                              CONTRACTS/
                                      PRINCIPAL AMOUNT                       PRINCIPAL AMOUNT
                                           HELD AT                                HELD AT       VALUE AT                   REALIZED
                                         BEGINNING        GROSS      GROSS          END          END OF       INVESTMENT   CAPITAL
NAME OF ISSUER                            OF YEAR       ADDITIONS REDUCTIONS      OF YEAR         YEAR          INCOME   GAIN (LOSS)
------------------------------------- ---------------- ---------- ---------- ---------------- ------------    ---------- -----------
CONTROLLED AFFILIATES(a)
CB FIM Coinvestors LLC ..............            --    43,105,703         --    43,105,703    $         --    $       --  $      --
MCII Holdings Inc. ..................            --        11,211         --        11,211              --            --         --
MCII Holdings Inc., PIK,
   pfd., A ..........................            --        84,885         --        84,885      39,451,293     3,509,575         --
                                                                                              ------------    ----------  ---------
TOTAL CONTROLLED AFFILIATES .........                                                         $ 39,451,293    $3,509,575  $      --
                                                                                              ============    ==========  =========
NON-CONTROLLED AFFILIATES
AboveNet Inc. .......................       842,420       842,649         --     1,685,069    $109,596,888    $       --  $      --
AboveNet Inc., stock grant,
   grant price $10.475,
   expiration date 9/09/13 ..........         1,065            --         --         1,065         232,447            --         --
AboveNet Inc., stock grant,
   grant price $30,
   expiration date 9/07/18 ..........            --           229         --           229          32,096            --         --
AboveNet Inc., wts., 9/08/10 ........        34,449            --         --        34,449       3,444,900            --         --
Alexander's Inc. ....................       326,675            --         --       326,675      99,446,404            --         --
Bond Street Holdings LLC, A, 144A ...            --     1,024,900         --     1,024,900      20,498,000            --         --
Community Health Systems Inc. .......     4,806,000            --         --     4,806,000     171,093,600            --         --
DecisionOne Corp. ...................     1,879,100            --         --     1,879,100       3,119,306            --         --
DecisionOne Corp., 12.00%, 4/15/10 ..     2,418,729        49,159  2,467,888          --                --       145,865   (642,512)
DecisionOne Corp., senior secured
   note, 15.00%, 11/30/13 ...........            --     2,496,549         --     2,496,549       2,496,549       219,025         --
DecisionOne Corp., Term Loan B,
   15.00%, 8/29/13 ..................       433,342         3,322         --       436,664         436,664        47,782         --
DecisionOne Corp., wts., 6/08/17 ....     1,031,766            --         --     1,031,766              --            --         --
Elephant Capital Holdings Ltd. ......        64,834            --         --        64,834              --            --         --
Federal Signal Corp. ................     3,360,800            --         --     3,360,800      20,232,016       806,592         --
GLCP Harrah's Investment LP .........    22,185,100            --         --    22,185,100              --            --         --
Guaranty Bancorp ....................     5,731,834            --         --     5,731,834       7,566,021            --         --
IACNA Investor LLC ..................       678,719            --         --       678,719           6,787            --         --
International Automotive
   Components Group Brazil LLC ......     7,234,813            --         --     7,234,813       8,113,264            --         --
International Automotive
   Components Group Japan LLC .......     1,104,272            --         --     1,104,272       4,229,321            --         --
International Automotive
   Components Group LLC .............    25,796,752            --         --    25,796,752      17,587,194            --         --
International Automotive
   Components Group NA Inc.,
   Revolver, FRN, 6.25%, 1/18/14 ....            --     3,854,095         --     3,854,095       3,854,095       197,554         --
International Automotive
   Components Group NA LLC,
   9.00%, 4/01/17 ...................     5,851,000          --           --     5,851,000       5,864,053            --         --


                               52 | Annual Report

Mutual Shares Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

                                          NUMBER OF                             NUMBER OF
                                      SHARES/WARRANTS/                       SHARES/WARRANTS/
                                         CONTRACTS/                             CONTRACTS/
                                      PRINCIPAL AMOUNT                       PRINCIPAL AMOUNT
                                           HELD AT                               HELD AT        VALUE AT                   REALIZED
                                          BEGINNING       GROSS      GROSS          END          END OF       INVESTMENT   CAPITAL
NAME OF ISSUER                             OF YEAR      ADDITIONS REDUCTIONS     OF YEAR          YEAR          INCOME   GAIN (LOSS)
------------------------------------- ---------------- ---------- ---------- ---------------- ------------    ---------- -----------
NON-CONTROLLED AFFILIATES (CONTINUED)
International Automotive
   Components Group NA LLC, A........    19,434,979            --         --    19,434,979    $  5,915,036    $       -- $       --
Kindred Healthcare Inc...............     2,883,197            --  1,441,598     1,441,599              --(b)         --  4,814,638
Tenet Healthcare Corp................    25,881,411            --         --    25,881,411     139,500,805            --         --
TVMAX Holdings Inc...................       257,217            --         --       257,217              --            --         --
TVMAX Holdings Inc.,
   PIK, 11.50%, 3/31/10..............       978,922       447,755         --     1,426,677         316,762       136,716         --
TVMAX Holdings Inc.,
   PIK, 14.00%, 3/31/10..............     1,838,287       278,588         --     2,116,875         420,317       278,588         --
White Mountains Insurance Group
   Ltd...............................       729,457            --         --       729,457     242,661,165       729,457         --
                                                                                              ------------    ----------  ---------
   TOTAL NON-CONTROLLED
      AFFILIATES.....................                                                         $866,663,690    $2,561,579 $4,172,126
                                                                                              ============    ========== ==========
      TOTAL AFFILIATED SECURITIES
         (5.88% of Net Assets).......                                                         $906,114,983    $6,071,154 $4,172,126
                                                                                              ============    ========== ==========

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

(b)  As of December 31, 2009, no longer an affiliate.

14. SPECIAL SERVICING AGREEMENT

On May 1, 2009, the Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Franklin Mutual.

For the year ended December 31, 2009, the Fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statement of Operations. At December 31, 2009, 20.98% of the Fund's outstanding shares was held by one or more of the Allocator Funds.

15. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                               Annual Report | 53

Mutual Shares Fund

16. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

17. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                     LEVEL 1          LEVEL 2        LEVEL 3           TOTAL
                                                 ---------------   ------------   ------------    ---------------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Airlines.............................   $            --   $     70,149   $         --    $        70,149
         Auto Components......................                --             --     35,890,059(b)      35,890,059
         Chemicals............................       147,161,152             --      3,157,637        150,318,789
         Commercial Banks.....................       284,227,099     20,904,750     13,787,519(b)     318,919,368
         Computers & Peripherals..............       226,854,294             --      3,119,306(b)     229,973,600



                               54 | Annual Report

Mutual Shares Fund

17. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                     LEVEL 1          LEVEL 2        LEVEL 3           TOTAL
                                                 ---------------   ------------   ------------    ---------------
ASSETS: (CONTINUED)
   Investments in Securities: (CONTINUED)
      Equity Investments:(a) (CONTINUED)
         Consumer Finance ....................   $            --   $         --   $147,680,924    $   147,680,924
         Diversified Financial Services ......       290,965,211             --     20,498,000        311,463,211
         Diversified Telecommunication
            Services .........................       460,232,745      3,477,928             --(b)     463,710,673
         Hotels, Restaurants & Leisure .......        17,993,481             --             --(b)      17,993,481
         Insurance ...........................       957,428,350             --        432,284        957,860,634
         Machinery ...........................        20,232,016             --     39,451,293(b)      59,683,309
         Media ...............................       515,611,840      5,690,025             --        521,301,865
         Real Estate Management &
            Development ......................        64,183,437             --     75,647,541        139,830,978
         All Other Equity Investments(c) .....     9,515,032,470             --             --(b)   9,515,032,470
         Corporate Bonds, Notes and Senior
            Floating Rate Interests ..........                --    712,454,412     39,245,950        751,700,362
         Corporate Bonds and Notes in
         Reorganization ......................                --        429,497            425            429,922
         Companies in Liquidation ............                --             --             --(b)              --
         Short Term Investments ..............     1,560,874,192      2,311,458             --      1,563,185,650
                                                 ---------------   ------------   ------------    ---------------
   Total Investments in Securities ...........   $14,060,796,287   $745,338,219   $378,910,938    $15,185,045,444
                                                 ===============   ============   ============    ===============
Forward Exchange Contracts ...................   $            --   $104,376,101   $         --    $   104,376,101
Unfunded Loan Commitments ....................                --      5,422,021             --          5,422,021
LIABILITIES:
Securities Sold Short ........................       118,897,925             --             --        118,897,925
Forward Exchange Contracts ...................                --     10,745,426             --         10,745,426

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at December 31, 2009.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.

At December 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                        NET CHANGE
                                                          NET CHANGE                                                  IN UNREALIZED
                                                              IN                                                       APPRECIATION
                               BALANCE AT       NET       UNREALIZED         NET          TRANSFER     BALANCE AT     (DEPRECIATION)
                              BEGINNING OF   REALIZED    APPRECIATION     PURCHASES     IN (OUT) OF      END OF       ON ASSETS HELD
                                  YEAR      GAIN (LOSS)  (DEPRECIATION)     (SALES)        LEVEL 3         YEAR         AT YEAR END
                              ------------ ------------  -------------- -------------  -------------  ------------    --------------
ASSETS:
   Investment in Securities:
      Equity Investments:(a)
         Auto Components .... $ 14,546,880 $     11,621   $ 20,681,394  $     650,164  $          --  $ 35,890,059(b) $  20,681,394
         Chemicals ..........    3,157,637           --             --             --             --     3,157,637               --
         Commercial Banks ...           --           --     (3,810,178)    17,597,696             --    13,787,519(b)    (3,810,178)
         Computers &
            Peripherals .....           --           --      3,119,306             --             --     3,119,306(b)     3,119,306
         Consumer Finance ...   73,128,607           --     31,210,178     43,342,139             --   147,680,924      (91,855,422)


                               Annual Report | 55

Mutual Shares Fund

17. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                                                                                        NET CHANGE
                                                           NET CHANGE                                                  IN UNREALIZED
                                                               IN                                                      APPRECIATION
                               BALANCE AT       NET        UNREALIZED         NET         TRANSFER     BALANCE AT     (DEPRECIATION)
                              BEGINNING OF    REALIZED    APPRECIATION    PURCHASES     IN (OUT) OF      END OF       ON ASSETS HELD
                                  YEAR      GAIN (LOSS)  (DEPRECIATION)    (SALES)        LEVEL 3         YEAR          AT YEAR END
                              ------------ ------------  -------------- -------------  -------------  ------------    --------------
ASSETS: (CONTINUED)
   Investment in Securities:
      (CONTINUED)
      Equity Investments:(a)
         (CONTINUED)
         Diversified
            Financial
            Services ........ $         -- $         --  $         --   $  20,498,000  $          --  $ 20,498,000    $          --
         Diversified
            Telecommunication
            Services ........   42,261,192           --    25,259,361              --    (67,520,553)           --(b)            --
         Health Care
            Providers &
            Services ........   35,662,264           --     4,926,786              --    (40,589,050)           --               --
         Hotels, Restaurants
            & Leisure .......    6,655,530           --    (6,669,946)         14,416             --            --(b)    (6,669,946)
         Insurance ..........      475,107           --       (42,823)             --             --       432,284          (42,823)
         Machinery ..........           --           --   (57,394,621)     96,845,914             --    39,451,293      (57,394,621)
         Multi-Utilities ....           --    1,539,761        38,015      (1,577,776)            --            --               --
         Real Estate
            Management &
            Development .....   54,978,930           --    20,668,611              --             --    75,647,541       20,668,611
      Corporate Bonds,
         Notes & Senior
         Floating Rate
         Interests ..........  213,219,870  (35,845,560)   73,839,898    (211,968,258)            --    39,245,950        2,313,400
      Corporate Bonds &
         Notes in
         Reorganization .....    1,858,494  (55,153,784)   66,203,053     (12,907,338)            --           425               --
      Companies in
         Liquidation ........           --           --            --              --             --            --(b)            --
                              ------------ ------------  ------------   -------------  -------------  ------------    -------------
   Total..................... $445,944,511 $(89,447,962) $178,029,034   $ (47,505,042) $(108,109,603) $378,910,938    $(112,990,279)
                              ============ ============  ============   =============  =============  ============    =============

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at December 31, 2009.

18. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

19. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 18, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                               56 | Annual Report

Mutual Shares Fund

ABBREVIATIONS

COUNTERPARTY

AESX - Credit Suisse International
BANT - Bank of America N.A.
BBU  - Barclays Bank
BONY - Bank of New York Mellon
DBFX - Deutsche Bank AG
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA
SSBT - State Street Bank and Trust Co.

CURRENCY

EUR  - Euro
JPY  - Japanese Yen
USD  - U.S. Dollar

SELECTED PORTFOLIO

ADR  - American Depository Receipt
DIP  - Debtor-In-Possession
FRN  - Floating Rate Note
PIK  - Payment-In-Kind


                               Annual Report | 57

Mutual Shares Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF FRANKLIN MUTUAL SERIES FUNDS AND SHAREHOLDERS OF THE MUTUAL SHARES FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Shares Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the "Fund"), including the statement of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Shares Fund of the Franklin Mutual Series Funds at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                             (ERNST & YOUNG LLP)

Boston, Massachusetts
February 18, 2010


                               58 | Annual Report

Mutual Shares Fund

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 45.39% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $289,670,183 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               Annual Report | 59

Mutual Shares Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                        FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF       OVERSEEN BY
AND ADDRESS                           POSITION         TIME SERVED      BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                --------------  ------------------  --------------  ----------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)     Trustee         Since 1987          8               None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New
York University.

ANN TORRE BATES (1958)             Trustee         Since 1995          31              SLM Corporation (Sallie Mae) and
c/o Franklin Mutual Advisers, LLC                                                      Allied Capital Corporation (financial
101 John F. Kennedy Parkway                                                            services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

BURTON J. GREENWALD (1929)         Trustee         Since 2002          15              Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC                                                      Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway                                                            Fiduciary International Ireland Limited.
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY,
Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and
Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation;
Governor, Investment Company Institute and Chairman, ICI Public Information Committee.

KEITH E. MITCHELL (1954)           Trustee         Since 2009          8               None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Principal, Mitchell Advisers LLC (advisory firm); director of various boards of asset management firms; and FORMERLY, Managing
Director, Putman Lovell NBF.


                               60 | Annual Report

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                        FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF       OVERSEEN BY
AND ADDRESS                           POSITION         TIME SERVED      BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                --------------  ------------------  --------------  ----------------------------------------
CHARLES RUBENS II (1930)           Trustee         Since 1998          15              None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

LARRY D. THOMPSON (1945)           Trustee         Since 2009          141             None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JAN HOPKINS TRACHTMAN (1947)       Trustee         Since 2009          8               None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on
Advisory Board of Knight Bagehot Fellowship; and FORMERLY, Anchor/Correspondent, CNN Financial News (until 2003); Managing
Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-air Reporter, ABC News' World News Tonight and Editor, CBS Network News.

ROBERT E. WADE (1946)              Trustee and     Trustee             38              El Oro Ltd. (investments).
c/o Franklin Mutual Advisers, LLC  Chairman        since 1993 and
101 John F. Kennedy Parkway        of the Board    Chairman of the
Short Hills, NJ 07078-2789                         Board since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                        FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF       OVERSEEN BY
AND ADDRESS                           POSITION         TIME SERVED      BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                --------------  ------------------  --------------  ----------------------------------------
**GREGORY E. JOHNSON (1961)        Trustee         Since 2007          89              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 61

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                        FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF       OVERSEEN BY
AND ADDRESS                           POSITION         TIME SERVED      BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                --------------  ------------------  --------------  ----------------------------------------
**PETER A. LANGERMAN (1955)        Trustee,        Trustee             8               None
c/o Franklin Mutual Advisers, LLC  President       since 2007,
101 John F. Kennedy Parkway        and Chief       President and
Short Hills, NJ 07078-2702         Executive       Chief Executive
                                   Officer -       Officer -
                                   Investment      Investment
                                   Management      Management
                                                   since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's
Division of Investment.

PHILIPPE BRUGERE-TRELAT (1949)     Vice President  Since 2005          Not Applicable  Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments;
and FORMERLY, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

JAMES M. DAVIS (1952)              Chief           Chief Compliance    Not Applicable  Not Applicable
One Franklin Parkway               Compliance      Officer since 2004
San Mateo, CA 94403-1906           Officer and     and Vice President
                                   Vice President  - AML Compliance
                                   - AML           since 2006
                                   Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin
Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)          Chief           Since March 2009    Not Applicable  Not Applicable
One Franklin Parkway               Executive
San Mateo, CA 94403-1906           Officer -
                                   Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).

ALIYA S. GORDON (1973)             Vice President  Since March 2009    Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               62 | Annual Report

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                        FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF       OVERSEEN BY
AND ADDRESS                           POSITION         TIME SERVED      BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                --------------  ------------------  --------------  ----------------------------------------
DAVID P. GOSS (1947)               Vice President  Since 2000          Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)              Secretary and   Secretary since     Not Applicable  Not Applicable
One Franklin Parkway               Vice President  2005 and Vice
San Mateo, CA 94403-1906                           President since
                                                   August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

MATTHEW T. HINKLE (1971)           Treasurer,      Since March 2009    Not Applicable  Not Applicable
One Franklin Parkway               Chief Financial
San Mateo, CA 94403-1906           Officer and
                                   Chief
                                   Accounting
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton
Investments.

ROBERT C. ROSSELOT (1960)          Vice President  Since               Not Applicable  Not Applicable
500 East Broward Blvd.                             August 2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)           Vice President  Since               Not Applicable  Not Applicable
One Franklin Parkway                               August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 63

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                        FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF       OVERSEEN BY
AND ADDRESS                           POSITION         TIME SERVED      BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                --------------  ------------------  --------------  ----------------------------------------
CRAIG S. TYLE (1960)               Vice President  Since 2005          Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the parent company of the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               64 | Annual Report

Mutual Shares Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 65

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(10)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(9.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(10.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL SHARES FUND

INVESTMENT MANAGER

Franklin Mutual Advisers,  LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

474 A2009 02/10


DECEMBER 31, 2009                                                      (GRAPHIC)

ANNUAL REPORT
AND SHAREHOLDER LETTER

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                                                   INTERNATIONAL

                           MUTUAL INTERNATIONAL FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES



                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

(GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Mutual International Fund .................................................    4
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   15
Financial Highlights and Statement of Investments .........................   17
Financial Statements ......................................................   26
Notes to Financial Statements .............................................   30
Report of Independent Registered Public Accounting Firm ...................   41
Tax Designation ...........................................................   42
Board Members and Officers ................................................   44
Shareholder Information ...................................................   49

Shareholder Letter

Dear Mutual International Fund Shareholder:

During 2009 we celebrated the 60th anniversary of the first fund in the Mutual Series family. Every year has its share of investment surprises, highlights and disappointments, which is what makes the business so fascinating and humbling. While none of us who are currently involved with the Funds were here 60 years ago, we think it's safe to conclude that 2009 was a year like no other in our history.

What made 2009 so remarkable was the extent of the stress imposed on and absorbed by the global economic infrastructure -- and the dramatic global market rebound from its lows. Until they hit bottom in March, world markets plunged to levels not reached in a decade, down a further 24% from year-end 2008 and 60% from the October 2007 peak.(1) The global banking system's survival came into question, home prices continued to drop and economic paralysis spread. As rumors swirled about the demise of the next financial giant, they threatened to become self-fulfilling prophecies.

The equity and credit market rebound was driven not by a single event but a sequence of factors. Initially, the banking system's mere survival was enough to halt the declines and start the market upward. The results of government "stress tests" of major financial institutions were generally positive, enabling many of those institutions to raise capital in the public sector and avoid a worst-case scenario of government takeovers and/or failures of major banks.

(1.) As measured by the Morgan Stanley Capital International (MSCI) All Country
     World Index. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI All Country World Index is a free float-adjusted, market-capitalization weighted index designed to measure equity market performance in global developed and emerging markets.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

These capital infusions lowered risk by enabling banks to absorb legacy losses, avoid fire-sale asset liquidations and generate new business at attractive spreads. Investors began to grasp the "green shoots" of a recovery as aggressively as they had looked for protection in a proverbial bunker a month or two before.

Asia's increased reliance on trading within the region served countries there well as China's continued development drove regional growth. Partially as a consequence of the Asian financial crisis in the late 1990s, balance sheets in the region are generally less leveraged, which also helped them through this mostly western crisis.

The Fund saw significant inflows relative to its size and as a result we generally had high levels of cash. One of our challenges was to find new investments as the market rallied and as our existing positions moved towards price targets. Notwithstanding this challenge, we were pleased with the Fund's performance.

Most of our portfolio was invested in what we believe to be undervalued equities. We focused on economically defensive industries with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows. In Asia, we invested in companies that are, in our analysis, well placed to become regional market leaders but are, as yet, undiscovered by the market. Many of these are in China's emerging industries such as advertising and gaming.

We were able to find some opportunities in merger arbitrage and distressed debt, but opportunities were limited because the market was into a recovery phase when the Fund launched in May.

Equity outperformance on the scale achieved in 2009 does not look sustainable into a second year. Formidable headwinds remain. The reserve currency status of the U.S. dollar continues to be questioned, and the European Central Bank will have to navigate its withdrawal of monetary stimulus without slowing economic recovery. Although the banking sector is no longer on life support, prospects for economic growth in the European region remain uncertain, over and beyond the welcome but temporary effects of restocking. Asian economic health looks more robust, but uncertainty surrounds China's monetary policy and challenges ahead for the developing country. However,


                       2 | Not part of the annual report
imbalances and temporary upheavals often generate mispriced securities, and that volatility can help us find value for our shareholders. We thank you for your patience and support since the Fund's launch, and look forward to serving you in the future.

Sincerely,

/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       Not part of the annual report | 3

Annual Report

Mutual International Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual International Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. The Fund normally invests at least 80% of its net assets in securities of non-U.S. issuers that the manager believes are available at prices less than their intrinsic value. The Fund invests, to a lesser extent, in risk arbitrage securities and distressed companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Mutual International Fund's inaugural annual report for the period from inception on May 1, 2009, through December 31, 2009.

PERFORMANCE OVERVIEW

Mutual International Fund - Class Z delivered a +28.27% cumulative total return from inception on May 1, 2009, through period-end on December 31, 2009. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency), which had a +24.49% total return for the same period.1 You can find other Fund performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

Equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and confidence was rekindled as investors began to believe the global financial system was finally

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EAFE Index Net Return (Local Currency) is a free float-adjusted, market capitalization weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                               4 | Annual Report
on the mend. Global equities rallied from their March lows, led by the riskier, lower quality stocks that had been most vulnerable to a systemic meltdown or funding collapse. Emerging market economies fueled the recovery as governments aggressively incentivized lending and consumption, resulting in a dramatic statistical recovery that laid the groundwork for the developing world's best annual equity rally on record. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the year, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

Nonetheless, developed economies technically recovered by year-end, with Germany and France leading the eurozone out of a recession and both Japan and the U.S. exiting their longest recessions since World War II. Credit spreads narrowed as access to capital expanded and the private sector significantly reduced debt, though largely by transferring its liabilities to the public balance sheet. The growing indebtedness of sovereign governments exposed structural weaknesses in places like Dubai, Greece and Ireland, temporarily roiling markets toward the end of the year. Policymakers remained firmly committed to stimulus throughout the period, indicating that deflation worries persisted despite signs of economic stabilization. The U.S. Federal Reserve Board announced its intention to keep the benchmark lending rate "exceptionally low" for an extended period; the new Japanese administration trumpeted its fight against deflation; and even China restated its commitment to "moderately loose" policy. Still, policymakers began discussing exit strategies by period-end as interest rates remained at record lows and economic indicators rebounded.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/09

                                  (BAR CHART)

U.K                                           16.2%
France                                        10.5%
Germany                                        9.7%
China                                          6.1%
Hong Kong                                      5.3%
Australia                                      5.0%
Japan                                          5.0%
Switzerland                                    4.8%
Denmark                                        3.9%
South Korea                                    3.0%
Italy                                          2.7%
Netherlands                                    2.4%
Singapore                                      2.1%
Ireland                                        1.4%
Bermuda                                        1.1%
Other                                          2.4%
Short-Term Investments & Other Net Assets     18.4%


                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/09

                                         % OF TOTAL
                                         NET ASSETS
                                         ----------
Insurance                                    8.2%
Food Products                                6.1%
Commercial Banks                             5.9%
Food & Staples Retailing                     4.5%
Capital Markets                              4.3%
Media                                        4.2%
Diversified Financial Services               3.1%
Diversified Telecommunication Services       3.1%
Multi-Utilities                              2.8%
Wireless Telecommunication Services          2.8%

companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbi-trage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

During the period under review, the Fund outperformed its benchmark index with the help of several investments. Three of the largest contributors during the period were Chinese economy hotel operator Home Inns & Hotels Management; CNinsure, an independent Chinese insurance agency and brokerage firm; and VisionChina Media, which operates a vast advertising network of digital television displays primarily within China's bus and subway transportation systems.

Home Inns & Hotels is China's leading business hotel chain. We saw value embedded in the company's portfolio of newly built hotels, many of whose businesses had yet to mature. Given an abundant number of owners of large


                               6 | Annual Report
and small businesses increasingly traveling around China in an effort to expand their franchises, Home Inns & Hotels was able to grow rapidly by bringing newly built hotels to profitability quickly. When investors recognized this situation, the company's stock price rose sharply, allowing us to sell our holdings at an attractive valuation.

CNinsure operates in China, where the emerging middle class increasingly needs to protect life and property. While closely monitoring the underwriting standards in this nascent market, we accumulated CNinsure stock as it traded closer to the value of the cash it held on its balance sheet. This was a signal to us that its earnings were being ignored by other investors, as company sales and earnings continued to climb. Eventually, other investors showed interest and the value of our holding increased significantly.

VisionChina Media provides content for televisions mounted in Chinese mass transit services in about 20 major cities. It pays local TV networks for exclusive rights to stream that content into its network of more than 81,000 TVs, and then charges advertisers for space, just as a TV network would. Fast-moving consumer goods companies have found this advertising to be very successful as it catches the consumer en route, closer to the point of sale. As the advertisements are streaming, they can also be used to promote special sale items instantly, unlike traditional outdoor advertising billboards. After the 2008 Beijing Olympics, VisionChina's stock reacted positively to its resilient 2009 earnings. In our view, however, its share price does not yet reflect the potential increase in advertising demand that could result from either the Shanghai World Trade Fair or the company's acquisition of a major competitor.

Among the top detractors from the Fund's performance during the period were China Digital TV Holding (CDTV), Swiss asset manager UBS and German sports car manufacturer Porsche Holding.

CDTV controls over 50% of China's Conditional Access Card (CAC) market. CACs provide the encryption that allows set-top boxes to talk to the cable companies that provide televised content. In our view, CDTV is an investment in China's growing population of TV viewers and the government- mandated switch to an all-digital signal from analog by 2015. The business suffered from uncertainty surrounding consolidation of China's fragmented cable industry, causing CAC shipments to stagnate. However, as 2015 approaches, we see the inevitable need for CACs and believe CDTV is one of the companies best positioned to benefit from the trend.

We began accumulating shares of UBS in the summer of 2009 and continued to selectively do so as its share price weakened through year-end. With its

TOP 10 HOLDINGS
12/31/09

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------                     ----------
Sinomedia Holding Ltd.                           1.7%
   MEDIA, CHINA
Vodafone Group PLC                               1.6%
   WIRELESS TELECOMMUNICATION SERVICES,
   U.K.
Jyske Bank AS                                    1.5%
   COMMERCIAL BANKS, DENMARK
Cable & Wireless PLC                             1.4%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   U.K.
ISIS Asset Management PLC                        1.4%
   CAPITAL MARKETS, U.K.
A.P. Moller-Maersk AS                            1.4%
   MARINE, DENMARK
Siemens AG                                       1.3%
   INDUSTRIAL CONGLOMERATES, GERMANY
British American Tobacco Group PLC               1.3%
   TOBACCO, U.K.
Nintendo Co. Ltd.                                1.3%
   SOFTWARE, JAPAN
Berkeley Group Holdings PLC                      1.3%
   HOUSEHOLD DURABLES, U.K.


                               Annual Report | 7
leading global wealth management platform, UBS could be a big beneficiary of customers' willingness to convert savings to investments. In addition, we think the earnings from UBS's wealth management division could offset any slippage that might come from the investment bank, as it underperformed its peers during 2009's robust fixed income market advance.

Our investment in Porsche experienced a high level of volatility in 2009 as supporters and detractors fought to gain the upper hand in Porsche's longstanding attempt to first gain control of Volkswagen and then negotiate a merger of its automobile manufacturing operations. In addition, a longstanding reluctance by Porsche management to communicate with investors led to a seemingly never-ending stream of rumors. Despite all of this, we are of the opinion that the announced merger between the two German companies' car operations carries a strong industrial logic that we think should ultimately benefit Porsche shareholders.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies between May and year-end 2009, our hedging strategy negatively impacted performance.

Thank you for your participation in Mutual International Fund. We look forward to serving your future investment needs.

(PHOTO OF PHILIPPE BRUGERE-TRELAT)


/s/ Philippe Brugere-Trelat

Philippe Brugere-Trelat
Co-Portfolio Manager


(PHOTO OF ANDREW SLEEMAN)

/s/ Andrew Sleeman

Andrew Sleeman, CFA
Co-Portfolio Manager

Mutual International Fund


                               8 | Annual Report

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PHILIPPE BRUGERE-TRELAT has been a co-portfolio manager for Mutual International Fund since its May 2009 inception. Mr. Brugere-Trelat has also served as lead portfolio manager for Mutual European Fund since 2005 and assumed portfolio manager responsibilities for Mutual Global Discovery Fund in December 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund's former manager.

ANDREW SLEEMAN has been a co-portfolio manager for Mutual International Fund since its May 2009 inception. He joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. He also worked in Australia in the fixed income division of JP Morgan Investment Management.


                               Annual Report | 9

Performance Summary as of 12/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS Z (SYMBOL: N/A)                       CHANGE   12/31/09   5/1/09
---------------------                       ------   --------   ------
Net Asset Value (NAV)                       +$2.59    $12.59    $10.00
DISTRIBUTIONS (5/2/09-12/31/09)
Dividend Income                   $0.1733
Short-Term Capital Gain           $0.0575
   TOTAL                          $0.2308

CLASS A (SYMBOL: N/A)                       CHANGE   12/31/09   5/1/09
---------------------                       ------   --------   ------
Net Asset Value (NAV)                       +$2.58    $12.58    $10.00
DISTRIBUTIONS (5/2/09-12/31/09)
Dividend Income                   $0.1618
Short-Term Capital Gain           $0.0575
   TOTAL                          $0.2193

CLASS C (SYMBOL: N/A)                       CHANGE   12/31/09   5/1/09
---------------------                       ------   --------   ------
Net Asset Value (NAV)                       +$2.54    $12.54    $10.00
DISTRIBUTIONS (5/2/09-12/31/09)
Dividend Income                   $0.1383
Short-Term Capital Gain           $0.0575
   TOTAL                          $0.1958

CLASS R (SYMBOL: N/A)                       CHANGE   12/31/09   5/1/09
---------------------                       ------   --------   ------
Net Asset Value (NAV)                       +$2.58    $12.58    $10.00
DISTRIBUTIONS (5/2/09-12/31/09)
Dividend Income                   $0.1463
Short-Term Capital Gain           $0.0575
   TOTAL                          $0.2038


                               10 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS Z                                        INCEPTION (5/1/09)
-------                                        ------------------
Cumulative Total Return(2)                            +28.27%
Aggregate Total Return(3)                             +28.27%
Value of $10,000 Investment(4)                       $12,827
   Total Annual Operating Expenses(5)
      Without Waiver                    1.61%
      With Waiver                       1.17%

CLASS A                                        INCEPTION (5/1/09)
-------                                        ------------------
Cumulative Total Return(2)                            +28.05%
Aggregate Total Return(3)                             +20.69%
Value of $10,000 Investment(4)                       $12,069
   Total Annual Operating Expenses(5)
      Without Waiver                    1.91%
      With Waiver                       1.47%

CLASS C                                        INCEPTION (5/1/09)
-------                                        ------------------
Cumulative Total Return(2)                            +27.41%
Aggregate Total Return(3)                             +26.41%
Value of $10,000 Investment(4)                       $12,641
   Total Annual Operating Expenses(5)
      Without Waiver                    2.61%
      With Waiver                       2.17%

CLASS R                                        INCEPTION (5/1/09)
-------                                        ------------------
Cumulative Total Return(2)                            +27.89%
Aggregate Total Return(3)                             +27.89%
Value of $10,000 Investment(4)                       $12,789
   Total Annual Operating Expenses(5)
      Without Waiver                    2.11%
      With Waiver                       1.67%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.17% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/10.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The index is unmanaged, differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AGGREGATE TOTAL RETURN

CLASS Z                    12/31/09
-------                    --------
Since Inception (5/1/09)    +28.27%

CLASS Z (5/1/09-12/31/09)

                              (PERFORMANCE GRAPH)

               Mutual      MSCI EAFE
           International   Index Net
                Fund       Return(5)
           -------------   ---------
  5/1/09       10000         10000
 5/31/09       10520         10528
 6/30/09       10530         10492
 7/31/09       11320         11295
 8/31/09       11940         11793
 9/30/09       12760         12048
10/31/09       12300         11774
11/30/09       12450         11795
12/31/09       12827         12449

AGGREGATE TOTAL RETURN

CLASS A                    12/31/09
-------                    --------
Since Inception (5/1/09)    +20.69%

CLASS A (5/1/09-12/31/09)

                              (PERFORMANCE GRAPH)

               Mutual      MSCI EAFE
           International   Index Net
                Fund       Return(5)
           -------------   ---------
  5/1/09        9425         10000
 5/31/09        9915         10528
 6/30/09        9925         10492
 7/31/09       10660         11295
 8/31/09       11254         11793
 9/30/09       12017         12048
10/31/09       11583         11774
11/30/09       11715         11795
12/31/09       12069         12449


                               12 | Annual Report

AGGREGATE TOTAL RETURN

CLASS C                    12/31/09
-------                    --------
Since Inception (5/1/09)    +26.41%

CLASS C (5/1/09-12/31/09)

                              (PERFORMANCE GRAPH)

               Mutual      MSCI EAFE
           International   Index Net
                Fund       Return(5)
           -------------   ---------
  5/1/09       10000         10000
 5/31/09       10510         10528
 6/30/09       10510         10492
 7/31/09       11290         11295
 8/31/09       11910         11793
 9/30/09       12710         12048
10/31/09       12240         11774
11/30/09       12380         11795
12/31/09       12641         12449

AGGREGATE TOTAL RETURN

CLASS R                    12/31/09
-------                    --------
Since Inception (5/1/09)    +27.89%

CLASS R (5/1/09-12/31/09)

                              (PERFORMANCE GRAPH)

               Mutual      MSCI EAFE
           International   Index Net
                Fund       Return(5)
           -------------   ---------
  5/1/09       10000         10000
 5/31/09       10510         10528
 6/30/09       10530         10492
 7/31/09       11310         11295
 8/31/09       11930         11793
 9/30/09       12740         12048
10/31/09       12270         11774
11/30/09       12420         11795
12/31/09       12789         12449


                               Annual Report | 13

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY ANDPOLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S INVESTMENTS IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS ALSO INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS. THE FUND MAY INVEST IN LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the period indicated.

(3.) Aggregate total return represents the change in value of an investment over the period indicated. Because the Fund has existed for less than one year, average annual total returns are not available.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The MSCI EAFE Index Net Return (Local
     Currency) is a free float-adjusted, market capitalization-weighted indeX designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The index is calculated in local currency and includes reinvested daily net dividends.


                               14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 7/1/09     VALUE 12/31/09   PERIOD* 7/1/09-12/31/09
                                           -----------------   --------------   -----------------------
CLASS Z
Actual                                           $1,000           $1,218.10              $ 6.49
Hypothetical (5% return before expenses)         $1,000           $1,019.36              $ 5.90
CLASS A
Actual                                           $1,000           $1,216.00              $ 8.04
Hypothetical (5% return before expenses)         $1,000           $1,017.95              $ 7.32
CLASS C
Actual                                           $1,000           $1,212.30              $12.04
Hypothetical (5% return before expenses)         $1,000           $1,014.32              $10.97
CLASS R
Actual                                           $1,000           $1,214.50              $ 9.27
Hypothetical (5% return before expenses)         $1,000           $1,016.85              $ 8.44

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 1.16%; A: 1.44%; C:
     2.16%; and R: 1.66%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               16 | Annual Report

Mutual International Fund

FINANCIAL HIGHLIGHTS

                                                              PERIOD ENDED
                                                              DECEMBER 31,
CLASS Z                                                          2009(a)
-------                                                       ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................      $10.00
                                                                 ------
Income from investment operations(b):
   Net investment income(c) ...............................        0.14
   Net realized and unrealized gains (losses) .............        2.68
                                                                 ------
Total from investment operations ..........................        2.82
                                                                 ------
Less distributions from:
   Net investment income ..................................       (0.17)
   Net realized gains .....................................       (0.06)
                                                                 ------
Total distributions .......................................       (0.23)
                                                                 ------
Net asset value, end of period ............................      $12.59
                                                                 ======
Total return(d) ...........................................       28.27%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates(f,g) ....        4.42%
Expenses net of waiver and payments by affiliates(f,g) ....        1.17%
Ratios to average net assets, excluding dividend expense on
   securities sold short:
   Expenses before waiver and payments by affiliates(g) ...        4.41%
   Expenses net of waiver and payments by affiliates(g) ...        1.16%
Net investment income .....................................        1.91%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................      $4,320
Portfolio turnover rate ...................................       33.93%

(a)  For the period May 1, 2009 (commencement of operations) to December 31,
     2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Mutual International Fund

                                                              PERIOD ENDED
                                                              DECEMBER 31,
CLASS A                                                          2009(a)
-------                                                       ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................      $10.00
                                                                 ------
Income from investment operations(b):
   Net investment income(c) ...............................        0.13
   Net realized and unrealized gains (losses) .............        2.67
                                                                 ------
Total from investment operations ..........................        2.80
                                                                 ------
Less distributions from:
   Net investment income ..................................       (0.16)
   Net realized gains .....................................       (0.06)
                                                                 ------
Total distributions .......................................       (0.22)
                                                                 ------
Net asset value, end of period ............................      $12.58
                                                                 ======
Total return(d) ...........................................       28.05%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates(f,g) ....        4.70%
Expenses net of waiver and payments by affiliates(f,g) ....        1.45%
Ratios to average net assets, excluding dividend expense on
   securities sold short:
   Expenses before waiver and payments by affiliates(g) ...        4.69%
   Expenses net of waiver and payments by affiliates(g) ...        1.44%
Net investment income .....................................        1.63%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................      $4,784
Portfolio turnover rate ...................................       33.93%

(a)  For the period May 1, 2009 (commencement of operations) to December 31,
     2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Mutual International Fund

                                                              PERIOD ENDED
                                                              DECEMBER 31,
CLASS C                                                          2009(a)
-------                                                       ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................      $10.00
                                                                 ------
Income from investment operations(b):
   Net investment income(c) ...............................        0.08
   Net realized and unrealized gains (losses) .............        2.66
                                                                 ------
Total from investment operations ..........................        2.74
                                                                 ------
Less distributions from:
   Net investment income ..................................       (0.14)
   Net realized gains .....................................       (0.06)
                                                                 ------
Total distributions .......................................       (0.20)
                                                                 ------
Net asset value, end of period ............................      $12.54
                                                                 ======
Total return(d) ...........................................       27.41%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates(f,g) ....        5.42%
Expenses net of waiver and payments by affiliates(f,g) ....        2.17%
Ratios to average net assets, excluding dividend expense on
   securities sold short:
   Expenses before waiver and payments by affiliates(g) ...        5.41%
   Expenses net of waiver and payments by affiliates(g) ...        2.16%
Net investment income .....................................        0.91%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................      $  999
Portfolio turnover rate ...................................       33.93%

(a)  For the period May 1, 2009 (commencement of operations) to December 31,
     2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Mutual International Fund

                                                              PERIOD ENDED
                                                              DECEMBER 31,
CLASS R                                                          2009(a)
-------                                                       ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................      $10.00
                                                                 ------
Income from investment operations(b):
   Net investment income(c) ...............................        0.11
   Net realized and unrealized gains (losses) .............        2.68
                                                                 ------
Total from investment operations ..........................        2.79
                                                                 ------
Less distributions from:
   Net investment income ..................................       (0.15)
   Net realized gains .....................................       (0.06)
                                                                 ------
Total distributions .......................................       (0.21)
                                                                 ------
Net asset value, end of period ............................      $12.58
                                                                 ======
Total return(d) ...........................................       27.89%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates(f,g) ....        4.92%
Expenses net of waiver and payments by affiliates(f,g) ....        1.67%
Ratios to average net assets, excluding dividend expense on
   securities sold short:
   Expenses before waiver and payments by affiliates(g) ...        4.91%
   Expenses net of waiver and payments by affiliates(g) ...        1.66%
Net investment income .....................................        1.41%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................      $   13
Portfolio turnover rate ...................................       33.93%

(a)  For the period May 1, 2009 (commencement of operations) to December 31,
     2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Mutual International Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2009

                                                                 COUNTRY        SHARES             VALUE
                                                             --------------   ----------       ------------
      COMMON STOCKS 79.1%
      AIR FREIGHT & LOGISTICS 1.6%
      Sinotrans Ltd., H ..................................        China          416,000       $    109,450
      TNT NV .............................................     Netherlands         1,702             52,381
                                                                                               ------------
                                                                                                    161,831
                                                                                               ------------
      AUTOMOBILES 1.1%
      Daimler AG .........................................       Germany           2,140            113,863
                                                                                               ------------
      BEVERAGES 1.9%
      Carlsberg AS, B ....................................       Denmark           1,308             96,622
      Pernod Ricard SA ...................................       France            1,140             97,764
                                                                                               ------------
                                                                                                    194,386
                                                                                               ------------
      CAPITAL MARKETS 4.3%
      Deutsche Bank AG (EUR Traded) ......................       Germany           1,279             90,772
      Deutsche Bank AG (USD Traded) ......................       Germany             200             14,182
      ISIS Asset Management PLC ..........................   United Kingdom      119,090            145,424
      Man Group PLC ......................................   United Kingdom       13,820             68,710
  (a) UBS AG .............................................     Switzerland         7,380            114,427
                                                                                               ------------
                                                                                                    433,515
                                                                                               ------------
      CHEMICALS 1.4%
      Linde AG ...........................................       Germany             591             71,198
      Symrise AG .........................................       Germany           3,318             71,149
                                                                                               ------------
                                                                                                    142,347
                                                                                               ------------
      COMMERCIAL BANKS 5.9%
      Barclays PLC .......................................   United Kingdom       22,264             99,165
      Barclays PLC, ADR ..................................   United Kingdom          385              6,776
      BNP Paribas ........................................       France            1,365            109,225
  (a) Intesa Sanpaolo SpA ................................        Italy           13,922             62,775
      Intesa Sanpaolo SpA, di Risp .......................        Italy           14,895             49,999
  (a) Jyske Bank AS ......................................       Denmark           3,998            155,741
      Societe Generale, A ................................       France            1,576            110,429
                                                                                               ------------
                                                                                                    594,110
                                                                                               ------------
      COMMUNICATIONS EQUIPMENT 0.5%
      Tandberg ASA .......................................       Norway            1,790             50,954
                                                                                               ------------
      COMPUTERS & PERIPHERALS 0.6%
      China Digital TV Holding Co., ADR ..................        China           10,410             63,397
                                                                                               ------------
      CONSTRUCTION & ENGINEERING 0.9%
  (a) Boart Longyear Group ...............................      Australia        280,253             89,277
                                                                                               ------------
      CONSTRUCTION MATERIALS 2.1%
      CRH PLC ............................................       Ireland           4,167            113,392
      SA des Ciments Vicat ...............................       France            1,143             96,205
                                                                                               ------------
                                                                                                    209,597
                                                                                               ------------
      CONTAINERS & PACKAGING 0.3%
      Rexam PLC ..........................................   United Kingdom        7,310             34,230
                                                                                               ------------


                               Annual Report | 21

Mutual International Fund

                                                                 COUNTRY         SHARES            VALUE
                                                             --------------   ----------       ------------
      COMMON STOCKS (CONTINUED)
      DIVERSIFIED FINANCIAL SERVICES 3.1%
      Deutsche Boerse AG .................................       Germany           1,317       $    109,343
      First Pacific Co. Ltd. .............................      Hong Kong        184,042            112,508
      Guoco Group Ltd. ...................................      Hong Kong          9,000             96,051
                                                                                               ------------
                                                                                                    317,902
                                                                                               ------------
      DIVERSIFIED TELECOMMUNICATION SERVICES 3.1%
      Cable & Wireless PLC ...............................   United Kingdom       64,032            146,247
      Koninklijke KPN NV .................................     Netherlands         4,935             83,640
      Telefonica SA ......................................        Spain            3,105             86,760
                                                                                               ------------
                                                                                                    316,647
                                                                                               ------------
      ELECTRIC UTILITIES 2.3%
      E.ON AG ............................................       Germany           2,157             89,881
      Iride SpA ..........................................        Italy           13,939             26,538
      Prime Infrastructure Group .........................      Australia         30,822            114,228
                                                                                               ------------
                                                                                                    230,647
                                                                                               ------------
      ELECTRICAL EQUIPMENT 0.8%
      Alstom SA ..........................................       France            1,214             85,255
                                                                                               ------------
      ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENT 0.9%
  (a) Hollysys Automation Technologies Ltd. ..............    United States        7,960             95,600
                                                                                               ------------
      FOOD & STAPLES RETAILING 4.5%
  (a) AWB Ltd. ...........................................      Australia         90,046             91,307
      Familymart Co. Ltd. ................................        Japan            2,700             79,711
      Koninklijke Ahold NV ...............................     Netherlands         8,119            107,619
      Lawson Inc. ........................................        Japan            1,600             70,553
      Shinsegae Food System Co. Ltd. .....................     South Korea         1,533            102,149
                                                                                               ------------
                                                                                                    451,339
                                                                                               ------------
      FOOD PRODUCTS 6.1%
      Cadbury PLC ........................................   United Kingdom        9,325            119,895
  (a) China Fishery Group Ltd. ...........................        China          109,900            107,906
      Danone .............................................       France            1,037             63,577
      Lotte Confectionery Co. Ltd. .......................     South Korea            70             77,379
      Nestle SA ..........................................     Switzerland         2,466            119,590
      Nong Shim Co. Ltd. .................................     South Korea           582            124,279
                                                                                               ------------
                                                                                                    612,626
                                                                                               ------------
      HOTELS, RESTAURANTS & LEISURE 2.4%
      Accor SA ...........................................       France            2,304            126,151
      REXLot Holdings Ltd., fgn ..........................      Bermuda        1,025,000            115,009
                                                                                               ------------
                                                                                                    241,160
                                                                                               ------------
      HOUSEHOLD DURABLES 1.3%
  (a) Berkeley Group Holdings PLC ........................   United Kingdom        9,459            126,660
                                                                                               ------------
      INDUSTRIAL CONGLOMERATES 2.1%
      Jardine Matheson Holdings Ltd. .....................      Hong Kong          1,200             36,216
      Jardine Strategic Holdings Ltd. ....................      Hong Kong          2,200             38,720
      Siemens AG .........................................       Germany           1,448            133,422
                                                                                               ------------
                                                                                                    208,358
                                                                                               ------------


                               22 | Annual Report

Mutual International Fund

                                                                 COUNTRY        SHARES             VALUE
                                                             --------------   ----------       ------------
      COMMON STOCKS (CONTINUED)
      INSURANCE 8.2%
      Austbrokers Holdings Ltd. ..........................      Australia         12,831       $     61,599
      AXA SA .............................................       France            3,666             86,797
      Brit Insurance Holdings NV .........................   United Kingdom       22,272             70,403
      Catlin Group Ltd. ..................................   United Kingdom       20,336            111,912
      CNinsure Inc., ADR .................................       China             2,840             57,027
      Hiscox Ltd. ........................................   United Kingdom       15,512             79,477
      Lancashire Holdings Ltd. ...........................   United Kingdom       12,141             86,974
  (a) Resolution Ltd. ....................................   United Kingdom       57,350             83,093
  (a) Tower Australia Group Ltd. .........................      Australia         34,880             89,517
      Zurich Financial Services AG .......................     Switzerland           493            107,873
                                                                                               ------------
                                                                                                    834,672
                                                                                               ------------
      MACHINERY 1.9%
      Demag Cranes AG ....................................       Germany           2,346             78,313
      Schindler Holding AG, PC ...........................     Switzerland         1,444            111,109
                                                                                               ------------
                                                                                                    189,422
                                                                                               ------------
      MARINE 1.4%
      A P Moller - Maersk AS .............................       Denmark              20            140,814
                                                                                               ------------
      MEDIA 4.2%
      Eutelsat Communications ............................        France           2,184             70,216
      Seven Network Ltd. .................................      Australia         13,240             82,097
      Sinomedia Holding Ltd. .............................        China          541,800            169,101
  (a) VisionChina Media Inc., ADR ........................        China            9,860            107,671
                                                                                               ------------
                                                                                                    429,085
                                                                                               ------------
      METALS & MINING 0.2%
  (b) BHP Billiton PLC, ADR ..............................   United Kingdom          380             24,263
                                                                                               ------------
      MULTI-UTILITIES 2.8%
      Enia SpA ...........................................        Italy            6,815             51,606
      GDF Suez ...........................................        France           2,592            112,367
      RWE AG .............................................       Germany           1,221            119,252
                                                                                               ------------
                                                                                                    283,225
                                                                                               ------------
      OIL, GAS & CONSUMABLE FUELS 2.8%
      Eni SpA ............................................        Italy            3,276             83,472
      Royal Dutch Shell PLC, A ...........................   United Kingdom        3,100             93,631
      Total SA, B ........................................       France            1,623            104,558
                                                                                               ------------
                                                                                                    281,661
                                                                                               ------------
      PHARMACEUTICALS 0.3%
      Novartis AG ........................................     Switzerland           639             34,878
                                                                                               ------------
      REAL ESTATE INVESTMENT TRUSTS (REITS) 1.0%
      The Link REIT ......................................      Hong Kong         38,000             97,136
                                                                                               ------------
      REAL ESTATE MANAGEMENT & DEVELOPMENT 1.8%
      Parkway Life REIT ..................................      Singapore        108,000             93,746
      Wheelock Properties Ltd. ...........................      Hong Kong        130,000             85,005
                                                                                               ------------
                                                                                                    178,751
                                                                                               ------------


                               Annual Report | 23

Mutual International Fund

                                                                 COUNTRY        SHARES             VALUE
                                                             --------------   ----------       ------------
      COMMON STOCKS (CONTINUED)
      SOFTWARE 2.0%
      Nintendo Co. Ltd. ..................................        Japan              551       $    130,609
  (a) RCG Holdings Ltd. ..................................      Hong Kong         53,000             70,268
                                                                                               ------------
                                                                                                    200,877
                                                                                               ------------
      THRIFTS & MORTGAGE FINANCE 0.2%
      Paragon Group Cos. PLC .............................   United Kingdom        7,998             16,949
                                                                                               ------------
      TOBACCO 2.3%
      British American Tobacco PLC .......................   United Kingdom        4,033            131,361
      Japan Tobacco Inc. .................................        Japan               30            100,989
                                                                                               ------------
                                                                                                    232,350
                                                                                               ------------
      WIRELESS TELECOMMUNICATION SERVICES 2.8%
      MobileOne Ltd. .....................................      Singapore         91,000            122,369
      Vodafone Group PLC .................................   United Kingdom       69,291            160,665
                                                                                               ------------
                                                                                                    283,034
                                                                                               ------------
      TOTAL COMMON STOCKS (COST $7,072,336) ..............                                        8,000,818
                                                                                               ------------
      PREFERRED STOCKS (COST $103,442) 0.9%
      AUTOMOBILES 0.9%
      Porsche Automobile Holding SE, pfd. ................        Germany          1,457             90,307
                                                                                               ------------

                                                                               PRINCIPAL
                                                                               AMOUNT(c)
                                                                              ----------
      CORPORATE BONDS AND NOTES 1.8%
  (d) Aiful Corp., senior note, 144A, 4.45%, 2/16/10 .....        Japan          125,000            120,000
(e,f) Bank of Ireland Holdings PLC, sub. note, FRN, 7.40%,
         Perpetual .......................................   United Kingdom       46,000 EUR         37,204
  (e) Chess Capital Securities, 4.83%, Perpetual .........        Ireland         50,000 EUR         25,587
                                                                                               ------------
      TOTAL CORPORATE BONDS AND NOTES (COST $170,361) ....                                          182,791
                                                                                               ------------
      TOTAL INVESTMENTS (COST $7,346,139) 81.8% ..........                                        8,273,916
      SECURITIES SOLD SHORT (0.2)% .......................                                          (24,506)
      OTHER ASSETS, LESS LIABILITIES 18.4% ...............                                        1,866,745
                                                                                               ------------
      NET ASSETS 100.0% ..................................                                     $ 10,116,155
                                                                                               ------------

                                                                                SHARES
                                                                              ----------
 (g)  SECURITIES SOLD SHORT (PROCEEDS $21,220) (0.2)%
      METALS & MINING (0.2)%
      BHP Billiton Ltd., ADR .............................      Australia            320       $    (24,506)
                                                                                               ------------

(a)  Non-income producing.

(b) Security or a portion of the security has been segregated as collateral for securities sold short. At December 31, 2009, the aggregate value of this security and cash pledged amounted to $75,079.

(c)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At December 31, 2009, the value of this security was $120,000, representing 1.19% of net assets.

(e)  Perpetual security with no stated maturity date.

(f)  The coupon rate shown represents the rate at period end.

(g)  See Note 1(d) regarding securities sold short.


                               24 | Annual Report

Mutual International Fund

At December 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

                                                                 CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                    COUNTERPARTY   TYPE     QUANTITY      AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                    ------------   ----   -----------   ----------   ----------   ------------   ------------
British Pound...........        SSBT       Sell        90,000   $  143,532     1/13/10      $     --       $ (1,830)
British Pound...........        BANT       Sell       517,800      863,690     1/13/10        27,376             --
British Pound...........        SSBT       Sell       100,000      165,240     1/13/10         3,727             --
Euro....................        SSBT        Buy       145,000      214,021     1/14/10            --         (6,466)
Euro....................        SSBT       Sell        71,500      101,821     1/14/10            --           (525)
Euro....................        SSBT       Sell     1,674,760    2,476,348     1/14/10        79,066             --
South Korean Won........        BANT       Sell   193,320,000      164,994     1/15/10            --           (708)
South Korean Won........        BANT       Sell    71,610,000       62,000     1/15/10           620             --
Australian Dollar.......        SSBT        Buy        47,455       43,200     1/19/10            --           (701)
Australian Dollar.......        BANT        Buy        10,660        9,630     1/19/10            --            (83)
Australian Dollar.......        SSBT        Buy       259,287      229,606     1/19/10         2,603             --
Australian Dollar.......        SSBT       Sell       317,402      293,756     1/19/10         9,500             --
Singapore Dollar........        SSBT       Sell       208,000      147,109     3/24/10            --           (754)
Singapore Dollar........        SSBT       Sell       140,000      100,734     3/24/10         1,211             --
Japanese Yen............        DBFX       Sell    11,800,000      129,670     4/20/10         2,671             --
Japanese Yen............        SSBT       Sell     6,700,000       75,843     4/20/10         3,734             --
Danish Krone............        SSBT       Sell     1,037,300      206,620     4/23/10         7,344             --
Danish Krone............        BANT       Sell       270,000       51,933     4/23/10            63             --
Swiss Franc.............        SSBT       Sell       234,000      221,621     5/10/10            --         (4,647)
Swiss Franc.............        BANT       Sell       106,000       99,554     5/10/10            --         (2,944)
Swiss Franc.............        SSBT        Buy           900          870     5/10/10             5             --
Swiss Franc.............        BANT       Sell       104,000      101,000     5/10/10           437             --
                                                                                            --------       --------
   Unrealized appreciation (depreciation)..............................................      138,357        (18,658)
                                                                                            --------       --------
      Net unrealized appreciation (depreciation).......................................     $119,699
                                                                                            ========

See Abbreviations on page 40.

The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Mutual International Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
   Investments in securities:
      Cost ...........................................................   $ 7,346,139
                                                                         -----------
      Value ..........................................................   $ 8,273,916
   Cash ..............................................................     1,617,172
   Foreign currency, at value (cost $88,982) .........................        88,993
   Receivables:
      Investment securities sold .....................................           130
      Capital shares sold ............................................        72,513
      Dividends and interest .........................................        32,148
      Affiliates .....................................................        89,920
      Due from brokers ...............................................        50,816
   Offering costs ....................................................        28,611
   Unrealized appreciation on forward exchange contracts .............       138,357
                                                                         -----------
         Total assets ................................................    10,392,576
                                                                         -----------
Liabilities:
   Payables:
      Investment securities purchased ................................       134,302
      Capital shares redeemed ........................................        45,942
      Professional fees ..............................................        36,633
   Securities sold short, at value (proceeds $21,220) ................        24,506
   Unrealized depreciation on forward exchange contracts .............        18,658
   Accrued expenses and other liabilities ............................        16,380
                                                                         -----------
         Total liabilities ...........................................       276,421
                                                                         -----------
            Net assets, at value .....................................   $10,116,155
                                                                         -----------
Net assets consist of:
   Paid-in capital ...................................................   $ 9,037,113
   Distributions in excess of net investment income ..................       (37,307)
   Net unrealized appreciation (depreciation) ........................     1,043,056
   Accumulated net realized gain (loss) ..............................        73,293
                                                                         -----------
            Net assets, at value .....................................   $10,116,155
                                                                         ===========

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Mutual International Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2009

CLASS Z:
   Net assets, at value ........................................................   $4,319,820
                                                                                   ----------
   Shares outstanding ..........................................................      343,207
                                                                                   ----------
   Net asset value and maximum offering price per share ........................   $    12.59
                                                                                   ----------
CLASS A:
   Net assets, at value ........................................................   $4,784,296
                                                                                   ----------
   Shares outstanding ..........................................................      380,328
                                                                                   ----------
   Net asset value per share(a) ................................................   $    12.58
                                                                                   ----------
   Maximum offering price per share (net asset value per share / 94.25%) .......   $    13.35
                                                                                   ----------
CLASS C:
   Net assets, at value ........................................................   $  999,463
                                                                                   ----------
   Shares outstanding ..........................................................       79,710
                                                                                   ----------
   Net asset value and maximum offering price per share(a) .....................   $    12.54
                                                                                   ----------
CLASS R:
   Net assets, at value ........................................................   $   12,576
                                                                                   ----------
   Shares outstanding ..........................................................        1,000
                                                                                   ----------
   Net asset value and maximum offering price per share(a) .....................   $    12.58
                                                                                   ----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Mutual International Fund

STATEMENT OF OPERATIONS
for the period ended December 31, 2009(a)

Investment income:
   Dividends (net of foreign taxes of $6,937) ..................   $   87,984
   Interest ....................................................       33,753
                                                                   ----------
         Total investment income ...............................      121,737
                                                                   ----------
Expenses:
   Management fees (Note 3a) ...................................       31,664
   Administrative fees (Note 3b) ...............................        3,032
   Distribution fees: (Note 3c)
      Class A ..................................................        6,014
      Class C ..................................................        3,086
      Class R ..................................................           40
   Transfer agent fees (Note 3e) ...............................        4,799
   Custodian fees (Note 4) .....................................        1,316
   Reports to shareholders .....................................       20,076
   Registration and filing fees ................................        2,397
   Professional fees ...........................................       48,909
   Amortization of offering costs ..............................       57,694
   Dividends on securities sold short ..........................          262
   Other .......................................................        4,779
                                                                   ----------
         Total expenses ........................................      184,068
         Expense reductions ....................................           (8)
         Expenses waived/paid by affiliates (Note 3f) ..........     (128,609)
                                                                   ----------
            Net expenses .......................................       55,451
                                                                   ----------
               Net investment income ...........................       66,286
                                                                   ----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................      334,665
      Foreign currency transactions ............................     (225,077)
                                                                   ----------
               Net realized gain (loss) ........................      109,588
                                                                   ----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................      924,491
      Translation of other assets and liabilities denominated
         in foreign currencies .................................      118,565
                                                                   ----------
               Net change in unrealized appreciation
                  (depreciation) ...............................    1,043,056
                                                                   ----------
Net realized and unrealized gain (loss) ........................    1,152,644
                                                                   ----------
Net increase (decrease) in net assets resulting from
   operations ..................................................   $1,218,930
                                                                   ==========

(a)  For the period May 1, 2009 (commencement of operations) to December 31,
     2009.

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Mutual International Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                               PERIOD ENDED
                                                                               DECEMBER 31,
                                                                                  2009(a)
                                                                               ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................    $    66,286
      Net realized gain (loss) from investments and foreign
         currency transactions .............................................        109,588
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and
         liabilities denominated in foreign currencies .....................      1,043,056
                                                                                -----------
         Net increase (decrease) in net assets resulting from operations ...      1,218,930
                                                                                -----------
   Distributions to shareholders from:
      Net investment income:
         Class Z ...........................................................        (51,175)
         Class A ...........................................................        (57,867)
         Class C ...........................................................        (10,633)
         Class R ...........................................................           (146)
      Net realized gains:
         Class Z ...........................................................        (16,979)
         Class A ...........................................................        (20,565)
         Class C ...........................................................         (4,421)
         Class R ...........................................................            (58)
                                                                                -----------
   Total distributions to shareholders .....................................       (161,844)
                                                                                -----------
   Capital share transactions: (Note 2)
         Class Z ...........................................................      3,939,526
         Class A ...........................................................      4,172,385
         Class C ...........................................................        937,158
         Class R ...........................................................         10,000
                                                                                -----------
   Total capital share transactions ........................................      9,059,069
                                                                                -----------
            Net increase (decrease) in net assets ..........................     10,116,155
                                                                                -----------
Net Assets:
   End of period ...........................................................    $10,116,155
                                                                                -----------
Distributions in excess of net investment income included in net assets:
   End of period ...........................................................    $   (37,307)
                                                                                ===========

(a)  For the period May 1, 2009 (commencement of operations) to December 31,
     2009.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Mutual International Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual International Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Effective May 1, 2009, the Fund commenced operations offering four classes of shares: Class Z, Class A, Class C, and Class
R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities,


                               30 | Annual Report

Mutual International Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                               Annual Report | 31

Mutual International Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

See Note 8 regarding other derivative information.

D. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest is recorded as an expense to the Fund.


                               32 | Annual Report

Mutual International Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax position as of December 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

G. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.


                               Annual Report | 33

Mutual International Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                               PERIOD ENDED
                                           DECEMBER 31, 2009(a)
                                           --------------------
                                            SHARES     AMOUNT
                                           -------   ----------
CLASS Z SHARES:
   Shares sold ........................    396,980   $4,604,523
   Shares issued in reinvestment of
      distributions ...................      5,214       63,970
   Shares redeemed ....................    (58,987)    (728,967)
                                           -------   ----------
   Net increase (decrease) ............    343,207   $3,939,526
                                           =======   ==========
CLASS A SHARES:
   Shares sold ........................    416,707   $4,584,910
   Shares issued in reinvestment of
      distributions ...................      2,639       32,379
   Shares redeemed ....................    (39,018)    (444,904)
                                           -------   ----------
   Net increase (decrease) ............    380,328   $4,172,385
                                           =======   ==========
CLASS C SHARES:
   Shares sold ........................     78,763   $  925,620
   Shares issued in reinvestment of
      distributions ...................      1,181       14,439
   Shares redeemed ....................       (234)      (2,901)
                                           -------   ----------
   Net increase (decrease) ............     79,710   $  937,158
                                           =======   ==========


                               34 | Annual Report

Mutual International Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                    PERIOD ENDED
                                DECEMBER 31, 2009(a)
                                --------------------
                                 SHARES     AMOUNT
                                --------   -------
CLASS R SHARES:
   Shares sold...............      1,000   $10,000
                                   -----   -------
   Net increase (decrease)...      1,000   $10,000
                                   =====   =======

(a)  For the period May 1, 2009 (commencement of operations) to December 31,
     2009.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

 ANNUALIZED FEE RATE   NET ASSETS
 -------------------   ----------
        0.150%         Up to and including $200 million
        0.135%         Over $200 million, up to and including $700 million
        0.100%         Over $700 million, up to and including $1.2 billion
        0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                               Annual Report | 35

Mutual International Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ....   0.35%
Class C ....   1.00%
Class R ....   0.50%

Prior to the Fund's commencement of operations, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $3,628
Contingent deferred sales charges retained ......   $   15

E. TRANSFER AGENT FEES

For the period ended December 31, 2009, the Fund paid transfer agent fees of $4,799, of which $3,398 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

Franklin Mutual and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.17% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2010.

G. OTHER AFFILIATED TRANSACTIONS

At December 31, 2009, Franklin Advisers Inc., an affiliate of the Investment Manager, owned 24.9% of the Fund's outstanding shares.


                               36 | Annual Report

Mutual International Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the period ended December 31, 2009, was as follows:

                                                2009
                                              --------
Distributions paid from ordinary income ...   $161,844
                                              --------

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .....................................   $7,441,443
                                                            ==========
Unrealized appreciation .................................   $  947,048
Unrealized depreciation .................................     (114,575)
                                                            ----------
Net unrealized appreciation (depreciation) ..............   $  832,473
                                                            ==========
Distributable earnings - undistributed ordinary income ..   $  243,125
                                                            ==========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, non-deductible expenses and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short term securities) for the period ended December 31, 2009, aggregated $8,839,846 and $1,856,223, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                               Annual Report | 37

Mutual International Fund

8. OTHER DERIVATIVE INFORMATION

At December 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                  ASSET DERIVATIVES                      LIABILITY DERIVATIVES
DERIVATIVE CONTRACTS   ---------------------------------------   -------------------------------------
NOT ACCOUNTED FOR AS     STATEMENT OF ASSETS AND    FAIR VALUE   STATEMENT OF ASSETS AND   FAIR VALUE
HEDGING INSTRUMENTS       LIABILITIES LOCATION        AMOUNT       LIABILITIES LOCATION      AMOUNT
--------------------   --------------------------   ----------   -----------------------   -----------
Foreign exchange
   contracts........   Unrealized appreciation on                Unrealized depreciation
                       forward exchange contracts    $138,357    on forward exchange         $18,658
                                                                 contracts

For the period ended December 31, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                   CHANGE IN
                                                                                   UNREALIZED
                                                                                  APPRECIATION
                                                                 REALIZED GAIN   (DEPRECIATION)     AVERAGE
                                                                (LOSS) FOR THE      FOR THE          AMOUNT
DERIVATIVE CONTRACTS                                             PERIOD ENDED     PERIOD ENDED    OUTSTANDING
NOT ACCOUNTED FOR AS                STATEMENT OF                 DECEMBER 31,     DECEMBER 31,     DURING THE
HEDGING INSTRUMENTS             OPERATIONS LOCATIONS                 2009             2009         PERIOD(A)
--------------------   --------------------------------------   --------------   --------------   -----------
Foreign exchange
contracts...........   Net realized gain (loss) from foreign
                       currency transactions/Net change in
                       unrealized appreciation (depreciation)
                       on translation of other assets and
                       liabilities denominated in foreign
                       currencies                                  $(210,326)       $119,699       3,410,245

(a) Represents the notional amount for deriative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

9. CREDIT FACILITY

On January 22, 2010, the Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, entered into a 364-day joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.


                               38 | Annual Report

Mutual International Fund

9. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                    LEVEL 1      LEVEL 2    LEVEL 3      TOTAL
                                                  ----------   ----------   -------   ----------
ASSETS:
   Investments in Securities:
      Equity Investments(a,b).................    $8,091,125   $       --     $ --    $8,091,125
      Corporate Bonds & Notes.................            --      182,791       --       182,791
                                                  ----------   ----------     ----    ----------
         Total Investments in Securities......    $8,091,125   $  182,791     $ --    $8,273,916
                                                  ----------   ----------     ----    ----------
   Forward Exchange Contracts.................    $       --   $  138,357     $ --    $  138,357
LIABILITIES:
   Securities Sold Short......................        24,506           --       --        24,506
   Forward Exchange Contracts.................            --       18,658       --        18,658

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.


                               Annual Report | 39

Mutual International Fund

11. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURE (TOPIC
820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 18, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

COUNTERPARTY
BANT - Bank of America N.A.
DBFX - Deutsche Bank AG
SSBT - State Street Bank and Trust Co.

CURRENCY
EUR - Euro
USD - U.S. Dollar

SELECTED PORTFOLIO
ADR - American Depository Receipt
FRN - Floating Rate Note
PC  - Participation Certificate


                               40 | Annual Report

Mutual International Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF FRANKLIN MUTUAL SERIES FUNDS AND SHAREHOLDERS OF THE MUTUAL INTERNATIONAL FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual International Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the "Fund"), including the statement of investments, as of December 31, 2009, and the related statements of operations, the changes in net assets, and the financial highlights for the period from May 1, 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual International Fund of the Franklin Mutual Series Funds at December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 2009 (commencement of operations) to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

                                                             (ERNST & YOUNG LLP)

Boston, Massachusetts
February 18, 2010


                               Annual Report | 41

Mutual International Fund

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $42,023 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $58,922 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $335 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2009.

At December 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 17, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class Z, Class A, Class C, and Class R shareholders of record.

Record Date: 12/17/09

             TOTAL FOREIGN TAX    FOREIGN SOURCE     FOREIGN QUALIFIED
CLASS          PAID PER SHARE    INCOME PER SHARE   DIVIDENDS PER SHARE
-----        -----------------   ----------------   -------------------
Class Z ..         0.0095             0.1521              0.0703
Class A ..         0.0095             0.1451              0.0670
Class C ..         0.0095             0.1316              0.0608
Class R ..         0.0095             0.1381              0.0646

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                               42 | Annual Report

Mutual International Fund

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2010, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               Annual Report | 43

Mutual International Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                           NUMBER OF
                                                                          PORTFOLIOS
                                                                            IN FUND
                                                                            COMPLEX
                                                                           OVERSEEN
NAME, YEAR OF BIRTH                                       LENGTH OF        BY BOARD
AND ADDRESS                            POSITION          TIME SERVED        MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------                 --------------   ------------------   ----------   ----------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)      Trustee          Since 1987           8            None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New
York University.

ANN TORRE BATES (1958)              Trustee          Since 1995           31           SLM Corporation (Sallie Mae) and
c/o Franklin Mutual Advisers, LLC                                                      Allied Capital Corporation (financial
101 John F. Kennedy Parkway                                                            services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

BURTON J. GREENWALD (1929)          Trustee          Since 2002           15           Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC                                                      Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway                                                            Fiduciary International Ireland Limited.
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY,
Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and
Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation;
Governor, Investment Company Institute and Chairman, ICI Public Information Committee.

KEITH E. MITCHELL (1954)            Trustee          Since 2009           8            None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Principal, Mitchell Advisers LLC (advisory firm); director of various boards of asset management firms; and FORMERLY, Managing
Director, Putman Lovell NBF.


                               44 | Annual Report

                                                                           NUMBER OF
                                                                          PORTFOLIOS
                                                                            IN FUND
                                                                            COMPLEX
                                                                           OVERSEEN
NAME, YEAR OF BIRTH                                       LENGTH OF        BY BOARD
AND ADDRESS                            POSITION          TIME SERVED        MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------                 --------------   ------------------   ----------   ----------------------------------------
CHARLES RUBENS II (1930)            Trustee          Since 1998           15           None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

LARRY D. THOMPSON (1945)            Trustee          Since 2009           141          None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JAN HOPKINS TRACHTMAN (1947)        Trustee          Since 2009           8            None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on
Advisory Board of Knight Bagehot Fellowship; and FORMERLY, Anchor/Correspondent, CNN Financial News (until 2003); Managing
Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-air Reporter, ABC News' World News Tonight and Editor, CBS Network News.

ROBERT E. WADE (1946)               Trustee and      Trustee              38           El Oro Ltd. (investments).
c/o Franklin Mutual Advisers, LLC   Chairman         since 1993 and
101 John F. Kennedy Parkway         of the Board     Chairman of the
Short Hills, NJ 07078-2789                           Board since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                           NUMBER OF
                                                                          PORTFOLIOS
                                                                            IN FUND
                                                                            COMPLEX
                                                                           OVERSEEN
NAME, YEAR OF BIRTH                                       LENGTH OF        BY BOARD
AND ADDRESS                            POSITION          TIME SERVED        MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------                 --------------   ------------------   ----------   ----------------------------------------
**GREGORY E. JOHNSON (1961)         Trustee          Since 2007           89           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 45

                                                                           NUMBER OF
                                                                          PORTFOLIOS
                                                                            IN FUND
                                                                            COMPLEX
                                                                           OVERSEEN
NAME, YEAR OF BIRTH                                       LENGTH OF        BY BOARD
AND ADDRESS                            POSITION          TIME SERVED        MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------                 --------------   ------------------   ----------   ----------------------------------------
**PETER A. LANGERMAN (1955)         Trustee,         Trustee              8            None
c/o Franklin Mutual Advisers, LLC   President        since 2007,
101 John F. Kennedy Parkway         and Chief        President and
Short Hills, NJ 07078-2702          Executive        Chief Executive
                                    Officer -        Officer -
                                    Investment       Investment
                                    Management       Management
                                                     since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's
Division of Investment.

PHILIPPE BRUGERE-TRELAT (1949)      Vice President   Since 2005           Not          Not Applicable
101 John F. Kennedy Parkway                                               Applicable
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments;
and FORMERLY, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

JAMES M. DAVIS (1952)               Chief            Chief Compliance     Not          Not Applicable
One Franklin Parkway                Compliance       Officer since 2004   Applicable
San Mateo, CA 94403-1906            Officer and      and Vice President
                                    Vice President   - AML Compliance
                                    - AML            since 2006
                                    Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin
Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)           Chief            Since March 2009     Not          Not Applicable
One Franklin Parkway                Executive                             Applicable
San Mateo, CA 94403-1906            Officer -
                                    Finance and
                                    Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).

ALIYA S. GORDON (1973)              Vice President   Since March 2009     Not          Not Applicable
One Franklin Parkway                                                      Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               46 | Annual Report

                                                                           NUMBER OF
                                                                          PORTFOLIOS
                                                                            IN FUND
                                                                            COMPLEX
                                                                           OVERSEEN
NAME, YEAR OF BIRTH                                       LENGTH OF        BY BOARD
AND ADDRESS                            POSITION          TIME SERVED        MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------                 --------------   ------------------   ----------   ----------------------------------------
DAVID P. GOSS (1947)                Vice President   Since 2000           Not          Not Applicable
One Franklin Parkway                                                      Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)               Secretary and    Secretary since      Not          Not Applicable
One Franklin Parkway                Vice President   2005 and Vice        Applicable
San Mateo, CA 94403-1906                             President since
                                                     August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

MATTHEW T. HINKLE (1971)            Treasurer,       Since March 2009     Not          Not Applicable
One Franklin Parkway                Chief                                 Applicable
San Mateo, CA 94403-1906            Financial
                                    Officer and
                                    Chief
                                    Accounting
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

ROBERT C. ROSSELOT (1960)           Vice President   Since                Not          Not Applicable
500 East Broward Blvd.                               August 2009          Applicable
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)            Vice President   Since                Not          Not Applicable
One Franklin Parkway                                 August 2009          Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 47

                                                                           NUMBER OF
                                                                          PORTFOLIOS
                                                                           IN FUND
                                                                           COMPLEX
                                                                           OVERSEEN
NAME, YEAR OF BIRTH                                       LENGTH OF        BY BOARD
AND ADDRESS                            POSITION          TIME SERVED        MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------                 --------------   ------------------   ----------   ----------------------------------------
CRAIG S. TYLE (1960)                Vice President   Since 2005           Not          Not Applicable
One Franklin Parkway                                                      Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the parent company of the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               48 | Annual Report

Mutual International Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 49

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation FunD
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio Franklin
Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)
NATIONAL Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(10)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(9.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(10.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL INTERNATIONAL FUND

INVESTMENT MANAGER
Franklin  Mutual  Advisers,  LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, C & R)
(800)448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


373 A2009 02/10


DECEMBER 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                   (GRAPHIC)

                                                                           VALUE

                                MUTUAL QUEST FUND
                       (FORMERLY, MUTUAL QUALIFIED FUND)

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................     1
ANNUAL REPORT
Mutual Quest Fund ........................................     4
Performance Summary ......................................    10
Your Fund's Expenses .....................................    15
Financial Highlights and Statement of Investments ........    17
Financial Statements .....................................    32
Notes to Financial Statements ............................    36
Report of Independent Registered Public Accounting Firm ..    54
Tax Designation ..........................................    55
Board Members and Officers ...............................    56
Shareholder Information ..................................    61

Shareholder Letter

Dear Mutual Quest Fund Shareholder:

During 2009 we celebrated the 60th anniversary of the first fund in the Mutual Series family. Every year has its share of investment surprises, highlights and disappointments, which is what makes the business so fascinating and humbling. While none of us who are currently involved with the Funds were here 60 years ago, we think it's safe to conclude that 2009 was a year like no other in our history.

What made 2009 so remarkable was the extent of the stress imposed on and absorbed by the global economic infrastructure -- and the dramatic global market rebound from its lows. Until they hit bottom in March, world markets plunged to levels not reached in a decade, down a further 24% from year-end 2008 and 60% from the October 2007 peak.(1) The global banking system's survival came into question, home prices continued to drop and economic paralysis spread. As rumors swirled about the demise of the next financial giant, they threatened to become self-fulfilling prophecies.

The equity and credit market rebound was driven not by a single event but a sequence of factors. Initially, the banking system's mere survival was enough to halt the declines and start the market upward. The results of government "stress tests" of major financial institutions were generally positive, enabling many of those institutions to raise capital in the public sector and avoid a worst-case scenario of government takeovers and/or failures of major banks. These capital infusions lowered risk by enabling banks to absorb legacy losses, avoid fire-sale asset liquidations and generate new business at attractive

(1.) As measured by the Morgan Stanley Capital International (MSCI) All Country
     World Index. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1
spreads. Investors began to grasp the "green shoots" of a recovery as aggressively as they had looked for protection in a proverbial bunker a month or two before.

The rally was sustained by signs of stabilization in the U.S. housing market, thawing credit markets and resumption of economic activity. Home price declines slowed due to lower interest rates, a first-time homebuyer tax credit program and prices dipping to levels low enough to lure bargain hunters. Stable home prices helped restore confidence in homeowners and their bank creditors, and businesses began restocking depleted inventories. Although it may have seemed improbable a scant six to nine months ago, by year-end the U.S. economy was expanding at its fastest pace in six years as the recovery gained traction.

The Fund began the year with a relatively high level of cash. One of the first places we began to find new compelling opportunities was in distressed debt, specifically in the senior secured loans of companies that had borrowed considerable capital in the preceding few years when credit markets were awash in liquidity. A number of these positions appreciated dramatically over the year as market spreads declined and capital flowed back into credit. Overall, the market recovery forestalled the widespread supply of distressed securities that many anticipated, but the day of reckoning may yet come for some of the "extend and pretend" debt that is present in today's market.

Given the dramatic nature of the equity market sell-off in 2008, we also found good opportunity throughout the year in undervalued equities. We had mentioned in our letter of a year ago that we thought we would find opportunity in some commodity-oriented companies, and this year some of our best performing stocks were mining companies, paper and forest products companies, and deepwater, offshore petroleum drillers. We also mentioned economically defensive industries with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows, and likewise, they too were some of our best performing companies this year. Looking forward, the normalization of global markets has made restructurings, which rely on the availability of capital and the willingness of investors to look past near-term profit disruptions, feasible again.

We also found very attractive opportunities in merger arbitrage situations this past year, taking positions in large strategic deals such as those occurring in the pharmaceuticals industry. These positions performed as expected, producing a positive return. Merger and acquisition activity increased over the latter part of the year, and we expect it to accelerate further. Large strategic acquirers have access to significant amounts of capital at very reasonable rates, and


                       2 | Not part of the annual report
they are also generally facing significant obstacles to organic growth from still-cautious consumers.

Formidable headwinds remain. The reserve currency status of the U.S. dollar continues to be questioned and the Federal Reserve Board will have to navigate its withdrawal of monetary stimulus without slowing the economic recovery. While the banking sector is no longer on life support, commercial real estate represents a significant overhang and the residential sector remains weak. However, imbalances and temporary upheavals often generate mispriced securities, and that volatility can help us find value for our shareholders. We thank you for your patience and support over the past year and look forward to serving you in the future.

Sincerely,


/s/ Peter A. Langerman

Peter A. Langerman

Chairman, President and Chief
Executive Officer Franklin Mutual
Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       Not part of the annual report | 3

Annual Report

Mutual Quest Fund
(formerly, Mutual Qualified Fund)

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Quest Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 50% of its assets in foreign securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Mutual Quest Fund covers the fiscal year ended December 31, 2009. The Fund's goal and strategy have not changed; however, we renamed the Fund to avoid any misinterpretation that Mutual Qualified Fund was for qualified investors only.

PERFORMANCE OVERVIEW

Mutual Quest Fund - Class Z delivered a +20.61% cumulative total return for the 12 months ended December 31, 2009. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a +26.46% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy ended 2009 in much better shape than it began. After several quarters of contraction, economic activity expanded in the third and fourth quarters. In the year's second half, corporate profit growth was higher than earlier estimates, which may allow businesses to build inventory following a long period of inventory drawdowns. Economic challenges remain, such as stalled consumer confidence and job prospects for the unemployed as stimulus measures wind down. However, several reports pointed to improving economic conditions.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                               4 | Annual Report

Throughout the year, the Federal Open Market Committee kept U.S. monetary policy unchanged, announcing it intends to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it lays the groundwork for an eventual tightening of monetary policy. Late in the period, the labor market improved somewhat as the economy lost fewer jobs than expected and the unemployment rate fell slightly, dropping from a period high of 10.2% in October to 10.0% at period-end.(2)

Globally, equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and confidence was rekindled as investors began to believe the global financial system was finally on the mend. Emerging market economies fueled the global recovery as governments aggressively incentivized lending and consumption, resulting in a dramatic recovery that laid the groundwork for the developing world's equity rally. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the year, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average delivered a total return of +22.68%, while the broader S&P 500 posted a +26.46% total return and the technology-heavy NASDAQ Composite Index returned +45.32%.(3) Global developed and emerging markets, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index, delivered a +35.41% total return.(4)

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/09

                              (PERFORMANCE GRAPH)

U.S.                                        31.4%
U.K.                                        11.6%
France                                       9.4%
Germany                                      4.0%
Switzerland                                  4.0%
Norway                                       3.0%
Bermuda                                      2.4%
Finland                                      2.4%
South Korea                                  2.1%
Netherlands                                  1.7%
Japan                                        1.7%
Hong Kong                                    1.0%
Other                                        2.4%
Short-Term Investments & Other Net Assets   22.9%

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets,

(2.) Source: Bureau of Labor Statistics.

(3.) Source: (C) 2009 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international common type stocks listed on The NASDAQ Stock Market.

(4.) Source: (C) 2009 Morningstar. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.


                                Annual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/09

                              % OF TOTAL
                              NET ASSETS
                              ----------
Tobacco                          13.8%
Food Products                     9.4%
Insurance                         6.0%
Energy Equipment & Services       4.7%
Food & Staples Retailing          3.7%
Software                          3.0%
Machinery                         2.7%
Oil, Gas & Consumable Fuels       2.5%
Commercial Banks                  2.4%
Beverages                         2.4%

high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

During 2009, Mutual Quest's best performing investments included Seadrill, a Norwegian deepwater contract driller; Kone, a Finnish engineering and service company specializing in elevator and escalator installation and servicing; and Lorillard, the third-largest U.S. tobacco company.


                               6 | Annual Report

Seadrill, one the world's largest offshore drilling companies, owns a fleet of nine ultra-deepwater assets, with three additional units scheduled for 2011 delivery. The company benefited from increased demand for rigs capable of drilling in deep water basins including the Santos Basin near Brazil (Tupi oil field), U.S. Gulf of Mexico, and offshore West Africa. Seadrill has entered into long-term contracts for much of its deepwater fleet, with three contracts that extend beyond 2014. This long order book gives the company and investors a higher degree of visibility in forecasting future results. Seadrill's stock price gained strength as the company restructured its balance sheet and as oil prices more than doubled from first quarter lows.

The shares of escalator and elevator manufacturer Kone increased in value during 2009 as investors began to recognize the strong, stable earnings coming from the company's aftermarket business. Kone also gained market share during the year, which helped offset a decline in elevator and escalator sales stemming from a decrease in non-residential construction. In addition, prospects improved in the Chinese construction market, raising expectations for new orders and the company's future earnings.

Coming into 2009, as the administration changed hands in Washington, DC, investors were cautious about Lorillard and the tobacco industry as a whole, due in part to the uncertainty surrounding the impact higher federal excise taxes would have on industry profitability. On April 1, 2009, these taxes were increased by nearly 160%, causing sales volumes to tumble across the industry. However, as the year progressed, manufacturers, including Lorillard, reported better-than-expected operating earnings and its stock price responded positively.

In addition to those companies cited above, one of the best performing areas of the portfolio was the Fund's investments in distressed securities. At the end of 2008 and the beginning of 2009, as fear was gripping the credit markets and yield spreads were widening to historically high levels, we found compelling opportunities in distressed debt -- specifically in the debt of companies that had amassed debt in the preceding few years when credit was widely available. A number of these positions appreciated significantly over 2009 as capital flowed back into credit and yield spreads tightened considerably.

Although most of the Fund's positions made significant positive contributions during 2009, it also had some underachievers. Three investments that failed to meet our expectations during the period were South Korean tobacco and ginseng product manufacturer KT&G; Japanese video game and handheld device maker Nintendo; and Lotte Confectionery, a South Korean snack food manufacturer.

TOP 10 HOLDINGS

12/31/09

COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                  NET ASSETS
------------------------                  ----------
British American Tobacco PLC                 3.5%
   TOBACCO, U.K
Lorillard Inc.                               2.5%
   TOBACCO, U.S.
Danone                                       2.5%
   FOOD PRODUCTS, FRANCE
Kone OYJ, B                                  2.4%
   MACHINERY, FINLAND
Nestle SA                                    2.3%
   FOOD PRODUCTS, SWITZERLAND
White Mountains Insurance Group Ltd.         2.3%
   INSURANCE, U.S.
Seadrill Ltd.                                2.0%
   Energy Equipment & Services, Bermuda
Microsoft Corp.                              1.9%
   SOFTWARE, U.S.
Cadbury PLC                                  1.9%
   FOOD PRODUCTS, U.K
Reynolds American Inc.                       1.8%
   TOBACCO, U.S.


                               Annual Report | 7

For the most part, KT&G shares performed weakly in 2009 as the company lost market share to other competitors within its domestic tobacco market.

Nintendo is one of the world's largest producers of entertainment hardware and software. During 2009, its share price was negatively impacted by lower-than-expected sales of Wii gaming consoles. In addition to lower Wii sales, stronger-than-expected currency appreciation of the Japanese yen versus the U.S. dollar during Nintendo's fiscal first half (ended September 30, 2009) caused the company to lower its sales and profit estimates. We began purchasing Nintendo shares in 2008 as we believed the company was trading at a significant discount to its intrinsic value at that time. Nintendo retains the leading market share in console-based and portable gaming devices, and its software business has produced many of the top selling games of all time. The company's balance sheet is strong, with net cash and equivalents making up over 30% of its market capitalization. At period-end, we believed the stock stood to further benefit from the already large, installed base of Nintendo-branded devices.

Lotte Confectionery enjoyed robust sales growth in 2009 as the company significantly raised prices of its ice cream and other confectionery products. Unfortunately, evidence of the price hikes did not show up in its earnings results, as it suffered from the detrimental currency effects of the devaluation of the South Korean won and the corresponding increase in the cost of raw materials. A recent rebound in the won, however, somewhat alleviated these margin pressures. Outside of its primary operations, Lotte also owns stakes in various other businesses, the most significant of which is Lotte Shopping. The Lotte Shopping subsidiary rallied nicely in 2009 and by year-end made up about half of the company's overall value.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during 2009, our hedging strategy negatively impacted performance.


                               8 | Annual Report

Thank you for your continued participation in Mutual Quest Fund. We look forward to serving your future investment needs.

(PHOTO OF SHAWN M. TUMULTY)


/s/ Shawn M. Tumulty

Shawn M. Tumulty, CFA
Portfolio Manager
Mutual Quest Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

SHAWN TUMULTY has been a portfolio manager for Mutual Quest Fund since 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.


                               Annual Report | 9

Performance Summary as of 12/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS Z (SYMBOL: MQIFX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$2.65    $17.24     $14.59
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.3343
Long-Term Capital Gain            $0.0164
   TOTAL                          $0.3507

CLASS A (SYMBOL: TEQIX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$2.62    $17.12     $14.50
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.2876
Long-Term Capital Gain            $0.0164
   TOTAL                          $0.3040

CLASS B (SYMBOL: TEBQX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$2.58    $16.77     $14.19
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.1577
Long-Term Capital Gain            $0.0164
   TOTAL                          $0.1741

CLASS C (SYMBOL: TEMQX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$2.59    $16.97     $14.38
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.1786
Long-Term Capital Gain            $0.0164
   TOTAL                          $0.1950

CLASS R (SYMBOL: N/A)                       CHANGE   12/31/09   5/1/09
---------------------                       ------   --------   --------
Net Asset Value (NAV)                       +$2.43    $17.07    $14.64
DISTRIBUTIONS (5/2/09-12/31/09)
Dividend Income                   $0.3144
Long-Term Capital Gain            $0.0164
   TOTAL                          $0.3308


                               10 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE AND AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS
B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z(1)                                     1-YEAR    5-YEAR   10-YEAR
----------                                    -------   -------   -------
Cumulative Total Return(2)                     +20.61%   +30.41%  +114.24%
Average Annual Total Return(3)                 +20.61%    +5.45%    +7.92%
Value of $10,000 Investment(4)                $12,061   $13,041   $21,424
   Total Annual Operating Expenses(5)  0.81%

CLASS A(1)                                     1-YEAR    5-YEAR   10-YEAR
----------                                    -------   -------   -------
Cumulative Total Return(2)                     +20.20%   +28.28%  +107.03%
Average Annual Total Return(3)                 +13.32%    +3.87%    +6.91%
Value of $10,000 Investment(4)                $11,332   $12,092   $19,512
   Total Annual Operating Expenses(5)  1.11%

CLASS B(1)                                     1-YEAR    5-YEAR   10-YEAR
----------                                    -------   -------   -------
Cumulative Total Return(2)                     +19.43%   +24.09%   +96.65%
Average Annual Total Return(3)                 +15.43%    +4.11%    +7.00%
Value of $10,000 Investment(4)                $11,543   $12,233   $19,665
   Total Annual Operating Expenses(5)  1.81%

CLASS C(1)                                     1-YEAR    5-YEAR    10-YEAR
----------                                    -------   --------   -------
Cumulative Total Return(2)                    +19.39%    +24.03%    +93.95%
Average Annual Total Return(3)                +18.39%     +4.40%     +6.85%
Value of $10,000 Investment(4)                $11,839   $12,403    $19,395
   Total Annual Operating Expenses(5)  1.80%

                                              INCEPTION
CLASS R                                        (5/1/09)
-------                                       ---------
Cumulative Total Return(2)                      +18.89%
Aggregate Total Return(6)                       +18.89%
Value of $10,000 Investment(4)                 $11,889
   Total Annual Operating Expenses(5)  1.31%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS Z(1)   12/31/09
----------   --------
1-Year        +20.61%
5-Year         +5.45%
10-Year        +7.92%

CLASS Z (1/1/00-12/31/09)(1)

                              (PERFORMANCE GRAPH)

   DATE      MUTUAL QUEST FUND - CLASS Z   S&P 500 INDEX
----------   ---------------------------   -------------
1/1/2000               $10,000                $10,000
1/31/2000              $ 9,722                $ 9,498
2/29/2000              $ 9,279                $ 9,318
3/31/2000              $10,290                $10,229
4/30/2000              $10,302                $ 9,922
5/31/2000              $10,526                $ 9,718
6/30/2000              $10,359                $ 9,958
7/31/2000              $10,673                $ 9,802
8/31/2000              $11,147                $10,411
9/30/2000              $11,179                $ 9,861
10/31/2000             $11,275                $ 9,819
11/30/2000             $10,923                $ 9,045
12/31/2000             $11,425                $ 9,090
1/31/2001              $12,037                $ 9,412
2/28/2001              $12,017                $ 8,554
3/31/2001              $11,755                $ 8,012
4/30/2001              $12,312                $ 8,635
5/31/2001              $12,753                $ 8,692
6/30/2001              $12,952                $ 8,481
7/31/2001              $13,008                $ 8,397
8/31/2001              $12,782                $ 7,872
9/30/2001              $11,595                $ 7,236
10/31/2001             $11,510                $ 7,374
11/30/2001             $11,998                $ 7,940
12/31/2001             $12,363                $ 8,009
1/31/2002              $12,311                $ 7,892
2/28/2002              $12,371                $ 7,740
3/31/2002              $12,798                $ 8,031
4/30/2002              $12,888                $ 7,544
5/31/2002              $12,888                $ 7,489
6/30/2002              $12,011                $ 6,955
7/31/2002              $11,164                $ 6,413
8/31/2002              $11,263                $ 6,455
9/30/2002              $10,531                $ 5,754
10/31/2002             $10,676                $ 6,260
11/30/2002             $10,943                $ 6,629
12/31/2002             $10,793                $ 6,239
1/31/2003              $10,708                $ 6,076
2/28/2003              $10,484                $ 5,985
3/31/2003              $10,507                $ 6,043
4/30/2003              $11,226                $ 6,540
5/31/2003              $11,853                $ 6,885
6/30/2003              $12,048                $ 6,973
7/31/2003              $12,228                $ 7,096
8/31/2003              $12,531                $ 7,234
9/30/2003              $12,469                $ 7,157
10/31/2003             $12,999                $ 7,562
11/30/2003             $13,435                $ 7,629
12/31/2003             $14,085                $ 8,029
1/31/2004              $14,219                $ 8,176
2/29/2004              $14,565                $ 8,290
3/31/2004              $14,565                $ 8,165
4/30/2004              $14,140                $ 8,037
5/31/2004              $14,258                $ 8,147
6/30/2004              $14,527                $ 8,305
7/31/2004              $14,306                $ 8,030
8/31/2004              $14,495                $ 8,063
9/30/2004              $14,843                $ 8,150
10/31/2004             $15,009                $ 8,275
11/30/2004             $15,940                $ 8,610
12/31/2004             $16,428                $ 8,902
1/31/2005              $16,066                $ 8,685
2/28/2005              $16,512                $ 8,868
3/31/2005              $16,377                $ 8,711
4/30/2005              $16,243                $ 8,546
5/31/2005              $16,647                $ 8,818
6/30/2005              $16,988                $ 8,830
7/31/2005              $17,543                $ 9,159
8/31/2005              $17,518                $ 9,075
9/30/2005              $17,799                $ 9,149
10/31/2005             $17,338                $ 8,996
11/30/2005             $17,859                $ 9,337
12/31/2005             $18,278                $ 9,340
1/31/2006              $18,711                $ 9,587
2/28/2006              $18,970                $ 9,613
3/31/2006              $19,680                $ 9,733
4/30/2006              $19,800                $ 9,863
5/31/2006              $19,514                $ 9,580
6/30/2006              $19,489                $ 9,593
7/31/2006              $19,611                $ 9,652
8/31/2006              $20,163                $ 9,881
9/30/2006              $20,247                $10,136
10/31/2006             $20,930                $10,466
11/30/2006             $21,407                $10,665
12/31/2006             $21,804                $10,815
1/31/2007              $22,382                $10,978
2/28/2007              $22,382                $10,764
3/31/2007              $22,950                $10,884
4/30/2007              $23,648                $11,366
5/31/2007              $24,495                $11,763
6/30/2007              $24,455                $11,567
7/31/2007              $23,864                $11,209
8/31/2007              $23,664                $11,377
9/30/2007              $23,954                $11,802
10/31/2007             $24,335                $11,990
11/30/2007             $23,984                $11,489
12/31/2007             $23,793                $11,409
1/31/2008              $22,704                $10,725
2/29/2008              $22,541                $10,376
3/31/2008              $22,475                $10,332
4/30/2008              $22,791                $10,835
5/31/2008              $23,140                $10,975
6/30/2008              $21,648                $10,050
7/31/2008              $21,463                $ 9,965
8/31/2008              $21,561                $10,109
9/30/2008              $20,579                $ 9,209
10/31/2008             $18,388                $ 7,662
11/30/2008             $17,533                $ 7,112
12/31/2008             $17,763                $ 7,188
1/31/2009              $17,423                $ 6,582
2/28/2009              $16,729                $ 5,881
3/31/2009              $17,179                $ 6,396
4/30/2009              $17,910                $ 7,009
5/31/2009              $18,652                $ 7,401
6/30/2009              $18,725                $ 7,415
7/31/2009              $19,578                $ 7,976
8/31/2009              $19,943                $ 8,264
9/30/2009              $20,560                $ 8,573
10/31/2009             $20,523                $ 8,413
11/30/2009             $20,755                $ 8,918
12/31/2009             $21,424                $ 9,090

AVERAGE ANNUAL TOTAL RETURN

CLASS A(1)   12/31/09
----------   --------
1-Year        +13.32%
5-Year         +3.87%
10-Year        +6.91%

CLASS A (1/1/00-12/31/09)(1)

                              (PERFORMANCE GRAPH)

   DATE      MUTUAL QUEST FUND - CLASS A   S&P 500 INDEX
----------   ---------------------------   -------------
1/1/2000               $ 9,425                $10,000
1/31/2000              $ 9,162                $ 9,498
2/29/2000              $ 8,737                $ 9,318
3/31/2000              $ 9,687                $10,229
4/30/2000              $ 9,693                $ 9,922
5/31/2000              $ 9,905                $ 9,718
6/30/2000              $ 9,749                $ 9,958
7/31/2000              $10,040                $ 9,802
8/31/2000              $10,475                $10,411
9/30/2000              $10,505                $ 9,861
10/31/2000             $10,590                $ 9,819
11/30/2000             $10,257                $ 9,045
12/31/2000             $10,726                $ 9,090
1/31/2001              $11,296                $ 9,412
2/28/2001              $11,277                $ 8,554
3/31/2001              $11,024                $ 8,012
4/30/2001              $11,549                $ 8,635
5/31/2001              $11,957                $ 8,692
6/30/2001              $12,135                $ 8,481
7/31/2001              $12,188                $ 8,397
8/31/2001              $11,969                $ 7,872
9/30/2001              $10,858                $ 7,236
10/31/2001             $10,778                $ 7,374
11/30/2001             $11,230                $ 7,940
12/31/2001             $11,568                $ 8,009
1/31/2002              $11,512                $ 7,892
2/28/2002              $11,568                $ 7,740
3/31/2002              $11,962                $ 8,031
4/30/2002              $12,040                $ 7,544
5/31/2002              $12,040                $ 7,489
6/30/2002              $11,213                $ 6,955
7/31/2002              $10,426                $ 6,413
8/31/2002              $10,512                $ 6,455
9/30/2002              $ 9,832                $ 5,754
10/31/2002             $ 9,961                $ 6,260
11/30/2002             $10,204                $ 6,629
12/31/2002             $10,065                $ 6,239
1/31/2003              $ 9,985                $ 6,076
2/28/2003              $ 9,775                $ 5,985
3/31/2003              $ 9,782                $ 6,043
4/30/2003              $10,455                $ 6,540
5/31/2003              $11,034                $ 6,885
6/30/2003              $11,214                $ 6,973
7/31/2003              $11,374                $ 7,096
8/31/2003              $11,651                $ 7,234
9/30/2003              $11,600                $ 7,157
10/31/2003             $12,080                $ 7,562
11/30/2003             $12,488                $ 7,629
12/31/2003             $13,082                $ 8,029
1/31/2004              $13,207                $ 8,176
2/29/2004              $13,523                $ 8,290
3/31/2004              $13,523                $ 8,165
4/30/2004              $13,119                $ 8,037
5/31/2004              $13,229                $ 8,147
6/30/2004              $13,476                $ 8,305
7/31/2004              $13,263                $ 8,030
8/31/2004              $13,432                $ 8,063
9/30/2004              $13,756                $ 8,150
10/31/2004             $13,903                $ 8,275
11/30/2004             $14,764                $ 8,610
12/31/2004             $15,211                $ 8,902
1/31/2005              $14,866                $ 8,685
2/28/2005              $15,281                $ 8,868
3/31/2005              $15,148                $ 8,711
4/30/2005              $15,023                $ 8,546
5/31/2005              $15,391                $ 8,818
6/30/2005              $15,696                $ 8,830
7/31/2005              $16,204                $ 9,159
8/31/2005              $16,180                $ 9,075
9/30/2005              $16,442                $ 9,149
10/31/2005             $16,006                $ 8,996
11/30/2005             $16,482                $ 9,337
12/31/2005             $16,861                $ 9,340
1/31/2006              $17,263                $ 9,587
2/28/2006              $17,494                $ 9,613
3/31/2006              $18,135                $ 9,733
4/30/2006              $18,246                $ 9,863
5/31/2006              $17,981                $ 9,580
6/30/2006              $17,953                $ 9,593
7/31/2006              $18,066                $ 9,652
8/31/2006              $18,560                $ 9,881
9/30/2006              $18,629                $10,136
10/31/2006             $19,254                $10,466
11/30/2006             $19,687                $10,665
12/31/2006             $20,054                $10,815
1/31/2007              $20,580                $10,978
2/28/2007              $20,580                $10,764
3/31/2007              $21,096                $10,884
4/30/2007              $21,722                $11,366
5/31/2007              $22,496                $11,763
6/30/2007              $22,454                $11,567
7/31/2007              $21,899                $11,209
8/31/2007              $21,714                $11,377
9/30/2007              $21,973                $11,802
10/31/2007             $22,325                $11,990
11/30/2007             $21,992                $11,489
12/31/2007             $21,804                $11,409
1/31/2008              $20,810                $10,725
2/29/2008              $20,649                $10,376
3/31/2008              $20,589                $10,332
4/30/2008              $20,870                $10,835
5/31/2008              $21,181                $10,975
6/30/2008              $19,815                $10,050
7/31/2008              $19,635                $ 9,965
8/31/2008              $19,725                $10,109
9/30/2008              $18,824                $ 9,209
10/31/2008             $16,803                $ 7,662
11/30/2008             $16,025                $ 7,112
12/31/2008             $16,233                $ 7,188
1/31/2009              $15,919                $ 6,582
2/28/2009              $15,281                $ 5,881
3/31/2009              $15,684                $ 6,396
4/30/2009              $16,345                $ 7,009
5/31/2009              $17,016                $ 7,401
6/30/2009              $17,084                $ 7,415
7/31/2009              $17,856                $ 7,976
8/31/2009              $18,181                $ 8,264
9/30/2009              $18,748                $ 8,573
10/31/2009             $18,703                $ 8,413
11/30/2009             $18,916                $ 8,918
12/31/2009             $19,512                $ 9,090


                               12 | Annual Report

CLASS B (1/1/00-12/31/09)(1)

                              (PERFORMANCE GRAPH)

   DATE      MUTUAL QUEST FUND - CLASS B   S&P 500 INDEX
----------   ---------------------------   -------------
1/1/2000               $10,000                $10,000
1/31/2000              $ 9,714                $ 9,498
2/29/2000              $ 9,261                $ 9,318
3/31/2000              $10,262                $10,229
4/30/2000              $10,268                $ 9,922
5/31/2000              $10,489                $ 9,718
6/30/2000              $10,311                $ 9,958
7/31/2000              $10,614                $ 9,802
8/31/2000              $11,072                $10,411
9/30/2000              $11,098                $ 9,861
10/31/2000             $11,182                $ 9,819
11/30/2000             $10,827                $ 9,045
12/31/2000             $11,312                $ 9,090
1/31/2001              $11,910                $ 9,412
2/28/2001              $11,876                $ 8,554
3/31/2001              $11,608                $ 8,012
4/30/2001              $12,151                $ 8,635
5/31/2001              $12,578                $ 8,692
6/30/2001              $12,757                $ 8,481
7/31/2001              $12,806                $ 8,397
8/31/2001              $12,573                $ 7,872
9/30/2001              $11,400                $ 7,236
10/31/2001             $11,301                $ 7,374
11/30/2001             $11,774                $ 7,940
12/31/2001             $12,123                $ 8,009
1/31/2002              $12,056                $ 7,892
2/28/2002              $12,108                $ 7,740
3/31/2002              $12,518                $ 8,031
4/30/2002              $12,593                $ 7,544
5/31/2002              $12,586                $ 7,489
6/30/2002              $11,714                $ 6,955
7/31/2002              $10,887                $ 6,413
8/31/2002              $10,963                $ 6,455
9/30/2002              $10,249                $ 5,754
10/31/2002             $10,378                $ 6,260
11/30/2002             $10,629                $ 6,629
12/31/2002             $10,477                $ 6,239
1/31/2003              $10,385                $ 6,076
2/28/2003              $10,164                $ 5,985
3/31/2003              $10,172                $ 6,043
4/30/2003              $10,859                $ 6,540
5/31/2003              $11,462                $ 6,885
6/30/2003              $11,638                $ 6,973
7/31/2003              $11,800                $ 7,096
8/31/2003              $12,084                $ 7,234
9/30/2003              $12,015                $ 7,157
10/31/2003             $12,506                $ 7,562
11/30/2003             $12,921                $ 7,629
12/31/2003             $13,538                $ 8,029
1/31/2004              $13,654                $ 8,176
2/29/2004              $13,978                $ 8,290
3/31/2004              $13,963                $ 8,165
4/30/2004              $13,546                $ 8,037
5/31/2004              $13,646                $ 8,147
6/30/2004              $13,891                $ 8,305
7/31/2004              $13,667                $ 8,030
8/31/2004              $13,837                $ 8,063
9/30/2004              $14,161                $ 8,150
10/31/2004             $14,308                $ 8,275
11/30/2004             $15,181                $ 8,610
12/31/2004             $15,632                $ 8,902
1/31/2005              $15,272                $ 8,685
2/28/2005              $15,689                $ 8,868
3/31/2005              $15,550                $ 8,711
4/30/2005              $15,403                $ 8,546
5/31/2005              $15,780                $ 8,818
6/30/2005              $16,081                $ 8,830
7/31/2005              $16,596                $ 9,159
8/31/2005              $16,554                $ 9,075
9/30/2005              $16,811                $ 9,149
10/31/2005             $16,355                $ 8,996
11/30/2005             $16,836                $ 9,337
12/31/2005             $17,215                $ 9,340
1/31/2006              $17,615                $ 9,587
2/28/2006              $17,847                $ 9,613
3/31/2006              $18,496                $ 9,733
4/30/2006              $18,594                $ 9,863
5/31/2006              $18,309                $ 9,580
6/30/2006              $18,269                $ 9,593
7/31/2006              $18,368                $ 9,652
8/31/2006              $18,874                $ 9,881
9/30/2006              $18,937                $10,136
10/31/2006             $19,550                $10,466
11/30/2006             $19,983                $10,665
12/31/2006             $20,340                $10,815
1/31/2007              $20,855                $10,978
2/28/2007              $20,846                $10,764
3/31/2007              $21,361                $10,884
4/30/2007              $21,981                $11,366
5/31/2007              $22,763                $11,763
6/30/2007              $22,697                $11,567
7/31/2007              $22,132                $11,209
8/31/2007              $21,931                $11,377
9/30/2007              $22,180                $11,802
10/31/2007             $22,515                $11,990
11/30/2007             $22,171                $11,489
12/31/2007             $21,975                $11,409
1/31/2008              $20,973                $10,725
2/29/2008              $20,811                $10,376
3/31/2008              $20,750                $10,332
4/30/2008              $21,034                $10,835
5/31/2008              $21,347                $10,975
6/30/2008              $19,971                $10,050
7/31/2008              $19,789                $ 9,965
8/31/2008              $19,880                $10,109
9/30/2008              $18,972                $ 9,209
10/31/2008             $16,935                $ 7,662
11/30/2008             $16,151                $ 7,112
12/31/2008             $16,360                $ 7,188
1/31/2009              $16,044                $ 6,582
2/28/2009              $15,401                $ 5,881
3/31/2009              $15,807                $ 6,396
4/30/2009              $16,473                $ 7,009
5/31/2009              $17,150                $ 7,401
6/30/2009              $17,218                $ 7,415
7/31/2009              $17,996                $ 7,976
8/31/2009              $18,323                $ 8,264
9/30/2009              $18,895                $ 8,573
10/31/2009             $18,850                $ 8,413
11/30/2009             $19,065                $ 8,918
12/31/2009             $19,665                $ 9,090

AVERAGE ANNUAL TOTAL RETURN

CLASS B(1)   12/31/09
----------   --------
1-Year       +15.43%
5-Year        +4.11%
10-Year       +7.00%

CLASS C (1/1/00-12/31/09)(1)

                               (PERFORMANCE GRAPH)

   DATE      MUTUAL QUEST FUND - CLASS C   S&P 500 INDEX
----------   ---------------------------   -------------
1/1/2000               $10,000                $10,000
1/31/2000              $ 9,714                $ 9,498
2/29/2000              $ 9,262                $ 9,318
3/31/2000              $10,262                $10,229
4/30/2000              $10,268                $ 9,922
5/31/2000              $10,488                $ 9,718
6/30/2000              $10,309                $ 9,958
7/31/2000              $10,612                $ 9,802
8/31/2000              $11,075                $10,411
9/30/2000              $11,101                $ 9,861
10/31/2000             $11,178                $ 9,819
11/30/2000             $10,824                $ 9,045
12/31/2000             $11,311                $ 9,090
1/31/2001              $11,908                $ 9,412
2/28/2001              $11,881                $ 8,554
3/31/2001              $11,613                $ 8,012
4/30/2001              $12,148                $ 8,635
5/31/2001              $12,580                $ 8,692
6/30/2001              $12,763                $ 8,481
7/31/2001              $12,805                $ 8,397
8/31/2001              $12,572                $ 7,872
9/30/2001              $11,396                $ 7,236
10/31/2001             $11,305                $ 7,374
11/30/2001             $11,777                $ 7,940
12/31/2001             $12,121                $ 8,009
1/31/2002              $12,062                $ 7,892
2/28/2002              $12,113                $ 7,740
3/31/2002              $12,514                $ 8,031
4/30/2002              $12,588                $ 7,544
5/31/2002              $12,580                $ 7,489
6/30/2002              $11,718                $ 6,955
7/31/2002              $10,882                $ 6,413
8/31/2002              $10,965                $ 6,455
9/30/2002              $10,250                $ 5,754
10/31/2002             $10,378                $ 6,260
11/30/2002             $10,634                $ 6,629
12/31/2002             $10,481                $ 6,239
1/31/2003              $10,390                $ 6,076
2/28/2003              $10,163                $ 5,985
3/31/2003              $10,170                $ 6,043
4/30/2003              $10,859                $ 6,540
5/31/2003              $11,457                $ 6,885
6/30/2003              $11,639                $ 6,973
7/31/2003              $11,799                $ 7,096
8/31/2003              $12,081                $ 7,234
9/30/2003              $12,020                $ 7,157
10/31/2003             $12,514                $ 7,562
11/30/2003             $12,926                $ 7,629
12/31/2003             $13,537                $ 8,029
1/31/2004              $13,651                $ 8,176
2/29/2004              $13,980                $ 8,290
3/31/2004              $13,965                $ 8,165
4/30/2004              $13,544                $ 8,037
5/31/2004              $13,644                $ 8,147
6/30/2004              $13,892                $ 8,305
7/31/2004              $13,671                $ 8,030
8/31/2004              $13,839                $ 8,063
9/30/2004              $14,160                $ 8,150
10/31/2004             $14,305                $ 8,275
11/30/2004             $15,178                $ 8,610
12/31/2004             $15,637                $ 8,902
1/31/2005              $15,273                $ 8,685
2/28/2005              $15,694                $ 8,868
3/31/2005              $15,548                $ 8,711
4/30/2005              $15,402                $ 8,546
5/31/2005              $15,775                $ 8,818
6/30/2005              $16,081                $ 8,830
7/31/2005              $16,598                $ 9,159
8/31/2005              $16,557                $ 9,075
9/30/2005              $16,811                $ 9,149
10/31/2005             $16,360                $ 8,996
11/30/2005             $16,836                $ 9,337
12/31/2005             $17,214                $ 9,340
1/31/2006              $17,618                $ 9,587
2/28/2006              $17,847                $ 9,613
3/31/2006              $18,489                $ 9,733
4/30/2006              $18,594                $ 9,863
5/31/2006              $18,304                $ 9,580
6/30/2006              $18,274                $ 9,593
7/31/2006              $18,372                $ 9,652
8/31/2006              $18,871                $ 9,881
9/30/2006              $18,934                $10,136
10/31/2006             $19,549                $10,466
11/30/2006             $19,985                $10,665
12/31/2006             $20,339                $10,815
1/31/2007              $20,858                $10,978
2/28/2007              $20,848                $10,764
3/31/2007              $21,357                $10,884
4/30/2007              $21,979                $11,366
5/31/2007              $22,761                $11,763
6/30/2007              $22,698                $11,567
7/31/2007              $22,131                $11,209
8/31/2007              $21,922                $11,377
9/30/2007              $22,178                $11,802
10/31/2007             $22,518                $11,990
11/30/2007             $22,168                $11,489
12/31/2007             $21,970                $11,409
1/31/2008              $20,949                $10,725
2/29/2008              $20,785                $10,376
3/31/2008              $20,703                $10,332
4/30/2008              $20,979                $10,835
5/31/2008              $21,286                $10,975
6/30/2008              $19,897                $10,050
7/31/2008              $19,703                $ 9,965
8/31/2008              $19,784                $10,109
9/30/2008              $18,867                $ 9,209
10/31/2008             $16,833                $ 7,662
11/30/2008             $16,042                $ 7,112
12/31/2008             $16,245                $ 7,188
1/31/2009              $15,917                $ 6,582
2/28/2009              $15,273                $ 5,881
3/31/2009              $15,668                $ 6,396
4/30/2009              $16,324                $ 7,009
5/31/2009              $16,979                $ 7,401
6/30/2009              $17,035                $ 7,415
7/31/2009              $17,792                $ 7,976
8/31/2009              $18,108                $ 8,264
9/30/2009              $18,659                $ 8,573
10/31/2009             $18,613                $ 8,413
11/30/2009             $18,806                $ 8,918
12/31/2009             $19,395                $ 9,090

AVERAGE ANNUAL TOTAL RETURN

CLASS C(1)   12/31/09
----------   --------
1-Year        +18.39%
5-Year         +4.40%
10-Year        +6.85%


                               Annual Report | 13

AGGREGATE TOTAL RETURN

CLASS R(1)                 12/31/09
----------                 --------
Since Inception (5/1/09)    +18.89%

                           Class R (5/1/09-12/31/09)

                               (PERFORMANCE GRAPH)

   DATE      MUTUAL QUEST FUND - CLASS R   S&P 500 INDEX
   ----      ---------------------------   -------------
5/1/2009               $10,000                $10,000
5/31/2009              $10,383                $10,559
6/30/2009              $10,424                $10,580
7/31/2009              $10,895                $11,381
8/31/2009              $11,087                $11,791
9/30/2009              $11,433                $12,231
10/31/2009             $11,406                $12,004
11/30/2009             $11,529                $12,724
12/31/2009             $11,889                $12,970

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES INVOLVE SPECIAL RISKS. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Aggregate total return represents the change in value of an investment over the period shown. Since Class R shares have existed for less than one year, average annual total returns are not available.

(7.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                               14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS Z                                       VALUE 7/1/09     VALUE 12/31/09   PERIOD* 7/1/09-12/31/09
-------                                    -----------------   --------------   -----------------------
Actual                                          $1,000            $1,144.10              $ 4.81
Hypothetical (5% return before expenses)        $1,000            $1,020.72              $ 4.53
CLASS A
Actual                                          $1,000            $1,142.10              $ 6.43
Hypothetical (5% return before expenses)        $1,000            $1,019.21              $ 6.06
CLASS B
Actual                                          $1,000            $1,138.20              $10.13
Hypothetical (5% return before expenses)        $1,000            $1,015.73              $ 9.55
CLASS C
Actual                                          $1,000            $1,138.50              $10.19
Hypothetical (5% return before expenses)        $1,000            $1,015.68              $ 9.60
CLASS R
Actual                                          $1,000            $1,140.60              $ 7.50
Hypothetical (5% return before expenses)        $1,000            $1,018.20              $ 7.07

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.89%; A: 1.19%; B: 1.88%; C: 1.89%; and R:
     1.39%) multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               16 | Annual Report

Mutual Quest Fund

FINANCIAL HIGHLIGHTS

                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------
CLASS Z                                                 2009           2008          2007          2006          2005
-------                                              ----------     ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $    14.59     $    21.84    $    21.88    $    19.81    $    19.49
                                                     ----------     ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ......................         0.16(c)        0.38          0.61          0.38          0.41
   Net realized and unrealized gains (losses) ....         2.84          (5.90)         1.37          3.39          1.77
                                                     ----------     ----------    ----------    ----------    ----------
Total from investment operations .................         3.00          (5.52)         1.98          3.77          2.18
                                                     ----------     ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income .........................        (0.33)         (0.32)        (0.71)        (0.40)        (0.42)
   Net realized gains ............................        (0.02)         (1.41)        (1.31)        (1.30)        (1.44)
                                                     ----------     ----------    ----------    ----------    ----------
Total distributions ..............................        (0.35)         (1.73)        (2.02)        (1.70)        (1.86)
                                                     ----------     ----------    ----------    ----------    ----------
Redemption fees(d) ...............................           --             --(e)         --(e)         --(e)         --(e)
                                                     ----------     ----------    ----------    ----------    ----------
Net asset value, end of year .....................   $    17.24     $    14.59    $    21.84    $    21.88    $    19.81
                                                     ==========     ==========    ==========    ==========    ==========
Total return .....................................        20.61%        (25.34)%        9.12%        19.29%        11.26%
RATIOS TO AVERAGE NET ASSETS
Expenses(f, g) ...................................         0.90%          0.81%         0.80%         0.83%         0.85%
Expenses - excluding dividend expense on
   securities sold short(g) ......................         0.81%          0.81%         0.79%         0.81%         0.81%
Net investment income ............................         1.00%(c)       1.97%         2.58%         1.77%         2.04%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $3,584,302     $3,071,302    $4,421,592    $4,200,899    $3,646,593
Portfolio turnover rate ..........................        37.10%         25.52%        26.25%        23.64%        20.98%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.34%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Mutual Quest Fund

                                                                         YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------
CLASS A                                                 2009          2008         2007         2006         2005
-------                                              ----------     --------    ----------    --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $    14.50     $  21.70    $    21.75    $  19.71     $  19.41
                                                     ----------     --------    ----------    --------     --------
Income from investment operations(a):
   Net investment income(b) ......................         0.11(c)      0.32          0.52        0.31         0.34
   Net realized and unrealized gains (losses) ....         2.82        (5.85)         1.38        3.36         1.75
                                                     ----------     --------    ----------    --------    ----------
Total from investment operations .................         2.93        (5.53)         1.90        3.67         2.09
                                                     ----------     --------    ----------    --------    ----------
Less distributions from:
   Net investment income .........................        (0.29)       (0.26)        (0.64)      (0.33)       (0.35)
   Net realized gains ............................        (0.02)       (1.41)        (1.31)      (1.30)       (1.44)
                                                     ----------     --------    ----------    --------     --------
Total distributions ..............................        (0.31)       (1.67)        (1.95)      (1.63)       (1.79)
                                                     ----------     --------    ----------    --------     --------
Redemption fees(d) ...............................           --           --(e)         --(e)       --(e)        --(e)
                                                     ----------     --------    ----------    --------     --------
Net asset value, end of year .....................   $    17.12     $  14.50    $    21.70    $  21.75     $  19.71
                                                     ==========     ========    ==========    ========     ========
Total return(f) ..................................        20.20%      (25.25)%        8.73%      18.94%       10.85%
RATIOS TO AVERAGE NET ASSETS
Expenses(g, h) ...................................         1.21%        1.11%         1.14%       1.15%        1.20%
Expenses - excluding dividend expense on
   securities sold short(h) ......................         1.12%        1.11%         1.13%       1.13%        1.16%
Net investment income ............................         0.69%(c)     1.67%         2.24%       1.45%        1.69%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $1,101,463     $883,955    $1,290,899    $993,364     $794,789
Portfolio turnover rate ..........................        37.10%       25.52%        26.25%      23.64%       20.98%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.03%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Mutual Quest Fund

                                                                     YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------
CLASS B                                                2009          2008       2007       2006      2005
-------                                              -------       -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 14.19       $ 21.24    $ 21.32    $ 19.34    $ 19.08
                                                     -------       -------    -------    -------    -------
Income from investment operations(a):
   Net investment income(b) ......................        --(c, d)    0.19       0.36       0.16       0.20
   Net realized and unrealized gains (losses) ....      2.76         (5.72)      1.34       3.31       1.72
                                                     -------       -------    -------    -------    -------
Total from investment operations .................      2.76         (5.53)      1.70       3.47       1.92
                                                     -------       -------    -------    -------    -------
Less distributions from:
   Net investment income .........................     (0.16)       (0.11)      (0.47)     (0.19)     (0.22)
   Net realized gains ............................     (0.02)        (1.41)     (1.31)     (1.30)     (1.44)
                                                     -------       -------    -------    -------    -------
Total distributions ..............................     (0.18)        (1.52)     (1.78)     (1.49)     (1.66)
                                                     -------       -------    -------    -------    -------
Redemption fees(e) ...............................        --            --(d)      --(d)      --(d)      --(d)
                                                     -------       -------    -------    -------    -------
Net asset value, end of year .....................   $ 16.77       $ 14.19    $ 21.24    $ 21.32    $ 19.34
                                                     =======       =======    =======    =======    =======
Total return(f) ..................................     19.43%       (26.09)%     8.04%     18.16%     10.12%
RATIOS TO AVERAGE NET ASSETS
Expenses(g, h) ...................................      1.89%         1.81%      1.80%      1.82%      1.85%
Expenses - excluding dividend expense on
   securities sold short(h) ......................      1.80%         1.81%      1.79%      1.80%      1.81%
Net investment income ............................      0.01%(c)      0.97%      1.58%      0.78%      1.04%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $34,803       $41,704    $70,266    $74,470    $69,847
Portfolio turnover rate ..........................     37.10%        25.52%     26.25%     23.64%     20.98%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.35%. See
     Note 8.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Mutual Quest Fund

                                                                        YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------------
CLASS C                                                2009           2008        2007        2006        2005
-------                                              --------       --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  14.38       $  21.50    $  21.58    $  19.58    $  19.30
                                                     --------       --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ......................         --(c, d)     0.19        0.36        0.16        0.20
   Net realized and unrealized gains (losses) ....       2.79          (5.78)       1.36        3.34        1.74
                                                     --------       --------    --------    --------    --------
Total from investment operations .................       2.79          (5.59)       1.72        3.50        1.94
                                                     --------       --------    --------    --------    --------
Less distributions from:
   Net investment income .........................      (0.18)         (0.12)      (0.49)      (0.20)      (0.22)
   Net realized gains ............................      (0.02)         (1.41)      (1.31)      (1.30)      (1.44)
                                                     --------       --------    --------    --------    --------
Total distributions ..............................      (0.20)         (1.53)      (1.80)      (1.50)      (1.66)
                                                     --------       --------    --------    --------    --------
Redemption fees(e) ...............................         --             --(d)       --(d)       --(d)       --(d)
                                                     --------       --------    --------    --------    --------
Net asset value, end of year .....................   $  16.97       $  14.38    $  21.50    $  21.58    $  19.58
                                                     ========       ========    ========    ========    ========
Total return(f) ..................................      19.39%        (26.06)%      8.02%      18.16%      10.08%
RATIOS TO AVERAGE NET ASSETS
Expenses(g, h) ...................................       1.90%          1.80%       1.80%       1.83%       1.85%
Expenses - excluding dividend expense on
   securities sold short(h) ......................       1.81%          1.80%       1.79%       1.81%       1.81%
Net investment income ............................         --%(c, i)    0.98%       1.58%       0.77%       1.04%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $388,875       $337,583    $504,802    $420,806    $336,786
Portfolio turnover rate ..........................      37.10%         25.52%      26.25%      23.64%      20.98%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.34%. See
     Note 8.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i)  Rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Mutual Quest Fund

                                                                           PERIOD ENDED
CLASS R                                                                DECEMBER 31, 2009(a)
-------                                                                --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............................         $14.64
                                                                             ------
Income from investment operations(b):
   Net investment income(c) ........................................           0.05
   Net realized and unrealized gains (losses) ......................           2.71
                                                                             ------
Total from investment operations ...................................           2.76
                                                                             ------
Less distributions from:
   Net investment income ...........................................          (0.31)
   Net realized gains ..............................................          (0.02)
                                                                             ------
Total distributions ................................................          (0.33)
                                                                             ------
Net asset value, end of period .....................................         $17.07
                                                                             ======
Total return(d) ....................................................          18.89%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f, g) .....................................................           1.40%
Expenses - excluding dividend expense on securities sold short(g) ..           1.31%
Net investment income ..............................................           0.50%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................................         $   99
Portfolio turnover rate ............................................          37.10%

(a)  For the period May 1, 2009 (effective date) to December 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Mutual Quest Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2009

                                                                                                SHARES/
                                                                                               WARRANTS/
                                                                                 COUNTRY       CONTRACTS         VALUE
                                                                             --------------   -----------   --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS 74.7%
             AIRLINES 0.0%(a)
      (b, c) Northwest Airlines Corp., Contingent Distribution ...........    United States    28,232,000   $       17,786
                                                                                                            --------------
             AUTO COMPONENTS 0.2%
   (b, c, d) Collins & Aikman Products Co., Contingent Distribution ......    United States     1,217,404           12,174
   (b, c, d) Dana Holding Corp., Contingent Distribution .................    United States    13,598,000               --
      (b, e) IACNA Investor LLC ..........................................    United States       180,986            1,810
   (b, e, f) International Automotive Components Group Brazil LLC ........       Brazil         2,363,058        2,649,980
   (b, e, f) International Automotive Components Group Japan LLC .........        Japan           307,801        1,178,867
   (b, e, f) International Automotive Components Group LLC ...............     Luxembourg       8,425,843        5,744,403
   (b, e, f) International Automotive Components Group NA LLC, A .........    United States     5,182,488        1,577,290
                                                                                                            --------------
                                                                                                                11,164,524
                                                                                                            --------------
             BEVERAGES 2.4%
             Brown-Forman Corp., A .......................................    United States        79,200        4,462,920
             Brown-Forman Corp., B .......................................    United States        19,800        1,060,686
             Carlsberg AS, B .............................................       Denmark          250,882       18,532,551
             Dr. Pepper Snapple Group Inc. ...............................    United States       842,909       23,854,325
             Pernod Ricard SA ............................................       France           853,338       73,180,709
                                                                                                            --------------
                                                                                                               121,091,191
                                                                                                            --------------
             BUILDING PRODUCTS 0.1%
         (b) Owens Corning Inc. ..........................................    United States       279,965        7,178,303
                                                                                                            --------------
             CAPITAL MARKETS 0.9%
             Deutsche Bank AG (EUR Traded) ...............................       Germany          173,130       12,287,260
             Deutsche Bank AG (USD Traded) ...............................       Germany           10,000          709,100
             Man Group PLC ...............................................   United Kingdom     3,164,930       15,735,208
         (b) UBS AG ......................................................     Switzerland      1,201,999       18,636,994
                                                                                                            --------------
                                                                                                                47,368,562
                                                                                                            --------------
             CHEMICALS 0.1%
   (b, c, d) Dow Corning Corp., Contingent Distribution ..................    United States    20,809,194        3,022,299
                                                                                                            --------------
             COMMERCIAL BANKS 2.4%
             Barclays PLC ................................................   United Kingdom     3,800,407       16,927,210
             BNP Paribas .................................................       France           458,872       36,718,047
   (b, e, g) Elephant Capital Holdings Ltd. ..............................        Japan            27,946               --
      (b, e) First Chicago Bancorp .......................................    United States       659,105          689,755
         (b) Guaranty Bancorp ............................................    United States     1,735,639        2,291,044
         (b) Intesa Sanpaolo SpA .........................................        Italy         3,547,880       15,997,631
      (b, e) NCB Warrant Holdings Ltd., A ................................        Japan           129,974               --
             Societe Generale, A .........................................       France           166,370       11,657,460
             SunTrust Banks Inc. .........................................    United States        76,700        1,556,243
             Svenska Handelsbanken AB, A .................................       Sweden           452,960       12,918,758
             Wells Fargo & Co. ...........................................    United States       828,500       22,361,215
                                                                                                            --------------
                                                                                                               121,117,363
                                                                                                            --------------
             COMMERCIAL SERVICES & SUPPLIES 0.1%
         (b) Comdisco Holding Co. Inc. ...................................    United States           997            9,970
   (b, c, d) Comdisco Holding Co. Inc., Contingent Distribution ..........    United States    40,189,000               --
         (b) Insun ENT Co. Ltd. ..........................................     South Korea      1,448,946        6,461,436
                                                                                                            --------------
                                                                                                                 6,471,406
                                                                                                            --------------


                               22 | Annual Report

Mutual Quest Fund

                                                                                                SHARES/
                                                                                               WARRANTS/
                                                                                 COUNTRY       CONTRACTS         VALUE
                                                                             --------------   -----------   --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             COMMUNICATIONS EQUIPMENT 0.4%
             Tandberg ASA ................................................       Norway           772,196   $   21,981,288
                                                                                                            --------------
             COMPUTERS & PERIPHERALS 1.8%
   (b, e, g) DecisionOne Corp. ...........................................    United States     1,008,199        1,673,610
   (b, e, g) DecisionOne Corp., wts., 6/08/17 ............................    United States       553,576               --
         (b) Dell Inc. ...................................................    United States       281,549        4,043,044
         (b) Sun Microsystems Inc. .......................................    United States     9,237,858       86,558,729
                                                                                                            --------------
                                                                                                                92,275,383
                                                                                                            --------------
             CONSUMER FINANCE 0.3%
      (b, e) Cerberus CG Investor I LLC ..................................    United States     7,519,799        1,579,158
      (b, e) Cerberus CG Investor II LLC .................................    United States     7,519,799        1,579,158
      (b, e) Cerberus CG Investor III LLC ................................    United States     3,759,899          789,579
      (b, e) GMAC Inc. ...................................................    United States           438        4,830,027
         (g) White River Capital Inc. ....................................    United States       549,751        6,179,201
                                                                                                            --------------
                                                                                                                14,957,123
                                                                                                            --------------
             DIVERSIFIED FINANCIAL SERVICES 0.6%
         (b) CIT Group Inc. ..............................................    United States       292,377        8,072,529
             Deutsche Boerse AG ..........................................       Germany          254,247       21,108,629
   (b, c, d) Marconi Corp., Contingent Distribution ......................   United Kingdom    34,293,500               --
                                                                                                            --------------
                                                                                                                29,181,158
                                                                                                            --------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 2.3%
      (b, e) AboveNet Inc. ...............................................    United States       805,153       52,367,151
      (b, e) AboveNet Inc., stock grant, grant price $10.475, expiration
                date 9/09/13 .............................................    United States           510          111,313
      (b, e) AboveNet Inc., stock grant, grant price $30, expiration date
                9/07/18 ..................................................    United States           109           15,277
      (b, e) AboveNet Inc., wts., 9/08/10 ................................    United States        16,099        1,609,900
             Cable & Wireless PLC ........................................   United Kingdom     9,615,684       21,961,872
   (b, c, d) Global Crossing Holdings Ltd., Contingent Distribution ......    United States    49,411,586               --
         (h) Koninklijke KPN NV ..........................................     Netherlands      2,351,320       39,851,039
                                                                                                            --------------
                                                                                                               115,916,552
                                                                                                            --------------
             ELECTRIC UTILITIES 2.3%
   (b, c, d) Calpine Corp., Contingent Distribution ......................    United States     4,742,000               --
             E.ON AG .....................................................       Germany        1,192,640       49,696,726
             Exelon Corp. ................................................    United States     1,035,100       50,585,337
             Prime Infrastructure Group ..................................      Australia       4,749,317       17,601,232
                                                                                                            --------------
                                                                                                               117,883,295
                                                                                                            --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENT 0.4%
             Tyco Electronics Ltd. .......................................    United States       769,500       18,891,225
                                                                                                            --------------
             ENERGY EQUIPMENT & SERVICES 4.7%
             Bourbon SA ..................................................       France           637,519       24,046,394
         (b) BW Offshore Ltd. ............................................       Norway         2,813,120        4,125,236
      (b, h) Pride International Inc. ....................................    United States     1,692,880       54,019,801
             Seadrill Ltd. ...............................................       Bermuda        4,055,672      103,553,836
         (b) Transocean Ltd. .............................................    United States       677,655       56,109,834
                                                                                                            --------------
                                                                                                               241,855,101
                                                                                                            --------------


                               Annual Report | 23

Mutual Quest Fund

                                                                                                SHARES/
                                                                                               WARRANTS/
                                                                                 COUNTRY       CONTRACTS         VALUE
                                                                             --------------   -----------   --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             FOOD & STAPLES RETAILING 3.7%
             Carrefour SA ................................................       France         1,178,243   $   56,602,163
             CVS Caremark Corp. ..........................................    United States     2,480,510       79,897,227
             Kroger Co. ..................................................    United States     2,531,010       51,961,635
                                                                                                            --------------
                                                                                                               188,461,025
                                                                                                            --------------
             FOOD PRODUCTS 9.6%
             Cadbury PLC .................................................   United Kingdom     7,689,966       98,872,894
             CSM NV ......................................................     Netherlands      2,000,055       52,607,237
         (h) Danone ......................................................       France         2,101,498      128,840,755
             Lotte Confectionery Co. Ltd. ................................     South Korea         30,405       33,610,227
      (b, i) Marine Harvest ..............................................       Norway        48,980,183       35,752,390
             Nestle SA ...................................................     Switzerland      2,410,451      116,895,754
             Nong Shim Co. Ltd. ..........................................     South Korea         81,743       17,455,144
         (b) Premier Foods PLC ...........................................   United Kingdom    11,387,003        6,575,446
                                                                                                            --------------
                                                                                                               490,609,847
                                                                                                            --------------
             HEALTH CARE PROVIDERS & SERVICES 1.5%
             Rhoen-Klinikum AG ...........................................       Germany        3,085,456       75,613,497
                                                                                                            --------------
             HOUSEHOLD DURABLES 0.1%
             Black & Decker Corp. ........................................    United States       101,600        6,586,728
                                                                                                            --------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.8%
         (b) RRI Energy Inc. .............................................    United States     6,814,563       38,979,300
                                                                                                            --------------
             INDUSTRIAL CONGLOMERATES 2.3%
             Keppel Corp. Ltd. ...........................................      Singapore       4,335,278       25,385,513
             Orkla ASA ...................................................       Norway         9,599,083       94,145,999
                                                                                                            --------------
                                                                                                               119,531,512
                                                                                                            --------------
             INSURANCE 6.0%
             ACE Ltd. ....................................................    United States        96,280        4,852,512
         (b) Alleghany Corp. .............................................    United States       149,605       41,290,980
         (b) Berkshire Hathaway Inc., A ..................................    United States           468       46,425,600
         (b) Berkshire Hathaway Inc., B ..................................    United States         8,174       26,859,764
   (b, e, g) Imagine Group Holdings Ltd. .................................       Bermuda        1,491,021       16,068,882
             Old Republic International Corp. ............................    United States     1,096,314       11,006,993
      (b, e) Olympus Re Holdings Ltd. ....................................    United States        97,300          207,833
      (b, e) Symetra Financial ...........................................    United States     3,434,760       44,651,880
             White Mountains Insurance Group Ltd. ........................    United States       346,730      115,343,202
                                                                                                            --------------
                                                                                                               306,707,646
                                                                                                            --------------
             IT SERVICES 0.1%
         (b) Affiliated Computer Services Inc., A ........................    United States        76,700        4,578,223
                                                                                                            --------------
             MACHINERY 2.4%
             Kone OYJ, B .................................................       Finland        2,877,200      123,392,302
(b, e, f, g) MCII Holdings Inc. ..........................................    United States         4,285               --
                                                                                                            --------------
                                                                                                               123,392,302
                                                                                                            --------------
             MARINE 0.1%
             A P Moller - Maersk AS ......................................       Denmark            1,134        7,984,149
                                                                                                            --------------


                               24 | Annual Report

Mutual Quest Fund

                                                                                                SHARES/
                                                                                               WARRANTS/
                                                                                 COUNTRY       CONTRACTS         VALUE
                                                                             --------------   -----------   --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             MEDIA 0.2%
         (b) Adelphia Recovery Trust .....................................    United States    38,254,708   $    1,224,151
      (b, c) Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
             Contingent Distribution .....................................    United States     4,899,492        1,016,645
   (b, c, d) Century Communications Corp., Contingent Distribution .......    United States    13,497,000               --
             CJ CGV Co. Ltd. .............................................     South Korea        512,866        9,676,094
      (b, d) TVMAX Holdings Inc. .........................................    United States       111,391               --
                                                                                                            --------------
                                                                                                                11,916,890
                                                                                                            --------------
             MULTI-UTILITIES 0.4%
             GDF Suez ....................................................       France           503,432       21,824,515
                                                                                                            --------------
             OFFICE ELECTRONICS 0.2%
             Xerox Corp. .................................................    United States     1,054,550        8,921,493
                                                                                                            --------------
             OIL, GAS & CONSUMABLE FUELS 3.7%
             BP PLC ......................................................   United Kingdom       411,700        3,994,646
             Eni SpA .....................................................        Italy           523,870       13,348,109
         (h) Royal Dutch Shell PLC, A ....................................   United Kingdom     1,331,071       40,203,131
         (h) Total SA, B .................................................       France         1,244,472       80,171,886
             XTO Energy Inc. .............................................    United States     1,084,040       50,440,381
                                                                                                            --------------
                                                                                                               188,158,153
                                                                                                            --------------
             PAPER & FOREST PRODUCTS 0.6%
             Weyerhaeuser Co. ............................................    United States       686,788       29,628,034
                                                                                                            --------------
             PERSONAL PRODUCTS 0.3%
             L'Oreal SA ..................................................       France           150,620       16,817,191
                                                                                                            --------------
             REAL ESTATE INVESTMENT TRUSTS (REITS) 1.4%
         (b) Alexander's Inc. ............................................    United States       108,590       33,056,968
             The Link REIT ...............................................      Hong Kong      15,207,140       38,872,476
                                                                                                            --------------
                                                                                                                71,929,444
                                                                                                            --------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT 1.7%
      (b, d) Canary Wharf Group PLC ......................................   United Kingdom     8,298,072       44,011,202
             Swire Pacific Ltd., B .......................................      Hong Kong       4,506,381        9,880,248
         (b) Swiss Prime Site AG .........................................     Switzerland        596,680       33,432,295
                                                                                                            --------------
                                                                                                                87,323,745
                                                                                                            --------------
             ROAD & RAIL 1.0%
             Burlington Northern Santa Fe Corp. ..........................    United States       513,110       50,602,908
                                                                                                            --------------
             SOFTWARE 3.0%
         (h) Microsoft Corp. .............................................    United States     3,266,054       99,581,987
         (j) Nintendo Co. Ltd. ...........................................        Japan           227,156       53,845,109
                                                                                                            --------------
                                                                                                               153,427,096
                                                                                                            --------------
             TOBACCO 13.9%
             Altria Group Inc. ...........................................    United States     3,759,637       73,801,674
         (h) British American Tobacco PLC ................................   United Kingdom     5,552,004      180,837,192
         (h) Imperial Tobacco Group PLC ..................................   United Kingdom     2,943,678       93,050,966
             Japan Tobacco Inc. ..........................................        Japan             9,642       32,458,012
             KT&G Corp. ..................................................     South Korea        737,519       40,731,705


                               Annual Report | 25

Mutual Quest Fund

                                                                                                SHARES/
                                                                                               WARRANTS/
                                                                                 COUNTRY       CONTRACTS         VALUE
                                                                             --------------   -----------   --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             TOBACCO (CONTINUED)
             Lorillard Inc. ..............................................    United States     1,568,281   $  125,823,185
             Philip Morris International Inc. ............................    United States     1,488,277       71,720,069
             Reynolds American Inc. ......................................    United States     1,781,680       94,375,590
                                                                                                            --------------
                                                                                                               712,798,393
                                                                                                            --------------
             TRADING COMPANIES & DISTRIBUTORS 0.9%
         (b) Kloeckner & Co. SE ..........................................       Germany        1,727,701       44,268,807
                                                                                                            --------------
             TRANSPORTATION INFRASTRUCTURE 0.8%
             Groupe Eurotunnel SA ........................................       France         4,300,792       40,262,653
                                                                                                            --------------
             WIRELESS TELECOMMUNICATION SERVICES 1.0%
             Vodafone Group PLC ..........................................   United Kingdom    21,223,893       49,211,658
                                                                                                            --------------
             TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
                (COST $2,969,596,671)                                                                        3,819,907,768
                                                                                                            --------------
             PREFERRED STOCKS 0.7%
             DIVERSIFIED FINANCIAL SERVICES 0.4%
         (b) Bank of America Corp., pfd. .................................    United States     1,273,700       19,003,604
                                                                                                            --------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(a)
      (b, e) PTV Inc., 10.00%, pfd., A ...................................   United Kingdom        92,938           15,381
                                                                                                            --------------
             MACHINERY 0.3%
(e, f, g, o) MCII Holdings Inc., PIK, pfd., A ............................    United States        32,450       15,081,244
                                                                                                            --------------
             TOTAL PREFERRED STOCKS (COST $51,251,674)                                                          34,100,229
                                                                                                            --------------
             OPTIONS PURCHASED 0.0%(a)
             PUT OPTIONS 0.0%(a)
         (b) Dow Jones EUROSTOXX 50, exercise price $2,350, expiration
                date 3/19/10 .............................................    United States         9,690          127,236
         (b) Dow Jones EUROSTOXX 50, exercise price $2,350, expiration
                date 3/19/10 .............................................    United States        15,134          196,325
         (b) S&P 500 Index, exercise price $875, expiration date
                3/19/10 ..................................................    United States           545          223,450
                                                                                                            --------------
             TOTAL OPTIONS PURCHASED (COST $5,817,550) ...................                                         547,011
                                                                                                            --------------

                                                                                               PRINCIPAL
                                                                                               AMOUNT(k)
                                                                                              -----------
             CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE INTERESTS 3.3%
             American General Finance Corp., senior note, J, 6.90%,
                12/15/17 .................................................    United States     2,207,000        1,534,540
         (l) BP Capital Markets PLC, FRN, 1.253%, 3/17/11 ................   United Kingdom    30,000,000       30,379,920
      (e, m) Cerberus CG Investor I LLC, 12.00%, 7/31/14 .................    United States     6,600,000        1,386,000
      (e, m) Cerberus CG Investor II LLC, 12.00%, 7/31/14 ................    United States     6,600,000        1,386,000
      (e, m) Cerberus CG Investor III LLC, 12.00%, 7/31/14 ...............    United States     3,300,000          693,000
         (l) Charter Communications Operating LLC, Term Loan B, FRN,
                2.26%, 3/06/14 ...........................................    United States    11,485,097       10,791,203
             CIT Group Inc.,
         (l) New Term Loan Tranche 1B, FRN, 13.00%, 1/20/12 ..............    United States     1,545,000        1,605,352
             senior secured sub. bond, 7.00%, 5/01/13 ....................    United States       477,223          448,590
             senior secured sub. bond, 7.00%, 5/01/14 ....................    United States       715,837          666,623


                               26 | Annual Report

Mutual Quest Fund

                                                                                               PRINCIPAL
                                                                                 COUNTRY       AMOUNT(k)         VALUE
                                                                             --------------   -----------   --------------
             CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE
             INTERESTS (CONTINUED)
             CIT Group Inc., (continued)
                senior secured sub. bond, 7.00%, 5/01/15 .................    United States       715,837   $      644,253
                senior secured sub. bond, 7.00%, 5/01/16 .................    United States     1,193,063        1,055,861
                senior secured sub. bond, 7.00%, 5/01/17 .................    United States     1,670,288        1,457,326
             (l) Term Loan Tranche 2A, FRN, 9.50%, 1/20/12 ...............    United States     8,914,000        9,159,135
         (g) DecisionOne Corp.,
                (e) senior secured note, 15.00%, 11/30/13 ................    United States     1,339,481        1,339,481
                (d) Term Loan B, 15.00%, 8/29/13 .........................    United States       234,285          234,285
         (l) First Data Corp., Term Loan B-1, FRN, 2.982%, 9/24/14 .......    United States    16,773,935       14,928,802
         (n) Indianapolis Downs LLC, 144A,
                senior secured note, 11.00%, 11/01/12 ....................    United States     2,950,000        1,932,250
             (o) senior secured sub. note, PIK, 15.50%, 11/01/13 .........    United States    13,552,165        4,556,915
   (d, f, l) International Automotive Components Group NA Inc., Revolver,
                FRN, 6.25%, 1/18/14 ......................................    United States     1,027,725        1,027,725
   (e, f, m) International Automotive Components Group NA LLC, 9.00%,
                4/01/17 ..................................................    United States     1,560,200        1,563,681
      (l, n) Roche Holdings Inc., 144A, FRN, 1.262%, 2/25/10 .............     Switzerland     32,901,000       32,908,501
             Seadrill Ltd., cvt., senior note, 3.625%, 11/08/12 ..........       Bermuda        5,000,000        5,052,500
      (j, l) Texas Competitive Electric Holdings Co. LLC, Delayed Draw
                Term Loan, FRN, 3.735%, 10/10/14 .........................    United States    51,843,673       41,760,079
      (d, o) TVMAX Holdings Inc., PIK,
                11.50%, 3/31/10 ..........................................    United States       712,515          158,198
                14.00%, 3/31/10 ..........................................    United States       961,786          190,968
                                                                                                            --------------
             TOTAL CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE
                INTERESTS (COST $180,947,572)                                                                  166,861,188
                                                                                                            --------------
             CORPORATE BONDS AND NOTES IN REORGANIZATION
             (COST $1,203) 0.0%(a)
      (d, m) Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .....    United States        40,000              200
                                                                                                            --------------

                                                                                                 SHARES
                                                                                              -----------
             COMPANIES IN LIQUIDATION (COST $--) 0.0%
      (b, e) FIM Coinvestor Holdings I, LLC ..............................    United States    16,133,491               --
                                                                                                            --------------
             TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
                (COST $3,207,614,670) ....................................                                   4,021,416,396
                                                                                                            --------------

                                                                                               PRINCIPAL
                                                                                               AMOUNT(k)
                                                                                              -----------
             SHORT TERM INVESTMENTS 21.0%
             SENIOR FLOATING RATE INTERESTS (COST $722,662) 0.0%(a)
      (l, p) Lyondell Chemical Co., DIP Delayed Draw Term Loan, FRN,
                13.00%, 4/06/10 ..........................................    United States       727,045          760,308
                                                                                                            --------------
             U.S. GOVERNMENT AND AGENCY SECURITIES 20.9%
         (q) U.S. Treasury Bills,
             (r) 1/07/10 - 5/13/10 .......................................    United States   524,000,000      573,940,827
                5/06/10 ..................................................    United States   125,000,000      124,956,750
                5/20/10 ..................................................    United States    75,000,000       74,961,750
                5/27/10 ..................................................    United States    75,000,000       74,955,300
             (r) 6/03/10 .................................................    United States    75,000,000       74,949,375


                               Annual Report | 27

Mutual Quest Fund

                                                                                               PRINCIPAL
                                                                                 COUNTRY       AMOUNT(k)         VALUE
                                                                             --------------   -----------   --------------
             SHORT TERM INVESTMENTS (CONTINUED)
             U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
         (q) U.S. Treasury Bills, (continued)
                6/10/10 ..................................................    United States    75,000,000   $   74,943,750
                (r) 6/17/10 - 7/01/10 ....................................    United States    70,000,000       69,941,700
                                                                                                            --------------
             TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
                (COST $1,068,382,986) ....................................                                  $1,068,649,452
                                                                                                            --------------
             TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
                (COST $4,276,720,318) ....................................                                   5,090,826,156
                                                                                                            --------------
         (s) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
                SECURITIES 0.1%

                                                                                                 SHARES
                                                                                              -----------
             MONEY MARKET FUNDS 0.1%
             Bank of New York Institutional Cash Reserve Fund,
                (t) Series A, 0.01% ......................................    United States     3,842,000        3,842,000
                (b) Series B .............................................    United States        26,656           21,325
                                                                                                            --------------
             TOTAL FROM CASH COLLATERAL RECEIVED FOR LOANED
                SECURITIES (COST $3,868,656) .............................                                       3,863,325
                                                                                                            --------------
             TOTAL INVESTMENTS (COST $4,280,588,974) 99.7% ...............                                   5,094,689,481
             OPTIONS WRITTEN (0.5)% ......................................                                     (23,602,596)
             SECURITIES SOLD SHORT (1.1)% ................................                                     (57,200,100)
             OTHER ASSETS, LESS LIABILITIES 1.9% .........................                                      95,655,292
                                                                                                            --------------
             NET ASSETS 100.0% ...........................................                                  $5,109,542,077
                                                                                                            ==============

                                                                                               CONTRACTS
                                                                                              -----------
         (u) OPTIONS WRITTEN (0.5)%
             CALL OPTIONS (0.5)%
             DIVERSIFIED TELECOMMUNICATION SERVICES (0.1)%
             Koninklijke KPN NV, Jun. 10 EUR Calls, 6/18/10 ..............     Netherlands      1,500,000   $   (3,613,438)
                                                                                                            --------------
             ENERGY EQUIPMENT & SERVICES (0.0)%(a)
             Pride International Inc., Apr. $30 Calls, 4/16/10 ...........   United States          6,500       (2,437,500)
                                                                                                            --------------
             FOOD PRODUCTS (0.1)%
             Danone, Jun. 37.74 EUR Calls, 6/18/10 .......................       France           450,000       (3,415,748)
                                                                                                            --------------
             OIL, GAS & CONSUMABLE FUELS (0.2)%
             Royal Dutch Shell PLC, A, Jun. 19 GBP Calls, 6/18/10 ........   United Kingdom     1,000,000       (3,184,404)
             Total SA, B, Jun. 40 EUR Calls, 6/18/10 .....................       France           290,000       (2,277,932)
             Total SA, B, Jun. 40 EUR Calls, 6/18/10 .....................       France           289,000       (2,303,198)
                                                                                                            --------------
                                                                                                                (7,765,534)
                                                                                                            --------------
             SOFTWARE (0.0)%(a)
             Microsoft Corp., Jan. $26 Calls, 1/16/10 ....................    United States           969         (440,895)
                                                                                                            --------------
             TOBACCO (0.1)%
             British American Tobacco PLC, Mar. 18 GBP Calls, 3/19/10 ....   United Kingdom       640,000       (1,781,417)
             British American Tobacco PLC, Mar. 18 GBP Calls, 3/19/10 ....   United Kingdom       635,000       (1,746,698)
             Imperial Tobacco Group PLC, Mar. 17 GBP Calls, 3/19/10 ......   United Kingdom       680,000       (2,401,366)
                                                                                                            --------------
                                                                                                                (5,929,481)
                                                                                                            --------------


                               28 | Annual Report

Mutual Quest Fund

                                                                                 COUNTRY         SHARES          VALUE
                                                                             --------------   -----------   --------------
             TOTAL OPTIONS WRITTEN
                (PREMIUMS RECEIVED $18,277,235) ..........................                                  $  (23,602,596)
                                                                                                            --------------
         (v) SECURITIES SOLD SHORT (1.1)%
             FOOD PRODUCTS (0.1)%
             Kraft Foods Inc., A .........................................    United States       174,068   $   (4,731,168)
                                                                                                            --------------
             OIL & GAS & CONSUMABLE FUELS (1.0)%
             Exxon Mobil Corp. ...........................................    United States       769,452      (52,468,932)
                                                                                                            --------------
             TOTAL SECURITIES SOLD SHORT (PROCEEDS $57,383,649) ..........                                  $  (57,200,100)
                                                                                                            --------------

(a)  Rounds to less than 0.1% of net assets.

(b)  Non-income producing.

(c)  Contingent   distributions   represent  the  right  to  receive  additional
     distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2009, the aggregate value of these securities was $48,657,051, representing 0.95% of net assets.

(e)  See Note 9 regarding restricted securities.

(f)  See Note 14 regarding other considerations.

(g)  See Note 13 regarding holdings of 5% voting securities.

(h) A portion or all of the security is held in connection with written option contracts open at year end.

(i) A portion or all of the security is on loan at December 31, 2009. See Note 1(f).

(j)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(k)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(l)  The coupon rate shown represents the rate at period end.

(m)  See Note 8 regarding credit risk and defaulted securities.

(n) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At December 31, 2009, the aggregate value of these securities was $39,397,666, representing 0.77% of net assets.

(o)  Income may be received in additional securities and/or cash.

(p)  See Note 10 regarding unfunded loan commitments.

(q)  The security is traded on a discount basis with no stated coupon rate.

(r) Security or a portion of the security has been segregated as collateral for securities sold short and open written option contracts. At December 31, 2009, the aggregate value of these securities and cash pledged amounted to $110,857,827.

(s)  See Note 1(f) regarding securities on loan.

(t)  The rate shown is the annualized seven-day yield at period end.

(u)  See Note 1(d) regarding written options.

(v)  See Note 1(e) regarding securities sold short.

At December 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                        CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY           COUNTERPARTY   TYPE     QUANTITY      AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------           ------------   ----   ----------   -----------   ----------   ------------   ------------
British Pound ..       DBFX       Sell   15,102,124   $24,281,979     1/13/10     $       --     $(109,917)
British Pound ..       SSBT       Sell    2,197,130     3,505,284     1/13/10             --       (43,367)
British Pound ..       BANT       Sell    2,760,000     4,429,524     1/13/10             --       (28,235)
British Pound ..       BANT       Sell   37,240,515    61,898,328     1/13/10      1,750,049            --
British Pound ..       DBFX       Sell   13,839,084    22,622,555     1/13/10        270,632            --
British Pound ..       SSBT       Sell    7,053,977    11,430,523     1/13/10         43,566            --


                               Annual Report | 29

Mutual Quest Fund

                                                                                 SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY      CONTRACT AMOUNT      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   --------------   ---------------   ----------   ------------   ------------
Euro ................       SSBT       Sell      130,091,633    $191,006,344       1/14/10     $ 4,790,821    $       --
Euro ................       BBU        Sell        8,620,000      12,708,936       1/14/10         370,111            --
Euro ................       DBFX       Sell        5,810,000       8,692,229       1/14/10         375,690            --
Euro ................       HSBC       Sell        1,200,000       1,801,224       1/14/10          83,522            --
South Korean Won ....       BANT       Sell   26,397,858,000      22,480,000       1/15/10              --      (146,574)
South Korean Won ....       DBFX       Sell    9,088,337,500       7,850,000       1/15/10          60,052            --
South Korean Won ....       BANT       Sell   39,160,105,000      33,805,000       1/15/10         239,435            --
Australian Dollar ...       BANT       Buy         4,030,000       3,658,806       1/19/10              --       (49,665)
Australian Dollar ...       DBFX       Buy         2,020,000       1,842,674       1/19/10              --       (33,626)
Australian Dollar ...       BANT       Sell          500,000         447,300       1/19/10              --          (484)
Australian Dollar ...       DBFX       Sell       12,000,000      11,088,000       1/19/10         341,177            --
Swedish Krona .......       HAND       Buy        42,793,000       6,014,649       1/19/10              --       (37,102)
Swedish Krona .......       SSBT       Buy         9,459,362       1,328,045       1/19/10              --        (6,712)
Swedish Krona .......       HAND       Sell      104,396,174      15,055,704       1/19/10         473,106            --
Swedish Krona .......       SSBT       Sell       30,536,000       4,466,093       1/19/10         200,667            --
Canadian Dollar .....       DBFX       Sell        2,115,631       1,976,856       1/29/10              --       (35,840)
Canadian Dollar .....       SSBT       Buy           352,950         334,654       1/29/10           1,123            --
Canadian Dollar .....       BANT       Buy         1,762,681       1,661,183       1/29/10          15,736            --
Euro ................       DBFX       Sell       87,200,000     128,654,880       1/29/10       3,838,202            --
Euro ................       SSBT       Sell        1,215,700       1,804,220       1/29/10          64,087            --
British Pound .......       DBFX       Sell       59,760,000      98,742,430       2/10/10       2,238,013            --
British Pound .......       BBU        Sell        4,160,000       6,869,961       2/10/10         152,116            --
British Pound .......       BANT       Sell        1,040,000       1,724,840       2/10/10          45,379            --
Euro ................       DBFX       Sell       51,600,000      77,518,680       2/16/10       3,661,814            --
Euro ................       BBU        Sell       51,600,000      77,554,800       2/16/10       3,697,934            --
Euro ................       BANT       Sell        1,800,000       2,700,180       2/16/10         123,778            --
Euro ................       SSBT       Sell       41,700,000      62,800,200       2/16/10       3,113,546            --
Norwegian Krone .....       HAND       Sell       22,577,763       3,900,000       2/16/10              --       (44,869)
Norwegian Krone .....       DBFX       Sell      328,837,969      58,097,037       2/16/10       1,484,331            --
Norwegian Krone .....       BBU        Sell      268,000,000      47,419,361       2/16/10       1,280,512            --
Norwegian Krone .....       SSBT       Sell      137,113,884      24,260,210       2/16/10         654,700            --
Norwegian Krone .....       HAND       Sell        8,424,554       1,510,000       2/16/10          59,630            --
Norwegian Krone .....       BANT       Sell        8,452,980       1,510,000       2/16/10          54,736            --
Euro ................       DBFX       Sell       66,924,280     100,789,553       2/26/10       5,000,365            --
Euro ................       BANT       Sell        6,400,000       9,652,608       2/26/10         492,243            --
Euro ................       HSBC       Sell        3,200,000       4,839,744       2/26/10         259,562            --
Euro ................       BBU        Sell       55,600,000      83,722,480       2/26/10       4,141,813            --
Euro ................       SSBT       Sell        1,020,749       1,487,466       2/26/10          26,461            --
British Pound .......       BANT       Buy         7,170,000      11,806,192       3/15/10              --      (229,984)
British Pound .......       BANT       Sell       35,000,000      56,315,000       3/15/10              --      (193,682)
British Pound .......       BBU        Sell       34,267,469      55,146,638       3/15/10              --      (179,348)
British Pound .......       DBFX       Buy         5,730,000       9,392,616       3/15/10              --      (141,338)
British Pound .......       SSBT       Buy         4,240,359       6,971,294       3/15/10              --      (125,091)
Euro ................       BBU        Sell       52,902,637      79,406,858       3/15/10       3,689,954            --
Singapore Dollar ....       SSBT       Sell       21,826,293      15,436,724       3/24/10              --       (79,125)
Singapore Dollar ....       BANT       Sell          733,408         520,000       3/24/10              --        (1,364)
Singapore Dollar ....       SSBT       Buy           810,000         576,248       3/24/10              --          (436)
Singapore Dollar ....       SSBT       Buy         2,427,500       1,724,529       3/24/10           3,899            --


                               30 | Annual Report

Mutual Quest Fund

                                                                                 SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY      CONTRACT AMOUNT      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   --------------   ---------------   ----------   ------------   ------------
British Pound .......       DBFX       Sell       62,500,000    $104,375,000       4/12/10     $ 3,483,848    $       --
Japanese Yen ........       HAND       Buy        82,317,690         910,000       4/20/10              --       (24,047)
Japanese Yen ........       DBFX       Buy        45,398,000         500,000       4/20/10              --       (11,399)
Japanese Yen ........       BANT       Buy        83,788,250         910,000       4/20/10              --        (8,219)
Japanese Yen ........       DBFX       Sell    2,031,074,083      22,339,822       4/20/10         480,156            --
Japanese Yen ........       SSBT       Sell      351,473,480       3,844,872       4/20/10          62,098            --
Japanese Yen ........       BANT       Sell       95,318,640       1,080,000       4/20/10          54,122            --
Danish Krone ........       HAND       Buy         1,255,750         250,000       4/23/10              --        (8,757)
Danish Krone ........       SSBT       Buy         3,000,000         577,921       4/23/10              --        (1,590)
Danish Krone ........       SSBT       Sell       38,861,935       7,781,602       4/23/10         315,820            --
Danish Krone ........       HAND       Sell       54,348,562      10,921,558       4/23/10         480,633            --
Danish Krone ........       BANT       Sell        1,730,225         350,000       4/23/10          17,606            --
Danish Krone ........       DBFX       Sell        1,707,514         340,000       4/23/10          11,969            --
Swiss Franc .........       DBFX       Sell       38,500,000      36,235,294       5/10/10              --      (992,566)
Swiss Franc .........       SSBT       Sell       36,617,500      34,479,755       5/10/10              --      (927,807)
Swiss Franc .........       BBU        Sell       22,484,714      21,174,041       5/10/10              --      (567,720)
Swiss Franc .........       BANT       Sell       11,541,505      10,892,734       5/10/10              --      (267,410)
Swiss Franc .........       SSBT       Buy         9,963,230       9,713,685       5/10/10              --       (79,666)
Swiss Franc .........       BANT       Buy         2,093,377       2,026,365       5/10/10              --        (2,159)
Swiss Franc .........       AESX       Sell          538,558         520,000       5/10/10              --          (762)
Swiss Franc .........       SSBT       Buy         4,444,970       4,287,550       5/10/10          26,893            --
Swiss Franc .........       DBFX       Sell        3,836,871       3,770,000       5/10/10          59,910            --
Swiss Franc .........       BBU        Sell        1,758,471       1,720,000       5/10/10          19,633            --
Swiss Franc .........       BANT       Sell        1,194,357       1,180,000       5/10/10          25,108            --
Swiss Franc .........       HSBC       Sell        1,425,510       1,410,000       5/10/10          31,593            --
Swiss Franc .........       SSBT       Sell        1,927,207       1,892,666       5/10/10          29,139            --
British Pound .......       DBFX       Sell       37,500,000      62,688,750       5/12/10       2,164,047            --
                                                                                               -----------   -----------
   Unrealized appreciation (depreciation) .................................................     50,361,337    (4,378,861)
                                                                                               -----------   -----------
      Net unrealized appreciation (depreciation) ..........................................    $45,982,476
                                                                                               ===========

See Abbreviations on page 53.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Mutual Quest Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................................................   $4,198,584,198
      Cost - Non-controlled affiliated issuers (Note 13) ...................................       82,004,776
                                                                                               --------------
      Total cost of investments ............................................................   $4,280,588,974
                                                                                               ==============
      Value - Unaffiliated issuers .........................................................   $5,054,112,778
      Value - Non-controlled affiliated issuers (Note 13) ..................................       40,576,703
                                                                                               --------------
      Total value of investments (includes securities loaned in the amount of $3,529,605) ..    5,094,689,481
   Cash ....................................................................................          276,075
   Foreign currency, at value (cost $39,872,716) ...........................................       39,840,482
   Receivables:
      Investment securities sold ...........................................................       15,124,133
      Capital shares sold ..................................................................        4,597,049
      Dividends and interest ...............................................................        7,115,732
      Due from brokers .....................................................................       49,136,315
   Unrealized appreciation on forward exchange contracts ...................................       50,361,337
   Unrealized appreciation on unfunded loan commitments (Note 10) ..........................            3,991
   Other assets ............................................................................              675
                                                                                               --------------
      Total assets .........................................................................    5,261,145,270
                                                                                               --------------
Liabilities:
   Payables:
      Investment securities purchased ......................................................       50,664,169
       Capital shares redeemed .............................................................        6,465,407
      Affiliates ...........................................................................        4,412,913
   Options written, at value (premiums received $18,277,235) ...............................       23,602,596
   Securities sold short, at value (proceeds $57,383,649) ..................................       57,200,100
   Payable upon return of securities loaned ................................................        3,868,656
   Unrealized depreciation on forward exchange contracts ...................................        4,378,861
   Accrued expenses and other liabilities ..................................................        1,010,491
                                                                                               --------------
         Total liabilities .................................................................      151,603,193
                                                                                               --------------
            Net assets, at value ...........................................................   $5,109,542,077
Net assets consist of:                                                                         ==============
   Paid-in capital .........................................................................   $4,401,317,955
   Distributions in excess of net investment income ........................................      (34,514,828)
   Net unrealized appreciation (depreciation) ..............................................      854,982,645
   Accumulated net realized gain (loss) ....................................................     (112,243,695)
                                                                                               --------------
            Net assets, at value ...........................................................   $5,109,542,077
                                                                                               ==============

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Mutual Quest Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2009

CLASS Z:
   Net assets, at value ........................................................   $3,584,302,310
                                                                                   --------------
   Shares outstanding ..........................................................      207,924,854
                                                                                   --------------
   Net asset value and maximum offering price per share ........................   $        17.24
CLASS A:                                                                           --------------
   Net assets, at value ........................................................   $1,101,462,722
                                                                                   --------------
   Shares outstanding ..........................................................       64,330,452
                                                                                   --------------
   Net asset value per share(a) ................................................   $        17.12
                                                                                   --------------
   Maximum offering price per share (net asset value per share / 94.25%) .......   $        18.16
                                                                                   --------------
CLASS B:
   Net assets, at value ........................................................   $   34,803,415
                                                                                   --------------
   Shares outstanding ..........................................................        2,075,736
                                                                                   --------------
   Net asset value and maximum offering price per share(a) .....................   $        16.77
                                                                                   --------------
CLASS C:
   Net assets, at value ........................................................   $  388,874,583
                                                                                   --------------
   Shares outstanding ..........................................................       22,919,473
                                                                                   --------------
   Net asset value and maximum offering price per share(a) .....................   $        16.97
                                                                                   --------------
CLASS R:
   Net assets, at value ........................................................   $       99,047
                                                                                   --------------
   Shares outstanding ..........................................................            5,801
                                                                                   --------------
   Net asset value and maximum offering price per share ........................   $        17.07
                                                                                   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

Mutual Quest Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2009

Investment income:
   Dividends: (net of foreign taxes of $5,010,436)
      Unaffiliated issuers ...............................................................   $ 81,923,742
      Non-controlled affiliated issuers (Note 13) ........................................      1,341,623
   Interest:
      Unaffiliated issuers ...............................................................     19,083,507
      Adjustment for uncollectible interest (Note 8) .....................................    (15,465,651)
      Non-controlled affiliated issuers (Note 13) ........................................        208,724
   Income from securities loaned .........................................................         99,818
                                                                                             ------------
            Total investment income ......................................................     87,191,763
                                                                                             ------------
Expenses:
   Management fees (Note 3a) .............................................................     27,609,613
   Administrative fees (Note 3b) .........................................................      3,524,487
   Distribution fees: (Note 3c)
      Class A ............................................................................      2,963,083
      Class B ............................................................................        374,301
      Class C ............................................................................      3,546,363
      Class R ............................................................................             93
   Transfer agent fees (Note 3e) .........................................................      4,457,727
   Custodian fees (Note 4) ...............................................................        388,650
   Reports to shareholders ...............................................................        362,505
   Registration and filing fees ..........................................................        178,113
   Professional fees .....................................................................        336,173
   Trustees' fees and expenses ...........................................................        151,933
   Dividends on securities sold short ....................................................      4,208,252
   Other .................................................................................        360,258
                                                                                             ------------
            Total expenses ...............................................................     48,461,551
            Expense reductions (Note 4) ..................................................       (202,391)
                                                                                             ------------
               Net expenses ..............................................................     48,259,160
                                                                                             ------------
                  Net investment income ..................................................     38,932,603
                                                                                             ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ............................................................     77,798,971
         Non-controlled affiliated issuers (Note 13) .....................................     (6,115,574)
      Written options ....................................................................     (3,065,187)
      Foreign currency transactions ......................................................    (97,028,048)
      Securities sold short ..............................................................    (17,209,205)
                                                                                             ------------
               Net realized gain (loss) ..................................................    (45,619,043)
                                                                                             ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ........................................................................    851,907,910
      Translation of other assets and liabilities denominated in foreign currencies ......     29,505,400
                                                                                             ------------
               Net change in unrealized appreciation (depreciation) ......................    881,413,310
                                                                                             ------------
   Net realized and unrealized gain (loss) ...............................................    835,794,267
                                                                                             ------------
   Net increase (decrease) in net assets resulting from operations .......................   $874,726,870
                                                                                             ============

   The accompanying notes are an integral part of these financial statements.


                               34 | Annual Report

Mutual Quest Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  --------------------------------
                                                                                       2009              2008
                                                                                  --------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................................   $   38,932,603   $    98,408,076
      Net realized gain (loss) from investments, written options, securities
         sold short and foreign currency transactions .........................      (45,619,043)      325,690,431
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies ...........................................................      881,413,310    (1,971,227,628)
                                                                                  --------------   ---------------
            Net increase (decrease) in net assets resulting from operations ...      874,726,870    (1,547,129,121)
                                                                                  --------------   ---------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ..............................................................      (68,388,579)      (61,395,078)
         Class A ..............................................................      (18,237,454)      (14,205,288)
         Class B ..............................................................         (334,164)         (308,286)
         Class C ..............................................................       (4,063,244)       (2,613,022)
         Class R ..............................................................           (1,441)               --
      Net realized gains:
         Class Z ..............................................................       (3,388,060)     (269,629,983)
         Class A ..............................................................       (1,046,049)      (76,838,699)
         Class B ..............................................................          (38,374)       (3,820,054)
         Class C ..............................................................         (380,978)      (30,141,995)
         Class R ..............................................................              (10)               --
                                                                                  --------------   ---------------
   Total distributions to shareholders ........................................      (95,878,353)     (458,952,405)
                                                                                  --------------   ---------------
   Capital share transactions: (Note 2)
         Class Z ..............................................................      (34,648,029)       70,935,652
         Class A ..............................................................       52,087,287        (1,449,463)
         Class B ..............................................................      (13,012,623)       (7,916,883)
         Class C ..............................................................       (8,374,024)       (8,518,953)
         Class R ..............................................................           97,402                --
                                                                                  --------------   ---------------
   Total capital share transactions ...........................................       (3,849,987)       53,050,353
                                                                                  --------------   ---------------
   Redemption fees ............................................................               --            15,547
                                                                                  --------------   ---------------
            Net increase (decrease) in net assets .............................      774,998,530    (1,953,015,626)
Net assets:
   Beginning of year ..........................................................    4,334,543,547     6,287,559,173
                                                                                  --------------   ---------------
   End of year ................................................................   $5,109,542,077   $ 4,334,543,547
                                                                                  --------------   ---------------
Distributions in excess of net investment income included in net assets:
   End of year ................................................................   $  (34,514,828)  $    (1,346,885)
                                                                                  ==============   ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 35

Mutual Quest Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Quest Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Effective May 1, 2009, the Fund began offering a new class of shares, Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2009, the Mutual Qualified Fund was renamed the Mutual Quest Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                               36 | Annual Report

Mutual Quest Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.


                               Annual Report | 37

Mutual Quest Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.


                               38 | Annual Report

Mutual Quest Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

The Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest is recorded as an expense to the Fund.

F. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or
ICRF) managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.


                               Annual Report | 39

Mutual Quest Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES LENDING (CONTINUED)

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund's position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                               40 | Annual Report

Mutual Quest Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                         YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------------------
                                               2009(a)                        2008
                                      ---------------------------   ---------------------------
                                         SHARES          AMOUNT        SHARES        AMOUNT
                                      -----------   -------------   -----------   -------------
CLASS Z SHARES:
   Shares sold ....................    13,436,135   $ 207,109,895    11,122,574   $ 209,614,477
   Shares issued in reinvestment of
      distributions ...............     3,994,734      67,853,470    21,179,571     311,672,139
   Shares redeemed ................   (19,981,382)   (309,611,394)  (24,315,473)   (450,350,964)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    (2,550,513)  $ (34,648,029)    7,986,672   $  70,935,652
                                      ===========   =============   ===========   =============
CLASS A SHARES:
   Shares sold ....................    20,676,068   $ 315,814,401    18,274,974   $ 333,446,293
   Shares issued in reinvestment of
      distributions ...............     1,091,213      18,397,218     5,851,226      85,559,773
   Shares redeemed ................   (18,396,309)   (282,124,332)  (22,653,674)   (420,455,529)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........     3,370,972   $  52,087,287     1,472,526   $  (1,449,463)
                                      ===========   =============   ===========   =============


                               Annual Report | 41

Mutual Quest Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------
                                               2009(a)                     2008
                                      -------------------------   ---------------------------
                                        SHARES        AMOUNT        SHARES         AMOUNT
                                      ----------   ------------   ----------   --------------
CLASS B SHARES:
   Shares sold ....................      133,415   $  1,962,402      186,946   $    3,373,974
   Shares issued in reinvestment of
      distributions ...............       20,990        345,760      267,986        3,835,934
   Shares redeemed ................   (1,016,953)   (15,320,785)    (825,352)     (15,126,791)
                                      ----------   ------------   ----------   --------------
   Net increase (decrease) ........     (862,548)  $(13,012,623)    (370,420)  $   (7,916,883)
                                      ==========   ============   ==========   ==============
CLASS C SHARES:
   Shares sold ....................    4,255,443   $ 64,119,026    4,076,156   $   73,178,814
   Shares issued in reinvestment of
      distributions ...............      244,770      4,082,762    2,049,328      29,714,490
   Shares redeemed ................   (5,057,737)   (76,575,812)  (6,127,082)    (111,412,257)
                                      ----------   ------------   ----------   --------------
   Net increase (decrease) ........     (557,524)  $ (8,374,024)      (1,598)  $   (8,518,953)
                                      ==========   ============   ==========   ==============
CLASS R SHARES:
   Shares sold ....................        5,722   $     96,064
   Shares issued in reinvestment of
      distributions ...............           79          1,338
                                      ----------   ------------
   Net increase (decrease) ........        5,801   $     97,402
                                      ==========   ============

(a)  For the period May 1, 2009 (effective date) to December 31, 2009 for Class
     R.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ------------------------------------------------
0.600%                Up to and including $5 billion
0.570%                Over $5 billion, up to and including $7 billion
0.550%                Over $7 billion, up to and including $10 billion
0.540%                In excess of $10 billion


                               42 | Annual Report

Mutual Quest Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Effective December 7, 2009, Franklin Templeton Investment Management Limited, an affiliate of Franklin Mutual, no longer provides subadvisory services to the Fund.

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
0.150%                Up to and including $200 million
0.135%                Over $200 million, up to and including $700 million
0.100%                Over $700 million, up to and including $1.2 billion
0.075%                In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the max- imum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........   0.35%
Class B ...........   1.00%
Class C ...........   1.00%
Class R ...........   0.50%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $719,941
Contingent deferred sales charges retained ......   $ 42,117


                               Annual Report | 43

Mutual Quest Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the year ended December 31, 2009, the Fund paid transfer agent fees of $4,457,727, of which $3,087,406 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES' RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2009, the Fund's projected benefit obligation and benefit payments under the plan were as follows:

(a) Projected benefit obligation at December 31, 2009 ........   $164,992
(b) Increase in projected benefit obligation .................   $ 13,609
    Benefit payments made to retired trustees ................   $  7,002

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the Fund had tax basis capital losses of $47,730,183 expiring in 2017.

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

                                        2009           2008
                                     -----------   ------------
Distributions paid from:
   Ordinary income ...............   $91,050,958   $324,732,262
   Long term capital gain ........     4,827,395    134,220,143
                                     -----------   ------------
                                     $95,878,353   $458,952,405
                                     ===========   ============


                               44 | Annual Report

Mutual Quest Fund

6. INCOME TAXES (CONTINUED)

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..........................................   $4,323,867,184
                                                                 ==============
Unrealized appreciation ......................................   $1,093,796,433
Unrealized depreciation ......................................     (322,974,136)
                                                                 --------------
Net unrealized appreciation (depreciation) ...................   $  770,822,297
                                                                 ==============
Distributable earnings - undistributed ordinary income .......   $    1,219,429
                                                                 ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, accrued pension expense, certain dividends on securities sold short, partnership distributions, recognition of partnership income and certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, tax straddles, certain dividends on securities sold short, partnership distributions, recognition of partnership income, index options and certain corporate action adjustments.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2009, aggregated $2,034,994,918 and $1,122,836,140, respectively. Transactions in options written during the year ended December 31, 2009, were as follows:

                                                 NUMBER OF     PREMIUMS
                                                 CONTRACTS     RECEIVED
                                                ----------   ------------
Options outstanding at December 31, 2008            13,858   $  8,642,578
Options written                                 13,012,490     37,425,854
Options expired                                    (15,166)   (10,432,127)
Options exercised                               (3,709,744)    (8,159,102)
Options closed                                  (3,809,969)    (9,199,968)
                                                ----------   ------------
Options outstanding at December 31, 2009         5,491,469   $ 18,277,235
                                                ==========   ============

                               Annual Report | 45

Mutual Quest Fund

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. For the year ended December 31, 2009, the Fund recorded an adjustment for uncollectible interest of $15,465,651, as noted in the Statement of Operations.

At December 31, 2009, the aggregate value of distressed company securities and securities for which interest has been discontinued was $5,028,881, representing 0.10% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/
SHARES/WARRANTS/
-------------------                                                       ACQUISITION
CONTRACTS             ISSUER                                                  DATES             COST          VALUE
---------             ------                                           ------------------   -----------   ------------
   805,153                AboveNet Inc. ............................   10/02/01 - 9/08/09   $21,247,943   $ 52,367,151
       510                AboveNet Inc., stock grant, grant price
                          $10.475, expiration date 9/09/13 .........    4/17/06 - 9/08/06            --        111,313
       109                AboveNet Inc., stock grant, grant price
                          $30, expiration date 9/07/18 .............         9/08/09                 --         15,277
    16,099                AboveNet Inc., wts., 9/08/10 .............   10/02/01 - 9/07/07     1,681,196      1,609,900
 7,519,799                Cerberus CG Investor I LLC ...............    7/26/07 - 6/17/08     7,494,044      1,579,158
 6,600,000                Cerberus CG Investor I LLC, 12.00%,
                          7/31/14 ..................................         7/26/07          6,600,000      1,386,000
 7,519,799                Cerberus CG Investor II LLC ..............    7/26/07 - 6/17/08     7,494,044      1,579,158
 6,600,000                Cerberus CG Investor II LLC, 12.00%,
                          7/31/14 ..................................         7/26/07          6,600,000      1,386,000
 3,759,899                Cerberus CG Investor III LLC .............    7/26/07 - 6/17/08     3,747,022        789,579


                                46 | Annual Report

Mutual Quest Fund

9. RESTRICTED SECURITIES (CONTINUED)

 PRINCIPAL AMOUNT/
 SHARES/WARRANTS/
 ------------------                                                       ACQUISITION
 CONTRACTS            ISSUER                                                  DATES             COST         VALUE
 ---------            ------                                           ------------------   -----------   ------------
 3,300,000                Cerberus CG Investor III LLC, 12.00%,
                          7/31/14 ..................................         7/26/07        $ 3,300,000   $    693,000
 1,008,199            (a) DecisionOne Corp.                             3/12/99 - 7/18/00       700,978      1,673,610
 1,339,481            (a) DecisionOne Corp., senior secured note,
                          15.00%, 11/30/13 .........................   6/01/09 - 10/15/09     1,339,481      1,339,481
   553,576            (a) DecisionOne Corp., wts., 6/08/17 .........         7/09/07                 --             --
    27,946                Elephant Capital Holdings Ltd. ...........    8/29/03 - 3/10/08     4,321,333             --
 16,133,491               FIM Coinvestor Holdings I, LLC ...........   11/20/06 - 6/02/09            --             --
   659,105                First Chicago Bancorp ....................        11/16/06          9,227,470        689,755
       438                GMAC Inc. ................................        11/13/09         63,065,780      4,830,027
   180,986                IACNA Investor LLC .......................         7/24/08             65,591          1,810
 1,491,021                Imagine Group Holdings Ltd. ..............         8/31/04         15,270,292     16,068,882
 2,363,058                International Automotive Components
                          Group Brazil LLC .........................   4/13/06 - 12/26/08     1,571,561      2,649,980
   307,801                International Automotive Components
                          Group Japan LLC ..........................    9/26/06 - 3/27/07     2,672,054      1,178,867
 8,425,843                International Automotive Components
                          Group LLC ................................   1/12/06 - 10/16/06     8,427,208      5,744,403
 1,560,200            (b) International Automotive Components
                          Group NA LLC, 9.00%, 4/01/17 .............         3/30/07          1,583,603      1,563,681
 5,182,488            (b) International Automotive Components
                          Group NA LLC, A ..........................   3/30/07 - 10/10/07     5,514,368      1,577,290
     4,285                MCII Holdings Inc. .......................         4/17/09          4,933,364             --
    32,450                MCII Holdings Inc., PIK, pfd., A .........   4/17/09 - 10/01/09    32,087,623     15,081,244
   129,974                NCB Warrant Holdings Ltd., A .............   12/16/05 - 3/10/08     1,223,890             --
    97,300                Olympus Re Holdings Ltd. .................        12/19/01          9,409,076        207,833
    92,938                PTV Inc., 10.00%, pfd., A ................   12/07/01 - 3/06/02        58,551         15,381
 3,434,760                Symetra Financial ........................         7/27/04         39,480,000     44,651,880
                                                                                                          ------------
                          TOTAL RESTRICTED SECURITIES
                             (3.11% of Net Assets) .................                                      $158,790,660
                                                                                                          ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $234,285 as of December 31, 2009.

(b) The Fund also invests in unrestricted securities of the issuer, valued at $1,027,725 as of December 31, 2009.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.


                               Annual Report | 47

Mutual Quest Fund

10. UNFUNDED LOAN COMMITMENTS (CONTINUED)

At December 31, 2009, unfunded commitments were as follows:

                                                         UNFUNDED
BORROWER                                                COMMITMENT
--------                                                ----------
Lyondell Chemical Co., DIP Delayed Draw Term Loan,
  FRN, 13.00%, 4/06/10 ..............................    $363,355
                                                         ========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

11. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. Unfunded capital commitments requiring recognition are monitored for impairment and any unrealized deprecation is included in the Statement of Assets and Liabilities and the Statement of Operations. At December 31, 2009, the Fund had aggregate unfunded capital commitments of $2,650,503, for which no depreciation has been recognized.

12. OTHER DERIVATIVE INFORMATION

At December 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                         ASSET DERIVATIVES                        LIABILITY DERIVATIVES
    DERIVATIVE CONTRACTS        -------------------------------------   -----------------------------------------
    NOT ACCOUNTED FOR AS        STATEMENT OF ASSETS AND   FAIR VALUE        STATEMENT OF ASSETS AND   FAIR VALUE
     HEDGING INSTRUMENTS          LIABILITIES LOCATION      AMOUNT           LIABILITIES LOCATION       AMOUNT
-----------------------------   -----------------------   -----------   ---------------------------   -----------
Foreign exchange contracts ..   Unrealized appreciation
                                on forward exchange                     Unrealized depreciation on
                                contracts                 $50,361,337   forward exchange contracts    $ 4,378,861
Equity contracts ............   Value - Unaffiliated
                                issuers                       547,011   Options written, at value      23,602,596


                               48 | Annual Report

Mutual Quest Fund

12. OTHER DERIVATIVE INFORMATION (CONTINUED)

For the year ended December 31, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                            CHANGE IN
                                                                                           UNREALIZED
                                                                                          APPRECIATION
                                                                         REALIZED GAIN    (DEPRECIATION)      AVERAGE
                                                                         (LOSS) FOR THE    FOR THE YEAR       AMOUNT
   DERIVATIVE CONTRACTS                                                    YEAR ENDED          ENDED        OUTSTANDING
NOT ACCOUNTED FOR AS                                                      DECEMBER 31,     DECEMBER 31,     DURING THE
    HEDGING INSTRUMENTS            STATEMENT OF OPERATIONS LOCATIONS          2009             2009           YEAR(a)
-----------------------------   --------------------------------------   --------------   --------------   -------------
Foreign exchange contracts ..   Net realized gain (loss) from foreign
                                currency transactions/Net change in
                                unrealized appreciation (depreciation)
                                on translation of other assets and
                                liabilities denominated in foreign
                                currencies                                $(96,455,624)      $29,341,886   1,439,694,186
Equity contracts ............   Net realized gain (loss) from
                                investments and written options/Net
                                change in unrealized appreciation
                                (depreciation) on investments               (6,845,380)       (9,318,886)      5,009,552

(a) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2009, were as shown below.

                                   NUMBER OF                                 NUMBER OF
                                SHARES/WARRANTS/                          SHARES/WARRANTS/                             REALIZED
                                PRINCIPAL AMOUNT                          PRINCIPAL AMOUNT     VALUE AT                 CAPITAL
NAME OF ISSUER                 HELD AT BEGINNING    GROSS      GROSS       HELD AT END OF       END OF    INVESTMENT     GAIN
NON-CONTROLLED AFFILIATES           OF YEAR       ADDITIONS  REDUCTIONS         YEAR             YEAR       INCOME      (LOSS)
-----------------------------  -----------------  ---------  -----------  ----------------  -----------   ----------  -----------
DecisionOne Corp. ...........      1,008,199             --          --      1,008,199      $ 1,673,610   $       --  $        --
DecisionOne Corp., 12.00%,
   4/15/10 ..................      1,297,728         26,375   1,324,103             --               --       64,815     (343,994)
DecisionOne Corp., senior
   secured note, 15.00%,
   11/30/13 .................             --      1,339,481          --      1,339,481        1,339,481      118,191           --
DecisionOne Corp., Term Loan
   B, 15.00%, 8/29/13 .......        232,502          1,783          --        234,285          234,285       25,718           --
DecisionOne Corp., wts.,
   6/08/17 ..................        553,576             --          --        553,576               --           --           --
Elephant Capital Holdings
   Ltd. .....................         27,946             --          --         27,946               --           --           --
First Chicago Bancorp .......        659,105             --          --        659,105               --(a)        --           --
Imagine Group Holdings
   Ltd. .....................      2,814,856             --   1,323,835      1,491,021       16,068,882           --     (719,621)
Imperial Capital Bancorp
   Inc. .....................        445,796             --     445,796             --               --           --   (5,051,959)
MCII Holdings Inc. ..........             --          4,285          --          4,285               --           --           --
MCII Holdings Inc., PIK,
   pfd., A ..................             --         32,450          --         32,450       15,081,244    1,341,623           --
White River Capital Inc. ....        549,751             --          --        549,751        6,179,201           --           --
                                                                                            -----------   ----------  -----------
   TOTAL AFFILIATED
      SECURITIES (0.79% of
      NET ASSETS) ......................................................................    $40,576,703   $1,550,347  $(6,115,574)
                                                                                            ===========   ==========  ===========

(a)  As of December 31, 2009, no longer an affiliate.


                               Annual Report | 49

Mutual Quest Fund

14. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

15. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

16. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                               50 | Annual Report

Mutual Quest Fund

16. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                 LEVEL 1         LEVEL 2        LEVEL 3           TOTAL
                                             --------------   ------------   ------------    --------------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Airlines ........................   $           --   $     17,786   $         --    $       17,786
         Auto Components .................               --             --     11,164,524(b)     11,164,524
         Chemicals .......................               --             --      3,022,299         3,022,299
         Commercial Banks ................      120,427,608             --        689,755(b)    121,117,363
         Computers & Peripherals .........       90,601,773             --      1,673,610(b)     92,275,383
         Consumer Finance ................        6,179,201             --      8,777,922        14,957,123
         Diversified Telecommunication
            Services .....................      114,306,652      1,625,281             --(b)    115,931,933
         Insurance .......................      245,779,051             --     60,928,595       306,707,646
         Machinery .......................      123,392,302             --     15,081,244(b)    138,473,546
         Media ...........................        9,676,094      2,240,796             --(b)     11,916,890
         Real Estate Management &
            Development ..................       43,312,543             --     44,011,202        87,323,745
         All Other Equity
            Investments(c) ...............    2,951,099,759             --             --(b)  2,951,099,759
      Options Purchased ..................          223,450        323,561             --           547,011
      Corporate Bonds, Notes and
         Senior Floating Rate
            Interests ....................               --    158,881,850      7,979,338       166,861,188
      Corporate Bonds and Notes
         in Reorganization ...............               --             --            200               200
      Companies in Liquidation ...........               --             --             --(b)             --
      Short Term Investments .............    1,068,649,452      4,623,633             --     1,073,273,085
                                             --------------   ------------   ------------    --------------
   Total Investments in Securities .......   $4,773,647,885   $167,712,907   $153,328,689    $5,094,689,481
                                             ==============   ============   ============    ==============
   Forward Exchange Contracts ............   $           --   $ 50,361,337   $         --    $   50,361,337
   Unfunded Loan Commitments .............               --          3,991             --             3,991
LIABILITIES:
   Options Written .......................        2,878,395     20,724,201             --        23,602,596
   Securities Sold Short .................       57,200,100             --             --        57,200,100
   Forward Exchange Contracts ............               --      4,378,861             --         4,378,861

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at December 31, 2009.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.


                               Annual Report | 51

Mutual Quest Fund

16. FAIR VALUE MEASUREMENTS (CONTINUED)

At December 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                        NET CHANGE
                                                             NET CHANGE                                                IN UNREALIZED
                                                                IN                                                     APPRECIATION
                                 BALANCE AT       NET        UNREALIZED        NET        TRANSFER       BALANCE AT   (DEPRECIATION)
                                  BEGINNING    REALIZED     APPRECIATION    PURCHASES    IN (OUT) OF       END OF     ON ASSETS HELD
                                   OF YEAR    GAIN (LOSS)  (DEPRECIATION)    (SALES)       LEVEL 3          YEAR        AT YEAR END
                                ------------ ------------  -------------- ------------  ------------  --------------- --------------
ASSETS
   Investments in Securities:
      Equity Investments:(a)
         Auto Components ...... $  4,503,678 $      3,679   $  6,501,280  $    155,887  $         --  $ 11,164,524(b)  $  6,501,280
         Chemicals ............    3,022,299           --             --            --            --     3,022,299               --
         Commercial Banks .....    4,998,809           --     (5,235,569)      926,515            --       689,755(b)    (5,235,569)
         Computers &
            Peripherals .......           --           --      1,673,610            --            --     1,673,610(b)     1,673,610
         Consumer Finance .....   17,244,325           --     (8,605,670)      139,267            --     8,777,922      (46,240,368)
         Diversified
            Telecommunication
            Services ..........   20,191,643           --     12,050,247            --   (32,241,890)           --(b)            --
         Food Products ........        9,578           --         (1,860)           --        (7,718)           --               --
         Health Care Providers
            & Services ........   18,010,662           --        857,650            --   (18,868,312)           --               --
         Insurance ............   68,930,052     (719,621)     5,556,599   (12,838,435)           --    60,928,595        2,840,752
         Machinery ............           --           --    (21,939,743)   37,020,987            --    15,081,244(b)   (21,939,743)
         Multi-Utilities ......           --      663,291         16,378      (679,669)           --            --               --
         Real Estate Management
            & Development .....   31,986,351           --     12,024,851          --              --    44,011,202       12,024,851
   Corporate Bonds, Notes and
      Senior Floating Rate
      Interests ...............   27,699,967   (9,104,623)    15,952,910   (26,568,916)           --     7,979,338           48,636
   Corporate Bonds and Notes
      in Reorganization .......      710,485  (21,084,384)    25,307,463    (4,933,364)           --           200               --
   Companies in Liquidation ...           --         --               --          --              --            --(b)            --
                                ------------ ------------   ------------  ------------  ------------  ------------     ------------
   Total ...................... $197,307,849 $(30,241,658)  $ 44,158,146  $ (6,777,728) $(51,117,920) $153,328,689     $(50,326,551)
                                ============ ============   ============  ============  ============  ============     ============

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at December 31, 2009.

17. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.


                               52 | Annual Report

Mutual Quest Fund

18. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 18, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

COUNTERPARTY

AESX - Credit Suisse International
BANT - Bank of America N.A.
BBU  - Barclays Bank
DBFX - Deutsche Bank AG
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA
SSBT - State Street Bank and Trust Co.

CURRENCY

EUR  - Euro
GBP  - British Pound
USD  - U.S. Dollar

SELECTED PORTFOLIO

DIP  - Debtor-In-Possession
FRN  - Floating Rate Note
PIK  - Payment-In-Kind


                               Annual Report | 53

Mutual Quest Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF FRANKLIN MUTUAL SERIES FUNDS AND SHAREHOLDERS OF THE MUTUAL QUEST FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Quest Fund (formerly the Mutual Qualified Fund, one of the Funds constituting the Franklin Mutual Series Funds) (the "Fund"), including the statement of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Quest Fund of the Franklin Mutual Series Funds at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                       (ERNST & YOUNG LLP)

Boston, Massachusetts
February 18, 2010


                               54 | Annual Report

Mutual Quest Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $4,827,395 as a long term capital gain dividend for the fiscal year ended December 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates 29.59% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $72,480,038 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $9,788,942 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2009.


                               Annual Report | 55

Mutual Quest Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF
                                                                     PORTFOLIOS IN
                                                                      FUND COMPLEX
NAME, YEAR OF BIRTH                                   LENGTH OF         OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED    BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------               -------------- ------------------ ---------------- ----------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)    Trustee        Since 1987         8                None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.

ANN TORRE BATES (1958)            Trustee        Since 1995         31               SLM Corporation (Sallie Mae) and
c/o Franklin Mutual Advisers, LLC                                                    Allied Capital Corporation (financial
101 John F. Kennedy Parkway                                                          services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

BURTON J. GREENWALD (1929)        Trustee        Since 2002         15               Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC                                                    Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway                                                          Fiduciary International Ireland Limited.
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.

KEITH E. MITCHELL (1954)          Trustee        Since 2009          8               None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Principal, Mitchell Advisers LLC (advisory firm); director of various boards of asset management firms; and FORMERLY, Managing
Director, Putman Lovell NBF.


                               56 | Annual Report

                                                                        NUMBER OF
                                                                     PORTFOLIOS IN
                                                                      FUND COMPLEX
NAME, YEAR OF BIRTH                                   LENGTH OF         OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED    BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------               -------------- ------------------ ---------------- ----------------------------------------------
CHARLES RUBENS II (1930)          Trustee        Since 1998         15               None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

LARRY D. THOMPSON (1945)          Trustee        Since 2009         141              None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JAN HOPKINS TRACHTMAN (1947)      Trustee        Since 2009         8                None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on
Advisory Board of Knight Bagehot Fellowship; and FORMERLY, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-air Reporter, ABC News' World News Tonight and Editor,
CBS Network News.

ROBERT E. WADE (1946)             Trustee and    Trustee            38               El Oro Ltd. (investments).
c/o Franklin Mutual Advisers, LLC Chairman       since 1993 and
101 John F. Kennedy Parkway       of the Board   Chairman of the
Short Hills, NJ 07078-2789                       Board since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF
                                                                     PORTFOLIOS IN
                                                                      FUND COMPLEX
NAME, YEAR OF BIRTH                                   LENGTH OF         OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED    BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------               -------------- ------------------ ---------------- ----------------------------------------------
**GREGORY E. JOHNSON (1961)       Trustee        Since 2007         89               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 57

                                                                        NUMBER OF
                                                                     PORTFOLIOS IN
                                                                      FUND COMPLEX
NAME, YEAR OF BIRTH                                   LENGTH OF         OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED    BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------               -------------- ------------------ ---------------- ----------------------------------------------
**PETER A. LANGERMAN (1955)       Trustee,       Trustee            8                None
c/o Franklin Mutual Advisers, LLC President      since 2007,
101 John F. Kennedy Parkway       and Chief      President and
Short Hills, NJ 07078-2702        Executive      Chief Executive
                                  Officer -      Officer -
                                  Investment     Investment
                                  Management     Management
                                                 since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of
Investment.

PHILIPPE BRUGERE-TRELAT (1949)    Vice President Since 2005         Not Applicable   Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and
FORMERLY, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

JAMES M. DAVIS (1952)             Chief          Chief Compliance   Not Applicable   Not Applicable
One Franklin Parkway              Compliance     Officer since 2004
San Mateo, CA 94403-1906          Officer        and Vice President
                                  and Vice       - AML Compliance
                                  President       since 2006
                                  - AML
                                  Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)         Chief          Since March 2009   Not Applicable   Not Applicable
One Franklin Parkway              Executive
San Mateo, CA 94403-1906          Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).

ALIYA S. GORDON (1973)            Vice President Since March 2009   Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               58 | Annual Report

                                                                        NUMBER OF
                                                                     PORTFOLIOS IN
                                                                      FUND COMPLEX
NAME, YEAR OF BIRTH                                   LENGTH OF         OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED    BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------               -------------- ------------------ ---------------- ----------------------------------------------
DAVID P. GOSS (1947)              Vice President Since 2000         Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)             Secretary and  Secretary since    Not Applicable   Not Applicable
One Franklin Parkway              Vice President 2005 and Vice
San Mateo, CA 94403-1906                         President since
                                                 August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

MATTHEW T. HINKLE (1971)          Treasurer,     Since March 2009   Not Applicable   Not Applicable
One Franklin Parkway              Chief
San Mateo, CA 94403-1906          Financial
                                  Officer and
                                  Chief
                                  Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton
Investments.

ROBERT C. ROSSELOT (1960)         Vice President Since August 2009  Not Applicable   Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)          Vice President Since August 2009  Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 59

                                                                        NUMBER OF
                                                                     PORTFOLIOS IN
                                                                      FUND COMPLEX
NAME, YEAR OF BIRTH                                   LENGTH OF         OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED    BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------               -------------- ------------------ ---------------- ----------------------------------------------
CRAIG S. TYLE (1960)              Vice President Since 2005         Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the parent company of the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               60 | Annual Report

Mutual Quest Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 61

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
Products Trust(10)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(9.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(10.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/10

                         Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL QUEST FUND
(FORMERLY, MUTUAL QUALIFIED FUND)
INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

475 A2009 02/10


DECEMBER 31, 2009

ANNUAL REPORT AND SHAREHOLDER LETTER

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

                                   (GRAPHIC)

                                                                           VALUE

                               MUTUAL BEACON FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

                            Franklin Templeton Investments

                            GAIN FROM OUR PRESPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Mutual Beacon Fund ........................................................    4
Performance Summary .......................................................   11
Your Fund's Expenses ......................................................   16
Financial Highlights and Statement of Investments .........................   18
Financial Statements ......................................................   33
Notes to Financial Statements .............................................   37
Report of Independent Registered Public Accounting Firm ...................   56
Tax Designation ...........................................................   57
Board Members and Officers ................................................   58
Shareholder Information ...................................................   63

Shareholder Letter

Dear Mutual Beacon Fund Shareholder:

During 2009 we celebrated the 60th anniversary of the first fund in the Mutual Series family. Every year has its share of investment surprises, highlights and disappointments, which is what makes the business so fascinating and humbling. While none of us who are currently involved with the Funds were here 60 years ago, we think it's safe to conclude that 2009 was a year like no other in our history.

What made 2009 so remarkable was the extent of the stress imposed on and absorbed by the global economic infrastructure -- and the dramatic global market rebound from its lows. Until they hit bottom in March, world markets plunged to levels not reached in a decade, down a further 24% from year-end 2008 and 60% from the October 2007 peak.(1) The global banking system's survival came into question, home prices continued to drop and economic paralysis spread. As rumors swirled about the demise of the next financial giant, they threatened to become self-fulfilling prophecies.

The equity and credit market rebound was driven not by a single event but a sequence of factors. Initially, the banking system's mere survival was enough to halt the declines and start the market upward. The results of government "stress tests" of major financial institutions were generally positive, enabling many of those institutions to raise capital in the public sector and avoid a worst-case scenario of government takeovers and/or failures of major banks. These capital infusions lowered risk by enabling banks to absorb legacy losses, avoid fire-sale asset liquidations and generate new business at attractive

(1.) As measured by the Morgan Stanley Capital International (MSCI) All Country
     World Index. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1
spreads. Investors began to grasp the "green shoots" of a recovery as aggressively as they had looked for protection in a proverbial bunker a month or two before.

The rally was sustained by signs of stabilization in the U.S. housing market, thawing credit markets and resumption of economic activity. Home price declines slowed due to lower interest rates, a first-time homebuyer tax credit program and prices dipping to levels low enough to lure bargain hunters. Stable home prices helped restore confidence in homeowners and their bank creditors, and businesses began restocking depleted inventories. Although it may have seemed improbable a scant six to nine months ago, by year-end the U.S. economy was expanding at its fastest pace in six years as the recovery gained traction.

The Fund began the year with a relatively high level of cash. One of the first places we began to find new compelling opportunities was in distressed debt, specifically in the senior secured loans of companies that had borrowed considerable capital in the preceding few years when credit markets were awash in liquidity. A number of these positions appreciated dramatically over the year as market spreads declined and capital flowed back into credit. Overall, the market recovery forestalled the widespread supply of distressed securities that many anticipated, but the day of reckoning may yet come for some of the "extend and pretend" debt that is present in today's market.

Given the dramatic nature of the equity market sell-off in 2008, we also found good opportunity throughout the year in undervalued equities. We had mentioned in our letter of a year ago that we thought we would find opportunity in some commodity-oriented companies, and this year some of our best performing stocks were mining companies, paper and forest products companies, and deepwater, offshore petroleum drillers. We also mentioned economically defensive industries with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows, and likewise, they too were some of our best performing companies this year. Looking forward, the normalization of global markets has made restructurings, which rely on the availability of capital and the willingness of investors to look past near-term profit disruptions, feasible again.

We also found very attractive opportunities in merger arbitrage situations this past year, taking positions in large strategic deals such as those occurring in the pharmaceuticals industry. These positions performed as expected, producing a positive return. Merger and acquisition activity increased over the latter part of the year, and we expect it to accelerate further. Large strategic acquirers have access to significant amounts of capital at very reasonable


                        2 | Not part of the annual report
rates, and they are also generally facing significant obstacles to organic growth from still-cautious consumers.

Formidable headwinds remain. The reserve currency status of the U.S. dollar continues to be questioned and the Federal Reserve Board will have to navigate its withdrawal of monetary stimulus without slowing the economic recovery. While the banking sector is no longer on life support, commercial real estate represents a significant overhang and the residential sector remains weak. However, imbalances and temporary upheavals often generate mispriced securities, and that volatility can help us find value for our shareholders. We thank you for your patience and support over the past year and look forward to serving you in the future.

Sincerely,


/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       Not part of the annual report | 3

Annual Report

Mutual Beacon Fund

YOUR FUND's GOALS AND MAIN INVESTMENTS: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Mutual Beacon Fund's annual report for the fiscal year ended December 31, 2009.

PERFORMANCE OVERVIEW

Mutual Beacon Fund -- Class Z delivered a +29.81% cumulative total return for the 12 months ended December 31, 2009. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a +26.46% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy ended 2009 in much better shape than it began. After several quarters of contraction, economic activity expanded in the third and fourth quarters. In the year's second half, corporate profit growth was higher than earlier estimates, which may allow businesses to build inventory following a long period of inventory drawdowns. Economic challenges remain, such as stalled consumer confidence and job prospects for the unemployed as stimulus measures wind down. However, several reports pointed to improving economic conditions.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND's STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                                4 | Annual Report

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/09

                                   (BAR CHART)

U.S.                                        57.7%
U.K.                                        11.3%
Germany                                      4.4%
Switzerland                                  4.3%
Norway                                       2.5%
Denmark                                      1.9%
Japan                                        1.5%
Netherlands                                  1.0%
Spain                                        1.0%
Other                                        2.9%
Short-Term Investments & Other Net Assets   11.5%

Throughout the year, the Federal Open Market Committee kept U.S. monetary policy unchanged, announcing it intends to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it lays the groundwork for an eventual tightening of monetary policy. Late in the period, the labor market improved somewhat as the economy lost fewer jobs than expected and the unemployment rate fell slightly, dropping from a period high of 10.2% in October to 10.0% at period-end.(2)

Globally, equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and confidence was rekindled as investors began to believe the global financial system was finally on the mend. Emerging market economies fueled the global recovery as governments aggressively incentivized lending and consumption, resulting in a dramatic recovery that laid the groundwork for the developing world's equity rally. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the year, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average delivered a total return of +22.68%, while the broader S&P 500 posted a +26.46% total return and the technology-heavy NASDAQ Composite Index returned +45.32%.(3) Global developed and emerging markets, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index, delivered a +35.41% total return.(4)

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to

(2.) Source: Bureau of Labor Statistics.

(3.) Source: (C) 2009 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international common type stocks listed on The NASDAQ Stock Market.

(4.) Source: (C) 2009 Morningstar. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.


                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/09

                                         % OF TOTAL
                                         NET ASSETS
                                         ----------
Tobacco                                     8.3%
Insurance                                   7.4%
Media                                       5.4%
Food Products                               4.9%
Diversified Telecommunication Services      4.6%
Paper & Forest Products                     4.6%
Beverages                                   4.0%
Health Care Providers & Services            4.0%
Food & Staples Retailing                    4.0%
IT Services                                 3.3%

fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

During 2009, Mutual Beacon's best performing investments included software giant Microsoft, U.K.-based communications services provider Virgin Media (VMED), and Domtar, North America's largest producer of copy paper.

In 2009, Microsoft posted significant positive returns as prudent, unexpected cost discipline throughout the company protected earnings during the downturn and helped position the company well for the rebound. Early in 2009,


                               6 | Annual Report

TOP 10 HOLDINGS
12/31/09

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY, COUNTRY               NET ASSETS
------------------------               ----------
News Corp., A                             3.1%
   MEDIA, U.S.
CVS Caremark Corp.                        3.0%
   FOOD & STAPLES RETAILING, U.S.
White Mountains Insurance Group Ltd.      2.7%
   INSURANCE, U.S.
Imperial Tobacco Group PLC                2.4%
   TOBACCO, U.K.
Weyerhaeuser Co.                          2.4%
   PAPER & FOREST PRODUCTS, U.S.
Microsoft Corp.                           2.4%
   SOFTWARE, U.S.
Altria Group Inc.                         2.0%
   TOBACCO, U.S.
Transocean Ltd.                           1.9%
   ENERGY EQUIPMENT & SERVICES, U.S.
British American Tobacco PLC              1.8%
   TOBACCO, U.K.
Nestle SA                                 1.8%
   FOOD PRODUCTS, SWITZERLAND

Microsoft shares fell as the economic slowdown adversely affected information technology budgets and hurt revenue in divisions tied to PC sales. In response, Microsoft laid off employees for the first time in the company's history, protecting earnings while positioning itself to expand margins in the event of economic recovery. As 2009 progressed, the economy stabilized and demand began to return just as Microsoft launched new products, including the well-reviewed Windows 7. Our investment appreciated substantially as the market began to anticipate the resumption of growth and the stabilization of earnings.

VMED is a cable operator providing broadband, telephony and video services to consumers and small businesses. VMED's leveraged balance sheet and operating exposure to reduced consumer spending heightened investor concerns in late 2008 and early 2009. In 2009's second quarter, VMED management took advantage of better credit conditions to refinance $1.6 billion of its near-term maturities. In addition, the company's second quarter 2009 earnings reflected continued improvement in subscriber metrics and earnings growth. The company took advantage of new product introductions and improvements in service to pass along subscriber price increases in May. In the meantime, consolidation among U.K. broadband providers led to a more benign competitive environment while regulatory rulings regarding the wholesale distribution of premium content appeared to favor VMED, potentially improving the video component of its bundled offer. At year-end, we believed VMED management's focus on driving efficiencies while differentiating its product portfolio to attract new customers could continue to bear fruit in 2010.

Domtar shares rebounded strongly since March 2009 as a new CEO focused on improving operations and cash flow by methodically evaluating company operations. In the face of recession-dampened demand, the company closed facilities and reduced output to match supply with demand. As a result, and despite lower sales, Domtar expanded margins via productivity and efficiency initiatives, and it generated strong free cash flow while reducing debt, thereby strengthening its balance sheet. Although 2009 was a challenging year for Domtar, we continued to hold shares at year-end because we believed management's actions positioned the company well for the future.

In addition to those companies cited above, one of the best performing areas of the portfolio was the Fund's investments in distressed securities. At the end of 2008 and the beginning of 2009, as fear was gripping the credit markets and yield spreads were widening to historically high levels, we found compelling opportunities in distressed debt -- specifically of companies that had amassed debt in the preceding few years when credit was widely available. A number of these positions appreciated significantly over 2009 as capital flowed back into credit and yield spreads tightened considerably.


                                Annual Report | 7

Although the Fund performed well in 2009, it had some disappointments. Three investments that declined in value were Eastman Kodak, Exelon and Comcast.

Photographic equipment company Eastman Kodak's stock depreciated as operational losses and revaluation of post-retirement assets and liabilities significantly eroded its book value in 2009's first quarter. Kodak's weak cash flow performance also weighed on its share price, largely due to an unprofitable consumer inkjet business and operating earnings declines among its traditional businesses. In September, to alleviate potential bankruptcy concerns, the company entered into a number of capital markets transactions, including the issuance of expensive, high-coupon debt to Kohlberg Kravis Roberts as well as dilutive warrants.

Shares of Exelon, the largest nuclear plant operator in the U.S., declined as investors became concerned that its unregulated merchant generation assets would be less profitable in the substantially weaker commodity pricing environment that prevailed throughout much of 2009's first half. The company has historically derived a majority of its earnings and cash flow from this merchant business. In addition to its power generation business, the company also owns and operates two regulated utilities, ComEd and PECO. We continued to hold Exelon in the Fund's portfolio at year-end and believed the company's share price reflected unrecognized value within its merchant power and regulated utility businesses.

Comcast is the largest cable systems operator in the U.S., offering video, high speed data and telephony services. While the company continued to post ARPU (average revenue per user) and RGU (revenue generating unit) growth by increasing the number of services purchased per subscriber, the total number of subscribers declined. The overriding question has been: How much of the decline in subscribers can be attributed to the contraction in the housing market, how much to competition from telephony operators, and how much to maturation of the end market? At the same time, rising marketing and programming expenses limited Comcast's operating leverage while management's focus on driving efficiencies and reducing capital expenditures -- a result of slower subscriber growth -- drove free cash flow. Comcast's low leverage and management's continued reluctance to increase shareholder returns reintroduced longstanding investor fears of a potentially dilutive acquisition. In the fourth quarter of 2009, Comcast announced its intention to acquire NBC Universal from General Electric. Although the terms of the transaction appeared attractive to Comcast and its shareholders, and the company increased its shareholder remuneration policy commensurately, the market's immediate reaction was negative.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S.


                               8 | Annual Report
holdings. Since the dollar was weaker compared with most foreign currencies during 2009, our hedging strategy negatively impacted performance.

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.

(PHOTO OF CHRISTIAN CORREA)


/s/ Christian Correa

Christian Correa, CFA
Portfolio Manager


(PHOTO OF MANDANA HORMOZI)


/s/ Mandana Hormozi

Mandana Hormozi
Assistant Portfolio Manager

Mutual Beacon Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 9

CHRISTIAN CORREA has been portfolio manager for Mutual Beacon Fund since 2007. He joined Franklin Templeton Investments in 2003 and serves as Director of Research for Franklin Mutual Advisors. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

MANDANA HORMOZI has been assistant portfolio manager for Mutual Beacon Fund since May 2009. Before that, she was assistant portfolio manager for Mutual Discovery Fund since 2007. She has been an analyst for Franklin Mutual Advisers since 2003, when she joined Franklin Templeton Investments. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.


                               10 | Annual Report

Performance Summary as of 12/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS Z (SYMBOL: BEGRX)                       CHANGE   12/31/09   12/31/08
-----------------------                       ------   --------   --------
Net Asset Value (NAV)                         +$2.42    $11.49      $9.07
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                     $0.2651

CLASS A (SYMBOL: TEBIX)                       CHANGE   12/31/09   12/31/08
-----------------------                       ------   --------   --------
Net Asset Value (NAV)                         +$2.41    $11.40      $8.99
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                     $0.2093

CLASS B (SYMBOL: TEBBX)                       CHANGE   12/31/09   12/31/08
-----------------------                       ------   --------   --------
Net Asset Value (NAV)                         +$2.45    $11.13      $8.68
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                     $0.0237

CLASS C (SYMBOL: TEMEX)                       CHANGE   12/31/09   12/31/08
-----------------------                       ------   --------   --------
Net Asset Value (NAV)                         +$2.45    $11.29      $8.84
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                     $0.0664

CLASS R (SYMBOL: N/A)                         CHANGE   12/31/09   10/30/09
---------------------                         ------   --------   --------
Net Asset Value (NAV)                         +$0.60    $11.38     $10.78
DISTRIBUTIONS (10/31/09-12/31/09)
Dividend Income                     $0.0708


                               Annual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL AND AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS
B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z(1)                                      1-YEAR    5-YEAR    10-YEAR
----------                                     -------   -------   ---------
Cumulative Total Return(2)                      +29.81%    +5.42%    +68.64%
Average Annual Total Return(3)                  +29.81%    +1.06%    + 5.36%
Value of $10,000 Investment(4)                 $12,981   $10,542    $16,864
   Total Annual Operating Expenses(5)   0.84%

CLASS A(1)                                      1-YEAR    5-YEAR    10-YEAR
----------                                     -------   -------   ---------
Cumulative Total Return(2)                      +29.30%    +3.81%    +63.11%
Average Annual Total Return(3)                  +21.85%    -0.44%    + 4.40%
Value of $10,000 Investment(4)                 $12,185   $ 9,783    $15,376
   Total Annual Operating Expenses(5)   1.13%

CLASS B(1)                                      1-YEAR    5-YEAR    10-YEAR
----------                                     -------   -------   ---------
Cumulative Total Return(2)                      +28.51%    +0.42%    +54.84%
Average Annual Total Return(3)                  +24.51%    -0.20%    + 4.47%
Value of $10,000 Investment(4)                 $12,451   $ 9,899    $15,484
  Total Annual Operating Expenses(5)    1.84%

CLASS C(1)                                      1-YEAR    5-YEAR    10-YEAR
----------                                     -------   -------   ---------
Cumulative Total Return(2)                      +28.51%    +0.34%    +52.73%
Average Annual Total Return(3)                  +27.51%    +0.07%    + 4.33%
Value of $10,000 Investment(4)                 $12,751   $10,034    $15,273
  Total Annual Operating Expenses(5)    1.84%

                                                                    INCEPTION
CLASS R                                                            (10/30/09)
----------                                                         ----------
Cumulative Total Return(2)                                             +6.23%
Aggregate Total Return(6)                                              +6.23%
Value of $10,000 Investment(4)                                       $10,623
   Total Annual Operating Expenses(5)   1.34%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.



                               12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (1/1/00-12/31/09)(1)

                               (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

AVERAGE ANNUAL TOTAL RETURN

CLASS Z(1)   12/31/09
----------   --------
1-Year        +29.81%
5-Year         +1.06%
10-Year        +5.36%

CLASS A (1/1/00-12/31/09)(1)

                               (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

AVERAGE ANNUAL TOTAL RETURN

CLASS A(1)   12/31/09
----------   --------
1-Year        +21.85%
5-Year         -0.44%
10-Year        +4.40%


                               Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

CLASS B(1)   12/31/09
----------   --------
1-Year        +24.51%
5-Year         -0.20%
10-Year        +4.47%

CLASS B (1/1/00-12/31/09)(1)

                               (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

AVERAGE ANNUAL TOTAL RETURN

CLASS C(1)   12/31/09
----------   --------
1-Year        +27.51%
5-Year         +0.07%
10-Year        +4.33%

CLASS C (1/1/00-12/31/09)(1)

                               (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)


                               14 | Annual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND's INVESTMENTS IN SMALLER COMPANY STOCKS AND FOREIGN SECURITIES INVOLVE SPECIAL RISKS. SMALLER COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND's PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Aggregate total return represents the change in value of an investment over the period shown. Since Class R shares have existed for less than one year, average annual total returns are not available.

(7.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                               Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 7/1/09     VALUE 12/31/09   PERIOD* 7/1/09-12/31/09
                                           -----------------   --------------   -----------------------
CLASS Z
Actual                                           $1,000          $1,215.00               $ 5.08
Hypothetical (5% return before expenses)         $1,000          $1,020.62               $ 4.63
CLASS A
Actual                                           $1,000          $1,213.40               $ 6.75
Hypothetical (5% return before expenses)         $1,000          $1,019.11               $ 6.16
CLASS B
Actual                                           $1,000          $1,209.80               $10.53
Hypothetical (5% return before expenses)         $1,000          $1,015.68               $ 9.60
CLASS C
Actual                                           $1,000          $1,209.90               $10.64
Hypothetical (5% return before expenses)         $1,000          $1,015.58               $ 9.70
CLASS R
Actual (10/30/09-12/31/09)                       $1,000          $1,062.30               $ 2.43
Hypothetical (5% return before expenses)         $1,000          $1,018.10               $ 7.17

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.91%; A: 1.21%; B: 1.89%; C: 1.91%; and R:
     1.41%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes Z, A, B and C) to reflect the one-half year period. For Actual Class R expenses, the multiplier is 62/365 to reflect the number of days since inception.


                               Annual Report | 17

Mutual Beacon Fund

FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED DECEMBER 31,
CLASS Z                                                  2009            2008           2007           2006           2005
-------                                               ----------      ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year.................   $     9.07      $    15.73     $    16.71     $    15.52     $    15.94
                                                      ----------      ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b)........................         0.08(c)         0.25           0.51           0.26           0.31
   Net realized and unrealized gains (losses)......         2.61           (6.46)            --           2.91           1.16
                                                      ----------      ----------     ----------     ----------     ----------
Total from investment operations...................         2.69           (6.21)          0.51           3.17           1.47
                                                      ----------      ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income...........................        (0.27)          (0.03)         (0.57)         (0.28)         (0.30)
   Net realized gains..............................           --           (0.42)         (0.92)         (1.70)         (1.59)
                                                      ----------      ----------     ----------     ----------     ----------
Total distributions................................        (0.27)          (0.45)         (1.49)         (1.98)         (1.89)
                                                      ----------      ----------     ----------     ----------     ----------
Redemption fees(d).................................           --              --(e)          --(e)          --(e)          --(e)
                                                      ----------      ----------     ----------     ----------     ----------
Net asset value, end of year.......................   $    11.49      $     9.07     $    15.73     $    16.71     $    15.52
                                                      ==========      ==========     ==========     ==========     ==========
Total return.......................................        29.81%         (40.37)%         3.03%         20.98%          9.25%
RATIOS TO AVERAGE NET ASSETS
Expenses before unaffiliated fee
   reimbursement(f, g).............................         1.41%           0.84%          0.82%          0.85%          0.89%
Expenses net of unaffiliated fee
   reimbursement(f, g).............................         1.30%(h)        0.84%          0.82%          0.85%          0.89%
Expenses - excluding dividend expense on
   securities sold short and stock loan fees(f)....         0.86%           0.84%          0.81%          0.82%          0.84%
Net investment income..............................         0.79%(c)        1.90%          2.89%          1.59%          1.91%
SUPPLEMENTAL DATA
Net assets, end of year (000's)....................   $2,833,233      $2,002,361     $3,883,935     $3,925,029     $3,433,665
Portfolio turnover rate............................        54.36%          56.87%         49.84%         40.72%         35.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.06) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.35%. See
     Note 9.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses.

(h) Includes a one-time unaffiliated fee reimbursement associated with stock loan fees. See Note 5.

The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Mutual Beacon Fund

                                                                                 YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------------
CLASS A                                                     2009            2008          2007           2006           2005
-------                                                  ----------      ----------    ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $     8.99      $    15.62    $    16.61     $    15.44     $    15.87
                                                         ----------      ----------    ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ..........................         0.04(c)         0.20          0.45           0.21           0.26
   Net realized and unrealized gains (losses) ........         2.58           (6.38)           --           2.90           1.15
                                                         ----------      ----------    ----------     ----------     ----------
Total from investment operations .....................         2.62           (6.18)         0.45           3.11           1.41
                                                         ----------      ----------    ----------     ----------     ----------
Less distributions from:
   Net investment income .............................        (0.21)          (0.03)        (0.52)         (0.24)         (0.25)
   Net realized gains ................................           --           (0.42)        (0.92)         (1.70)         (1.59)
                                                         ----------      ----------    ----------     ----------     ----------
Total distributions ..................................        (0.21)          (0.45)        (1.44)         (1.94)         (1.84)
                                                         ----------      ----------    ----------     ----------     ----------
Redemption fees(d) ...................................           --              --(e)         --(e)          --(e)          --(e)
                                                         ----------      ----------    ----------     ----------     ----------
Net asset value, end of year .........................   $    11.40      $     8.99    $    15.62     $    16.61     $    15.44
                                                         ==========      ==========    ==========     ==========     ==========
Total return(f) ......................................        29.30%         (40.48)%        2.67%         20.65%          8.89%
RATIOS TO AVERAGE NET ASSETS
Expenses before unaffiliated fee reimbursement(g,h) ..         1.72%           1.13%         1.14%          1.15%          1.22%
Expenses net of unaffiliated fee reimbursement(g,h) ..       1.61%i            1.13%         1.14%          1.15%          1.22%
Expenses - excluding dividend expense on securities
   sold short and stock loan fees(g) .................         1.17%           1.13%         1.13%          1.12%          1.17%
Net investment income ................................         0.48%(c)        1.61%         2.57%          1.29%          1.58%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $1,361,152      $1,659,062    $2,654,731     $2,176,658     $1,633,022
Portfolio turnover rate ..............................        54.36%          56.87%        49.84%         40.72%         35.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.06) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.04%. See
     Note 9.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Includes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses.

(i) Includes a one-time unaffiliated fee reimbursement associated with stock loan fees. See Note 5.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Mutual Beacon Fund

                                                                            YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------
CLASS B                                                    2009          2008        2007         2006         2005
-------                                                  -------       -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $  8.68       $ 15.19     $  16.17     $  15.09     $  15.54
                                                         -------       -------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ...................     (0.02)(c)      0.12         0.32         0.10         0.14
   Net realized and unrealized gains (losses) ........      2.49         (6.19)        0.01         2.80         1.14
                                                         -------       -------     --------     --------     --------
Total from investment operations .....................      2.47         (6.07)        0.33         2.90         1.28
                                                         -------       -------     --------     --------     --------
Less distributions from:
   Net investment income .............................     (0.02)        (0.02)       (0.39)       (0.12)       (0.14)
   Net realized gains ................................        --         (0.42)       (0.92)       (1.70)       (1.59)
                                                         -------       -------     --------     --------     --------
Total distributions ..................................     (0.02)        (0.44)       (1.31)       (1.82)       (1.73)
                                                         -------       -------     --------     --------     --------
Redemption fees(d) ...................................        --            --(e)        --(e)        --(e)        --(e)
                                                         -------       -------     --------     --------     --------
Net asset value, end of year .........................   $ 11.13       $  8.68     $  15.19     $  16.17     $  15.09
                                                         =======       =======     ========     ========     ========
Total return(f) ......................................     28.51%       (40.88)%       1.95%       19.86%        8.17%
RATIOS TO AVERAGE NET ASSETS
Expenses before unaffiliated fee reimbursement(g,h) ..      2.40%         1.84%        1.81%        1.85%        1.89%
Expenses net of unaffiliated fee reimbursement(g,h) ..    2.29%i          1.84%        1.81%        1.85%        1.89%
Expenses - excluding dividend expense on securities
   sold short and stock loan fees(g) .................      1.85%         1.84%        1.80%        1.82%        1.84%
Net investment income (loss) .........................     (0.20)%(c)     0.90%        1.90%        0.59%        0.91%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $58,121       $73,168     $171,628     $199,461     $186,169
Portfolio turnover rate ..............................     54.36%        56.87%       49.84%       40.72%       35.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.06) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.36%. See
     Note 9.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Includes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses.

(i) Includes a one-time unaffiliated fee reimbursement associated with stock loan fees. See Note 5.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Mutual Beacon Fund

                                                                             YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
CLASS C                                                    2009           2008         2007         2006         2005
-------                                                  --------       --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $   8.84       $  15.47     $  16.46     $  15.33     $  15.77
                                                         --------       --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ...................      (0.02)(c)       0.12         0.33         0.10         0.15
   Net realized and unrealized gains (losses) ........       2.54          (6.31)          --         2.85         1.14
                                                         --------       --------     --------     --------     --------
Total from investment operations .....................       2.52          (6.19)        0.33         2.95         1.29
                                                         --------       --------     --------     --------     --------
Less distributions from:
   Net investment income .............................      (0.07)         (0.02)       (0.40)       (0.12)       (0.14)
   Net realized gains ................................         --          (0.42)       (0.92)       (1.70)       (1.59)
                                                         --------       --------     --------     --------     --------
Total distributions ..................................      (0.07)         (0.44)       (1.32)       (1.82)       (1.73)
                                                         --------       --------     --------     --------     --------
Redemption fees(d) ...................................         --             --(e)        --(e)        --(e)        --(e)
                                                         --------       --------     --------     --------     --------
Net asset value, end of year .........................   $  11.29       $   8.84     $  15.47     $  16.46     $  15.33
                                                         ========       ========     ========     ========     ========
Total return(f) ......................................      28.51%        (40.92)%       1.99%       19.84%        8.12%
RATIOS TO AVERAGE NET ASSETS
Expenses before unaffiliated fee reimbursement(g,h) ..       2.41%          1.84%        1.81%        1.85%        1.89%
Expenses net of unaffiliated fee reimbursement(g,h) ..       2.30%(i)       1.84%        1.81%        1.85%        1.89%
Expenses - excluding dividend expense on securities
   sold short and stock loan fees(g) .................       1.86%          1.84%        1.80%        1.82%        1.84%
Net investment income (loss) .........................      (0.21)%(c)      0.90%        1.90%        0.59%        0.91%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $437,340       $417,549     $875,060     $825,234     $697,400
Portfolio turnover rate ..............................      54.36%         56.87%       49.84%       40.72%       35.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.06) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.35%. See
     Note 9.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Includes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses.

(i) Includes a one-time unaffiliated fee reimbursement associated with stock loan fees. See Note 5.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Mutual Beacon Fund

                                                                    PERIOD ENDED
                                                                    DECEMBER 31,
CLASS R                                                                2009(a)
-------                                                             ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................    $10.78
                                                                     ------
Income from investment operations(b):
   Net investment income(c) .....................................      0.01
   Net realized and unrealized gains (losses) ...................      0.66
                                                                     ------
Total from investment operations ................................      0.67
                                                                     ------
Less distributions from net investment income ...................     (0.07)
                                                                     ------
Net asset value, end of period ..................................    $11.38
                                                                     ======
Total return(d) .................................................      6.23%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before unaffiliated fee reimbursement(f, g) ............      1.91%
Expenses net of unaffiliated fee reimbursement(f, g) ............      1.80%(h)
Expenses - excluding dividend expense on securities sold short
   and stock loan fees(f) .......................................      1.36%
Net investment income ...........................................      0.29%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................    $   34
Portfolio turnover rate .........................................     54.36%

(a)  For the period October 30, 2009 (effective date) to December 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses.

(h) Includes a one-time unaffiliated fee reimbursement associated with stock loan fees. See Note 5.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2009

                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY          CONTRACTS           VALUE
                                                                                 --------------   ----------------   --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS 83.4%
             AIRLINES 0.0%(a)
(b, c)       Northwest Airlines Corp., Contingent Distribution ...............    United States         35,952,000   $       22,650
                                                                                                                     --------------
             AUTO COMPONENTS 0.3%
(b, c, d)    Collins & Aikman Products Co., Contingent Distribution ..........    United States          1,506,491           15,065
(b, c, d)    Dana Holding Corp., Contingent Distribution .....................    United States         16,890,000               --
(c, e)       IACNA Investor LLC ..............................................    United States            225,943            2,260
(c, e, f)    International Automotive Components Group Brazil LLC ............       Brazil              2,846,329        3,191,930
(c, e, f)    International Automotive Components Group Japan LLC .............        Japan                378,194        1,448,469
(c, e, f)    International Automotive Components Group LLC ...................     Luxembourg           10,149,082        6,919,238
(c, e, f)    International Automotive Components Group NA LLC, A .............    United States          6,469,827        1,969,092
                                                                                                                     --------------
                                                                                                                         13,546,054
                                                                                                                     --------------
             AUTOMOBILES 0.6%
             Daimler AG ......................................................       Germany               492,180       26,191,824
                                                                                                                     --------------
             BEVERAGES 4.0%
             Brown-Forman Corp., A ...........................................    United States            308,260       17,370,451
             Brown-Forman Corp., B ...........................................    United States            614,147       32,899,855
             Carlsberg AS, A .................................................       Denmark                74,900        5,640,896
             Carlsberg AS, B .................................................       Denmark               577,744       42,677,714
             Dr. Pepper Snapple Group Inc. ...................................    United States          1,390,350       39,346,905
             Pepsi Bottling Group Inc. .......................................    United States          1,058,200       39,682,500
             PepsiAmericas Inc. ..............................................    United States            394,000       11,528,440
                                                                                                                     --------------
                                                                                                                        189,146,761
                                                                                                                     --------------
             CAPITAL MARKETS 1.4%
             Deutsche Bank AG (EUR Traded) ...................................       Germany               316,460       22,459,576
             Deutsche Bank AG (USD Traded) ...................................       Germany                18,600        1,318,926
             Morgan Stanley ..................................................    United States            444,660       13,161,936
(c)          UBS AG (CHF Traded) .............................................     Switzerland           1,371,679       21,267,882
(c)          UBS AG (USD Traded) .............................................     Switzerland             424,360        6,581,823
                                                                                                                     --------------
                                                                                                                         64,790,143
                                                                                                                     --------------
             CHEMICALS 0.1%
(b, c, d)    Dow Corning Corp., Contingent Distribution ......................    United States         23,723,548        3,149,637
                                                                                                                     --------------
             COMMERCIAL BANKS 1.8%
             Barclays PLC ....................................................   United Kingdom          5,537,310       24,663,466
(c, e, g)    FE Capital Holdings Ltd. ........................................        Japan                 35,242               --
(c, e, g)    First Chicago Bancorp ...........................................    United States          6,853,043        7,171,730
(c)          Intesa Sanpaolo SpA .............................................        Italy              7,552,024       34,052,588
             Intesa Sanpaolo SpA, di Risp ....................................        Italy              1,633,348        5,482,742
(c, e)       NCB Warrant Holdings Ltd., A ....................................        Japan                163,895               --
             Wells Fargo & Co. ...............................................    United States            457,900       12,358,721
                                                                                                                     --------------
                                                                                                                         83,729,247
                                                                                                                     --------------
             COMMERCIAL SERVICES & SUPPLIES 0.0%(a)
(c)          Comdisco Holding Co. Inc. .......................................    United States              1,223           12,230
(b, c, d)    Comdisco Holding Co. Inc., Contingent Distribution ..............    United States         49,575,000               --
                                                                                                                     --------------
                                                                                                                             12,230
                                                                                                                     --------------


                               Annual Report | 23

Mutual Beacon Fund

                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY          CONTRACTS           VALUE
                                                                                 --------------   ----------------   --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             COMMUNICATIONS EQUIPMENT 0.1%
             Tandberg ASA ....................................................       Norway                182,612   $    5,198,223
                                                                                                                     --------------
             COMPUTERS & PERIPHERALS 1.6%
(c, e, g)    DecisionOne Corp. ...............................................    United States          1,142,353        1,896,306
(c, e, g)    DecisionOne Corp., wts., 6/08/17 ................................    United States            627,237               --
(c)          Dell Inc. .......................................................    United States          3,394,840       48,749,902
(c)          Sun Microsystems Inc. ...........................................    United States          2,695,710       25,258,803
                                                                                                                     --------------
                                                                                                                         75,905,011
                                                                                                                     --------------
             CONSTRUCTION & ENGINEERING 0.5%
(c)          Boart Longyear Group ............................................      Australia           77,868,544       24,805,744
                                                                                                                     --------------
             CONSUMER FINANCE 1.2%
(c, e)       Cerberus CG Investor I LLC ......................................    United States         20,610,629        4,328,232
(c, e)       Cerberus CG Investor II LLC .....................................    United States         20,610,629        4,328,232
(c, e)       Cerberus CG Investor III LLC ....................................    United States         10,305,315        2,164,116
(c, e)       GMAC Inc. .......................................................    United States              3,939       43,419,983
                                                                                                                     --------------
                                                                                                                         54,240,563
                                                                                                                     --------------
             DIVERSIFIED CONSUMER SERVICES 0.4%
             Hillenbrand Inc. ................................................    United States            889,128       16,751,172
                                                                                                                     --------------
             DIVERSIFIED FINANCIAL SERVICES 1.3%
             Bank of America Corp. ...........................................    United States            981,200       14,776,872
(c)          CIT Group Inc. ..................................................    United States            411,483       11,361,046
             Deutsche Boerse AG ..............................................       Germany               407,001       33,790,893
(b, c, d)    Marconi Corp., Contingent Distribution ..........................   United Kingdom         42,651,300               --
                                                                                                                     --------------
                                                                                                                         59,928,811
                                                                                                                     --------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 4.6%
(c, e)       AboveNet Inc. ...................................................    United States            969,572       63,060,963
(c, e)       AboveNet Inc., stock grant, grant price $10.475,
                expiration date 9/09/13 ......................................    United States                613          133,793
(c, e)       AboveNet Inc., stock grant, grant price $30,
                expiration date 9/07/18 ......................................    United States                132           18,501
(c, e)       AboveNet Inc., wts., 9/08/10 ....................................    United States             19,829        1,982,900
             Cable & Wireless PLC ............................................   United Kingdom         26,179,462       59,792,937
(b, c, d)    Global Crossing Holdings Ltd., Contingent
             Distribution ....................................................    United States         60,632,757               --
             Koninklijke KPN NV ..............................................     Netherlands           2,739,125       46,423,701
             Telefonica SA ...................................................        Spain              1,615,156       45,130,536
                                                                                                                     --------------
                                                                                                                        216,543,331
                                                                                                                     --------------
             ELECTRIC UTILITIES 2.8%
(b, c, d)    Calpine Corp., Contingent Distribution ..........................    United States          5,869,000               --
             E.ON AG .........................................................       Germany             1,698,600       70,779,833
             Exelon Corp. ....................................................    United States            862,723       42,161,273
             Prime Infrastructure Group ......................................      Australia            4,353,435       16,134,071
                                                                                                                     --------------
                                                                                                                        129,075,177
                                                                                                                     --------------
             ENERGY EQUIPMENT & SERVICES 3.2%
(c)          Exterran Holding Inc. ...........................................    United States          2,848,874       61,108,347
(c)          Transocean Ltd. .................................................    United States          1,093,175       90,514,890
                                                                                                                     --------------
                                                                                                                        151,623,237
                                                                                                                     --------------


                               24 | Annual Report

Mutual Beacon Fund

                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY          CONTRACTS           VALUE
                                                                                 --------------   ----------------   --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             FOOD & STAPLES RETAILING 4.0%
             CVS Caremark Corp. ..............................................    United States          4,370,574   $  140,776,189
             Kroger Co. ......................................................    United States          1,715,051       35,209,997
             SUPERVALU Inc. ..................................................    United States            991,114       12,597,059
                                                                                                                     --------------
                                                                                                                        188,583,245
                                                                                                                     --------------
             FOOD PRODUCTS 4.9%
             Cadbury PLC .....................................................   United Kingdom          5,323,667       68,448,464
(h)          Danone ..........................................................       France                200,000       12,261,801
(g)          Farmer Brothers Co. .............................................    United States          1,033,896       20,409,107
(c)          Marine Harvest ..................................................       Norway             59,951,375       43,760,656
             Nestle SA .......................................................     Switzerland           1,752,350       84,980,892
                                                                                                                     --------------
                                                                                                                        229,860,920
                                                                                                                     --------------
             HEALTH CARE PROVIDERS & SERVICES 4.0%
(c)          Community Health Systems Inc. ...................................    United States          1,761,580       62,712,248
(c)          Kindred Healthcare Inc. .........................................    United States            826,139       15,250,526
(c)          Tenet Healthcare Corp. ..........................................    United States          9,752,777       52,567,468
             UnitedHealth Group Inc. .........................................    United States          1,910,960       58,246,061
                                                                                                                     --------------
                                                                                                                        188,776,303
                                                                                                                     --------------
             HOTELS, RESTAURANTS & LEISURE 0.2%
             Thomas Cook Group PLC ...........................................   United Kingdom          2,255,075        8,432,411
                                                                                                                     --------------
             HOUSEHOLD DURABLES 0.0%(a)
             Black & Decker Corp. ............................................    United States              7,200          466,776
                                                                                                                     --------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.3%
             NRG Energy Inc. .................................................    United States            607,500       14,343,075
                                                                                                                     --------------
             INDUSTRIAL CONGLOMERATES 2.5%
             Orkla ASA .......................................................       Norway              6,838,032       67,066,131
             Siemens AG ......................................................       Germany               562,130       51,796,030
                                                                                                                     --------------
                                                                                                                        118,862,161
                                                                                                                     --------------
             INSURANCE 7.4%
             ACE Ltd. ........................................................    United States            869,890       43,842,456
(c)          Alleghany Corp. .................................................    United States            176,463       48,703,788
(c)          Berkshire Hathaway Inc., A ......................................    United States                451       44,739,200
(b, c, d)    Fortis, Contingent Distribution .................................       Belgium             2,978,030               --
(c, e)       Olympus Re Holdings Ltd. ........................................    United States            106,700          227,911
(c, e)       Symetra Financial ...............................................    United States          4,450,920       57,861,960
             White Mountains Insurance Group Ltd. ............................    United States            383,121      127,449,032
             Zurich Financial Services AG                                          Switzerland             114,650       25,086,437
                                                                                                                     --------------
                                                                                                                        347,910,784
                                                                                                                     --------------
             IT SERVICES 3.3%
(c)          Affiliated Computer Services Inc., A ............................    United States            680,440       40,615,463
(c)          Alliance Data Systems Corp. .....................................    United States          1,003,710       64,829,629
(c)          DST Systems Inc. ................................................    United States          1,110,969       48,382,700
                                                                                                                     --------------
                                                                                                                        153,827,792
                                                                                                                     --------------


                               Annual Report | 25

Mutual Beacon Fund

                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY          CONTRACTS           VALUE
                                                                                 --------------   ----------------   --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             LEISURE EQUIPMENT & PRODUCTS 1.4%
(c)          Eastman Kodak Co. ...............................................    United States          4,062,175   $   17,142,379
             Mattel Inc. .....................................................    United States          2,383,442       47,621,171
                                                                                                                     --------------
                                                                                                                         64,763,550
                                                                                                                     --------------
             MACHINERY 0.0%
(c, e, f, g) MCII Holdings Inc. ..............................................    United States              5,548               --
                                                                                                                     --------------
             MARINE 0.8%
             A P Moller - Maersk AS ..........................................       Denmark                 5,590       39,357,488
                                                                                                                     --------------
             MEDIA 5.4%
(c)          Adelphia Recovery Trust .........................................    United States         48,268,724        1,544,599
(b, c)       Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
                Contingent Distribution ......................................    United States          6,161,087        1,278,426
(b, c, d)    Century Communications Corp., Contingent Distribution ...........    United States         16,986,000               --
                News Corp., A ................................................    United States         10,660,157      145,937,549
             Time Warner Cable Inc. ..........................................    United States          1,398,966       57,903,203
(c, d)       TVMAX Holdings Inc. .............................................    United States            133,855               --
             Virgin Media Inc. ...............................................   United Kingdom          2,822,847       47,508,515
                                                                                                                     --------------
                                                                                                                        254,172,292
                                                                                                                     --------------
             METALS & MINING 0.1%
(c, e, g)    PMG LLC .........................................................    United States             29,737        4,520,031
                                                                                                                     --------------
             OFFICE ELECTRONICS 0.7%
             Xerox Corp. .....................................................    United States          4,116,850       34,828,551
                                                                                                                     --------------
             OIL, GAS & CONSUMABLE FUELS 1.1%
             Noble Energy Inc. ...............................................    United States            239,190       17,035,112
             XTO Energy Inc. .................................................    United States            744,150       34,625,299
                                                                                                                     --------------
                                                                                                                         51,660,411
                                                                                                                     --------------
             PAPER & FOREST PRODUCTS 4.6%
(c)          Domtar Corp. ....................................................    United States          1,063,627       58,935,572
             MeadWestvaco Corp. ..............................................    United States          1,560,233       44,669,471
             Weyerhaeuser Co. ................................................    United States          2,583,085      111,434,287
                                                                                                                     --------------
                                                                                                                        215,039,330
                                                                                                                     --------------
             PHARMACEUTICALS 1.4%
             Novartis AG .....................................................     Switzerland           1,185,468       64,704,576
                                                                                                                     --------------
             REAL ESTATE INVESTMENT TRUSTS (REITS) 0.2%
(c)          Alexander's Inc. ................................................    United States             38,800       11,811,496
                                                                                                                     --------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT 1.6%
(c, d)       Canary Wharf Group PLC ..........................................   United Kingdom         10,069,634       53,407,189
(c)          The St. Joe Co. .................................................    United States            726,998       21,002,972
                                                                                                                     --------------
                                                                                                                         74,410,161
                                                                                                                     --------------
             ROAD & RAIL 0.6%
             Burlington Northern Santa Fe Corp. ..............................    United States            279,810       27,594,862
                                                                                                                     --------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.3%
(c)          LSI Corp. .......................................................    United States         10,548,673       63,397,525
                                                                                                                     --------------


                               26 | Annual Report

Mutual Beacon Fund

                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY          CONTRACTS           VALUE
                                                                                 --------------   ----------------   --------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             SOFTWARE 2.9%
(h)          Microsoft Corp. .................................................    United States          3,639,960   $  110,982,381
             Nintendo Co. Ltd. ...............................................        Japan                108,030       25,607,455
                                                                                                                     --------------
                                                                                                                        136,589,836
                                                                                                                     --------------
             THRIFTS & MORTGAGE FINANCE 0.3%
             Washington Federal Inc. .........................................    United States            649,600       12,563,264
                                                                                                                     --------------
             TOBACCO 8.3%
             Altria Group Inc. ...............................................    United States          4,717,888       92,612,141
             British American Tobacco PLC ....................................   United Kingdom          2,620,106       85,340,827
             Imperial Tobacco Group PLC ......................................   United Kingdom          3,583,024      113,260,976
             Japan Tobacco Inc. ..............................................        Japan                 12,406       41,762,508
             KT&G Corp. ......................................................     South Korea              69,985        3,865,132
             Lorillard Inc. ..................................................    United States            652,700       52,366,121
                                                                                                                     --------------
                                                                                                                        389,207,705
                                                                                                                     --------------
             TRANSPORTATION INFRASTRUCTURE 0.7%
             Groupe Eurotunnel SA ............................................       France              3,368,041       31,530,534
                                                                                                                     --------------
             WIRELESS TELECOMMUNICATION SERVICES 1.5%
             Vodafone Group PLC ..............................................   United Kingdom         30,822,607       71,468,114
                                                                                                                     --------------
             TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
                (COST $3,606,806,710) ........................................                                        3,913,343,008
                                                                                                                     --------------
             PREFERRED STOCKS 1.0%
             DIVERSIFIED FINANCIAL SERVICES 0.6%
(c)          Bank of America Corp., pfd. .....................................    United States          1,769,600       26,402,432
                                                                                                                     --------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(a)
(c, e)       PTV Inc., 10.00%, pfd., A .......................................   United Kingdom            114,246           18,908
                                                                                                                     --------------
             MACHINERY 0.4%
(e, f, g, m) MCII Holdings Inc., PIK, pfd., A ................................    United States             42,009       19,524,292
                                                                                                                     --------------
             TOTAL PREFERRED STOCKS (COST $68,169,563) .......................                                           45,945,632
                                                                                                                     --------------

                                                                                                      PRINCIPAL
                                                                                                      AMOUNT(i)
                                                                                                  ----------------
             CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE
             INTERESTS 4.9%
             American General Finance Corp., senior note, J, 6.90%,
                12/15/17 .....................................................    United States          5,615,000        3,904,143
(e, j)       Cerberus CG Investor I LLC, 12.00%, 7/31/14 .....................    United States         18,089,600        3,798,816
(e, j)       Cerberus CG Investor II LLC, 12.00%, 7/31/14 ....................    United States         18,089,600        3,798,816
(e, j)       Cerberus CG Investor III LLC, 12.00%, 7/31/14 ...................    United States          9,044,800        1,899,408
(k)          Charter Communications Operating LLC, FRN,
                Incremental Term Loan, 7.25%, 3/06/14 ........................    United States          5,098,336        5,209,225
                Term Loan B, 2.26%, 3/06/14 ..................................    United States         29,590,640       27,802,862


                               Annual Report | 27

Mutual Beacon Fund

                                                                                                      PRINCIPAL
                                                                                     COUNTRY          AMOUNT(i)           VALUE
                                                                                 --------------   ----------------   --------------
             CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE
             INTERESTS (CONTINUED)
             CIT Group Inc.,
(k)          New Term Loan Tranche 1B, FRN, 13.00%, 1/20/12 ..................    United States          6,998,000   $    7,271,363
                senior secured sub. bond, 7.00%, 5/01/13 .....................    United States          2,092,190        1,966,659
                senior secured sub. bond, 7.00%, 5/01/14 .....................    United States          3,138,288        2,922,531
                senior secured sub. bond, 7.00%, 5/01/15 .....................    United States          3,138,288        2,824,459
                senior secured sub. bond, 7.00%, 5/01/16 .....................    United States          5,230,481        4,628,976
                senior secured sub. bond, 7.00%, 5/01/17 .....................    United States          7,322,674        6,389,033
(k)             Term Loan Tranche 2A, FRN, 9.50%, 1/20/12 ....................    United States         14,857,000       15,265,568
(g)          DecisionOne Corp.,
(e)             senior secured note, 15.00%, 11/30/13 ........................    United States          1,517,715        1,517,715
(d)             Term Loan B, 15.00%, 8/29/13 .................................    United States            265,459          265,459
(k)          First Data Corp., Term Loan, FRN,
                B-1, 2.982%, 9/24/14 .........................................    United States         27,734,780       24,683,954
                B-2, 2.999%, 9/24/14 .........................................    United States          6,838,748        6,101,873
                B-3, 2.999%, 9/24/14 .........................................    United States          1,712,205        1,521,722
(l)          Indianapolis Downs LLC, 144A,
                senior secured note, 11.00%, 11/01/12 ........................    United States          6,400,000        4,192,000
(m)             senior secured sub. note, PIK, 15.50%, 11/01/13 ..............    United States         29,127,040        9,793,967
(d, f, k)    International Automotive Components Group NA Inc., Revolver,
                FRN, 6.25%, 1/18/14 ..........................................    United States          1,283,013        1,283,013
(e, f, j)    International Automotive Components Group NA LLC, 9.00%,
                4/01/17 ......................................................    United States          1,947,800        1,952,145
             Realogy Corp.,
(k, n)          Delayed Draw Term B Loan, FRN, 3.287%, 10/10/13 ..............    United States         18,262,183       16,283,786
(k, n)          Initial Term Loan B, FRN, 3.287%, 10/10/13 ...................    United States         27,154,821       24,213,058
                Second Lien Tranche A Term Loan, 13.50%, 10/15/17 ............    United States          1,639,000        1,738,705
(k, n)          Synthetic Letter of Credit, FRN, 0.094%, 10/10/13 ............    United States          7,310,872        6,518,863
(k)          Texas Competitive Electric Holdings Co. LLC, FRN,
(n)             Delayed Draw Term Loan, 3.735%, 10/10/14 .....................    United States         18,354,124       14,784,247
                Initial Tranche B-1 Term Loan, 3.775%, 10/10/14 ..............    United States         21,778,502       17,749,480
                Tranche B-2 Term Loan, 3.735%, 10/10/14 ......................    United States          3,398,935        2,776,505
                Tranche B-3 Term Loan, 3.735%, 10/10/14 ......................    United States          5,107,008        4,134,123
(d, m)       TVMAX Holdings Inc., PIK,
                11.50%, 3/31/10 ..............................................    United States            821,750          182,451
                14.00%, 3/31/10 ..............................................    United States          1,138,041          225,964
                                                                                                                     --------------
             TOTAL CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE INTERESTS
                (COST $261,237,414) ..........................................                                          227,600,889
                                                                                                                     --------------
             CORPORATE BONDS AND NOTES IN REORGANIZATION
                (COST $1,504) 0.0%(a)
(d, j)       Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .........    United States             50,000              250
                                                                                                                     --------------

                                                                                                       SHARES
                                                                                                  ----------------
             COMPANIES IN LIQUIDATION 0.0%
(c, e, f, g) CB FIM Coinvestors LLC ..........................................    United States         15,831,950               --
(c, e)       FIM Coinvestor Holdings I, LLC ..................................    United States         19,805,560               --
                                                                                                                     --------------
             TOTAL COMPANIES IN LIQUIDATION (COST $--) .......................                                                   --
                                                                                                                     --------------


                               28 | Annual Report

Mutual Beacon Fund

                                                                                                      PRINCIPAL
                                                                                     COUNTRY          AMOUNT(i)           VALUE
                                                                                 --------------   ----------------   --------------
             TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
                (COST $3,936,215,191) ........................................                                       $4,186,889,779
                                                                                                                     --------------
             SHORT TERM INVESTMENTS 10.3%
             SENIOR FLOATING RATE INTERESTS (COST $637,167) 0.0%(a)
(k, o)       Lyondell Chemical Co., DIP Delayed Draw Term Loan, FRN, 13.00%,
                4/06/10 ......................................................    United States            641,032          670,359
                                                                                                                     --------------
             U.S. GOVERNMENT AND AGENCY SECURITIES 10.3%
(p)          FHLB, 1/04/10 ...................................................    United States          4,200,000        4,200,000
(p, q)       U.S. Treasury Bills,
                5/06/10 ......................................................    United States         50,000,000       49,982,700
                1/07/10 - 6/10/10 ............................................    United States        430,000,000      429,925,905
                                                                                                                     --------------
             TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
                (COST $484,026,010) ..........................................                                          484,108,605
                                                                                                                     --------------
             TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
                (COST $4,420,878,368) ........................................                                        4,671,668,743
                                                                                                                     --------------

                                                                                                       SHARES
                                                                                                  ----------------
             MONEY MARKET FUNDS (COST $64,179) 0.0%(a)
(c)          Bank of New York Institutional Cash Reserve Fund, Series B ......    United States             64,179           51,343
                                                                                                                     --------------
             TOTAL INVESTMENTS (COST $4,420,942,547) 99.6% ...................                                        4,671,720,086
             OPTIONS WRITTEN (0.0)%(a) .......................................                                           (1,349,835)
             SECURITIES SOLD SHORT (0.8)% ....................................                                          (36,021,163)
             OTHER ASSETS, LESS LIABILITIES 1.2% .............................                                           55,530,342
                                                                                                                     --------------
             NET ASSETS 100.0% ...............................................                                       $4,689,879,430
                                                                                                                     ==============

                                                                                                      CONTRACTS
                                                                                                  ----------------
(r)          OPTIONS WRITTEN (0.0)%(a)
             CALL OPTIONS (0.0)%(a)
             FOOD PRODUCTS (0.0)%(a)
             Danone, Jun. 41.52 EUR Calls, 6/18/10 ...........................       France                200,000   $     (932,847)
                                                                                                                     --------------
             SOFTWARE (0.0)%(a)
             Microsoft Corp., Jan. $30 Calls, 1/16/10 ........................    United States              5,346         (416,988)
                                                                                                                     --------------
             TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $1,476,446) ............                                       $   (1,349,835)
                                                                                                                     --------------

                                                                                                       SHARES
                                                                                                  ----------------
(s)          SECURITIES SOLD SHORT (PROCEEDS $36,492,477) (0.8)%
             OIL, GAS & CONSUMABLE FUELS (0.8)%
             Exxon Mobil Corp. ...............................................    United States            528,247   $  (36,021,163)
                                                                                                                     --------------


                               Annual Report | 29

Mutual Beacon Fund

(a)  Rounds to less than 0.1% of net assets.

(b) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c)  Non-income producing.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2009, the aggregate value of these securities was $58,529,028, representing 1.25% of net assets.

(e)  See Note 10 regarding restricted securities.

(f)  See Note 15 regarding other considerations.

(g)  See Note 14 regarding holdings of 5% voting securities.

(h) A portion or all of the security is held in connection with written option contracts open at period end.

(i)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(j)  See Note 9 regarding credit risk and defaulted securities.

(k)  The coupon rate shown represents the rate at period end.

(l) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At December 31, 2009, the aggregate value of these securities was $13,985,967, representing 0.30% of net assets.

(m)  Income may be received in additional securities and/or cash.

(n) A portion of the security purchased on a delayed delivery basis. See Note 1(c).

(o)  See Note 11 regarding unfunded loan commitments.

(p)  The security is traded on a discount basis with no stated coupon rate.

(q) Security or a portion of the security has been segregated as collateral for securities sold short and open written option contracts. At December 31, 2009, the value of these securities and cash pledged amounted to $55,200,814.

(r)  See Note 1(d) regarding written options.

(s)  See Note 1(e) regarding securities sold short.

At December 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                                                SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   ---------------   ----------   ------------   ------------
British Pound .......       DBFX       Sell       2,208,513   $     3,543,810      1/13/10   $         --   $   (23,226)
British Pound .......       BANT       Sell       1,920,000         3,081,408      1/13/10             --       (19,642)
British Pound .......       SSBT       Sell         242,384           386,625      1/13/10             --        (4,857)
British Pound .......       SSBT       Sell      10,154,491        16,936,108      1/13/10        535,672            --
British Pound .......       BANT       Sell      15,760,616        26,288,488      1/13/10        833,041            --
British Pound .......       DBFX       Sell       4,303,672         7,113,031      1/13/10        162,039            --
Euro ................       SSBT       Buy       31,212,375        46,719,532      1/14/10             --    (2,041,572)
Euro ................       BBU        Sell       3,360,000         4,938,475      1/14/10        128,910            --
Euro ................       DBFX       Sell      59,837,808        88,411,947      1/14/10      2,759,024            --
Euro ................       HSBC       Sell         110,000           165,112      1/14/10          7,656            --
Euro ................       SSBT       Sell         110,000           165,388      1/14/10          7,932            --
South Korean Won ....       BANT       Sell     786,690,000           670,000      1/15/10             --        (4,301)
South Korean Won ....       DBFX       Sell     289,437,500           250,000      1/15/10          1,912            --
South Korean Won ....       BANT       Sell   1,114,777,000           962,000      1/15/10          6,484            --
Australian Dollar ...       BANT       Buy        3,690,000         3,350,328      1/19/10             --       (45,680)
Australian Dollar ...       DBFX       Buy        1,880,000         1,715,109      1/19/10             --       (31,440)
Australian Dollar ...       BANT       Sell         500,000           447,300      1/19/10             --          (484)
Australian Dollar ...       DBFX       Sell      11,000,000        10,164,000      1/19/10        312,746            --
Canadian Dollar .....       DBFX       Sell         633,668           592,103      1/29/10             --       (10,735)


                               30 | Annual Report

Mutual Beacon Fund

                                                                                SETTLEMENT   UNREALIZED      UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   ---------------   ----------   ------------   ------------
Canadian Dollar .....        SSBT      Buy           85,000   $        80,476      1/29/10   $        388   $         --
Canadian Dollar .....        BANT      Buy          548,668           517,075      1/29/10          4,898             --
Euro ................        BBU       Sell      34,400,000        50,753,760      1/29/10      1,514,153             --
British Pound .......        DBFX      Sell      60,920,000       100,653,112      2/10/10      2,275,450             --
British Pound .......        BBU       Sell       4,240,000         7,004,843      2/10/10        157,810             --
British Pound .......        SSBT      Sell       3,187,384         5,242,969      2/10/10         95,769             --
British Pound .......        BANT      Sell         850,000         1,409,725      2/10/10         37,089             --
Euro ................        DBFX      Sell      24,400,000        36,656,120      2/16/10      1,731,555             --
Euro ................        BBU       Sell      24,400,000        36,673,200      2/16/10      1,748,635             --
Euro ................        BANT      Sell         500,000           750,050      2/16/10         34,383             --
Euro ................        SSBT      Sell      20,100,000        30,270,600      2/16/10      1,500,774             --
Norwegian Krone .....        HAND      Sell       6,368,087         1,100,000      2/16/10             --        (12,655)
Norwegian Krone .....        DBFX      Sell     230,000,000        40,710,126      2/16/10      1,113,353             --
Norwegian Krone .....        BBU       Sell     230,000,000        40,695,720      2/16/10      1,098,947             --
Norwegian Krone .....        SSBT      Sell     115,489,194        20,434,417      2/16/10        551,811             --
Norwegian Krone .....        HAND      Sell       9,484,598         1,700,000      2/16/10         67,133             --
Norwegian Krone .....        BANT      Sell       8,452,980         1,510,000      2/16/10         54,736             --
Euro ................        DBFX      Sell      35,278,521        52,976,922      2/26/10      2,471,939             --
Euro ................        BANT      Sell       5,580,000         8,415,868      2/26/10        429,175             --
Euro ................        BBU       Sell      26,800,000        40,355,440      2/26/10      1,996,413             --
Euro ................        HSBC      Sell       2,790,000         4,219,652      2/26/10        226,305             --
British Pound .......        BANT      Sell      30,000,000        48,270,000      3/15/10             --       (166,013)
British Pound .......        BBU       Sell      29,470,050        47,426,151      3/15/10             --       (154,239)
British Pound .......        DBFX      Buy        2,610,000         4,278,312      3/15/10             --        (64,379)
Euro ................        BBU       Sell      25,683,767        38,551,334      3/15/10      1,791,440             --
British Pound .......        DBFX      Sell      62,500,000       104,375,000      4/12/10      3,483,848             --
Japanese Yen ........        HAND      Buy       48,847,860           540,000      4/20/10             --        (14,269)
Japanese Yen ........        DBFX      Sell   2,644,924,018        29,095,589      4/20/10        629,293             --
Japanese Yen ........        SSBT      Sell     113,500,000         1,255,795      4/20/10         34,238             --
Japanese Yen ........        BANT      Sell     142,095,380         1,610,000      4/20/10         80,682             --
Danish Krone ........        HAND      Buy        5,776,450         1,150,000      4/23/10             --        (40,284)
Danish Krone ........        SSBT      Sell      85,000,000        17,063,647      4/23/10        734,261             --
Danish Krone ........        HAND      Sell     132,435,370        26,610,895      4/23/10      1,168,680             --
Danish Krone ........        BANT      Sell       3,954,800           800,000      4/23/10         40,242             --
Danish Krone ........        DBFX      Sell       3,917,238           780,000      4/23/10         27,458             --
Swiss Franc .........        DBFX      Sell      38,000,000        35,764,706      5/10/10             --       (979,675)
Swiss Franc .........        SSBT      Sell      36,000,000        33,898,305      5/10/10             --       (912,161)
Swiss Franc .........        BBU       Sell      21,877,270        20,602,006      5/10/10             --       (552,382)
Swiss Franc .........        BANT      Sell      13,140,081        12,401,451      5/10/10             --       (304,448)
Swiss Franc .........        AESX      Sell         186,424           180,000      5/10/10             --           (264)
Swiss Franc .........        DBFX      Sell       2,902,211         2,860,000      5/10/10         53,686             --
Swiss Franc .........        BBU       Sell       1,624,361         1,590,000      5/10/10         19,312             --
Swiss Franc .........        BANT      Sell       1,686,811         1,670,000      5/10/10         38,926             --
Swiss Franc .........        HSBC      Sell         930,120           920,000      5/10/10         20,614             --


                               Annual Report | 31

Mutual Beacon Fund

                                                                                SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE     QUANTITY      CONTRACT AMOUNT      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -------------   ---------------   ----------   ------------   ------------
Swiss Franc..........        SSBT      Sell       8,903,957   $     8,750,334      5/10/10   $    140,587   $         --
British Pound........        DBFX      Sell      37,500,000        62,688,750      5/12/10      2,164,047             --
                                                                                             ------------   ------------
   Unrealized appreciation (depreciation).................................................     32,293,446     (5,382,706)
                                                                                             ------------   ------------
      Net unrealized appreciation (depreciation)..........................................   $ 26,910,740
                                                                                             ============

See Abbreviations on page 55.

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Mutual Beacon Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..................................   $4,324,166,579
      Cost - Controlled affiliated issuers (Note 14) ...............        2,081,593
      Cost - Non-controlled affiliated issuers (Note 14) ...........       94,694,375
                                                                       --------------
      Total cost of investments ....................................   $4,420,942,547
                                                                       ==============
      Value - Unaffiliated issuers .................................   $4,616,415,446
      Value - Controlled affiliated issuers (Note 14) ..............        4,520,031
      Value - Non-controlled affiliated issuers (Note 14) ..........       50,784,609
                                                                       --------------
      Total value of investments ...................................    4,671,720,086
   Cash ............................................................          524,050
   Foreign currency, at value (cost $8,253,562) ....................        8,003,362
   Receivables:
      Investment securities sold ...................................        4,225,998
      Capital shares sold ..........................................        2,130,291
      Dividends and interest .......................................        9,181,021
      Due from brokers .............................................       34,837,059
   Unrealized appreciation on forward exchange contracts ...........       32,293,446
   Unrealized appreciation on unfunded loan commitments (Note 11) ..        1,630,889
   Other assets ....................................................              652
                                                                       --------------
         Total assets ..............................................    4,764,546,854
                                                                       --------------
Liabilities:
   Payables:
      Investment securities purchased ..............................       10,292,128
      Capital shares redeemed ......................................       12,363,392
      Affiliates ...................................................        4,625,746
   Options written, at value (premiums received $1,476,446) ........        1,349,835
   Securities sold short, at value (proceeds $36,492,477) ..........       36,021,163
   Unrealized depreciation on forward exchange contracts ...........        5,382,706
   Accrued expenses and other liabilities ..........................        4,632,454
                                                                       --------------
         Total liabilities .........................................       74,667,424
                                                                       --------------
            Net assets, at value ...................................   $4,689,879,430
                                                                       ==============
Net assets consist of:
   Paid-in capital .................................................   $5,254,794,099
   Undistributed net investment income .............................       18,823,490
   Net unrealized appreciation (depreciation) ......................      279,725,423
   Accumulated net realized gain (loss) ............................     (863,463,582)
                                                                       --------------
            Net assets, at value ...................................   $4,689,879,430
                                                                       ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

Mutual Beacon Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2009

CLASS Z:
   Net assets, at value ....................................................   $2,833,233,327
                                                                               ==============
   Shares outstanding ......................................................      246,483,535
                                                                               ==============
   Net asset value and maximum offering price per share ....................   $        11.49
                                                                               ==============
CLASS A:
   Net assets, at value ....................................................   $1,361,151,623
                                                                               ==============
   Shares outstanding ......................................................      119,354,427
                                                                               ==============
   Net asset value per share(a) ............................................   $        11.40
                                                                               ==============
   Maximum offering price per share (net asset value per share / 94.25%) ...   $        12.10
                                                                               ==============
CLASS B:
   Net assets, at value ....................................................   $   58,121,200
                                                                               ==============
   Shares outstanding ......................................................        5,223,062
                                                                               ==============
   Net asset value and maximum offering price per share(a)..................   $        11.13
                                                                               ==============
CLASS C:
   Net assets, at value ....................................................   $  437,339,588
                                                                               ==============
   Shares outstanding ......................................................       38,735,174
                                                                               ==============
   Net asset value and maximum offering price per share(a) .................   $        11.29
                                                                               ==============
CLASS R:
   Net assets, at value ....................................................   $       33,692
                                                                               ==============
   Shares outstanding ......................................................            2,960
                                                                               ==============
   Net asset value and maximum offering price per share ....................   $        11.38
                                                                               ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               34 | Annual Report

Mutual Beacon Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2009

Investment income:
   Dividends: (net of foreign taxes of $3,516,566)
      Unaffiliated issuers .........................................   $   83,131,172
      Non-controlled affiliated issuers (Note 14) ..................        2,212,468
Interest:
      Unaffiliated issuers .........................................       25,394,084
      Adjustment for uncollectible interest (Note 9) ...............      (23,574,181)
      Non-controlled affiliated issuers (Note 14) ..................          236,594
Income from securities loaned ......................................           30,497
                                                                       --------------
         Total investment income ...................................       87,430,634
                                                                       --------------
Expenses:
   Management fees (Note 3a) .......................................       25,089,165
   Administrative fees (Note 3b) ...................................        3,202,280
   Distribution fees: (Note 3c)
      Class A ......................................................        4,830,162
      Class B ......................................................          623,379
      Class C ......................................................        4,023,495
      Class R ......................................................               10
   Transfer agent fees (Note 3e) ...................................        6,473,306
   Custodian fees (Note 4) .........................................          241,904
   Reports to shareholders .........................................          466,673
   Registration and filing fees ....................................           91,851
   Professional fees ...............................................          220,417
   Trustees' fees and expenses .....................................          136,996
   Dividends on securities sold short ..............................        1,640,849
   Stock loan fees .................................................       21,300,949
   Other ...........................................................          189,151
                                                                       --------------
         Total expenses ............................................       68,530,587
         Expense reductions (Note 4) ...............................          (63,748)
         Unaffiliated fee reimbursement (Note 5) ...................       (4,570,414)
                                                                       --------------
            Net expenses ...........................................       63,896,425
                                                                       --------------
               Net investment income ...............................       23,534,209
                                                                       --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ......................................     (424,568,628)
         Non-controlled affiliated issuers (Note 14) ...............      (44,567,928)
      Written options ..............................................        2,980,983
      Foreign currency transactions ................................      (12,654,837)
      Securities sold short ........................................       (8,734,271)
                                                                       --------------
            Net realized gain (loss) ...............................     (487,544,681)
                                                                       --------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..................................................    1,578,721,808
      Translation of other assets and liabilities denominated
         in foreign currencies .....................................      (27,849,475)
                                                                       --------------
            Net change in unrealized appreciation (depreciation) ...    1,550,872,333
                                                                       --------------
Net realized and unrealized gain (loss) ............................    1,063,327,652
                                                                       --------------
Net increase (decrease) in net assets resulting from operations ....   $1,086,861,861
                                                                       ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 35

Mutual Beacon Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  -------------------------------
                                                                                        2009             2008
                                                                                  --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income....................................................   $   23,534,209   $  101,243,085
      Net realized gain (loss) from investments, written options, securities
         sold short and foreign currency transactions..........................     (487,544,681)    (352,770,296)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
         foreign currencies....................................................    1,550,872,333   (2,671,184,670)
                                                                                  --------------   --------------
            Net increase (decrease) in net assets resulting from operations....    1,086,861,861   (2,922,711,881)
                                                                                  --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class Z...............................................................      (57,651,176)      (6,619,057)
         Class A...............................................................      (31,870,203)      (4,290,717)
         Class B...............................................................         (133,909)        (137,348)
         Class C...............................................................       (2,660,392)        (771,400)
         Class R...............................................................             (208)              --
      Net realized gains:
         Class Z...............................................................               --      (97,668,819)
         Class A...............................................................               --      (73,463,233)
         Class B...............................................................               --       (3,969,920)
         Class C...............................................................               --      (21,432,695)
                                                                                  --------------   --------------
   Total distributions to shareholders.........................................      (92,315,888)    (208,353,189)
                                                                                  --------------   --------------
   Capital share transactions: (Note 2)
         Class Z...............................................................      316,104,510     (299,359,816)
         Class A...............................................................     (665,767,445)     142,074,388
         Class B...............................................................      (29,865,363)     (34,340,619)
         Class C...............................................................      (77,311,866)    (110,542,023)
         Class R...............................................................           33,424               --
                                                                                  --------------   --------------
   Total capital share transactions............................................     (456,806,740)    (302,168,070)
                                                                                  --------------   --------------
   Redemption fees.............................................................               --           19,698
                                                                                  --------------   --------------
            Net increase (decrease) in net assets..............................      537,739,233   (3,433,213,442)
Net assets:
   Beginning of year...........................................................    4,152,140,197    7,585,353,639
                                                                                  --------------   --------------
   End of year.................................................................   $4,689,879,430   $4,152,140,197
                                                                                  --------------   --------------
Undistributed net investment income included in net assets:
   End of year.................................................................   $   18,823,490   $   90,197,978
                                                                                  ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               36 | Annual Report

Mutual Beacon Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Beacon Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Effective October 30, 2009, the Fund began offering a new class of shares, Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                               Annual Report | 37

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B.   FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.


                               38 | Annual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.


                               Annual Report | 39

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

The Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 13 regarding other derivative information.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counter-party any dividends or interest due on securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the Fund.

F. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or
ICRF) managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending


                               40 | Annual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES LENDING (CONTINUED)

fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2009, the Fund had no securities on loan.

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund's position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                               Annual Report | 41

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               42 | Annual Report

Mutual Beacon Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                      YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------
                                                2009(a)                       2008
                                      ---------------------------   ----------------------------
                                         SHARES         AMOUNT         SHARES          AMOUNT
                                      -----------   -------------   -----------    -------------
CLASS Z SHARES:
   Shares sold ....................    52,346,552   $ 566,338,997    11,250,144    $ 136,618,769
   Shares issued in reinvestment of
      distributions ...............     4,874,607      52,718,636     7,467,999       96,562,887
   Shares redeemed ................   (31,412,902)   (302,953,123)  (45,025,975)    (532,541,472)
                                      -----------   -------------   -----------    -------------
   Net increase (decrease) ........    25,808,257   $ 316,104,510   (26,307,832)   $(299,359,816)
                                      ===========   =============   ===========    =============
CLASS A SHARES:
   Shares sold ....................    23,954,485   $ 231,031,710    83,093,593    $ 933,681,282
   Shares issued in reinvestment of
      distributions ...............     2,789,710      29,673,979     5,456,844       69,956,428
   Shares redeemed ................   (91,988,282)   (926,473,134)  (73,885,362)    (861,563,322)
                                      -----------   -------------   -----------    -------------
   Net increase (decrease) ........   (65,244,087)  $(665,767,445)   14,665,075    $ 142,074,388
                                      ===========   =============   ===========    =============
CLASS B SHARES:
   Shares sold ....................       133,607   $   1,263,791       253,906    $   3,096,427
   Shares issued in reinvestment of
      distributions ...............        11,662         124,186       305,496        3,788,152
   Shares redeemed ................    (3,356,081)    (31,253,340)   (3,422,951)     (41,225,198)
                                      -----------   -------------   -----------    -------------
   Net increase (decrease) ........    (3,210,812)  $ (29,865,363)   (2,863,549)   $ (34,340,619)
                                      ===========   =============   ===========    =============
CLASS C SHARES:
   Shares sold ....................     2,626,995   $  25,184,601     5,583,255    $  66,138,537
   Shares issued in reinvestment of
      distributions ...............       224,362       2,380,332     1,572,454       19,859,013
   Shares redeemed ................   (11,353,175)   (104,876,799)  (16,485,614)    (196,539,573)
                                      -----------   -------------   -----------    -------------
   Net increase (decrease) ........    (8,501,818)  $ (77,311,866)   (9,329,905)   $(110,542,023)
                                      ===========   =============   ===========    =============
CLASS R SHARES:
   Shares sold ....................         2,944   $      33,248
   Shares issued in reinvestment of
      distributions ...............            16             176
                                      -----------   -------------
   Net increase (decrease) ........         2,960   $      33,424
                                      ===========   =============

(a) For the period October 30, 2009 (effective date) to December 31, 2009 for Class R.


                               Annual Report | 43

Mutual Beacon Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                      NET ASSETS
-------------------   ------------------------------------------------
       0.600%         Up to and including $5 billion
       0.570%         Over $5 billion, up to and including $7 billion
       0.550%         Over $7 billion, up to and including $10 billion
       0.540%         In excess of $10 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.


                               44 | Annual Report

Mutual Beacon Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ............   0.35%
Class B ............   1.00%
Class C ............   1.00%
Class R ............   0.50%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $431,779
Contingent deferred sales charges retained ......   $ 27,290

E. TRANSFER AGENT FEES

For the year ended December 31, 2009, the Fund paid transfer agent fees of $6,473,306, of which $3,604,397 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. UNAFFILIATED FEE REIMBURSEMENT

Pursuant to an agreement reached between the Fund and broker in connection with a security sold short, the broker agreed to reimburse the Fund for certain stock loan fees related to a specific short sale transaction. Such amounts are noted in the Statement of Operations.


                               Annual Report | 45

Mutual Beacon Fund

6. INDEPENDENT TRUSTEEs' RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2009, the Fund's projected benefit obligation and benefit payments under the plan were as follows:

(a) Projected benefit obligation at December 31, 2009 ...   $152,321
(b) Increase in projected benefit obligation ............   $ 12,396
Benefit payments made to retired trustees ...............   $  6,368

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

7. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2016..........   $ 99,704,355
2017..........    720,190,026
                 ------------
                 $819,894,381
                 ============

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

                                     2009          2008
                                 -----------   ------------
Distributions paid from:
   Ordinary income ...........   $92,315,888   $ 47,998,121
   Long term capital gain ....            --    160,355,068
                                 -----------   ------------
                                 $92,315,888   $208,353,189
                                 ===========   ============


                               46 | Annual Report

Mutual Beacon Fund

7. INCOME TAXES (CONTINUED)

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ........................................   $4,467,507,749
                                                               ==============
Unrealized appreciation ....................................   $  803,323,052
Unrealized depreciation ....................................     (599,110,715)
                                                               --------------
Net unrealized appreciation (depreciation) .................   $  204,212,337
                                                               ==============
Distributable earnings - undistributed ordinary income .....   $   47,567,228
                                                               ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, accrued pension expense, certain dividends on securities sold short, tax straddles, partnership distributions and recognition of partnership income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, tax straddles, certain dividends on securities sold short, partnership distributions, recognition of partnership income and index options.

8. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2009, aggregated $2,005,218,361 and $2,346,448,602 respectively.

Transactions in options written during the year ended December 31, 2009, were as follows:

                                                NUMBER OF     PREMIUMS
                                                CONTRACTS     RECEIVED
                                                ---------   -----------
Options outstanding at December 31, 2008 ....    103,032    $ 3,770,958
Options written .............................    222,371      4,101,978
Options expired .............................     (7,608)    (1,555,522)
Options exercised ...........................    (13,141)      (966,862)
Options closed ..............................    (99,308)    (3,874,106)
                                                 -------    -----------
Options outstanding at December 31, 2009 ....    205,346    $ 1,476,446
                                                 =======    ===========

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in


                               Annual Report | 47

Mutual Beacon Fund

9. CREDIT RISK AND DEFAULTED SECURITIES (CONTINUED)

unfavorable consequences to the Fund. If it becomes probable that income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. For the year ended December 31, 2009, the Fund recorded an adjustment for uncollectible interest of $23,574,181, as noted in the Statement of Operations.

At December 31, 2009, the aggregate value of distressed company securities and securities for which interest has been discontinued was $11,449,435, representing 0.24% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/
SHARES/WARRANTS/
CONTRACTS    ISSUER                                              ACQUISITION DATES       COST          VALUE
----------   ------------------------------------------------   ------------------   -----------   ------------
   969,572   AboveNet Inc. ..................................   10/02/01 - 9/08/09   $25,693,460   $ 63,060,963
       613   AboveNet Inc., stock grant, grant price $10.475,
                expiration date 9/09/13 .....................    4/17/06 - 9/08/06            --        133,793
       132   AboveNet Inc., stock grant, grant price $30,
                expiration date 9/07/18 .....................         9/08/09                 --         18,501
    19,829   AboveNet Inc., wts., 9/08/10 ...................   10/02/01 - 9/07/07     2,071,196      1,982,900
15,831,950   CB FIM Coinvestors LLC .........................    1/15/09 - 6/02/09            --             --
20,610,629   Cerberus CG Investor I LLC .....................    7/26/07 - 6/17/08    20,540,041      4,328,232
18,089,600   Cerberus CG Investor I LLC,
                12.00%, 7/31/14 .............................         7/26/07         18,089,600      3,798,816
20,610,629   Cerberus CG Investor II LLC ....................    7/26/07 - 6/17/08    20,540,040      4,328,232
18,089,600   Cerberus CG Investor II LLC,
                12.00%, 7/31/14 .............................         7/26/07         18,089,600      3,798,816
10,305,315   Cerberus CG Investor III LLC ...................    7/26/07 - 6/17/08    10,270,020      2,164,116
 9,044,800   Cerberus CG Investor III LLC,
                12.00%, 7/31/14 .............................         7/26/07          9,044,800      1,899,408
 1,142,353   (a) DecisionOne Corp. ..........................    3/12/99 - 7/18/00       793,798      1,896,306


                               Annual Report | 48

Mutual Beacon Fund

10. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL AMOUNT/
SHARES/WARRANTS/
CONTRACTS    ISSUER                                              ACQUISITION DATES       COST          VALUE
----------   ------------------------------------------------   ------------------   -----------   ------------
 1,517,715   (a) DecisionOne Corp., senior secured note,
                15.00%, 11/30/13 ............................   6/01/09 - 10/15/09   $ 1,517,715   $  1,517,715
   627,237   (a) DecisionOne Corp., wts., 6/08/17 ...........         7/09/07                 --             --
    35,242   FE Capital Holdings Ltd. .......................    8/29/03 - 3/11/08     5,438,813             --
19,805,560   FIM Coinvestor Holdings I, LLC .................   11/20/06 - 6/02/09            --             --
 6,853,043   First Chicago Bancorp ..........................   11/16/06 - 9/28/09    23,319,877      7,171,730
     3,939   GMAC Inc. ......................................        11/13/09         93,251,839     43,419,983
   225,943   IACNA Investor LLC .............................         7/24/08             81,883          2,260
 2,846,329   International Automotive Components Group Brazil
                LLC .........................................   4/13/06 - 12/26/08     1,892,966      3,191,930
   378,194   International Automotive Components Group Japan
                LLC .........................................    9/26/06 - 3/27/07     3,283,110      1,448,469
10,149,082   International Automotive Components Group LLC ..   1/12/06 - 10/16/06    10,150,727      6,919,238
 1,947,800   (b) International Automotive Components Group NA
                LLC, 9.00%, 4/01/17 .........................         3/30/07          1,977,017      1,952,145
 6,469,827   (b) International Automotive Components Group NA
                LLC, A ......................................   3/30/07 - 10/10/07     6,884,146      1,969,092
     5,548   MCII Holdings Inc. .............................         4/17/09          6,387,469             --
    42,009   MCII Holdings Inc., PIK, pfd., A ...............   4/17/09 - 10/01/09    41,540,876     19,524,292
   163,895   NCB Warrant Holdings Ltd., A ...................   12/16/05 - 3/11/08     1,543,383             --
  106,700O   Olympus Re Holdings Ltd. .......................        12/19/01         10,318,072        227,911
    29,737   PMG LLC ........................................         3/22/04          2,081,593      4,520,031
   114,246   PTV Inc., 10.00%, pfd., A ......................   12/07/01 - 1/25/02        71,975         18,908
 4,450,920   Symetra Financial ..............................         7/27/04         51,160,000     57,861,960
                                                                                                   ------------
             TOTAL RESTRICTED SECURITIES (5.06% of Net Assets) .................................   $237,155,747
                                                                                                   ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $265,459 as of December 31, 2009.

(b) The Fund also invests in unrestricted securities of the issuer, valued at $1,283,013 as of December 31, 2009.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2009, unfunded commitments were as follows:

                                                       UNFUNDED
BORROWER                                              COMMITMENT
--------                                             -----------
Lyondell Chemical Co., DIP Delayed Draw Term Loan,
   FRN, 13.00%, 4/06/10 ..........................   $   320,368
Realogy Corp., FRN, Revolver, 2.504%, 4/10/13 ....    13,739,300
                                                     -----------
                                                     $14,059,668
                                                     ===========


                               Annual Report | 49

Mutual Beacon Fund

11. UNFUNDED LOAN COMMITMENTS (CONTINUED)

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

12. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. Unfunded capital commitments requiring recognition are monitored for impairment and any unrealized deprecation is included in the Statement of Assets and Liabilities and the Statement of Operations. At December 31, 2009, the Fund had aggregate unfunded capital commitments of $30,362,225, for which no depreciation has been recognized.

13. OTHER DERIVATIVE INFORMATION

At December 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                   ASSET DERIVATIVES                       LIABILITY DERIVATIVES
DERIVATIVE CONTRACTS   ----------------------------------------   ---------------------------------------
NOT ACCOUNTED FOR AS    STATEMENT OF ASSETS AND      FAIR VALUE     STATEMENT OF ASSETS AND    FAIR VALUE
HEDGING INSTRUMENTS       LIABILITIES LOCATION         AMOUNT        LIABILITIES LOCATION        AMOUNT
--------------------   --------------------------   -----------   --------------------------   ----------
Foreign exchange
   contracts .......   Unrealized appreciation on                 Unrealized depreciation on
                       forward exchange contracts   $32,293,446   forward exchange contracts   $5,382,706
Equity contracts ...               --                        --   Options written, at value     1,349,835


                               50 | Annual Report

Mutual Beacon Fund

13. OTHER DERIVATIVE INFORMATION (CONTINUED)

For the year ended December 31, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                       CHANGE IN
                                                                                      UNREALIZED
                                                                                     APPRECIATION
                                                                    REALIZED GAIN   (DEPRECIATION)      AVERAGE
                                                                   (LOSS) FOR THE       FOR THE          AMOUNT
DERIVATIVE CONTRACTS                                                 YEAR ENDED       YEAR ENDED      OUTSTANDING
NOT ACCOUNTED FOR AS               STATEMENT OF                     DECEMBER 31,     DECEMBER 31,      DURING THE
HEDGING INSTRUMENTS            OPERATIONS LOCATIONS                     2009             2009           YEAR(a)
--------------------   -----------------------------------------   --------------   --------------   -------------
Foreign exchange
   contracts........   Net realized gain (loss) from foreign
                       currency transactions/Net change in
                       unrealized appreciation (depreciation) on
                       translation of other assets and
                       liabilities denominated in foreign
                       currencies                                   $(12,628,334)    $(27,690,467)   1,032,582,684
Equity contracts....   Net realized gain (loss) from investments
                       and written options/Net change in
                       unrealized appreciation (depreciation) on
                       investments                                   (17,979,420)         330,007           68,306


(a) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

14. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2009, were as shown below.

                          NUMBER OF
                      SHARES/WARRANTS/                                NUMBER OF
                          PRINCIPAL                                SHARES/WARRANTS/
                           AMOUNT                                      PRINCIPAL
                           HELD AT                                      AMOUNT          VALUE AT                      REALIZED
                          BEGINNING         GROSS        GROSS        HELD AT END        END OF       INVESTMENT      CAPITAL
NAME OF ISSUER             OF YEAR        ADDITIONS   REDUCTIONS       OF YEAR            YEAR          INCOME      GAIN (LOSS)
--------------        ----------------   ----------   ----------   ----------------   -----------     ----------   ------------
CONTROLLED
   AFFILIATES(a)
PMG LLC ...........          29,737              --           --         29,737       $ 4,520,031     $       --   $         --
                                                                                      -----------     ----------   ------------
NON-CONTROLLED
   AFFILIATES
CB FIM Coinvestors
   LLC ............              --      15,831,950           --     15,831,950       $      --       $       --   $         --
DecisionOne
   Corp. ..........       1,142,353              --           --      1,142,353         1,896,306             --             --
DecisionOne Corp.,
   12.00%,
   4/15/10 ........       1,470,406          29,886    1,500,292             --                --         73,494       (389,754)
DecisionOne Corp.,
   senior secured
   note, 15.00%,
   11/30/13 .......              --       1,517,715           --      1,517,715         1,517,715        133,918           --
DecisionOne Corp.,
   Term Loan B,
   15.00%,
   8/29/13 ........         263,440           2,019           --        265,459           265,459         29,182             --
DecisionOne Corp.,
   wts, 6/08/17 ...         627,237              --           --        627,237                --             --             --
Domtar Corp. ......      21,549,115       5,967,910   26,453,398      1,063,627(b)             --(c)          --    (44,178,174)


                               Annual Report | 51

Mutual Beacon Fund

14. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

                          NUMBER OF
                      SHARES/WARRANTS/                                NUMBER OF
                          PRINCIPAL                                SHARES/WARRANTS/
                           AMOUNT                                      PRINCIPAL
                           HELD AT                                      AMOUNT          VALUE AT                      REALIZED
                          BEGINNING         GROSS        GROSS        HELD AT END        END OF       INVESTMENT      CAPITAL
NAME OF ISSUER             OF YEAR        ADDITIONS   REDUCTIONS       OF YEAR            YEAR          INCOME      GAIN (LOSS)
--------------        ----------------   ----------   ----------   ----------------   -----------     ----------   ------------
NON-CONTROLLED
   AFFILIATES
   (CONTINUED)
Farmer Brothers
   Co. ............       1,033,896              --           --      1,033,896       $20,409,107     $  475,592   $         --
FE Capital Holdings
   Ltd. ...........          35,242              --           --         35,242                --             --             --
First Chicago
   Bancorp ........       1,157,143       5,695,900           --      6,853,043         7,171,730             --             --
MCII Holdings
   Inc. ...........              --           5,548           --          5,548                --             --             --
MCII Holdings Inc.,
   PIK, pfd., A ...              --          42,009           --         42,009        19,524,292      1,736,876             --
                                                                                      -----------     ----------   ------------
TOTAL
   NON-CONTROLLED
   AFFILIATES .................................................................       $50,784,609     $2,449,062   $(44,567,928)
                                                                                      -----------     ----------   ------------
TOTAL AFFILIATED
   SECURITIES
   (1.18% of Net
   Assets) ....................................................................       $55,304,640     $2,449,062   $(44,567,928)
                                                                                      ===========     ==========   ============

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

(b)  Reflects a 1 for 12 reverse stock split during the current year.

(c)  As of December 31, 2009, no longer an affiliate.

15. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

16. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.


                               52 | Annual Report

Mutual Beacon Fund

17. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                         LEVEL 1         LEVEL 2        LEVEL 3            TOTAL
                                                     --------------   ------------   ------------     --------------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Airlines ................................   $           --   $     22,650   $         --     $       22,650
         Auto Components .........................               --             --     13,546,054(b)      13,546,054
         Chemicals ...............................               --             --      3,149,637          3,149,637
         Commercial Banks ........................       76,557,517             --      7,171,730(b)      83,729,247
         Computers & Peripherals .................       74,008,705             --      1,896,306(b)      75,905,011
         Consumer Finance ........................               --             --     54,240,563         54,240,563
         Diversified Telecommunication Services ..      214,560,431      2,001,808             --(b)     216,562,239
         Insurance ...............................      289,820,913             --     58,089,871(b)     347,910,784
         Machinery ...............................               --             --     19,524,292(b)      19,524,292
         Media ...................................      251,349,267      2,823,025             --(b)     254,172,292
         Metals & Mining .........................               --             --      4,520,031          4,520,031
         Real Estate Management & Development ....       21,002,972             --     53,407,189         74,410,161
         All Other Equity Investments(c) .........    2,811,595,679             --             --(b)   2,811,595,679
      Corporate Bonds, Notes and
         Senior Floating Rate Interests ..........               --    212,677,102     14,923,787        227,600,889
      Corporate Bonds and Notes in
         Reorganization ..........................               --             --            250                250
      Companies in Liquidation ...................               --             --             --(b)              --
      Short Term Investments .....................      479,908,605      4,921,702             --        484,830,307
                                                     --------------   ------------   ------------     --------------
         Total Investments in Securities .........   $4,218,804,089   $222,446,287   $230,469,710     $4,671,720,086
                                                     ==============   ============   ============     ==============
   Forward Exchange Contracts ....................   $           --   $ 32,293,446   $         --     $   32,293,446
   Unfunded Loan Commitments .....................               --      1,630,889             --          1,630,889


                               Annual Report | 53

Mutual Beacon Fund

17. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                         LEVEL 1         LEVEL 2        LEVEL 3            TOTAL
                                                     --------------   ------------   ------------     --------------
LIABILITIES:
   Options Written ...............................   $      416,988   $    932,847   $         --     $    1,349,835
   Securities Sold Short .........................       36,021,163             --             --         36,021,163
   Forward Exchange Contracts ....................               --      5,382,706             --          5,382,706

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at December 31, 2009.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.

At December 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:



                                                                       NET CHANGE
                                                                           IN
                                                            NET        UNREALIZED        NET
                                            BEGINNING    REALIZED     APPRECIATION    PURCHASES
                                             BALANCE    GAIN (LOSS)  (DEPRECIATION)    (SALES)
                                          ------------ ------------  -------------- ------------
ASSETS
   Investments in Securities:
      Equity Investments:(a)
         Auto Components ................ $  5,470,297 $      4,552   $  7,874,931  $    196,274
         Chemicals ......................    3,149,637           --             --            --
         Commercial Banks ...............    8,776,047           --     (9,881,940)    8,277,623
         Computers & Peripherals ........           --           --      1,896,306            --
         Consumer Finance ...............   26,858,867           --     11,462,908    15,918,788
         Diversified Telecommunication
            Services ....................   24,316,695           --     14,534,385            --
         Health Care Providers &
            Services ....................   20,437,039           --     (9,731,930)           --
         Insurance ......................   59,403,216           --     (1,313,345)           --
         Machinery ......................           --           --    (28,404,052)   47,928,344
         Metals & Mining ................    2,825,020           --      1,695,011            --
         Multi-Utilities ................           --      841,973         20,793      (862,766)
         Real Estate Management &
            Development .................   38,815,143           --     14,592,046            --
      Corporate Bonds, Notes and
         Senior Floating Rate
         Interests ......................   39,107,248  (11,263,946)    20,610,134   (33,529,649)
      Corporate Bonds and Notes in
         Reorganization .................      919,813  (27,296,152)    32,764,058    (6,387,469)
      Companies in Liquidation ..........           --           --             --            --
                                          ------------ ------------   ------------  ------------
         TOTAL .......................... $230,079,022 $(37,713,573)  $ 56,119,305  $ 31,541,145
                                          ============ ============   ============  ============

                                                                            NET CHANGE
                                                                          IN UNREALIZED
                                                                           APPRECIATION
                                                                          (DEPRECIATION)
                                            TRANSFER                     ATTRIBUTABLE TO
                                           IN (OUT) OF     ENDING       ASSETS STILL HELD
                                             LEVEL 3       BALANCE         AT YEAR END
                                          ------------  ------------    -----------------
ASSETS
   Investments in Securities:
      Equity Investments:(a)
         Auto Components ................ $         --  $ 13,546,054(b)   $  7,874,931
         Chemicals ......................           --     3,149,637                --
         Commercial Banks ...............           --    7,171,730(b)      (9,881,940)
         Computers & Peripherals ........           --    1,896,306(b)       1,896,306
         Consumer Finance ...............           --    54,240,563       (34,737,649)
         Diversified Telecommunication
            Services ....................  (38,851,080)           --(b)             --
         Health Care Providers &
            Services ....................  (10,705,109)           --                --
         Insurance ......................           --    58,089,871(b)     (1,313,345)
         Machinery ......................           --    19,524,292(b)    (28,404,052)
         Metals & Mining ................           --     4,520,031         1,695,012
         Multi-Utilities ................           --            --                --
         Real Estate Management &
            Development .................           --    53,407,189        14,592,046
      Corporate Bonds, Notes and
         Senior Floating Rate
         Interests ......................           --    14,923,787           379,650
      Corporate Bonds and Notes in
         Reorganization .................           --           250                --
      Companies in Liquidation ..........           --            --(b)             --
                                          ------------  ------------      ------------
         TOTAL .......................... $(49,556,189) $230,469,710      $(47,899,041)
                                          ============  ============      ============

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at December 31, 2009.


                               54 | Annual Report

Mutual Beacon Fund

18. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

19. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 18, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

COUNTERPARTY

AESX  -  Credit Suisse International

BANT  -  Bank of America N.A.

BBU   -  Barclays Bank

DBFX  -  Deutsche Bank AG

HAND  -  Svenska Handelsbanken

HSBC  -  HSBC Bank USA

SSBT  -  State Street Bank and Trust Co.

CURRENCY

CHF   -  Swiss Franc

EUR   -  Euro

USD   -  U.S. Dollar

SELECTED PORTFOLIO

DIP   -  Debtor-In-Possession

FHLB  -  Federal Home Loan Bank

FRN   -  Floating Rate Note

PIK   -  Payment-In-Kind


                               Annual Report | 55

Mutual Beacon Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF FRANKLIN MUTUAL SERIES FUNDS AND SHAREHOLDERS OF THE MUTUAL BEACON FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Beacon Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the "Fund"), including the statement of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Beacon Fund of the Franklin Mutual Series Funds at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        (ERNST & YOUNG LLP)

Boston, Massachusetts
February 18, 2010


                               56 | Annual Report

Mutual Beacon Fund

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 53.60% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $84,040,947 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $12,851,842 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2009.


                               Annual Report | 57

Mutual Beacon Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                            NUMBER OF
                                                                       PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                     LENGTH OF       COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------                --------------  ------------------  ------------------  ----------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)     Trustee         Since 1987          8                   None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.

ANN TORRE BATES (1958)             Trustee         Since 1995          31                  SLM Corporation (Sallie Mae) and
c/o Franklin Mutual Advisers, LLC                                                          Allied Capital Corporation (financial
101 John F. Kennedy Parkway                                                                services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

BURTON J. GREENWALD (1929)         Trustee         Since 2002          15                  Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC                                                          Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway                                                                Fiduciary International Ireland Limited.
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.

KEITH E. MITCHELL (1954)           Trustee         Since 2009          8                   None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Principal, Mitchell Advisers LLC (advisory firm); director of various boards of asset management firms; and FORMERLY, Managing
Director, Putman Lovell NBF.


                               58 | Annual Report

                                                                            NUMBER OF
                                                                       PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                     LENGTH OF       COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------                --------------  ------------------  ------------------  ----------------------------------------
CHARLES RUBENS II (1930)           Trustee         Since 1998          15                  None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

LARRY D. THOMPSON (1945)           Trustee         Since 2009          141                 None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JAN HOPKINS TRACHTMAN (1947)       Trustee         Since 2009          8                   None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on
Advisory Board of Knight Bagehot Fellowship; and FORMERLY, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-air Reporter, ABC News' World News Tonight and Editor,
CBS Network News.

ROBERT E. WADE (1946)              Trustee and     Trustee             38                  El Oro Ltd. (investments).
c/o Franklin Mutual Advisers, LLC  Chairman        since 1993 and
101 John F. Kennedy Parkway        of the Board    Chairman of the
Short Hills, NJ 07078-2789                         Board since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                            NUMBER OF
                                                                       PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                     LENGTH OF       COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------                --------------  ------------------  ------------------  ----------------------------------------
**GREGORY E. JOHNSON (1961)        Trustee         Since 2007          89                  None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 59

                                                                            NUMBER OF
                                                                       PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                     LENGTH OF       COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------                --------------  ------------------  ------------------  ----------------------------------------
**PETER A. LANGERMAN (1955)        Trustee,        Trustee             8                   None
c/o Franklin Mutual Advisers, LLC  President       since 2007,
101 John F. Kennedy Parkway        and Chief       President and
Short Hills, NJ 07078-2702         Executive       Chief Executive
                                   Officer --      Officer --
                                   Investment      Investment
                                   Management      Management
                                                   since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of
Investment.

PHILIPPE BRUGERE-TRELAT (1949)     Vice President  Since 2005          Not Applicable      Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and
FORMERLY, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

JAMES M. DAVIS (1952)              Chief           Chief Compliance    Not Applicable      Not Applicable
One Franklin Parkway               Compliance      Officer since 2004
San Mateo, CA 94403-1906           Officer and     and Vice President
                                   Vice President  -- AML Compliance
                                   -- AML           since 2006
                                   Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)          Chief           Since March 2009    Not Applicable      Not Applicable
One Franklin Parkway               Executive
San Mateo, CA 94403-1906           Officer --
                                   Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).

ALIYA S. GORDON (1973)             Vice President  Since March 2009    Not Applicable      Not Applicable
One Franklin Parkway San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               60 | Annual Report

                                                                            NUMBER OF
                                                                       PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                     LENGTH OF       COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------                --------------  ------------------  ------------------  ----------------------------------------
DAVID P. GOSS (1947)               Vice President  Since 2000          Not Applicable      Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)              Secretary and   Secretary since     Not Applicable      Not Applicable
One Franklin Parkway               Vice President  2005 and Vice
San Mateo, CA 94403-1906                           President since
                                                   August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

MATTHEW T. HINKLE (1971)           Treasurer,      Since March 2009    Not Applicable      Not Applicable
One Franklin Parkway               Chief Financial
San Mateo, CA 94403-1906           Officer and
                                   Chief
                                   Accounting
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton
Investments.

ROBERT C. ROSSELOT (1960)          Vice President  Since August 2009   Not Applicable      Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)           Vice President  Since August 2009   Not Applicable      Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 61

                                                                            NUMBER OF
                                                                       PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                     LENGTH OF       COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------                --------------  ------------------  ------------------  ----------------------------------------
CRAIG S. TYLE (1960)               Vice President  Since 2005          Not Applicable      Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the parent company of the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE FUND's BOARD OF TRUSTEES HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               62 | Annual Report

Mutual Beacon Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 63

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND's INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity
Fund Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S.Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(10)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(9.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(10.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


01/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL BEACON FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

476 A2009 02/10


                                DECEMBER 31, 2009

                                  ANNUAL REPORT
                             AND SHAREHOLDER LETTER

                         SIGN UP FOR ELECTRONIC DELIVERY
                            on franklintempleton.com

                                    (GRAPHIC)

                                     GLOBAL

                          MUTUAL GLOBAL DISCOVERY FUND
                        (FORMERLY, MUTUAL DISCOVERY FUND)

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Mutual Global Discovery Fund ..............................................    4
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   15
Financial Highlights and Statement of Investments .........................   17
Financial Statements ......................................................   32
Notes to Financial Statements .............................................   36
Report of Independent Registered Public Accounting Firm ...................   55
Tax Designation ...........................................................   56
Board Members and Officers ................................................   58
Shareholder Information ...................................................   63

Shareholder Letter

Dear Mutual Global Discovery Fund Shareholder:

During 2009 we celebrated the 60th anniversary of the first fund in the Mutual Series family. Every year has its share of investment surprises, highlights and disappointments, which is what makes the business so fascinating and humbling. While none of us who are currently involved with the Funds were here 60 years ago, we think it's safe to conclude that 2009 was a year like no other in our history.

What made 2009 so remarkable was the extent of the stress imposed on and absorbed by the global economic infrastructure -- and the dramatic global market rebound from its lows. Until they hit bottom in March, world markets plunged to levels not reached in a decade, down a further 24% from year-end 2008 and 60% from the October 2007 peak.(1) The global banking system's survival came into question, home prices continued to drop and economic paralysis spread. As rumors swirled about the demise of the next financial giant, they threatened to become self-fulfilling prophecies.

The equity and credit market rebound was driven not by a single event but a sequence of factors. Initially, the banking system's mere survival was enough to halt the declines and start the market upward. The results of government "stress tests" of major financial institutions were generally positive, enabling many of those institutions to raise capital in the public sector and avoid a worst-case scenario of government takeovers and/or failures of major banks. These capital infusions lowered risk by enabling banks to absorb legacy losses,

(1.) As measured by the Morgan Stanley Capital International (MSCI) All Country
     World Index. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1
avoid fire-sale asset liquidations and generate new business at attractive spreads. Investors began to grasp the "green shoots" of a recovery as aggressively as they had looked for protection in a proverbial bunker a month or two before.

The rally was sustained by signs of stabilization in the U.S. housing market, thawing credit markets and resumption of economic activity. Home price declines slowed due to lower interest rates, a first-time homebuyer tax credit program and prices dipping to levels low enough to lure bargain hunters. Stable home prices helped restore confidence in homeowners and their bank creditors, and businesses began restocking depleted inventories. Although it may have seemed improbable a scant six to nine months ago, by year-end the U.S. economy was expanding at its fastest pace in six years as the recovery gained traction.

The Fund began the year with a relatively high level of cash. One of the first places we began to find new compelling opportunities was in distressed debt, specifically in the senior secured loans of companies that had borrowed considerable capital in the preceding few years when credit markets were awash in liquidity. A number of these positions appreciated dramatically over the year as market spreads declined and capital flowed back into credit. Overall, the market recovery forestalled the widespread supply of distressed securities that many anticipated, but the day of reckoning may yet come for some of the "extend and pretend" debt that is present in today's market.

Given the dramatic nature of the equity market sell-off in 2008, we also found good opportunity throughout the year in undervalued equities. We had mentioned in our letter of a year ago that we thought we would find opportunity in some commodity-oriented companies, and this year some of our best performing stocks were mining companies, paper and forest products companies, and deepwater, offshore petroleum drillers. We also mentioned economically defensive industries with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows, and likewise, they too were some of our best performing companies this year. Looking forward, the normalization of global markets has made restructurings, which rely on the availability of capital and the willingness of investors to look past near-term profit disruptions, feasible again.

We also found very attractive opportunities in merger arbitrage situations this past year, taking positions in large strategic deals such as those occurring in the pharmaceuticals industry. These positions performed as expected, producing a positive return. Merger and acquisition activity increased over the latter part of the year, and we expect it to accelerate further. Large strategic acquirers


                        2 | Not part of the annual report
have access to significant amounts of capital at very reasonable rates, and they are also generally facing significant obstacles to organic growth from still-cautious consumers.

Formidable headwinds remain. The reserve currency status of the U.S. dollar continues to be questioned and the Federal Reserve Board will have to navigate its withdrawal of monetary stimulus without slowing the economic recovery. While the banking sector is no longer on life support, commercial real estate represents a significant overhang and the residential sector remains weak. However, imbalances and temporary upheavals often generate mispriced securities, and that volatility can help us find value for our shareholders. We thank you for your patience and support over the past year and look forward to serving you in the future.

Sincerely,


/s/ Peter A. Langerman
-----------------------------------------------
Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        Not part of the annual report | 3

Annual Report

Mutual Global Discovery Fund
(formerly, Mutual Discovery Fund)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Mutual Global Discovery Fund seeks capital appreciation by investing primarily in equity securities of companies of any nation the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Mutual Global Discovery Fund covers the fiscal year ended December 31, 2009. The Fund's goal and strategy have not changed; however, we changed the Fund's name to better reflect its strategy of seeking opportunities around the world.

PERFORMANCE OVERVIEW

Mutual Global Discovery Fund - Class Z delivered a +21.31% cumulative total return for the 12 months ended December 31, 2009. The Fund underperformed its benchmarks, the Morgan Stanley Capital International (MSCI) World Index and the Standard & Poor's 500 Index (S&P 500), which had +30.79% and +26.46% total returns for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

Equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and confidence was rekindled as investors

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                4 | Annual Report
began to believe the global financial system was finally on the mend. Global equities rallied from their March lows, led by the riskier, lower quality stocks that had been most vulnerable to a systemic meltdown or funding collapse. Emerging market economies fueled the recovery as governments aggressively incentivized lending and consumption, resulting in a dramatic statistical recovery that laid the groundwork for the developing world's best annual equity rally on record. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the year, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

Nonetheless, developed economies technically recovered by year-end, with Germany and France leading the eurozone out of a recession and both Japan and the U.S. exiting their longest recessions since World War II. Credit spreads narrowed as access to capital expanded and the private sector significantly reduced debt, though largely by transferring its liabilities to the public balance sheet. The growing indebtedness of sovereign governments exposed structural weaknesses in places like Dubai, Greece and Ireland, temporarily roiling markets toward the end of the year. Policymakers remained firmly committed to stimulus throughout the period, indicating that deflation worries persisted despite signs of economic stabilization. The U.S. Federal Reserve Board announced its intention to keep the benchmark lending rate "exceptionally low" for an extended period; the new Japanese administration trumpeted its fight against deflation; and even China restated its commitment to "moderately loose" policy. Still, policymakers began discussing exit strategies by period-end as interest rates remained at record lows and economic indicators rebounded.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/09

                                  (BAR CHART)

U.S.                                        18.1%
U.K.                                        14.0%
France                                      11.1%
Switzerland                                  5.4%
Germany                                      3.9%
Hong Kong                                    3.7%
Norway                                       3.2%
Denmark                                      2.0%
Bermuda                                      2.0%
Netherlands                                  1.8%
Japan                                        1.6%
South Korea                                  1.6%
Italy                                        1.1%
Other                                        1.9%
Short-Term Investments & Other Net Assets   28.6%


                                Annual Report | 5
over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

During 2009, the Fund's top performers included Seadrill, a Norwegian deep-water contract driller; The Link Real Estate Investment Trust (REIT), a Hong Kong-based property manager with a portfolio of about 180 mostly retail properties; and Schindler Holding, a Swiss elevator and escalator manufacturer.

Seadrill, one the world's largest offshore drilling companies, owns a fleet of nine ultra-deepwater assets, with three additional units scheduled for 2011 delivery. The company benefited from increased demand for rigs capable of drilling in deep water basins including the Santos Basin near Brazil (Tupi oil field), U.S. Gulf of Mexico, and offshore West Africa. Seadrill has entered into long-term contracts for much of its deepwater fleet, with three contracts that extend beyond 2014. This long order book gives the company and investors a higher degree of visibility in forecasting future results. Seadrill's stock price gained strength as the company restructured its balance sheet and as oil prices more than doubled from first quarter lows.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/09

                                 % OF TOTAL
                                 NET ASSETS
                                 ----------
Tobacco                             11.4%
Food Products                        9.2%
Beverages                            4.3%
Energy Equipment & Services          4.2%
Commercial Banks                     4.1%
Industrial Conglomerates             3.6%
Diversified Financial Services       3.3%
Insurance                            2.7%
Software                             2.6%
Capital Markets                      2.3%


                                6 | Annual Report

The Link REIT is a portfolio of retail properties that were once owned and managed by Hong Kong's government. According to our analysis, privatization facilitated better management of the properties, helping Link REIT's investment value rally during 2009 as management executed its strategy of upgrading its portfolio of properties while delivering vastly improved yields. At year-end, the company was making improvements to a portion of its portfolio, and as this floor space comes back into service, we believe it could garner significantly higher yields than before, adding further impetus to the company's valuation. Additionally, we found the dividend paid by Link REIT quite attractive.

Schindler shares performed well largely due to the company's resilient earnings coming from its long-term equipment maintenance contracts. A big drop in new orders throughout 2009 came as no surprise to us, given historically weak global construction markets. However, Schindler's extensive order book enabled the company to adjust its cost base in a timely fashion and allowed it to protect its group margins. We found that the substantial prepayments stemming from the company's maintenance contracts, in combination with low capital expenditure needs, have thus far enabled Schindler to generate sizable free cash flows in a variety of economic scenarios.

Despite the Fund's 2009 gain, several holdings detracted from performance. These included South Korean tobacco and ginseng product manufacturer KT&G Japanese video game and handheld device maker Nintendo; and Germany-based Siemens, one of the world's largest electronics and industrial engineering firms.

For the most part, KT&G shares performed weakly in 2009 as the company lost market share to other competitors within its domestic tobacco market.

Nintendo is one of the world's largest producers of entertainment hardware and software. During 2009, its share price was negatively impacted by lower-than-expected sales of Wii gaming consoles. In addition to lower Wii sales, stronger-than-expected currency appreciation of the Japanese yen versus the U.S. dollar during Nintendo's fiscal first half (ended September 30, 2009) caused the company to lower its sales and profit estimates. We began purchasing Nintendo shares in 2008 as we believed the company was trading at a significant discount to its intrinsic value at that time. Nintendo retains the leading market share in console-based and portable gaming devices, and its software business has produced many of the top selling games of all time. The company's balance sheet is strong, with net cash and equivalents making up about 30% of its market capitalization. At period-end, we believed the stock stood to further benefit from the already large, installed base of Nintendo-branded devices.

TOP 10 HOLDINGS
12/31/09

COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                  NET ASSETS
------------------------                  ----------
British American Tobacco PLC                 3.2%
   TOBACCO, U.K.
Cadbury PLC                                  2.8%
   FOOD PRODUCTS, U.K.
Imperial Tobacco Group PLC                   2.7%
   TOBACCO, U.K.
Danone                                       2.5%
   FOOD PRODUCTS, FRANCE
Carlsberg AS, A&B                            1.9%
   BEVERAGES, DENMARK
Microsoft Corp.                              1.8%
   SOFTWARE, U.S.
Seadrill Ltd.                                1.8%
   ENERGY EQUIPMENT & SERVICES, BERMUDA
Pernod Ricard SA                             1.7%
   BEVERAGES, FRANCE
CVS Caremark Corp.                           1.6%
   FOOD & STAPLES RETAILING, U.S.
Lorillard Inc.                               1.5%
   TOBACCO, U.S.


                                Annual Report | 7

Siemens' stock price appreciated during 2009, although its performance waned somewhat toward year-end due to investors' concerns about declining orders in the late-cycle energy sector as well as the negative impact pending health care reform might have on parts of its U.S. health care business. During its fiscal fourth quarter (ended September 30, 2009) conference call, Siemens management reported significant charges within its non-core investments, highlighted potential pricing pressures heading into 2010, and issued 2010 guidance that was confusing and below market expectations.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during 2009, our hedging strategy negatively impacted performance.

Thank you for your continued participation in Mutual Global Discovery Fund. We look forward to serving your future investment needs.

(PHOTO OF Peter A. Langerman)


/s/ Peter A. Langerman
------------------------------------
Peter A. Langerman
Co-Portfolio Manager


(PHOTO OF Philippe Brugere-Trelat)


/s/ Philippe Brugere-Trelat
------------------------------------
Philippe Brugere-Trelat
Co-Portfolio Manager

Mutual Global Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                8 | Annual Report

PETER LANGERMAN assumed portfolio manager responsibilities for Mutual Global Discovery Fund in December 2009. He has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund's former manager.

PHILIPPE BRUGERE-TRELAT assumed portfolio manager responsibilities for Mutual Global Discovery Fund in December 2009. He has been lead portfolio manager for Mutual European Fund since 2005 and co-portfolio manager for Mutual International Fund since its May 2009 inception. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund's former manager.


                                Annual Report | 9

Performance Summary as of 12/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS Z (SYMBOL: MDISX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$4.49    $27.03     $22.54
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.3005
Short-Term Capital Gain           $0.0078
   TOTAL                          $0.3083

CLASS A (SYMBOL: TEDIX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$4.42    $26.72     $22.30
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.2276
Short-Term Capital Gain           $0.0078
   TOTAL                          $0.2354

CLASS B (SYMBOL: TEDBX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$4.35    $26.24     $21.89
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.0373
Short-Term Capital Gain           $0.0078
   TOTAL                          $0.0451

CLASS C (SYMBOL: TEDSX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$4.37    $26.53     $22.16
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.0685
Short-Term Capital Gain           $0.0078
   TOTAL                          $0.0763

CLASS R (SYMBOL: TEDRX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$4.38    $26.50     $22.12
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.1917
Short-Term Capital Gain           $0.0078
   TOTAL                          $0.1995


                               10 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z(1)                                      1-YEAR    5-YEAR         10-YEAR
----------                                     -------   -------   ------------------
Cumulative Total Return(2)                      +21.31%   +41.63%       +130.65%
Average Annual Total Return(3)                  +21.31%    +7.21%         +8.72%
Value of $10,000 Investment(4)                 $12,131   $14,163        $23,065
   Total Annual Operating Expenses(5)   1.02%

CLASS A(1)                                      1-YEAR    5-YEAR         10-YEAR
----------                                     -------   -------   ------------------
Cumulative Total Return(2)                      +20.89%   +39.39%       +123.15%
Average Annual Total Return(3)                  +13.94%    +5.61%         +7.72%
Value of $10,000 Investment(4)                 $11,394   $13,137        $21,033
   Total Annual Operating Expenses(5)   1.30%

CLASS B(1)                                      1-YEAR    5-YEAR         10-YEAR
----------                                     -------   -------   ------------------
Cumulative Total Return(2)                      +20.08%   +34.73%       +111.69%
Average Annual Total Return(3)                  +16.08%    +5.83%         +7.79%
Value of $10,000 Investment(4)                 $11,608   $13,273        $21,169
   Total Annual Operating Expenses(5)   2.02%

CLASS C(1)                                      1-YEAR    5-YEAR         10-YEAR
----------                                     -------   -------   ------------------
Cumulative Total Return(2)                      +20.07%   +34.74%       +108.81%
Average Annual Total Return(3)                  +19.07%    +6.15%         +7.64%
Value of $10,000 Investment(4)                 $11,907   $13,474        $20,881
   Total Annual Operating Expenses(5)   2.01%

CLASS R                                         1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                        -------   -------   ------------------
Cumulative Total Return(2)                      +20.72%   +38.12%        +94.43%
Average Annual Total Return(3)                  +20.72%    +6.67%         +8.67%
Value of $10,000 Investment(4)                 $12,072   $13,812        $19,443
   Total Annual Operating Expenses(5)   1.52%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO
FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

                           AVERAGE ANNUAL TOTAL RETURN

CLASS Z(1)   12/31/09
----------   --------
1-Year        +21.31%
5-Year         +7.21%
10-Year        +8.72%

                          CLASS Z (1/1/00-12/31/09)(1)

                               (PERFORMANCE GRAPH)

             MUTUAL GLOBAL DISCOVERY
   DATE         FUND - CLASS Z(1)       S&P 500 INDEX   MSCI WORLD INDEX
   ----      ------------------------   -------------   ----------------
  1/1/2000            $10,000              $10,000          $10,000
 1/31/2000            $ 9,962              $ 9,498          $ 9,428
 2/29/2000            $10,280              $ 9,318          $ 9,455
 3/31/2000            $10,720              $10,229          $10,110
 4/30/2000            $10,602              $ 9,922          $ 9,683
 5/31/2000            $10,664              $ 9,718          $ 9,439
 6/30/2000            $10,694              $ 9,958          $ 9,759
 7/31/2000            $10,831              $ 9,802          $ 9,485
 8/31/2000            $11,151              $10,411          $ 9,795
 9/30/2000            $11,039              $ 9,861          $ 9,275
10/31/2000            $11,125              $ 9,819          $ 9,121
11/30/2000            $10,938              $ 9,045          $ 8,568
12/31/2000            $11,259              $ 9,090          $ 8,708
 1/31/2001            $11,604              $ 9,412          $ 8,877
 2/28/2001            $11,604              $ 8,554          $ 8,128
 3/31/2001            $11,259              $ 8,012          $ 7,596
 4/30/2001            $11,586              $ 8,635          $ 8,159
 5/31/2001            $11,937              $ 8,692          $ 8,058
 6/30/2001            $11,993              $ 8,481          $ 7,806
 7/31/2001            $11,969              $ 8,397          $ 7,704
 8/31/2001            $11,848              $ 7,872          $ 7,335
 9/30/2001            $10,841              $ 7,236          $ 6,690
10/31/2001            $10,871              $ 7,374          $ 6,819
11/30/2001            $11,149              $ 7,940          $ 7,223
12/31/2001            $11,402              $ 8,009          $ 7,270
 1/31/2002            $11,439              $ 7,892          $ 7,050
 2/28/2002            $11,552              $ 7,740          $ 6,990
 3/31/2002            $11,935              $ 8,031          $ 7,301
 4/30/2002            $12,141              $ 7,544          $ 7,055
 5/31/2002            $12,235              $ 7,489          $ 7,072
 6/30/2002            $11,485              $ 6,955          $ 6,644
 7/31/2002            $10,727              $ 6,413          $ 6,085
 8/31/2002            $10,835              $ 6,455          $ 6,098
 9/30/2002            $10,267              $ 5,754          $ 5,428
10/31/2002            $10,305              $ 6,260          $ 5,830
11/30/2002            $10,456              $ 6,629          $ 6,146
12/31/2002            $10,369              $ 6,239          $ 5,849
 1/31/2003            $10,196              $ 6,076          $ 5,672
 2/28/2003            $ 9,920              $ 5,985          $ 5,575
 3/31/2003            $ 9,965              $ 6,043          $ 5,560
 4/30/2003            $10,728              $ 6,540          $ 6,056
 5/31/2003            $11,332              $ 6,885          $ 6,405
 6/30/2003            $11,524              $ 6,973          $ 6,519
 7/31/2003            $11,666              $ 7,096          $ 6,652
 8/31/2003            $12,015              $ 7,234          $ 6,798
 9/30/2003            $12,080              $ 7,157          $ 6,841
10/31/2003            $12,596              $ 7,562          $ 7,248
11/30/2003            $13,035              $ 7,629          $ 7,360
12/31/2003            $13,640              $ 8,029          $ 7,824
 1/31/2004            $13,811              $ 8,176          $ 7,951
 2/29/2004            $14,250              $ 8,290          $ 8,087
 3/31/2004            $14,198              $ 8,165          $ 8,036
 4/30/2004            $13,955              $ 8,037          $ 7,876
 5/31/2004            $13,948              $ 8,147          $ 7,953
 6/30/2004            $14,214              $ 8,305          $ 8,120
 7/31/2004            $14,069              $ 8,030          $ 7,857
 8/31/2004            $14,161              $ 8,063          $ 7,895
 9/30/2004            $14,544              $ 8,150          $ 8,047
10/31/2004            $14,841              $ 8,275          $ 8,246
11/30/2004            $15,692              $ 8,610          $ 8,682
12/31/2004            $16,285              $ 8,902          $ 9,016
 1/31/2005            $15,923              $ 8,685          $ 8,815
 2/28/2005            $16,608              $ 8,868          $ 9,098
 3/31/2005            $16,467              $ 8,711          $ 8,926
 4/30/2005            $16,339              $ 8,546          $ 8,737
 5/31/2005            $16,688              $ 8,818          $ 8,899
 6/30/2005            $17,048              $ 8,830          $ 8,980
 7/31/2005            $17,630              $ 9,159          $ 9,296
 8/31/2005            $17,697              $ 9,075          $ 9,370
 9/30/2005            $18,198              $ 9,149          $ 9,616
10/31/2005            $17,630              $ 8,996          $ 9,385
11/30/2005            $18,184              $ 9,337          $ 9,703
12/31/2005            $18,842              $ 9,340          $ 9,920
 1/31/2006            $19,487              $ 9,587          $10,365
 2/28/2006            $19,960              $ 9,613          $10,354
 3/31/2006            $20,714              $ 9,733          $10,586
 4/30/2006            $20,893              $ 9,863          $10,913
 5/31/2006            $20,362              $ 9,580          $10,550
 6/30/2006            $20,406              $ 9,593          $10,552
 7/31/2006            $20,597              $ 9,652          $10,620
 8/31/2006            $21,145              $ 9,881          $10,901
 9/30/2006            $21,349              $10,136          $11,034
10/31/2006            $22,029              $10,466          $11,441
11/30/2006            $22,533              $10,665          $11,727
12/31/2006            $23,255              $10,815          $11,969
 1/31/2007            $23,912              $10,978          $12,113
 2/28/2007            $23,736              $10,764          $12,055
 3/31/2007            $24,431              $10,884          $12,280
 4/30/2007            $25,431              $11,366          $12,829
 5/31/2007            $26,317              $11,763          $13,201
 6/30/2007            $26,254              $11,567          $13,104
 7/31/2007            $25,718              $11,209          $12,817
 8/31/2007            $25,390              $11,377          $12,813
 9/30/2007            $26,055              $11,802          $13,426
10/31/2007            $26,598              $11,990          $13,841
11/30/2007            $25,879              $11,489          $13,281
12/31/2007            $25,889              $11,409          $13,114
 1/31/2008            $24,070              $10,725          $12,115
 2/29/2008            $24,125              $10,376          $12,050
 3/31/2008            $23,958              $10,332          $11,941
 4/30/2008            $24,772              $10,835          $12,578
 5/31/2008            $24,987              $10,975          $12,786
 6/30/2008            $23,336              $10,050          $11,770
 7/31/2008            $22,969              $ 9,965          $11,486
 8/31/2008            $23,009              $10,109          $11,330
 9/30/2008            $21,665              $ 9,209          $ 9,987
10/31/2008            $19,369              $ 7,662          $ 8,096
11/30/2008            $18,815              $ 7,112          $ 7,578
12/31/2008            $19,014              $ 7,188          $ 7,825
 1/31/2009            $18,811              $ 6,582          $ 7,141
 2/28/2009            $18,297              $ 5,881          $ 6,415
 3/31/2009            $18,676              $ 6,396          $ 6,903
 4/30/2009            $19,537              $ 7,009          $ 7,684
 5/31/2009            $20,338              $ 7,401          $ 8,390
 6/30/2009            $20,490              $ 7,415          $ 8,356
 7/31/2009            $21,426              $ 7,976          $ 9,066
 8/31/2009            $21,764              $ 8,264          $ 9,444
 9/30/2009            $22,429              $ 8,573          $ 9,824
10/31/2009            $22,311              $ 8,413          $ 9,651
11/30/2009            $22,462              $ 8,918          $10,050
12/31/2009            $23,065              $ 9,090          $10,234

                          AVERAGE ANNUAL TOTAL RETURN

CLASS A(1)   12/31/09
----------   --------
1-Year        +13.94%
5-Year         +5.61%
10-Year        +7.72%

                          CLASS A (1/1/00-12/31/09)(1)

                               (PERFORMANCE GRAPH)

             MUTUAL GLOBAL DISCOVERY
   DATE         FUND - CLASS A(1)       S&P 500 INDEX   MSCI WORLD INDEX
   ----      ------------------------   -------------   ----------------
  1/1/2000            $ 9,425              $10,000          $10,000
 1/31/2000            $ 9,385              $ 9,498          $ 9,428
 2/29/2000            $ 9,686              $ 9,318          $ 9,455
 3/31/2000            $10,099              $10,229          $10,110
 4/30/2000            $ 9,982              $ 9,922          $ 9,683
 5/31/2000            $10,040              $ 9,718          $ 9,439
 6/30/2000            $10,065              $ 9,958          $ 9,759
 7/31/2000            $10,190              $ 9,802          $ 9,485
 8/31/2000            $10,488              $10,411          $ 9,795
 9/30/2000            $10,377              $ 9,861          $ 9,275
10/31/2000            $10,459              $ 9,819          $ 9,121
11/30/2000            $10,276              $ 9,045          $ 8,568
12/31/2000            $10,581              $ 9,090          $ 8,708
 1/31/2001            $10,902              $ 9,412          $ 8,877
 2/28/2001            $10,896              $ 8,554          $ 8,128
 3/31/2001            $10,565              $ 8,012          $ 7,596
 4/30/2001            $10,868              $ 8,635          $ 8,159
 5/31/2001            $11,194              $ 8,692          $ 8,058
 6/30/2001            $11,243              $ 8,481          $ 7,806
 7/31/2001            $11,220              $ 8,397          $ 7,704
 8/31/2001            $11,107              $ 7,872          $ 7,335
 9/30/2001            $10,155              $ 7,236          $ 6,690
10/31/2001            $10,184              $ 7,374          $ 6,819
11/30/2001            $10,440              $ 7,940          $ 7,223
12/31/2001            $10,673              $ 8,009          $ 7,270
 1/31/2002            $10,709              $ 7,892          $ 7,050
 2/28/2002            $10,809              $ 7,740          $ 6,990
 3/31/2002            $11,163              $ 8,031          $ 7,301
 4/30/2002            $11,352              $ 7,544          $ 7,055
 5/31/2002            $11,435              $ 7,489          $ 7,072
 6/30/2002            $10,730              $ 6,955          $ 6,644
 7/31/2002            $10,023              $ 6,413          $ 6,085
 8/31/2002            $10,118              $ 6,455          $ 6,098
 9/30/2002            $ 9,584              $ 5,754          $ 5,428
10/31/2002            $ 9,619              $ 6,260          $ 5,830
11/30/2002            $ 9,756              $ 6,629          $ 6,146
12/31/2002            $ 9,671              $ 6,239          $ 5,849
 1/31/2003            $ 9,509              $ 6,076          $ 5,672
 2/28/2003            $ 9,250              $ 5,985          $ 5,575
 3/31/2003            $ 9,292              $ 6,043          $ 5,560
 4/30/2003            $ 9,997              $ 6,540          $ 6,056
 5/31/2003            $10,557              $ 6,885          $ 6,405
 6/30/2003            $10,729              $ 6,973          $ 6,519
 7/31/2003            $10,862              $ 7,096          $ 6,652
 8/31/2003            $11,183              $ 7,234          $ 6,798
 9/30/2003            $11,244              $ 7,157          $ 6,841
10/31/2003            $11,716              $ 7,562          $ 7,248
11/30/2003            $12,122              $ 7,629          $ 7,360
12/31/2003            $12,682              $ 8,029          $ 7,824
 1/31/2004            $12,836              $ 8,176          $ 7,951
 2/29/2004            $13,235              $ 8,290          $ 8,087
 3/31/2004            $13,185              $ 8,165          $ 8,036
 4/30/2004            $12,958              $ 8,037          $ 7,876
 5/31/2004            $12,952              $ 8,147          $ 7,953
 6/30/2004            $13,191              $ 8,305          $ 8,120
 7/31/2004            $13,055              $ 8,030          $ 7,857
 8/31/2004            $13,136              $ 8,063          $ 7,895
 9/30/2004            $13,487              $ 8,150          $ 8,047
10/31/2004            $13,753              $ 8,275          $ 8,246
11/30/2004            $14,537              $ 8,610          $ 8,682
12/31/2004            $15,089              $ 8,902          $ 9,016
 1/31/2005            $14,744              $ 8,685          $ 8,815
 2/28/2005            $15,377              $ 8,868          $ 9,098
 3/31/2005            $15,239              $ 8,711          $ 8,926
 4/30/2005            $15,120              $ 8,546          $ 8,737
 5/31/2005            $15,434              $ 8,818          $ 8,899
 6/30/2005            $15,766              $ 8,830          $ 8,980
 7/31/2005            $16,296              $ 9,159          $ 9,296
 8/31/2005            $16,353              $ 9,075          $ 9,370
 9/30/2005            $16,814              $ 9,149          $ 9,616
10/31/2005            $16,284              $ 8,996          $ 9,385
11/30/2005            $16,788              $ 9,337          $ 9,703
12/31/2005            $17,397              $ 9,340          $ 9,920
 1/31/2006            $17,985              $ 9,587          $10,365
 2/28/2006            $18,412              $ 9,613          $10,354
 3/31/2006            $19,107              $ 9,733          $10,586
 4/30/2006            $19,261              $ 9,863          $10,913
 5/31/2006            $18,773              $ 9,580          $10,550
 6/30/2006            $18,810              $ 9,593          $10,552
 7/31/2006            $18,980              $ 9,652          $10,620
 8/31/2006            $19,477              $ 9,881          $10,901
 9/30/2006            $19,661              $10,136          $11,034
10/31/2006            $20,280              $10,466          $11,441
11/30/2006            $20,743              $10,665          $11,727
12/31/2006            $21,401              $10,815          $11,969
 1/31/2007            $21,997              $10,978          $12,113
 2/28/2007            $21,834              $10,764          $12,055
 3/31/2007            $22,466              $10,884          $12,280
 4/30/2007            $23,381              $11,366          $12,829
 5/31/2007            $24,183              $11,763          $13,201
 6/30/2007            $24,126              $11,567          $13,104
 7/31/2007            $23,629              $11,209          $12,817
 8/31/2007            $23,316              $11,377          $12,813
 9/30/2007            $23,920              $11,802          $13,426
10/31/2007            $24,411              $11,990          $13,841
11/30/2007            $23,743              $11,489          $13,281
12/31/2007            $23,747              $11,409          $13,114
 1/31/2008            $22,074              $10,725          $12,115
 2/29/2008            $22,126              $10,376          $12,050
 3/31/2008            $21,963              $10,332          $11,941
 4/30/2008            $22,703              $10,835          $12,578
 5/31/2008            $22,903              $10,975          $12,786
 6/30/2008            $21,379              $10,050          $11,770
 7/31/2008            $21,038              $ 9,965          $11,486
 8/31/2008            $21,068              $10,109          $11,330
 9/30/2008            $19,838              $ 9,209          $ 9,987
10/31/2008            $17,723              $ 7,662          $ 8,096
11/30/2008            $17,217              $ 7,112          $ 7,578
12/31/2008            $17,398              $ 7,188          $ 7,825
 1/31/2009            $17,211              $ 6,582          $ 7,141
 2/28/2009            $16,727              $ 5,881          $ 6,415
 3/31/2009            $17,078              $ 6,396          $ 6,903
 4/30/2009            $17,858              $ 7,009          $ 7,684
 5/31/2009            $18,592              $ 7,401          $ 8,390
 6/30/2009            $18,724              $ 7,415          $ 8,356
 7/31/2009            $19,567              $ 7,976          $ 9,066
 8/31/2009            $19,879              $ 8,264          $ 9,444
 9/30/2009            $20,470              $ 8,573          $ 9,824
10/31/2009            $20,361              $ 8,413          $ 9,651
11/30/2009            $20,502              $ 8,918          $10,050
12/31/2009            $21,033              $ 9,090          $10,234


                               12 | Annual Report

                          AVERAGE ANNUAL TOTAL RETURN

CLASS B(1)   12/31/09
----------   --------
1-Year         +16.08%
5-Year          +5.83%
10-Year         +7.79%

                          CLASS B (1/1/00-12/31/09)(1)

                               (PERFORMANCE GRAPH)

             MUTUAL GLOBAL DISCOVERY
   DATE         FUND - CLASS B(1)       S&P 500 INDEX   MSCI WORLD INDEX
   ----      ------------------------   -------------   ----------------
  1/1/2000            $10,000              $10,000          $10,000
 1/31/2000            $ 9,952              $ 9,498          $ 9,428
 2/29/2000            $10,263              $ 9,318          $ 9,455
 3/31/2000            $10,689              $10,229          $10,110
 4/30/2000            $10,565              $ 9,922          $ 9,683
 5/31/2000            $10,617              $ 9,718          $ 9,439
 6/30/2000            $10,638              $ 9,958          $ 9,759
 7/31/2000            $10,766              $ 9,802          $ 9,485
 8/31/2000            $11,073              $10,411          $ 9,795
 9/30/2000            $10,956              $ 9,861          $ 9,275
10/31/2000            $11,032              $ 9,819          $ 9,121
11/30/2000            $10,838              $ 9,045          $ 8,568
12/31/2000            $11,150              $ 9,090          $ 8,708
 1/31/2001            $11,478              $ 9,412          $ 8,877
 2/28/2001            $11,466              $ 8,554          $ 8,128
 3/31/2001            $11,120              $ 8,012          $ 7,596
 4/30/2001            $11,430              $ 8,635          $ 8,159
 5/31/2001            $11,765              $ 8,692          $ 8,058
 6/30/2001            $11,814              $ 8,481          $ 7,806
 7/31/2001            $11,778              $ 8,397          $ 7,704
 8/31/2001            $11,650              $ 7,872          $ 7,335
 9/30/2001            $10,651              $ 7,236          $ 6,690
10/31/2001            $10,676              $ 7,374          $ 6,819
11/30/2001            $10,936              $ 7,940          $ 7,223
12/31/2001            $11,174              $ 8,009          $ 7,270
 1/31/2002            $11,205              $ 7,892          $ 7,050
 2/28/2002            $11,305              $ 7,740          $ 6,990
 3/31/2002            $11,674              $ 8,031          $ 7,301
 4/30/2002            $11,861              $ 7,544          $ 7,055
 5/31/2002            $11,943              $ 7,489          $ 7,072
 6/30/2002            $11,199              $ 6,955          $ 6,644
 7/31/2002            $10,451              $ 6,413          $ 6,085
 8/31/2002            $10,551              $ 6,455          $ 6,098
 9/30/2002            $ 9,985              $ 5,754          $ 5,428
10/31/2002            $10,016              $ 6,260          $ 5,830
11/30/2002            $10,155              $ 6,629          $ 6,146
12/31/2002            $10,063              $ 6,239          $ 5,849
 1/31/2003            $ 9,885              $ 6,076          $ 5,672
 2/28/2003            $ 9,612              $ 5,985          $ 5,575
 3/31/2003            $ 9,650              $ 6,043          $ 5,560
 4/30/2003            $10,380              $ 6,540          $ 6,056
 5/31/2003            $10,951              $ 6,885          $ 6,405
 6/30/2003            $11,128              $ 6,973          $ 6,519
 7/31/2003            $11,256              $ 7,096          $ 6,652
 8/31/2003            $11,581              $ 7,234          $ 6,798
 9/30/2003            $11,639              $ 7,157          $ 6,841
10/31/2003            $12,124              $ 7,562          $ 7,248
11/30/2003            $12,539              $ 7,629          $ 7,360
12/31/2003            $13,104              $ 8,029          $ 7,824
 1/31/2004            $13,258              $ 8,176          $ 7,951
 2/29/2004            $13,664              $ 8,290          $ 8,087
 3/31/2004            $13,606              $ 8,165          $ 8,036
 4/30/2004            $13,361              $ 8,037          $ 7,876
 5/31/2004            $13,348              $ 8,147          $ 7,953
 6/30/2004            $13,587              $ 8,305          $ 8,120
 7/31/2004            $13,438              $ 8,030          $ 7,857
 8/31/2004            $13,515              $ 8,063          $ 7,895
 9/30/2004            $13,872              $ 8,150          $ 8,047
10/31/2004            $14,137              $ 8,275          $ 8,246
11/30/2004            $14,940              $ 8,610          $ 8,682
12/31/2004            $15,492              $ 8,902          $ 9,016
 1/31/2005            $15,132              $ 8,685          $ 8,815
 2/28/2005            $15,773              $ 8,868          $ 9,098
 3/31/2005            $15,622              $ 8,711          $ 8,926
 4/30/2005            $15,492              $ 8,546          $ 8,737
 5/31/2005            $15,806              $ 8,818          $ 8,899
 6/30/2005            $16,138              $ 8,830          $ 8,980
 7/31/2005            $16,671              $ 9,159          $ 9,296
 8/31/2005            $16,724              $ 9,075          $ 9,370
 9/30/2005            $17,185              $ 9,149          $ 9,616
10/31/2005            $16,632              $ 8,996          $ 9,385
11/30/2005            $17,139              $ 9,337          $ 9,703
12/31/2005            $17,751              $ 9,340          $ 9,920
 1/31/2006            $18,341              $ 9,587          $10,365
 2/28/2006            $18,765              $ 9,613          $10,354
 3/31/2006            $19,466              $ 9,733          $10,586
 4/30/2006            $19,612              $ 9,863          $10,913
 5/31/2006            $19,098              $ 9,580          $10,550
 6/30/2006            $19,125              $ 9,593          $10,552
 7/31/2006            $19,287              $ 9,652          $10,620
 8/31/2006            $19,783              $ 9,881          $10,901
 9/30/2006            $19,959              $10,136          $11,034
10/31/2006            $20,575              $10,466          $11,441
11/30/2006            $21,034              $10,665          $11,727
12/31/2006            $21,684              $10,815          $11,969
 1/31/2007            $22,278              $10,978          $12,113
 2/28/2007            $22,102              $10,764          $12,055
 3/31/2007            $22,726              $10,884          $12,280
 4/30/2007            $23,635              $11,366          $12,829
 5/31/2007            $24,442              $11,763          $13,201
 6/30/2007            $24,362              $11,567          $13,104
 7/31/2007            $23,848              $11,209          $12,817
 8/31/2007            $23,518              $11,377          $12,813
 9/30/2007            $24,113              $11,802          $13,426
10/31/2007            $24,597              $11,990          $13,841
11/30/2007            $23,907              $11,489          $13,281
12/31/2007            $23,901              $11,409          $13,114
 1/31/2008            $22,218              $10,725          $12,115
 2/29/2008            $22,270              $10,376          $12,050
 3/31/2008            $22,106              $10,332          $11,941
 4/30/2008            $22,851              $10,835          $12,578
 5/31/2008            $23,052              $10,975          $12,786
 6/30/2008            $21,518              $10,050          $11,770
 7/31/2008            $21,175              $ 9,965          $11,486
 8/31/2008            $21,205              $10,109          $11,330
 9/30/2008            $19,967              $ 9,209          $ 9,987
10/31/2008            $17,838              $ 7,662          $ 8,096
11/30/2008            $17,329              $ 7,112          $ 7,578
12/31/2008            $17,511              $ 7,188          $ 7,825
 1/31/2009            $17,323              $ 6,582          $ 7,141
 2/28/2009            $16,836              $ 5,881          $ 6,415
 3/31/2009            $17,189              $ 6,396          $ 6,903
 4/30/2009            $17,974              $ 7,009          $ 7,684
 5/31/2009            $18,713              $ 7,401          $ 8,390
 6/30/2009            $18,846              $ 7,415          $ 8,356
 7/31/2009            $19,694              $ 7,976          $ 9,066
 8/31/2009            $20,008              $ 8,264          $ 9,444
 9/30/2009            $20,604              $ 8,573          $ 9,824
10/31/2009            $20,494              $ 8,413          $ 9,651
11/30/2009            $20,635              $ 8,918          $10,050
12/31/2009            $21,169              $ 9,090          $10,234

                          AVERAGE ANNUAL TOTAL RETURN

CLASS C(1)   12/31/09
----------   --------
1-Year        +19.07%
5-Year         +6.15%
10-Year        +7.64%

                          CLASS C (1/1/00-12/31/09)(1)

                               (PERFORMANCE GRAPH)

             MUTUAL GLOBAL DISCOVERY
   DATE         FUND - CLASS C(1)       S&P 500 INDEX   MSCI WORLD INDEX
   ----      ------------------------   -------------   ----------------
  1/1/2000            $10,000              $10,000          $10,000
 1/31/2000            $ 9,957              $ 9,498          $ 9,428
 2/29/2000            $10,267               $9,318          $ 9,455
 3/31/2000            $10,697              $10,229          $10,110
 4/30/2000            $10,573              $ 9,922          $ 9,683
 5/31/2000            $10,625              $ 9,718          $ 9,439
 6/30/2000            $10,644              $ 9,958          $ 9,759
 7/31/2000            $10,771              $ 9,802          $ 9,485
 8/31/2000            $11,077              $10,411          $ 9,795
 9/30/2000            $10,960              $ 9,861          $ 9,275
10/31/2000            $11,037              $ 9,819          $ 9,121
11/30/2000            $10,843              $ 9,045          $ 8,568
12/31/2000            $11,153              $ 9,090          $ 8,708
 1/31/2001            $11,486              $ 9,412          $ 8,877
 2/28/2001            $11,474              $ 8,554          $ 8,128
 3/31/2001            $11,123              $ 8,012          $ 7,596
 4/30/2001            $11,438              $ 8,635          $ 8,159
 5/31/2001            $11,771              $ 8,692          $ 8,058
 6/30/2001            $11,817              $ 8,481          $ 7,806
 7/31/2001            $11,787              $ 8,397          $ 7,704
 8/31/2001            $11,654              $ 7,872          $ 7,335
 9/30/2001            $10,655              $ 7,236          $ 6,690
10/31/2001            $10,679              $ 7,374          $ 6,819
11/30/2001            $10,938              $ 7,940          $ 7,223
12/31/2001            $11,181              $ 8,009          $ 7,270
 1/31/2002            $11,212              $ 7,892          $ 7,050
 2/28/2002            $11,311              $ 7,740          $ 6,990
 3/31/2002            $11,677              $ 8,031          $ 7,301
 4/30/2002            $11,863              $ 7,544          $ 7,055
 5/31/2002            $11,950              $ 7,489          $ 7,072
 6/30/2002            $11,204              $ 6,955          $ 6,644
 7/31/2002            $10,455              $ 6,413          $ 6,085
 8/31/2002            $10,555              $ 6,455          $ 6,098
 9/30/2002            $ 9,994              $ 5,754          $ 5,428
10/31/2002            $10,019              $ 6,260          $ 5,830
11/30/2002            $10,162              $ 6,629          $ 6,146
12/31/2002            $10,066              $ 6,239          $ 5,849
 1/31/2003            $ 9,890              $ 6,076          $ 5,672
 2/28/2003            $ 9,619              $ 5,985          $ 5,575
 3/31/2003            $ 9,651              $ 6,043          $ 5,560
 4/30/2003            $10,380              $ 6,540          $ 6,056
 5/31/2003            $10,958              $ 6,885          $ 6,405
 6/30/2003            $11,131              $ 6,973          $ 6,519
 7/31/2003            $11,258              $ 7,096          $ 6,652
 8/31/2003            $11,586              $ 7,234          $ 6,798
 9/30/2003            $11,643              $ 7,157          $ 6,841
10/31/2003            $12,130              $ 7,562          $ 7,248
11/30/2003            $12,540              $ 7,629          $ 7,360
12/31/2003            $13,115              $ 8,029          $ 7,824
 1/31/2004            $13,268              $ 8,176          $ 7,951
 2/29/2004            $13,675              $ 8,290          $ 8,087
 3/31/2004            $13,612              $ 8,165          $ 8,036
 4/30/2004            $13,370              $ 8,037          $ 7,876
 5/31/2004            $13,357              $ 8,147          $ 7,953
 6/30/2004            $13,598              $ 8,305          $ 8,120
 7/31/2004            $13,450              $ 8,030          $ 7,857
 8/31/2004            $13,527              $ 8,063          $ 7,895
 9/30/2004            $13,879              $ 8,150          $ 8,047
10/31/2004            $14,148              $ 8,275          $ 8,246
11/30/2004            $14,942              $ 8,610          $ 8,682
12/31/2004            $15,497              $ 8,902          $ 9,016
 1/31/2005            $15,135              $ 8,685          $ 8,815
 2/28/2005            $15,782              $ 8,868          $ 9,098
 3/31/2005            $15,633              $ 8,711          $ 8,926
 4/30/2005            $15,497              $ 8,546          $ 8,737
 5/31/2005            $15,814              $ 8,818          $ 8,899
 6/30/2005            $16,143              $ 8,830          $ 8,980
 7/31/2005            $16,677              $ 9,159          $ 9,296
 8/31/2005            $16,729              $ 9,075          $ 9,370
 9/30/2005            $17,191              $ 9,149          $ 9,616
10/31/2005            $16,638              $ 8,996          $ 9,385
11/30/2005            $17,145              $ 9,337          $ 9,703
12/31/2005            $17,754              $ 9,340          $ 9,920
 1/31/2006            $18,351              $ 9,587          $10,365
 2/28/2006            $18,776              $ 9,613          $10,354
 3/31/2006            $19,468              $ 9,733          $10,586
 4/30/2006            $19,619              $ 9,863          $10,913
 5/31/2006            $19,105              $ 9,580          $10,550
 6/30/2006            $19,133              $ 9,593          $10,552
 7/31/2006            $19,294              $ 9,652          $10,620
 8/31/2006            $19,790              $ 9,881          $10,901
 9/30/2006            $19,964              $10,136          $11,034
10/31/2006            $20,586              $10,466          $11,441
11/30/2006            $21,040              $10,665          $11,727
12/31/2006            $21,689              $10,815          $11,969
 1/31/2007            $22,283              $10,978          $12,113
 2/28/2007            $22,109              $10,764          $12,055
 3/31/2007            $22,740              $10,884          $12,280
 4/30/2007            $23,646              $11,366          $12,829
 5/31/2007            $24,450              $11,763          $13,201
 6/30/2007            $24,373              $11,567          $13,104
 7/31/2007            $23,859              $11,209          $12,817
 8/31/2007            $23,525              $11,377          $12,813
 9/30/2007            $24,127              $11,802          $13,426
10/31/2007            $24,605              $11,990          $13,841
11/30/2007            $23,917              $11,489          $13,281
12/31/2007            $23,910              $11,409          $13,114
 1/31/2008            $22,206              $10,725          $12,115
 2/29/2008            $22,243              $10,376          $12,050
 3/31/2008            $22,070              $10,332          $11,941
 4/30/2008            $22,799              $10,835          $12,578
 5/31/2008            $22,987              $10,975          $12,786
 6/30/2008            $21,447              $10,050          $11,770
 7/31/2008            $21,087              $ 9,965          $11,486
 8/31/2008            $21,109              $10,109          $11,330
 9/30/2008            $19,863              $ 9,209          $ 9,987
10/31/2008            $17,741              $ 7,662          $ 8,096
11/30/2008            $17,220              $ 7,112          $ 7,578
12/31/2008            $17,391              $ 7,188          $ 7,825
 1/31/2009            $17,195              $ 6,582          $ 7,141
 2/28/2009            $16,708              $ 5,881          $ 6,415
 3/31/2009            $17,038              $ 6,396          $ 6,903
 4/30/2009            $17,807              $ 7,009          $ 7,684
 5/31/2009            $18,529              $ 7,401          $ 8,390
 6/30/2009            $18,646              $ 7,415          $ 8,356
 7/31/2009            $19,478              $ 7,976          $ 9,066
 8/31/2009            $19,777              $ 8,264          $ 9,444
 9/30/2009            $20,356              $ 8,573          $ 9,824
10/31/2009            $20,230              $ 8,413          $ 9,651
11/30/2009            $20,356              $ 8,918          $10,050
12/31/2009            $20,881              $ 9,090          $10,234


                               Annual Report | 13

                           AVERAGE ANNUAL TOTAL RETURN

CLASS R                    12/31/09
-------                    --------
1-Year                      +20.72%
5-Year                       +6.67%
Since Inception (1/1/02)     +8.67%

                            CLASS R (1/1/02-12/31/09)

                               (PERFORMANCE GRAPH)

                   MUTUAL GLOBAL
   DATE      DISCOVERY FUND - CLASS R   S&P 500 INDEX   MSCI WORLD INDEX
   ----      ------------------------   -------------   ----------------
  1/1/2002            $10,000              $10,000          $10,000
 1/31/2002            $10,033              $ 9,854          $ 9,698
 2/28/2002            $10,127              $ 9,664          $ 9,616
 3/31/2002            $10,459              $10,027          $10,043
 4/30/2002            $10,630              $ 9,420          $ 9,705
 5/31/2002            $10,708              $ 9,350          $ 9,728
 6/30/2002            $10,050              $ 8,684          $ 9,140
 7/31/2002            $ 9,382              $ 8,007          $ 8,370
 8/31/2002            $ 9,471              $ 8,060          $ 8,388
 9/30/2002            $ 8,970              $ 7,184          $ 7,467
10/31/2002            $ 9,004              $ 7,816          $ 8,020
11/30/2002            $ 9,132              $ 8,276          $ 8,454
12/31/2002            $ 9,051              $ 7,790          $ 8,046
 1/31/2003            $ 8,893              $ 7,586          $ 7,803
 2/28/2003            $ 8,655              $ 7,472          $ 7,669
 3/31/2003            $ 8,689              $ 7,545          $ 7,648
 4/30/2003            $ 9,351              $ 8,166          $ 8,331
 5/31/2003            $ 9,871              $ 8,596          $ 8,811
 6/30/2003            $10,033              $ 8,706          $ 8,967
 7/31/2003            $10,153              $ 8,859          $ 9,151
 8/31/2003            $10,454              $ 9,032          $ 9,351
 9/30/2003            $10,505              $ 8,936          $ 9,410
10/31/2003            $10,949              $ 9,442          $ 9,970
11/30/2003            $11,324              $ 9,525          $10,125
12/31/2003            $11,845              $10,024          $10,762
 1/31/2004            $11,989              $10,208          $10,937
 2/29/2004            $12,364              $10,350          $11,124
 3/31/2004            $12,312              $10,194          $11,055
 4/30/2004            $12,099              $10,034          $10,835
 5/31/2004            $12,093              $10,172          $10,941
 6/30/2004            $12,316              $10,370          $11,170
 7/31/2004            $12,189              $10,026          $10,808
 8/31/2004            $12,258              $10,067          $10,860
 9/30/2004            $12,589              $10,176          $11,069
10/31/2004            $12,838              $10,332          $11,343
11/30/2004            $13,568              $10,750          $11,944
12/31/2004            $14,076              $11,115          $12,403
 1/31/2005            $13,753              $10,844          $12,126
 2/28/2005            $14,341              $11,073          $12,516
 3/31/2005            $14,211              $10,877          $12,278
 4/30/2005            $14,100              $10,670          $12,019
 5/31/2005            $14,394              $11,010          $12,242
 6/30/2005            $14,699              $11,025          $12,353
 7/31/2005            $15,190              $11,435          $12,788
 8/31/2005            $15,243              $11,331          $12,890
 9/30/2005            $15,669              $11,423          $13,228
10/31/2005            $15,178              $11,232          $12,910
11/30/2005            $15,646              $11,657          $13,347
12/31/2005            $16,207              $11,661          $13,646
 1/31/2006            $16,751              $11,970          $14,258
 2/28/2006            $17,152              $12,003          $14,243
 3/31/2006            $17,791              $12,152          $14,563
 4/30/2006            $17,935              $12,315          $15,013
 5/31/2006            $17,478              $11,961          $14,513
 6/30/2006            $17,510              $11,977          $14,515
 7/31/2006            $17,664              $12,051          $14,609
 8/31/2006            $18,123              $12,338          $14,995
 9/30/2006            $18,289              $12,655          $15,179
10/31/2006            $18,870              $13,068          $15,739
11/30/2006            $19,291              $13,316          $16,132
12/31/2006            $19,898              $13,503          $16,465
 1/31/2007            $20,450              $13,707          $16,662
 2/28/2007            $20,297              $13,439          $16,582
 3/31/2007            $20,882              $13,590          $16,893
 4/30/2007            $21,726              $14,192          $17,648
 5/31/2007            $22,477              $14,687          $18,160
 6/30/2007            $22,408              $14,443          $18,026
 7/31/2007            $21,949              $13,995          $17,631
 8/31/2007            $21,656              $14,205          $17,625
 9/30/2007            $22,215              $14,736          $18,469
10/31/2007            $22,667              $14,970          $19,040
11/30/2007            $22,042              $14,345          $18,270
12/31/2007            $22,039              $14,245          $18,040
 1/31/2008            $20,483              $13,391          $16,665
 2/29/2008            $20,524              $12,956          $16,577
 3/31/2008            $20,372              $12,900          $16,426
 4/30/2008            $21,057              $13,528          $17,302
 5/31/2008            $21,237              $13,703          $17,588
 6/30/2008            $19,825              $12,548          $16,191
 7/31/2008            $19,500              $12,442          $15,800
 8/31/2008            $19,528              $12,622          $15,585
 9/30/2008            $18,382              $11,498          $13,738
10/31/2008            $16,419              $ 9,567          $11,137
11/30/2008            $15,945              $ 8,880          $10,424
12/31/2008            $16,105              $ 8,975          $10,764
 1/31/2009            $15,938              $ 8,218          $ 9,824
 2/28/2009            $15,487              $ 7,343          $ 8,825
 3/31/2009            $15,807              $ 7,986          $ 9,496
 4/30/2009            $16,520              $ 8,751          $10,570
 5/31/2009            $17,198              $ 9,240          $11,541
 6/30/2009            $17,321              $ 9,259          $11,494
 7/31/2009            $18,100              $ 9,959          $12,471
 8/31/2009            $18,384              $10,318          $12,991
 9/30/2009            $18,929              $10,703          $13,514
10/31/2009            $18,820              $10,505          $13,276
11/30/2009            $18,944              $11,135          $13,825
12/31/2009            $19,443              $11,350          $14,078

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS INCLUDING CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. SMALLER COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S INVESTMENTS IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS ALSO INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS. THE FUND MAY INVEST IN LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


                               14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 7/1/09      VALUE 12/31/09   PERIOD* 7/1/09-12/31/09
                                           -----------------   --------------   -----------------------
CLASS Z
Actual                                           $1,000           $1,125.70             $ 5.95
Hypothetical (5% return before expenses)         $1,000           $1,019.61             $ 5.65

CLASS A
Actual                                           $1,000           $1,123.30             $ 7.60
Hypothetical (5% return before expenses)         $1,000           $1,018.05             $ 7.22

CLASS B
Actual                                           $1,000           $1,120.00             $11.22
Hypothetical (5% return before expenses)         $1,000           $1,014.62             $10.66

CLASS C
Actual                                           $1,000           $1,119.90             $11.27
Hypothetical (5% return before expenses)         $1,000           $1,014.57             $10.71

CLASS R
Actual                                           $1,000           $1,122.40             $ 8.61
Hypothetical (5% return before expenses)         $1,000           $1,017.09             $ 8.19

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.11%; A: 1.42%; B: 2.10%; C: 2.11%; and R:
     1.61%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               16 | Annual Report

Mutual Global Discovery Fund

FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
CLASS Z                                                    2009            2008           2007           2006           2005
-------                                                 ----------      ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................  $    22.54      $    32.45     $    30.45     $    26.28     $    24.26
                                                        ----------      ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ..........................        0.18(c)         0.51           0.69           0.67           0.37
   Net realized and unrealized gains (losses) ........        4.62           (9.11)          2.76           5.36           3.43
                                                        ----------      ----------     ----------     ----------     ----------
Total from investment operations .....................        4.80           (8.60)          3.45           6.03           3.80
                                                        ----------      ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income .............................       (0.30)          (0.44)         (0.74)         (0.63)         (0.44)
   Net realized gains ................................       (0.01)          (0.87)         (0.71)         (1.23)         (1.34)
                                                        ----------      ----------     ----------     ----------     ----------
Total distributions ..................................       (0.31)          (1.31)         (1.45)         (1.86)         (1.78)
                                                        ----------      ----------     ----------     ----------     ----------
Redemption fees(d) ...................................          --              --(e)          --(e)          --(e)          --(e)
                                                        ----------      ----------     ----------     ----------     ----------
Net asset value, end of year .........................  $    27.03      $    22.54     $    32.45     $    30.45     $    26.28
                                                        ==========      ==========     ==========     ==========     ==========
Total return .........................................       21.31%         (26.55)%        11.32%         23.43%         15.70%
RATIOS TO AVERAGE NET ASSETS
Expenses(f, g) .......................................        1.12%           1.02%          1.01%          1.05%          1.07%
Expenses - excluding dividend expense on securities
   sold short(f) .....................................        1.03%           1.02%          1.01%          1.02%          1.04%
Net investment income ................................        0.75%(c)        1.81%          2.09%          2.28%          1.42%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................  $5,897,681      $3,490,622     $4,720,388     $3,923,802     $3,033,756
Portfolio turnover rate ..............................       37.26%          25.23%         25.12%         22.27%         25.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Mutual Global Discovery Fund

                                                                                YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
CLASS A                                                    2009            2008           2007           2006           2005
-------                                                 ----------      ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................  $    22.30      $    32.09     $    30.14     $    26.04     $    24.07
                                                        ----------      ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ..........................        0.11(c)         0.43           0.58           0.55           0.27
   Net realized and unrealized gains (losses) ........        4.55           (8.99)          2.73           5.34           3.41
                                                        ----------      ----------     ----------     ----------     ----------
Total from investment operations .....................        4.66           (8.56)          3.31           5.89           3.68
                                                        ----------      ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income .............................       (0.23)          (0.36)         (0.65)         (0.56)         (0.37)
   Net realized gains ................................       (0.01)          (0.87)         (0.71)         (1.23)         (1.34)
                                                        ----------      ----------     ----------     ----------     ----------
Total distributions ..................................       (0.24)          (1.23)         (1.36)         (1.79)         (1.71)
                                                        ----------      ----------     ----------     ----------     ----------
Redemption fees(d) ...................................          --              --(e)          --(e)          --(e)          --(e)
                                                        ----------      ----------     ----------     ----------     ----------
Net asset value, end of year .........................  $    26.72      $    22.30     $    32.09     $    30.14     $    26.04
                                                        ==========      ==========     ==========     ==========     ==========
Total return(f) ......................................       20.89%         (26.73)%        10.96%         23.02%         15.29%
RATIOS TO AVERAGE NET ASSETS
Expenses(g, h) .......................................        1.42%           1.30%          1.32%          1.36%          1.42%
Expenses - excluding dividend expense on securities
   sold short(g) .....................................        1.33%           1.30%          1.32%          1.33%          1.39%
Net investment income ................................        0.45%(c)        1.53%          1.78%          1.97%          1.07%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................  $7,259,737      $5,900,616     $8,913,527     $6,128,353     $3,545,288
Portfolio turnover rate ..............................       37.26%          25.23%         25.12%         22.27%         25.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.65%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Mutual Global Discovery Fund

                                                                                YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
CLASS B                                                    2009            2008           2007           2006           2005
-------                                                 ----------      ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................  $    21.89      $     31.46    $    29.55     $    25.57     $    23.67
                                                        ----------      ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income (loss)(b) ...................       (0.05)(c)        0.23           0.36           0.38           0.11
   Net realized and unrealized gains (losses) ........        4.45           (8.79)          2.67           5.19           3.33
                                                        ----------      ----------     ----------     ----------     ----------
Total from investment operations .....................        4.40           (8.56)          3.03           5.57           3.44
                                                        ----------      ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income .............................       (0.04)          (0.14)         (0.41)         (0.36)         (0.20)
   Net realized gains ................................       (0.01)          (0.87)         (0.71)         (1.23)         (1.34)
                                                        ----------      ----------     ----------     ----------     ----------
Total distributions ..................................       (0.05)          (1.01)         (1.12)         (1.59)         (1.54)
                                                        ----------      ----------     ----------     ----------     ----------
Redemption fees(d) ...................................          --              --(e)          --(e)          --(e)          --(e)
                                                        ----------      ----------     ----------     ----------     ----------
Net asset value, end of year .........................  $    26.24      $    21.89     $    31.46     $    29.55     $    25.57
                                                        ==========      ==========     ==========     ==========     ==========
Total return(f) ......................................       20.08%         (27.28)%        10.22%         22.16%         14.59%
RATIOS TO AVERAGE NET ASSETS
Expenses(g, h) .......................................        2.11%           2.02%          2.01%          2.05%          2.07%
Expenses - excluding dividend expense on securities
   sold short(g) .....................................        2.02%           2.02%          2.01%          2.02%          2.04%
Net investment income (loss) .........................       (0.24)%(c)       0.81%          1.09%          1.28%          0.42%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................  $  147,419      $  160,174     $  276,175     $  274,181     $  225,158
Portfolio turnover rate ..............................       37.26%          25.23%         25.12%         22.27%         25.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been (0.04)%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Mutual Global Discovery Fund

                                                                                YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
CLASS C                                                    2009            2008           2007           2006           2005
-------                                                 ----------      ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................  $    22.16      $    31.84     $    29.23     $    25.90     $    23.97
                                                        ----------      ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income (loss)(b) ...................       (0.06)(c)        0.23           0.36           0.36           0.11
   Net realized and unrealized gains (losses) ........        4.51           (8.89)          2.70           5.28           3.38
                                                        ----------      ----------     ----------     ----------     ----------
Total from investment operations .....................        4.45           (8.66)          3.06           5.64           3.49
                                                        ----------      ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income .............................       (0.07)          (0.15)         (0.44)         (0.38)         (0.22)
   Net realized gains ................................       (0.01)          (0.87)         (0.71)         (1.23)         (1.34)
                                                        ----------      ----------     ----------     ----------     ----------
Total distributions ..................................       (0.08)          (1.02)         (1.15)         (1.61)         (1.56)
                                                        ----------      ----------     ----------     ----------     ----------
Redemption fees(d) ...................................          --              --(e)          --(e)          --(e)          --(e)
                                                        ----------      ----------     ----------     ----------     ----------
Net asset value, end of year .........................  $    26.53      $    22.16     $    31.84     $    29.93     $    25.90
                                                        ==========      ==========     ==========     ==========     ==========
Total return(f) ......................................       20.07%         (27.27)%        10.24%         22.17%         14.56%
RATIOS TO AVERAGE NET ASSETS
Expenses(g, h) .......................................        2.12%           2.01%          2.01%          2.05%          2.07%
Expenses - excluding dividend expense on securities
   sold short(g) .....................................        2.03%           2.01%          2.01%          2.02%          2.04%
Net investment income (loss) .........................       (0.25)%(c)       0.82%          1.09%          1.28%          0.42%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................  $2,460,205      $1,978,793     $3,075,593     $2,242,348     $1,435,702
Portfolio turnover rate ..............................       37.26%          25.23%         25.12%         22.27%         25.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been (0.05)%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Mutual Global Discovery Fund

                                                                                YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
CLASS R                                                    2009            2008           2007           2006           2005
-------                                                 ----------      ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................  $    22.12     $     31.85     $    29.23     $    25.88     $    23.94
                                                        ----------      ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ..........................        0.06(c)         0.36           0.51           0.50           0.22
   Net realized and unrealized gains (losses) ........        4.52           (8.92)          2.72           5.29           3.40
                                                        ----------      ----------     ----------     ----------     ----------
Total from investment operations .....................        4.58           (8.56)          3.23           5.79           3.62
                                                        ----------      ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income .............................       (0.19)          (0.30)         (0.60)         (0.51)         (0.34)
   Net realized gains ................................       (0.01)          (0.87)         (0.71)         (1.23)         (1.34)
                                                        ----------      ----------     ----------     ----------     ----------
Total distributions ..................................       (0.20)          (1.17)         (1.31)         (1.74)         (1.68)
                                                        ----------      ----------     ----------     ----------     ----------
Redemption fees(d) ...................................          --              --(e)          --(e)          --(e)          --(e)
                                                        ----------      ----------     ----------     ----------     ----------
Net asset value, end of year .........................  $    26.50     $     22.12     $    31.85     $    29.93     $    25.88
                                                        ==========      ==========     ==========     ==========     ==========
Total return(f) ......................................       20.72%         (26.92)%        10.76%         22.78%         15.13%
RATIOS TO AVERAGE NET ASSETS
Expenses(g, h) .......................................        1.62%           1.52%          1.51%          1.55%          1.57%
Expenses - excluding dividend expense on securities
   sold short(g) .....................................        1.53%           1.52%          1.51%          1.52%          1.54%
Net investment income ................................        0.25%(c)        1.31%          1.59%          1.78%          0.92%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................  $  335,702      $  206,858     $  275,002     $  175,790     $   99,501
Portfolio turnover rate ..............................       37.26%          25.23%         25.12%         22.27%         25.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.45%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Mutual Global Discovery Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2009

                                                                                                  SHARES/WARRANTS/
                                                                                      COUNTRY         CONTRACTS           VALUE
                                                                                  --------------  ----------------  ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS 70.1%
             AIRLINES 0.0%(a)
      (b, c) Northwest Airlines Corp., Contingent Distribution .................   United States       69,160,000   $        43,571
                                                                                                                    ---------------
             AUTO COMPONENTS 0.1%
   (b, c, d) Collins & Aikman Products Co., Contingent Distribution ............   United States        1,967,769            19,678
   (b, c, d) Dana Holding Corp., Contingent Distribution .......................   United States       25,003,000                --
   (b, e, f) IACNA Investor LLC ................................................   United States          402,771             4,028
   (b, e, g) International Automotive Components Group Brazil LLC ..............      Brazil            3,819,425         4,283,179
(b, e, f, g) International Automotive Components Group Japan LLC ...............       Japan              650,533         2,491,518
   (b, e, g) International Automotive Components Group LLC .....................    Luxembourg         13,618,870         9,284,801
   (b, e, g) International Automotive Components Group NA LLC, A ...............   United States       11,533,276         3,510,152
                                                                                                                    ---------------
                                                                                                                         19,593,356
                                                                                                                    ---------------
             BEVERAGES 4.3%
             Brown-Forman Corp., A .............................................   United States          143,200         8,069,320
             Brown-Forman Corp., B .............................................   United States          525,362        28,143,643
             Carlsberg AS, A ...................................................      Denmark             113,300         8,532,890
             Carlsberg AS, B ...................................................      Denmark           4,089,551       302,093,469
             Dr. Pepper Snapple Group Inc. .....................................   United States        2,829,231        80,067,237
             Pernod Ricard SA ..................................................      France            3,106,378       266,397,305
                                                                                                                    ---------------
                                                                                                                        693,303,864
                                                                                                                    ---------------
             CAPITAL MARKETS 2.3%
             Deutsche Bank AG (EUR Traded) .....................................      Germany           1,384,391        98,252,022
             Deutsche Bank AG (USD Traded) .....................................      Germany              60,500         4,290,055
             Man Group PLC .....................................................  United Kingdom        9,099,670        45,241,190
             Morgan Stanley ....................................................   United States        3,219,620        95,300,752
         (b) UBS AG ............................................................    Switzerland         7,932,048       122,986,398
                                                                                                                    ---------------
                                                                                                                        366,070,417
                                                                                                                    ---------------
             CHEMICALS 0.8%
   (b, c, d) Dow Corning Corp., Contingent Distribution ........................   United States       14,735,153         2,857,538
             Sika AG ...........................................................    Switzerland            76,405       119,204,053
                                                                                                                    ---------------
                                                                                                                        122,061,591
                                                                                                                    ---------------
             COMMERCIAL BANKS 4.1%
             Barclays PLC ......................................................  United Kingdom       37,128,419       165,371,907
             BNP Paribas .......................................................      France            2,005,272       160,457,973
   (b, e, f) FE Capital Holdings Ltd. ..........................................       Japan               29,212                --
         (b) Intesa Sanpaolo SpA ...............................................       Italy           33,295,930       150,133,604
      (b, e) NCB Warrant Holdings Ltd., A ......................................       Japan              135,864                --
             Societe Generale, A ...............................................      France            1,667,588       116,847,026
             Wells Fargo & Co. .................................................   United States        2,599,000        70,147,010
                                                                                                                    ---------------
                                                                                                                        662,957,520
                                                                                                                    ---------------
             COMMERCIAL SERVICES & SUPPLIES 0.1%
         (b) Comdisco Holding Co. Inc. .........................................   United States              929             9,290
   (b, c, d) Comdisco Holding Co. Inc., Contingent Distribution ................   United States       37,660,000                --
             Fursys Inc. .......................................................    South Korea           547,260        13,375,563
                                                                                                                    ---------------
                                                                                                                         13,384,853
                                                                                                                    ---------------
             COMMUNICATIONS EQUIPMENT 0.4%
             Tandberg ASA ......................................................      Norway            2,413,770        68,710,243
                                                                                                                    ---------------


                               22 | Annual Report

Mutual Global Discovery Fund

                                                                                                  SHARES/WARRANTS/
                                                                                      COUNTRY         CONTRACTS           VALUE
                                                                                  --------------  ----------------  ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             COMPUTERS & PERIPHERALS 1.3%
      (b, e) DecisionOne Corp. .................................................   United States          359,884   $       597,407
      (b, e) DecisionOne Corp., wts., 6/08/17 ..................................   United States          197,603                --
         (b) Dell Inc. .........................................................   United States        1,677,860        24,094,070
         (b) Sun Microsystems Inc. .............................................   United States       19,384,440       181,632,203
                                                                                                                    ---------------
                                                                                                                        206,323,680
                                                                                                                    ---------------
             CONSTRUCTION MATERIALS 0.4%
             Ciments Francais SA ...............................................      France              336,743        35,670,279
             CRH PLC ...........................................................      Ireland              60,592         1,648,821
             Hanil Cement Co. Ltd. .............................................    South Korea           296,309        20,430,283
                                                                                                                    ---------------
                                                                                                                         57,749,383
                                                                                                                    ---------------
             CONSUMER FINANCE 0.1%
      (b, e) Cerberus CG Investor I LLC ........................................   United States        9,005,073         1,891,066
      (b, e) Cerberus CG Investor II LLC .......................................   United States        9,005,073         1,891,066
      (b, e) Cerberus CG Investor III LLC ......................................   United States        4,502,537           945,533
      (b, e) GMAC Inc. .........................................................   United States              822         9,065,037
                                                                                                                    ---------------
                                                                                                                         13,792,702
                                                                                                                    ---------------
             DIVERSIFIED FINANCIAL SERVICES 2.9%
             Bank of America Corp. .............................................   United States       10,437,270       157,185,286
         (b) CIT Group Inc. ....................................................   United States          909,062        25,099,202
             Deutsche Boerse AG ................................................      Germany           2,632,652       218,573,574
             Guinness Peat Group PLC ...........................................  United Kingdom       33,567,186        20,455,104
   (b, c, d) Marconi Corp., Contingent Distribution ............................  United Kingdom       33,909,700                --
   (b, e, f) North American Financial Holdings Inc., 144A ......................   United States        1,474,852        29,497,040
   (b, e, f) North American Financial Holdings Inc., 144A, non-voting ..........   United States          669,900        13,398,000
                                                                                                                    ---------------
                                                                                                                        464,208,206
                                                                                                                    ---------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 1.8%
      (b, e) AboveNet Inc. .....................................................   United States          733,402        47,700,466
      (b, e) AboveNet Inc., stock grant, grant price $10.475, expiration date
                9/09/13 ........................................................   United States              464           101,273
      (b, e) AboveNet Inc., stock grant, grant price $30, expiration date
                9/07/18 ........................................................   United States              100            14,016
      (b, e) AboveNet Inc., wts., 9/08/10 ......................................   United States           14,911         1,491,100
                Cable & Wireless PLC ...........................................  United Kingdom       24,248,611        55,382,943
   (b, c, d) Global Crossing Holdings Ltd., Contingent Distribution ............   United States       45,658,716                --
         (h) Koninklijke KPN NV ................................................    Netherlands        10,726,339       181,793,950
                                                                                                                    ---------------
                                                                                                                        286,483,748
                                                                                                                    ---------------
             ELECTRIC UTILITIES 1.0%
   (b, c, d) Calpine Corp., Contingent Distribution ............................   United States       12,095,000                --
                E.ON AG ........................................................      Germany           2,496,540       104,029,602
             Prime Infrastructure Group ........................................     Australia         14,532,996        53,860,089
                                                                                                                    ---------------
                                                                                                                        157,889,691
                                                                                                                    ---------------
             ENERGY EQUIPMENT & SERVICES 4.2%
             Bourbon SA ........................................................      France            1,134,754        42,801,457
         (b) BW Offshore Ltd. ..................................................      Norway           18,666,535        27,373,119
         (b) Compagnie Generale de Geophysique SA ..............................      France            2,902,660        62,034,342


                               Annual Report | 23

Mutual Global Discovery Fund

                                                                                                  SHARES/WARRANTS/
                                                                                      COUNTRY         CONTRACTS           VALUE
                                                                                  --------------  ----------------  ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             ENERGY EQUIPMENT & SERVICES (CONTINUED)
         (b) Dockwise Ltd. .....................................................      Norway              922,422   $    28,644,669
         (b) Petroleum Geo-Services ASA ........................................      Norway            1,796,568        20,611,375
         (b) Pride International Inc. ..........................................   United States        2,855,610        91,122,515
             Seadrill Ltd. .....................................................      Bermuda          10,795,821       275,650,664
         (b) Transocean Ltd. ...................................................   United States        1,544,674       127,899,007
                                                                                                                    ---------------
                                                                                                                        676,137,148
                                                                                                                    ---------------
             FOOD & STAPLES RETAILING 1.8%
             Carrefour SA ......................................................      France              689,735        33,134,500
             CVS Caremark Corp. ................................................   United States        7,773,940       250,398,607
             Koninklijke Ahold NV ..............................................    Netherlands           435,885         5,777,755
                                                                                                                    ---------------
                                                                                                                        289,310,862
                                                                                                                    ---------------
             FOOD PRODUCTS 9.5%
             Cadbury PLC .......................................................  United Kingdom       35,349,796       454,506,121
         (b) Cermaq ASA ........................................................      Norway              999,349         9,654,880
         (f) CSM NV ............................................................    Netherlands         4,229,160       111,239,152
         (h) Danone ............................................................      France            6,639,096       407,036,381
         (f) Farmer Brothers Co. ...............................................   United States          904,637        17,857,534
             Lotte Confectionery Co. Ltd. ......................................    South Korea            52,189        57,690,647
      (b, i) Marine Harvest ....................................................      Norway          178,709,281       130,446,306
             Nestle SA .........................................................    Switzerland         4,815,172       233,513,630
             Nong Shim Co. Ltd. ................................................    South Korea           210,569        44,964,244
         (b) Premier Foods PLC .................................................  United Kingdom       69,435,839        40,095,856
             Rieber & Son ASA ..................................................      Norway            3,605,065        25,499,908
                                                                                                                    ---------------
                                                                                                                      1,532,504,659
                                                                                                                    ---------------
             HEALTH CARE PROVIDERS & SERVICES 0.6%
             Rhoen-Klinikum AG .................................................      Germany           4,217,560       103,357,319
                                                                                                                    ---------------
             HOUSEHOLD DURABLES 0.1%
             Black & Decker Corp. ..............................................   United States          314,700        20,402,001
                                                                                                                    ---------------
             INDUSTRIAL CONGLOMERATES 3.6%
             Jardine Matheson Holdings Ltd. ....................................     Hong Kong          4,224,266       127,488,348
             Jardine Strategic Holdings Ltd. ...................................     Hong Kong          9,774,205       172,026,008
             Keppel Corp. Ltd. .................................................     Singapore         13,734,279        80,421,996
             Orkla ASA .........................................................      Norway           20,568,718       201,734,114
                                                                                                                    ---------------
                                                                                                                        581,670,466
                                                                                                                    ---------------
             INSURANCE 2.7%
             ACE Ltd. ..........................................................   United States          872,140        43,955,856
         (b) Alleghany Corp. ...................................................   United States           78,075        21,548,700
         (b) Berkshire Hathaway Inc., A ........................................   United States              853        84,617,600
         (b) Berkshire Hathaway Inc., B ........................................   United States           17,030        55,960,580
             E-L Financial Corp. Ltd. ..........................................      Canada              177,619        78,278,923
   (b, e, f) Imagine Group Holdings Ltd. .......................................      Bermuda           2,410,917        25,982,694
             Old Republic International Corp. ..................................   United States        1,246,689        12,516,757
      (b, e) Olympus Re Holdings Ltd. ..........................................   United States           47,160           100,734
             White Mountains Insurance Group Ltd. ..............................   United States          172,815        57,488,638
             Zurich Financial Services AG ......................................    Switzerland           215,360        47,122,678
                                                                                                                    ---------------
                                                                                                                        427,573,160
                                                                                                                    ---------------


                               24 | Annual Report

Mutual Global Discovery Fund

                                                                                                  SHARES/WARRANTS/
                                                                                      COUNTRY         CONTRACTS           VALUE
                                                                                  --------------  ----------------  ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             IT SERVICES 0.1%
         (b) Affiliated Computer Services Inc., A ..............................   United States          241,700   $    14,427,073
                                                                                                                    ---------------
             MACHINERY 1.4%
(b, e, f, g) MCII Holdings Inc. ................................................   United States            5,051                --
             Schindler Holding AG, PC ..........................................    Switzerland         2,263,002       174,127,527
             Schindler Holding AG, Registered ..................................    Switzerland           659,880        49,945,996
                                                                                                                    ---------------
                                                                                                                        224,073,523
                                                                                                                    ---------------
             MARINE 0.1%
             A P Moller - Maersk AS ............................................      Denmark               2,663        18,749,372
                                                                                                                    ---------------
             MEDIA 2.2%
         (b) Adelphia Recovery Trust ...........................................   United States       45,477,593         1,455,283
      (b, c) Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
                Contingent Distribution ........................................   United States        5,538,790         1,149,299
   (b, c, d) Century Communications Corp., Contingent Distribution .............   United States       15,282,000                --
             CJ CGV Co. Ltd. ...................................................    South Korea           758,462        14,309,683
             Daekyo Co. Ltd. ...................................................    South Korea         3,675,700        18,692,538
             Eutelsat Communications ...........................................      France            7,409,288       238,211,341
         (b) JC Decaux SA ......................................................      France            3,609,363        88,013,422
      (b, d) TVMAX Holdings Inc. ...............................................   United States          118,432                --
                                                                                                                    ---------------
                                                                                                                        361,831,566
                                                                                                                    ---------------
             MULTI-UTILITIES 0.1%
             GDF Suez ..........................................................      France              529,669        22,961,927
                                                                                                                    ---------------
             OFFICE ELECTRONICS 0.2%
             Xerox Corp. .......................................................   United States        3,319,000        28,078,740
                                                                                                                    ---------------
             OIL, GAS & CONSUMABLE FUELS 3.4%
             BP PLC ............................................................  United Kingdom        1,647,344        15,983,861
         (h) Royal Dutch Shell PLC, A ..........................................  United Kingdom        4,949,223       149,484,335
         (h) Total SA, B .......................................................      France            2,492,194       160,553,145
             Total SA, B, ADR ..................................................      France              417,296        26,723,636
             XTO Energy Inc. ...................................................   United States        4,255,390       198,003,296
                                                                                                                    ---------------
                                                                                                                        550,748,273
                                                                                                                    ---------------
             PAPER & FOREST PRODUCTS 0.3%
             Weyerhaeuser Co. ..................................................   United States        1,148,084        49,528,344
                                                                                                                    ---------------
             PERSONAL PRODUCTS 0.4%
             L'Oreal SA ........................................................      France              608,390        67,928,633
                                                                                                                    ---------------
             PROFESSIONAL SERVICES 0.4%
             Teleperformance ...................................................      France            1,872,757        60,799,595
                                                                                                                    ---------------
             REAL ESTATE INVESTMENT TRUSTS (REITS) 1.4%
             The Link REIT .....................................................     Hong Kong         91,136,430       232,962,849
                                                                                                                    ---------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT 0.7%
      (b, d) Canary Wharf Group PLC ............................................  United Kingdom        5,400,183        28,641,418
             Great Eagle Holdings Ltd. .........................................     Hong Kong         12,911,868        33,638,100
             Swire Pacific Ltd., B .............................................     Hong Kong         11,583,930        25,397,785
         (b) Swiss Prime Site AG ...............................................    Switzerland           465,249        26,068,147
                                                                                                                    ---------------
                                                                                                                        113,745,450
                                                                                                                    ---------------


                               Annual Report | 25

Mutual Global Discovery Fund

                                                                                                  SHARES/WARRANTS/
                                                                                      COUNTRY         CONTRACTS           VALUE
                                                                                  --------------  ----------------  ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             ROAD & RAIL 1.0%
             Burlington Northern Santa Fe Corp. ................................   United States        1,591,590   $   156,962,606
                                                                                                                    ---------------
             SOFTWARE 2.6%
         (h) Microsoft Corp. ...................................................   United States        9,666,180       294,721,828
             Nintendo Co. Ltd. .................................................       Japan              521,333       123,576,891
                                                                                                                    ---------------
                                                                                                                        418,298,719
                                                                                                                    ---------------
             TOBACCO 11.5%
             Altria Group Inc. .................................................   United States        5,940,908       116,620,024
         (h) British American Tobacco PLC ......................................  United Kingdom       16,023,993       521,925,757
         (h) Imperial Tobacco Group PLC ........................................  United Kingdom       14,038,829       443,773,604
             ITC Ltd. ..........................................................       India           15,068,790        81,448,092
             Japan Tobacco Inc. ................................................       Japan               41,878       140,974,554
             KT&G Corp. ........................................................    South Korea         1,759,977        97,200,025
             Lorillard Inc. ....................................................   United States        3,059,390       245,454,860
             Philip Morris International Inc. ..................................   United States        2,036,358        98,132,092
             Reynolds American Inc. ............................................   United States        1,894,373       100,344,938
                                                                                                                    ---------------
                                                                                                                      1,845,873,946
                                                                                                                    ---------------
             TRADING COMPANIES & DISTRIBUTORS 0.6%
      (b, f) Kloeckner & Co. SE ................................................      Germany           3,588,004        91,935,270
                                                                                                                    ---------------
             TRANSPORTATION INFRASTRUCTURE 0.2%
             Groupe Eurotunnel SA ..............................................      France            3,608,961        33,785,951
                                                                                                                    ---------------
             WIRELESS TELECOMMUNICATION SERVICES 1.4%
             Vodafone Group PLC ................................................  United Kingdom      101,028,482       234,253,873
                                                                                                                    ---------------
             TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
                (COST $9,268,070,886)                                                                                11,290,474,150
                                                                                                                    ---------------
             PREFERRED STOCKS 0.5%
             DIVERSIFIED FINANCIAL SERVICES 0.4%
         (b) Bank of America Corp., pfd. .......................................   United States        3,996,200        59,623,304
                                                                                                                    ---------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%a
      (b, e) PTV Inc., 10.00%, pfd., A .........................................  United Kingdom           86,280            14,279
                                                                                                                    ---------------
             MACHINERY 0.1%
(e, f, g, o) MCII Holdings Inc., PIK, pfd., A ..................................   United States           38,244        17,774,149
                                                                                                                    ---------------
             TOTAL PREFERRED STOCKS (COST $97,814,540)                                                                   77,411,732
                                                                                                                    ---------------

                                                                                                      PRINCIPAL
                                                                                                      AMOUNT(J)
                                                                                                  ----------------
             CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE
             INTERESTS 2.7%
             American General Finance Corp., senior note, J, 6.90%,
                12/15/17 .......................................................   United States        4,193,000         2,915,417
         (k) BP Capital Markets PLC, FRN, 1.253%, 3/17/11 ......................  United Kingdom       97,708,000        98,945,374
      (e, l) Cerberus CG Investor I LLC, 12.00%, 7/31/14 .......................   United States        7,903,600         1,659,756
      (e, l) Cerberus CG Investor II LLC, 12.00%, 7/31/14 ......................   United States        7,903,600         1,659,756
      (e, l) Cerberus CG Investor III LLC, 12.00%, 7/31/14 .....................   United States        3,951,800           829,878
         (k) Charter Communications Operating LLC, Term Loan B, FRN,
                2.26%, 3/06/14 .................................................   United States        4,329,249         4,067,689


                               26 | Annual Report

Mutual Global Discovery Fund

                                                                                                      PRINCIPAL
                                                                                      COUNTRY         AMOUNT(J)           VALUE
                                                                                  --------------  ----------------  ---------------
             CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE
             INTERESTS (CONTINUED)
             CIT Group Inc.,
         (k) New Term Loan Tranche 1B, FRN, 13.00%, 1/20/12 ....................   United States        4,553,000   $     4,730,854
             senior secured sub. bond, 7.00%, 5/01/13 ..........................   United States        1,394,296         1,310,638
             senior secured sub. bond, 7.00%, 5/01/14 ..........................   United States        2,091,445         1,947,658
             senior secured sub. bond, 7.00%, 5/01/15 ..........................   United States        2,091,445         1,882,301
             senior secured sub. bond, 7.00%, 5/01/16 ..........................   United States        3,485,744         3,084,883
             senior secured sub. bond, 7.00%, 5/01/17 ..........................   United States        4,880,043         4,257,838
         (k) Term Loan Tranche 2A, FRN, 9.50%, 1/20/12 .........................   United States       27,511,000        28,267,552
             ConocoPhillips, senior note, 8.75%, 5/25/10 .......................   United States        7,904,000         8,168,144
             DecisionOne Corp.,
         (e) senior secured note, 15.00%, 11/30/13 .............................   United States          478,138           478,138
         (d) Term Loan B, 15.00%, 8/29/13 ......................................   United States           83,630            83,630
         (k) First Data Corp., Term Loan B-1, FRN, 2.982%, 9/24/14 .............   United States       44,331,984        39,455,466
   (d, g, k) International Automotive Components Group NA Inc., Revolver,
                FRN, 6.25%, 1/18/14 ............................................   United States        2,287,131         2,287,131
   (e, g, l) International Automotive Components Group NA LLC, 9.00%,
                4/01/17 ........................................................   United States        3,472,200         3,479,946
      (k, m) Roche Holdings Inc., 144A, FRN, 1.262%, 2/25/10 ...................   Switzerland         91,205,000        91,225,795
             Seadrill Ltd., cvt., senior note, 3.625%, 11/08/12 ................      Bermuda          14,200,000        14,349,100
             Telecom Italia Capital SA, 4.875%, 10/01/10 .......................       Italy           22,726,000        23,301,047
      (k, n) Texas Competitive Electric Holdings Co. LLC, Delayed Draw
             Term Loan, FRN, 3.735%, 10/10/14 ..................................   United States      122,227,995        98,454,650
      (d, o) TVMAX Holdings Inc., PIK,
                11.50%, 3/31/10 ................................................   United States          642,087           142,561
                14.00%, 3/31/10 ................................................   United States          966,466           191,897
                                                                                                                    ---------------
             TOTAL CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE
                INTERESTS (COST $434,898,300)                                                                           437,177,099
                                                                                                                    ---------------
             CORPORATE BONDS AND NOTES IN REORGANIZATION (COST $1,203)
             0.0%a
      (d, l) Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ...........  United States            40,000               200
                                                                                                                    ---------------

                                                                                                       SHARES
                                                                                                  ----------------
             COMPANIES IN LIQUIDATION (COST $--) 0.0%
      (b, e) FIM Coinvestor Holdings I, LLC ....................................  United States        30,279,560                --
                                                                                                                    ---------------
             TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
                (COST $9,800,784,929)                                                                                11,805,063,181
                                                                                                                    ---------------

                                                                                                      PRINCIPAL
                                                                                                      AMOUNT(J)
                                                                                                  ----------------
             SHORT TERM INVESTMENTS 26.5%
             SENIOR FLOATING RATE INTERESTS 0.7%
      (k, p) Lyondell Chemical Co., DIP Delayed Draw Term Loan, FRN,
                13.00%, 4/06/10 ................................................   United States        2,121,126         2,218,168
             Telecom Italia Capital SA, senior note, 4.00%, 1/15/10 ............       Italy           42,709,000        42,742,142
             Vodafone Group PLC, senior note, 7.75%, 2/15/10 ...................  United Kingdom       70,997,000        71,541,405
                                                                                                                    ---------------
             TOTAL SENIOR FLOATING RATE INTERESTS (COST $116,200,932)                                                   116,501,715
                                                                                                                    ---------------


                               Annual Report | 27

Mutual Global Discovery Fund

                                                                                                      PRINCIPAL
                                                                                      COUNTRY         AMOUNT(J)           VALUE
                                                                                  --------------  ----------------  ---------------
             SHORT TERM INVESTMENTS (CONTINUED)
             U.S. GOVERNMENT AND AGENCY SECURITIES 25.6%
         (q) U.S. Treasury Bills,
         (r) 2/18/10 ...........................................................   United States      250,000,000   $   249,992,250
             5/06/10 ...........................................................   United States      225,000,000       224,922,150
             5/13/10 ...........................................................   United States      225,000,000       224,905,725
             6/03/10 ...........................................................   United States      200,000,000       199,865,000
             6/10/10 ...........................................................   United States      175,000,000       174,868,750
             6/17/10 ...........................................................   United States      175,000,000       174,858,950
             8/26/10 ...........................................................   United States      225,000,000       224,587,575
             9/23/10 ...........................................................   United States      275,000,000       274,355,675
             1/07/10 - 10/21/10 ................................................   United States    2,379,500,000     2,378,786,802
                                                                                                                    ---------------
             TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
                (COST $4,126,717,537)                                                                                 4,127,142,877
                                                                                                                    ---------------
             TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
                (COST $14,043,703,398)                                                                               16,048,707,773
                                                                                                                    ---------------
         (s) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
                SECURITIES 0.2%

                                                                                                       SHARES
                                                                                                  ----------------
             MONEY MARKET FUNDS 0.2%
             Bank of New York Institutional Cash Reserve Fund,
         (t) Series A, 0.01% ...................................................   United States       23,161,000        23,161,000
         (b) Series B ..........................................................   United States          283,417           226,734
                                                                                                                    ---------------
             TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
             SECURITIES (COST $23,444,417)                                                                               23,387,734
                                                                                                                    ---------------
             TOTAL INVESTMENTS (COST $14,067,147,815) 99.8%                                                          16,072,095,507
             OPTIONS WRITTEN (0.4)%                                                                                     (60,544,992)
             SECURITIES SOLD SHORT (1.5)%                                                                              (243,675,818)
             OTHER ASSETS, LESS LIABILITIES 2.1%                                                                        332,870,004
                                                                                                                    ---------------
             NET ASSETS 100.0%                                                                                      $16,100,744,701
                                                                                                                    ===============

                                                                                                      CONTRACTS
                                                                                                  ----------------
         (u) OPTIONS WRITTEN (0.4)%
             CALL OPTIONS (0.4)%
             DIVERSIFIED TELECOMMUNICATION SERVICES (0.1)%
             Koninklijke KPN NV, Jun. 10 EUR Calls, 6/18/10 ....................    Netherlands         3,300,000   $    (7,949,564)
                                                                                                                    ---------------
             FOOD PRODUCTS (0.1)%
             Danone, Jun. 37.74 EUR Calls, 6/18/10 .............................      France            1,342,000       (10,186,518)
                                                                                                                    ---------------
             OIL, GAS & CONSUMABLE FUELS (0.1)%
             Royal Dutch Shell PLC, A, Jun. 19 EUR Calls, 6/18/10 ..............  United Kingdom        3,000,000        (9,553,211)
             Total SA, B, Jun. 40 EUR Calls, 6/18/10 ...........................      France              876,000        (6,880,927)
             Total SA, B, Jun. 40 EUR Calls, 6/18/10 ...........................      France              865,000        (6,893,653)
                                                                                                                    ---------------
                                                                                                                        (23,327,791)
                                                                                                                    ---------------
             SOFTWARE (0.0)%a
             Microsoft Corp., Jan. $26 Calls, 1/16/10 ..........................   United States            3,000        (1,365,000)
                                                                                                                    ---------------


                               28 | Annual Report

Mutual Global Discovery Fund

                                                                                      COUNTRY        CONTRACTS            VALUE
                                                                                  --------------  ----------------  ---------------
         (u) OPTIONS WRITTEN (CONTINUED)
             CALL OPTIONS (CONTINUED)
             TOBACCO (0.1)%
             British American Tobacco PLC, Mar. 18 GBP Calls, 3/19/10 ..........  United Kingdom        1,925,000   $    (5,358,167)
             British American Tobacco PLC, Mar. 18 GBP Calls, 3/19/10 ..........  United Kingdom        1,925,000        (5,295,110)
             Imperial Tobacco Group PLC, Mar. 17 GBP Calls, 3/19/10 ............  United Kingdom        2,000,000        (7,062,842)
                                                                                                                    ---------------
                                                                                                                        (17,716,119)
                                                                                                                    ---------------
             TOTAL OPTIONS WRITTEN
                (PREMIUMS RECEIVED $44,059,746)                                                                     $   (60,544,992)
                                                                                                                    ---------------

                                                                                                       SHARES
                                                                                                  ----------------
         (v) SECURITIES SOLD SHORT (1.5)%
             FOOD PRODUCTS (0.2)%
             Kraft Foods Inc., A ...............................................  United States         1,387,401   $   (37,709,559)
                                                                                                                    ---------------
             OIL & GAS & CONSUMABLE FUELS (1.3)%
             Exxon Mobil Corp. .................................................  United States         3,020,476      (205,966,259)
                                                                                                                    ---------------
             TOTAL SECURITIES SOLD SHORT
                (PROCEEDS $244,519,598) ........................................                                    $  (243,675,818)
                                                                                                                    ---------------

(a)  Rounds to less than 0.1% of net assets.

(b)  Non-income producing.

(c) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2009, the aggregate value of these securities was $34,224,053, representing 0.21% of net assets.

(e)  See Note 10 regarding restricted securities.

(f)  See Note 14 regarding holdings of 5% voting securities.

(g)  See Note 15 regarding other considerations.

(h) A portion or all of the security is held in connection with written option contracts open at period end.

(i) A portion or all of the security is on loan at December 31, 2009. See Note 1(f).

(j)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(k)  The coupon rate shown represents the rate at period end.

(l)  See Note 8 regarding credit risk and defaulted securities.

(m) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At December 31, 2009, the value of this security was $91,225,795, representing 0.57% of net assets.

(n) A portion of the security purchased on a delayed delivery basis. See Note 1(c).

(o)  Income may be received in additional securities and/or cash.

(p)  See Note 11 regarding unfunded loan commitments.

(q)  The security is traded on a discount basis with no stated coupon rate.

(r) Security or a portion of the security has been segregated as collateral for securities sold short and open written option contracts. At December 31, 2009, the value of this security and cash pledged amounted to $436,723,316.

(s)  See Note 1(f) regarding securities on loan.

(t)  The rate shown is the annualized seven-day yield at period end.

(u)  See Note 1(d) regarding written options.

(v)  See Note 1(e) regarding securities sold short.


                               Annual Report | 29

Mutual Global Discovery Fund

At December 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                                               SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                 COUNTERPARTY  TYPE      QUANTITY     CONTRACT AMOUNT     DATE     APPRECIATION  DEPRECIATION
--------                 ------------  ----  ---------------  ---------------  ----------  ------------  ------------
New Zealand Dollar ...       SSBT      Sell       25,111,853    $ 17,349,922     1/11/10   $         --  $   (851,914)
New Zealand Dollar ...       BANT      Sell        2,848,500       1,999,932     1/11/10             --       (64,748)
New Zealand Dollar ...       SSBT      Buy         1,585,000       1,145,566     1/11/10          3,290            --
New Zealand Dollar ...       BANT      Buy         1,400,000       1,008,700     1/11/10          6,063            --
British Pound ........       DBFX      Sell       57,073,148      91,779,606     1/13/10             --      (400,958)
British Pound ........       SSBT      Sell        8,614,742      13,743,645     1/13/10             --      (170,285)
British Pound ........       BANT      Sell        8,980,000      14,412,002     1/13/10             --       (91,867)
British Pound ........       BANT      Sell      106,663,394     176,917,515     1/13/10      4,642,247            --
British Pound ........       DBFX      Sell       56,865,465      92,840,552     1/13/10        995,423            --
British Pound ........       SSBT      Sell       24,690,370      40,004,803     1/13/10        153,810            --
Euro .................       SSBT      Buy         1,071,874       1,606,848     1/14/10             --       (72,548)
Euro .................       SSBT      Sell      325,953,573     475,772,173     1/14/10      9,196,316            --
Euro .................       DBFX      Sell      159,859,791     236,462,627     1/14/10      7,636,423            --
Euro .................       BBU       Sell       31,600,000      46,620,215     1/14/10      1,387,402            --
Euro .................       HSBC      Sell        3,990,000       5,989,070     1/14/10        277,711            --
South Korean Won .....       BANT      Sell   98,534,496,000      83,910,000     1/15/10             --      (547,536)
South Korean Won .....       DBFX      Sell   33,806,300,000      29,200,000     1/15/10        223,378            --
South Korean Won .....       BANT      Sell  147,686,660,000     127,495,000     1/15/10        907,338            --
Australian Dollar ....       BANT      Buy        12,390,000      11,249,508     1/19/10             --      (153,413)
Australian Dollar ....       DBFX      Buy         6,270,000       5,719,660     1/19/10             --      (104,445)
Australian Dollar ....       BANT      Sell        1,800,000       1,610,280     1/19/10             --        (1,743)
Australian Dollar ....       DBFX      Sell       36,800,000      34,003,200     1/19/10      1,046,276            --
Swedish Krona ........       HAND      Buy       132,700,000      18,651,843     1/19/10             --      (115,621)
Swedish Krona ........       SSBT      Buy        13,931,988       1,953,689     1/19/10             --        (7,596)
Swedish Krona ........       HAND      Sell      105,381,988      15,492,803     1/19/10        772,502            --
Swedish Krona ........       SSBT      Sell       41,250,000       6,064,437     1/19/10        302,424            --
Canadian Dollar ......       DBFX      Sell       71,405,271      66,721,427     1/29/10             --    (1,209,661)
Euro .................       DBFX      Sell      200,000,000     284,650,000     1/29/10             --    (1,626,785)
Euro .................       SSBT      Buy         1,931,996       2,865,710     1/29/10             --      (100,282)
Euro .................       DBFX      Sell      236,000,000     348,194,400     1/29/10     10,387,795            --
Euro .................       SSBT      Sell        5,200,000       7,717,320     1/29/10        274,124            --
Euro .................       BBU       Sell       14,400,000      21,245,760     1/29/10        633,832            --
British Pound ........       BBU       Sell       18,590,000      30,685,359     2/10/10        664,992            --
British Pound ........       DBFX      Sell      163,855,000     270,758,064     2/10/10      6,154,127            --
British Pound ........       BONY      Sell      100,000,000     166,600,000     2/10/10      5,113,358            --
British Pound ........       BANT      Sell        4,450,000       7,380,325     2/10/10        194,170            --
Euro .................       BBU       Sell      108,000,000     162,324,000     2/16/10      7,739,861            --
Euro .................       DBFX      Sell      108,000,000     162,248,400     2/16/10      7,664,261            --
Euro .................       BANT      Sell        5,320,000       7,980,532     2/16/10        365,832            --
Euro .................       SSBT      Sell      102,300,000     154,063,800     2/16/10      7,638,268            --
Norwegian Krone ......       HAND      Sell       26,630,182       4,600,000     2/16/10             --       (52,923)
Norwegian Krone ......       SSBT      Sell      389,178,533      68,859,090     2/16/10      1,858,160            --
Norwegian Krone ......       DBFX      Sell      936,804,880     165,477,942     2/16/10      4,197,724            --
Norwegian Krone ......       BBU       Sell      746,000,000     131,995,683     2/16/10      3,564,411            --
Norwegian Krone ......       HAND      Sell       16,681,733       2,990,000     2/16/10        118,075            --
Norwegian Krone ......       BANT      Sell       17,185,860       3,070,000     2/16/10        111,284            --


                               30 | Annual Report

Mutual Global Discovery Fund

                                                                             SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                 COUNTERPARTY  TYPE     QUANTITY    CONTRACT AMOUNT     DATE     APPRECIATION  DEPRECIATION
--------                 ------------  ----  -------------  ---------------  ----------  ------------  ------------
Euro .................       SSBT      Sell      1,491,012    $  2,131,073     2/26/10   $         --  $     (3,022)
Euro .................       DBFX      Sell    275,435,672     408,081,476     2/26/10     13,732,468            --
Euro .................       BANT      Sell     12,769,873      19,003,098     2/26/10        725,490            --
Euro .................       HSBC      Sell      3,700,000       5,595,954     2/26/10        300,118            --
Euro .................       BBU       Sell    136,400,000     205,391,120     2/26/10     10,160,850            --
Euro .................       SSBT      Sell      2,806,270       4,089,380     2/26/10         72,747            --
British Pound ........       BANT      Sell    115,000,000     185,035,000     3/15/10             --      (636,383)
British Pound ........       BANT      Buy      20,055,000      33,005,896     3/15/10             --      (626,422)
British Pound ........       BBU       Sell    114,000,000     183,460,200     3/15/10             --      (596,650)
British Pound ........       DBFX      Buy      12,090,000      19,817,928     3/15/10             --      (298,215)
British Pound ........       SSBT      Buy       9,620,000      15,812,285     3/15/10             --      (280,471)
British Pound ........       SSBT      Sell    103,458,362     172,289,211     3/15/10      5,252,191            --
Euro .................       BBU       Sell    111,993,658     168,102,481     3/15/10      7,811,546            --
Singapore Dollar .....       SSBT      Sell    112,320,761      79,439,262     3/24/10             --      (407,186)
Singapore Dollar .....       BANT      Sell      3,060,568       2,170,000     3/24/10             --        (5,693)
Singapore Dollar .....       SSBT      Buy       4,250,000       3,023,519     3/24/10             --        (2,284)
Singapore Dollar .....       SSBT      Buy      13,190,435       9,369,544     3/24/10         21,138            --
British Pound ........       DBFX      Sell    187,500,000     313,125,000     4/12/10     10,451,543            --
Japanese Yen .........       HAND      Buy     411,588,450       4,550,000     4/20/10             --      (120,233)
Japanese Yen .........       DBFX      Buy     222,450,200       2,450,000     4/20/10             --       (55,854)
Japanese Yen .........       BANT      Buy     426,675,550       4,634,000     4/20/10             --       (41,856)
Japanese Yen .........       SSBT      Sell    389,300,000       4,398,585     4/20/10        208,700            --
Japanese Yen .........       DBFX      Sell  9,967,105,566     109,630,073     4/20/10      2,357,966            --
Japanese Yen .........       BANT      Sell    472,180,300       5,350,000     4/20/10        268,106            --
Danish Krone .........       HAND      Buy      29,133,400       5,800,000     4/23/10             --      (203,170)
Danish Krone .........       SSBT      Sell    609,879,150     122,291,144     4/23/10      5,127,002            --
Danish Krone .........       HAND      Sell    945,311,328     189,835,123     4/23/10      8,230,964            --
Danish Krone .........       BANT      Sell     28,326,255       5,730,000     4/23/10        288,231            --
Danish Krone .........       DBFX      Sell     28,927,296       5,760,000     4/23/10        202,765            --
Swiss Franc ..........       DBFX      Sell    174,000,000     163,764,706     5/10/10             --    (4,485,882)
Swiss Franc ..........       SSBT      Sell    164,900,000     155,273,070     5/10/10             --    (4,178,206)
Swiss Franc ..........       BBU       Sell     98,706,679      92,952,895     5/10/10             --    (2,492,259)
Swiss Franc ..........       BANT      Sell     42,818,784      40,411,854     5/10/10             --      (992,086)
Swiss Franc ..........       AESX      Sell      2,894,748       2,795,000     5/10/10             --        (4,098)
Swiss Franc ..........       DBFX      Sell     28,175,574      27,588,097     5/10/10        343,517            --
Swiss Franc ..........       BBU       Sell     14,497,848      14,229,999     5/10/10        211,198            --
Swiss Franc ..........       SSBT      Sell     76,770,121      75,066,160     5/10/10        832,723            --
Swiss Franc ..........       BANT      Sell      6,108,447       6,080,000     5/10/10        173,391            --
Swiss Franc ..........       HSBC      Sell      2,436,510       2,410,000     5/10/10         53,999            --
British Pound ........       DBFX      Sell    112,500,000     188,066,250     5/12/10      6,492,141            --
                                                                                         ------------  ------------
   Unrealized appreciation (depreciation) .............................................   157,549,671   (21,002,295)
                                                                                         ------------  ------------
      Net unrealized appreciation (depreciation) ......................................  $136,547,376
                                                                                         ============

See Abbreviations on page 54.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Mutual Global Discovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...................................................................    $13,658,844,976
      Cost - Non-controlled affiliated issuers (Note 14) ............................................        408,302,839
                                                                                                         ---------------
      Total cost of investments .....................................................................    $14,067,147,815
                                                                                                         ===============
      Value - Unaffiliated issuers ..................................................................    $15,761,916,122
      Value - Non-controlled affiliated issuers (Note 14) ...........................................        310,179,385
                                                                                                         ---------------
      Total value of investments (includes securities loaned in the amount of $21,390,696) ..........     16,072,095,507
   Cash .............................................................................................            654,902
   Foreign currency, at value (cost $15,023,305) ....................................................         15,025,300
   Receivables:
      Investment securities sold ....................................................................         41,261,915
      Capital shares sold ...........................................................................         36,409,795
      Dividends and interest ........................................................................         25,719,477
      Due from brokers ..............................................................................        227,463,739
   Unrealized appreciation on forward exchange contracts ............................................        157,549,671
   Unrealized appreciation on unfunded loan commitments (Note 11) ...................................             11,644
   Other assets .....................................................................................              1,834
                                                                                                         ---------------
         Total assets ...............................................................................     16,576,193,784
                                                                                                         ---------------
Liabilities:
   Payables:
      Investment securities purchased ...............................................................         57,864,005
      Capital shares redeemed .......................................................................         43,201,466
      Affiliates ....................................................................................         20,725,761
   Options written, at value (premiums received $44,059,746) ........................................         60,544,992
   Securities sold short, at value (proceeds $244,519,598) ..........................................        243,675,818
   Payable upon return of securities loaned .........................................................         23,444,417
   Unrealized depreciation on forward exchange contracts ............................................         21,002,295
   Accrued expenses and other liabilities ...........................................................          4,990,329
                                                                                                         ---------------
         Total liabilities ..........................................................................        475,449,083
                                                                                                         ---------------
            Net assets, at value ....................................................................    $16,100,744,701
                                                                                                         ===============
Net assets consist of:
   Paid-in capital ..................................................................................    $14,454,595,387
   Distributions in excess of net investment income .................................................        (49,732,961)
   Net unrealized appreciation (depreciation) .......................................................      2,126,099,333
   Accumulated net realized gain (loss) .............................................................       (430,217,058)
                                                                                                         ---------------
            Net assets, at value ....................................................................    $16,100,744,701
                                                                                                         ===============

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Mutual Global Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2009

CLASS Z:
   Net assets, at value .........................................................................    $5,897,681,097
                                                                                                     ==============
   Shares outstanding ...........................................................................       218,225,966
                                                                                                     ==============
   Net asset value and maximum offering price per share .........................................    $        27.03
                                                                                                     ==============
CLASS A:
   Net assets, at value .........................................................................    $7,259,736,976
                                                                                                     ==============
   Shares outstanding ...........................................................................       271,658,860
                                                                                                     ==============
   Net asset value per share(a) .................................................................    $        26.72
                                                                                                     ==============
   Maximum offering price per share (net asset value per share / 94.25%) ........................    $        28.35
                                                                                                     ==============
CLASS B:
   Net assets, at value .........................................................................    $  147,419,266
                                                                                                     ==============
   Shares outstanding ...........................................................................         5,618,557
                                                                                                     ==============
   Net asset value and maximum offering price per share(a) ......................................    $        26.24
                                                                                                     ==============
CLASS C:
   Net assets, at value .........................................................................    $2,460,205,155
                                                                                                     ==============
   Shares outstanding ...........................................................................        92,735,207
                                                                                                     ==============
   Net asset value and maximum offering price per share(a) ......................................    $        26.53
                                                                                                     ==============
CLASS R:
   Net assets, at value .........................................................................    $  335,702,207
                                                                                                     ==============
   Shares outstanding ...........................................................................        12,668,184
                                                                                                     ==============
   Net asset value and maximum offering price per share .........................................    $        26.50
                                                                                                     ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

Mutual Global Discovery Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2009

Investment income:
   Dividends: (net of foreign taxes of $15,726,043)
      Unaffiliated issuers ...........................................................................    $  223,913,784
      Non-controlled affiliated issuers (Note 14) ....................................................         3,983,849
   Interest ..........................................................................................        50,781,887
   Adjustment for uncollectible interest (Note 8) ....................................................       (26,917,139)
   Income from securities loaned .....................................................................           203,296
                                                                                                          --------------
         Total investment income .....................................................................       251,965,677
                                                                                                          --------------
Expenses:
   Management fees (Note 3a) .........................................................................       102,756,981
   Administrative fees (Note 3b) .....................................................................        10,317,981
   Distribution fees: (Note 3c)
      Class A ........................................................................................        19,652,131
      Class B ........................................................................................         1,497,445
      Class C ........................................................................................        21,508,849
      Class R ........................................................................................         1,363,020
   Transfer agent fees (Note 3e) .....................................................................        21,022,891
   Custodian fees (Note 4) ...........................................................................         1,417,087
   Reports to shareholders ...........................................................................         1,602,256
   Registration and filing fees ......................................................................           285,635
   Professional fees .................................................................................           526,945
   Trustees' fees and expenses .......................................................................           430,532
   Dividends on securities sold short ................................................................        11,688,236
   Other .............................................................................................           962,717
                                                                                                          --------------
         Total expenses ..............................................................................       195,032,706
         Expense reductions (Note 4) .................................................................          (387,260)
                                                                                                          --------------
            Net expenses .............................................................................       194,645,446
                                                                                                          --------------
               Net investment income .................................................................        57,320,231
                                                                                                          --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ........................................................................       191,833,162
         Non-controlled affiliated issuers (Note 14) .................................................        (3,317,193)
      Written options ................................................................................       (15,236,694)
      Foreign currency transactions ..................................................................      (302,065,327)
      Securities sold short ..........................................................................       (62,420,216)
                                                                                                          --------------
         Net realized gain (loss) ....................................................................      (191,206,268)
                                                                                                          --------------
Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................................     2,709,090,572
      Translation of other assets and liabilities denominated in foreign currencies ..................        16,581,266
                                                                                                          --------------
               Net change in unrealized appreciation (depreciation) ..................................     2,725,671,838
                                                                                                          --------------
Net realized and unrealized gain (loss) ..............................................................     2,534,465,570
                                                                                                          --------------
Net increase (decrease) in net assets resulting from operations ......................................    $2,591,785,801
                                                                                                          ==============

   The accompanying notes are an integral part of these financial statements.


                               34 | Annual Report

Mutual Global Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                         ---------------------------------
                                                                                               2009             2008
                                                                                         ---------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..........................................................   $    57,320,231   $   219,364,149
      Net realized gain (loss) from investments, written options,
         securities sold short, and foreign currency transactions ....................      (191,206,268)      174,342,379
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and liabilities
         denominated in foreign currencies ...........................................     2,725,671,838    (4,985,786,756)
                                                                                         ---------------   ---------------
      Net increase (decrease) in net assets resulting from operations ................     2,591,785,801    (4,592,080,228)
                                                                                         ---------------   ---------------
   Distributions to shareholders from:
      Net investment income:
         Class Z .....................................................................       (64,614,115)      (65,871,812)
         Class A .....................................................................       (61,367,951)      (92,982,728)
         Class B .....................................................................          (212,207)       (1,003,689)
         Class C .....................................................................        (6,343,901)      (13,077,925)
         Class R .....................................................................        (2,402,407)       (2,751,569)
      Net realized gains:
         Class Z .....................................................................        (1,425,305)     (127,950,427)
         Class A .....................................................................        (2,156,547)     (222,997,703)
         Class B .....................................................................           (47,462)       (6,243,078)
         Class C .....................................................................          (706,223)      (75,713,594)
         Class R .....................................................................           (94,085)       (7,772,855)
                                                                                         ---------------   ---------------
      Total distributions to shareholders ............................................      (139,370,203)     (616,365,380)
                                                                                         ---------------   ---------------
      Capital share transactions: (Note 2)
         Class Z .....................................................................     1,624,098,673       228,990,518
         Class A .....................................................................       157,088,211      (333,643,137)
         Class B .....................................................................       (39,616,524)      (39,919,592)
         Class C .....................................................................        92,258,688      (190,280,863)
         Class R .....................................................................        77,437,308        19,620,226
                                                                                         ---------------   ---------------
      Total capital share transactions ...............................................     1,911,266,356      (315,232,848)
                                                                                         ---------------   ---------------
      Redemption fees ................................................................                --            55,764
                                                                                         ---------------   ---------------
            Net increase (decrease) in net assets ....................................     4,363,681,954    (5,523,622,692)
   Net assets:
      Beginning of year ..............................................................    11,737,062,747    17,260,685,439
                                                                                         ---------------   ---------------
      End of year ....................................................................   $16,100,744,701   $11,737,062,747
                                                                                         ---------------   ---------------
   Distributions in excess of net investment income included in net assets:
      End of year ....................................................................   $   (49,732,961)  $    (7,772,983)
                                                                                         ===============   ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 35

Mutual Global Discovery Fund

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Global Discovery Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2009, the Mutual Discovery Fund was renamed the Mutual Global Discovery Fund.

The following summarizes the Fund's significant accounting policies.

A.   SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond


                               36 | Annual Report

Mutual Global Discovery Fund

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B.   FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.


                               Annual Report | 37

Mutual Global Discovery Fund

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B.   FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C.   SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D.   DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.


                               38 | Annual Report

Mutual Global Discovery Fund

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D.   DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

The Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 13 regarding other derivative information.

E.   SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest is recorded as an expense to the Fund.

F.   SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or
ICRF) managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.


                               Annual Report | 39

Mutual Global Discovery Fund

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F.   SECURITIES LENDING (CONTINUED)

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund's position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

G.   INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

H.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                               40 | Annual Report

Mutual Global Discovery Fund

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

I.   ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J.   REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

K.   GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                         YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------
                                                                   2009                          2008
                                                       ----------------------------  ----------------------------
                                                          SHARES         AMOUNT         SHARES         AMOUNT
                                                       -----------  ---------------  -----------  ---------------
CLASS Z SHARES:
   Shares sold ......................................   85,623,952  $ 2,167,244,003   28,477,645  $   775,233,356
   Shares issued in reinvestment of distributions ...    2,231,603       59,449,816    7,473,281      171,960,747
   Shares redeemed ..................................  (24,497,850)    (602,595,146) (26,564,255)    (718,203,585)
                                                       -----------  ---------------  -----------  ---------------
   Net increase (decrease) ..........................   63,357,705  $ 1,624,098,673    9,386,671  $   228,990,518
                                                       ===========  ===============  ===========  ===============


                               Annual Report | 41

Mutual Global Discovery Fund

2.   SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                         YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------
                                                                   2009                          2008
                                                       ----------------------------  ----------------------------
                                                          SHARES         AMOUNT         SHARES         AMOUNT
                                                       -----------  ---------------  -----------  ---------------
CLASS A SHARES:
   Shares sold ......................................   88,319,595  $ 2,141,026,172   62,541,929  $ 1,746,894,696
   Shares issued in reinvestment of distributions ...    2,292,189       60,363,555   12,976,267      296,273,641
   Shares redeemed ..................................  (83,605,012)  (2,044,301,516) (88,608,493)  (2,376,811,474)
                                                       -----------  ---------------  -----------  ---------------
   Net increase (decrease) ..........................    7,006,772  $   157,088,211  (13,090,297) $  (333,643,137)
                                                       ===========  ===============  ===========  ===============
CLASS B SHARES:
   Shares sold ......................................      619,534  $    14,440,996      729,461  $    19,560,586
   Shares issued in reinvestment of distributions ...        9,143          234,821      290,356        6,523,655
   Shares redeemed ..................................   (2,328,326)     (54,292,341)  (2,480,999)     (66,003,833)
                                                       -----------  ---------------  -----------  ---------------
   Net increase (decrease) ..........................   (1,699,649) $   (39,616,524)  (1,461,182) $   (39,919,592)
                                                       ===========  ===============  ===========  ===============
CLASS C SHARES:
   Shares sold ......................................   21,582,406  $   520,731,438   16,071,463  $   441,711,886
   Shares issued in reinvestment of distributions ...      238,167        6,208,866    3,412,597       77,595,846
   Shares redeemed ..................................  (18,394,998)    (434,681,616) (26,776,661)    (709,588,595)
                                                       -----------  ---------------  -----------  ---------------
   Net increase (decrease) ..........................    3,425,575  $    92,258,688   (7,292,601) $  (190,280,863)
                                                       ===========  ===============  ===========  ===============
CLASS R SHARES:
   Shares sold ......................................    6,083,374  $   144,026,588    2,738,385  $    76,292,952
   Shares issued in reinvestment of distributions ...       93,688        2,445,962      454,146       10,280,244
   Shares redeemed ..................................   (2,858,621)     (69,035,242)  (2,475,951)     (66,952,970)
                                                       -----------  ---------------  -----------  ---------------
   Net increase (decrease) ..........................    3,318,441  $    77,437,308      716,580  $    19,620,226
                                                       ===========  ===============  ===========  ===============

3.   TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               42 | Annual Report

Mutual Global Discovery Fund

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

A.   MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   -------------------------------------------------
       0.800%         Up to and including $4 billion
       0.770%         Over $4 billion, up to and including $7 billion
       0.750%         Over $7 billion, up to and including $10 billion
       0.730%         Over $10 billion, up to and including $13 billion
       0.710%         Over $13 billion, up to and including $16 billion
       0.690%         In excess of $16 billion

Effective December 7, 2009, Franklin Templeton Investment Management Limited, an affiliate of Franklin Mutual, no longer provides subadvisory services to the Fund.

B.   ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   -------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C.   DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...   0.35%
Class B ...   1.00%
Class C ...   1.00%
Class R ...   0.50%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.


                               Annual Report | 43

Mutual Global Discovery Fund

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

D.   SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ......................   $4,792,536
Contingent deferred sales charges retained ..........   $  229,609

E.   TRANSFER AGENT FEES

For the year ended December 31, 2009, the Fund paid transfer agent fees of $21,022,891, of which $10,714,702 was retained by Investor Services.

4.   EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5.   INDEPENDENT TRUSTEES' RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2009, the Fund's projected benefit obligation and benefit payments under the plan were as follows:

(a)Projected benefit obligation at December 31, 2009 ....   $472,550
(b)Increase in projected benefit obligation .............   $ 42,168
   Benefit payments made to retired trustees ............   $ 20,062

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is indicated in trustees' fees and expenses in the Statement of Operations.

6.   INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the Fund had tax basis capital losses of $238,674,386 expiring in 2017.


                               44 | Annual Report

Mutual Global Discovery Fund

6.   INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

                                               2009           2008
                                           ------------   ------------
Distributions paid from:
   Ordinary income .....................   $139,370,203   $565,444,514
   Long term capital gain ..............             --     50,920,866
                                           ------------   ------------
                                           $139,370,203   $616,365,380
                                           ============   ============

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................................   $14,136,902,928
                                                                ===============
Unrealized appreciation .....................................   $ 2,569,070,551
Unrealized depreciation .....................................      (633,877,972)
                                                                ---------------
Net unrealized appreciation (depreciation) ..................   $ 1,935,192,579
                                                                ===============
Distributable earnings - undistributed ordinary income ......   $     3,934,056
                                                                ===============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, certain dividends on securities sold short, partnership distributions, recognition of partnership income and certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, certain dividends on securities sold short, partnership distributions, recognition of partnership income, index options, tax straddles and certain corporate action adjustments.

7.   INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2009, aggregated $7,002,919,058 and $3,212,885,451, respectively.


                               Annual Report | 45

Mutual Global Discovery Fund

7.   INVESTMENT TRANSACTIONS (CONTINUED)

Transactions in options written during the year ended December 31, 2009, were as follows:

                                                     NUMBER OF      PREMIUMS
                                                     CONTRACTS      RECEIVED
                                                    -----------   ------------
Options outstanding at December 31, 2008 ........        73,537   $ 31,331,380
Options written .................................    46,628,457    131,800,272
Options expired .................................       (77,088)   (36,183,622)
Options exercised ...............................   (18,324,106)   (46,894,609)
Options closed ..................................   (13,064,800)   (35,993,675)
                                                    -----------   ------------
Options outstanding at December 31, 2009 ........    15,236,000   $ 44,059,746
                                                    ===========   ============

8.   CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. For the year ended December 31, 2009, the Fund recorded an adjustment for uncollectible interest of $26,917,139, as noted in the Statement of Operations.

At December 31, 2009, the aggregate value of distressed company securities and securities for which interest has been discontinued was $7,629,536, representing 0.05% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

9.   CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                               46 | Annual Report

Mutual Global Discovery Fund

10.  RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/
 SHARES/WARRANTS/                                                           ACQUISITION
    CONTRACTS          ISSUER                                                 DATES              COST           VALUE
-----------------      ----------------------------------------------   ------------------   ------------   ------------
          733,402      AboveNet Inc. ................................   10/02/01 - 9/08/09   $ 19,186,841   $ 47,700,466
              464      AboveNet Inc., stock grant, grant price
                          $10.475, expiration date 9/09/13 ..........    4/17/06 - 9/08/06             --        101,273
              100      AboveNet Inc., stock grant, grant price
                          $30, expiration date 9/07/18 ..............         9/08/09                  --         14,016
           14,911      AboveNet Inc., wts., 9/08/10 .................   10/02/01 - 9/07/07      1,843,189      1,491,100
        9,005,073      Cerberus CG Investor I LLC ...................    7/26/07 - 6/17/08      8,974,232      1,891,066
        7,903,600      Cerberus CG Investor I LLC, 12.00%,
                          7/31/14 ...................................         7/26/07           7,903,600      1,659,756
        9,005,073      Cerberus CG Investor II LLC                       7/26/07 - 6/17/08      8,974,232      1,891,066
        7,903,600      Cerberus CG Investor II LLC, 12.00%,
                          7/31/14 ...................................         7/26/07           7,903,600      1,659,756
        4,502,537      Cerberus CG Investor III LLC .................    7/26/07 - 6/17/08      4,487,116        945,533
        3,951,800      Cerberus CG Investor III LLC, 12.00%,
                          7/31/14 ...................................         7/26/07           3,951,800        829,878
          359,884  (a) DecisionOne Corp. ............................    9/28/99 - 7/18/00        273,004        597,407
          478,138  (a) DecisionOne Corp., senior secured
                          note, 15.00%, 11/30/13 ....................   6/01/09 - 10/15/09        478,138        478,138
          197,603  (a) DecisionOne Corp., wts., 6/08/17 .............         7/09/07                  --             --
           29,212      FE Capital Holdings Ltd. .....................    8/29/03 - 3/10/08      4,508,158             --
       30,279,560      FIM Coinvestor Holdings I, LLC ...............   11/20/06 - 6/02/09             --             --
              822      GMAC Inc. ....................................        11/13/09         118,362,731      9,065,037
          402,771      IACNA Investor LLC ...........................         7/24/08             145,971          4,028
        2,410,917      Imagine Group Holdings Ltd. ..................         8/31/04          24,691,406     25,982,694
        3,819,425      International Automotive Components Group
                          Brazil LLC ................................   4/13/06 - 12/26/08      2,540,124      4,283,179
          650,533      International Automotive Components Group
                          Japan LLC .................................    9/26/06 - 3/27/07      5,647,216      2,491,518
       13,618,870      International Automotive Components Group
                          LLC .......................................   1/12/06 - 10/16/06     13,621,077      9,284,801
        3,472,200  (b) International Automotive Components Group NA
                          LLC, 9.00%, 4/01/17 .......................         3/30/07           3,524,283      3,479,946
       11,533,276  (b) International Automotive Components Group NA
                          LLC, A ....................................   3/30/07 - 10/10/07     12,271,858      3,510,152


                               Annual Report | 47

Mutual Global Discovery Fund

10.  RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL AMOUNT/
 SHARES/WARRANTS/                                                           ACQUISITION
    CONTRACTS          ISSUER                                                 DATES              COST           VALUE
-----------------      ----------------------------------------------   ------------------   ------------   ------------
            5,051      MCII Holdings Inc. ...........................         4/17/09        $  5,815,268   $         --
           38,244      MCII Holdings Inc., PIK, pfd., A .............   4/17/09 - 10/01/09     37,817,183     17,774,149
          135,864      NCB Warrant Holdings Ltd., A .................   12/16/05 - 3/10/08      1,279,413             --
        1,474,852      North American Financial Holdings Inc.,
                          144A ......................................        12/16/09          29,497,040     29,497,040
          669,900      North American Financial Holdings
                          Inc., 144A, non-voting ....................        12/16/09          13,398,000     13,398,000
           47,160      Olympus Re Holdings Ltd. .....................        12/19/01           4,560,452        100,734
           86,280      PTV Inc., 10.00%, pfd., A ....................   12/07/01 - 3/06/02         54,356         14,279
                                                                                                            ------------
                       TOTAL RESTRICTED SECURITIES (1.11% of Net Assets)                                    $178,145,012
                                                                                                            ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $83,630 as of December 31, 2009.

(b) The Fund also invests in unrestricted securities of the issuer, valued at $2,287,131 as of December 31, 2009.

11.  UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2009, unfunded commitments were as follows:

                                                             UNFUNDED
BORROWER                                                    COMMITMENT
--------                                                    ----------
Lyondell Chemical Co., DIP Delayed Draw Term Loan,
   FRN, 13.00%, 4/06/10 .................................   $1,060,074
                                                            ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

12.  UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. Unfunded capital commitments requiring recognition are monitored for impairment and any unrealized deprecation is included in the Statement of Assets and Liabilities and the Statement of Operations. At December 31, 2009, the Fund had aggregate unfunded capital commitments of $10,794,017, for which no depreciation has been recognized.


                               48 | Annual Report

Mutual Global Discovery Fund

13.  OTHER DERIVATIVE INFORMATION

At December 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                             ASSET DERIVATIVES                      LIABILITY DERIVATIVES
                                 ----------------------------------------  ---------------------------------------
DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS               STATEMENT OF ASSETS AND    FAIR VALUE     STATEMENT OF ASSETS AND    FAIR VALUE
HEDGING INSTRUMENTS                 LIABILITIES LOCATION        AMOUNT        LIABILITIES LOCATION        AMOUNT
-------------------              --------------------------  ------------  --------------------------  -----------
Foreign exchange contracts ...   Unrealized appreciation on                Unrealized depreciation on
                                 forward exchange contracts  $157,549,671  forward exchange contracts  $21,002,295

Equity contracts .............                           --            --  Options written, at value    60,544,992

For the year ended December 31, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                                   CHANGE IN
                                                                                                  UNREALIZED
                                                                                                 APPRECIATION
                                                                                 REALIZED GAIN  (DEPRECIATION)     AVERAGE
                                                                                (LOSS) FOR THE      FOR THE         AMOUNT
DERIVATIVE CONTRACTS                                                              YEAR ENDED      YEAR ENDED     OUTSTANDING
NOT ACCOUNTED FOR AS                              STATEMENT OF                   DECEMBER 31,    DECEMBER 31,     DURING THE
HEDGING INSTRUMENTS                           OPERATIONS LOCATIONS                   2009            2009          YEAR(a)
------------------------------   ---------------------------------------------  --------------  --------------  -------------
Foreign exchange contracts ...   Net realized gain (loss) from foreign
                                 currency transactions/Net change in
                                 unrealized appreciation (depreciation)
                                 on translation of other assets and
                                 liabilities denominated in foreign currencies   $(300,042,013)  $ 16,227,324   5,254,337,692

Equity contracts .............   Net realized gain (loss) from investments
                                 and written options/Net change in unrealized
                                 appreciation (depreciation) on investments        (40,758,961)   (16,158,709)     19,193,868

(a) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.


                               Annual Report | 49

Mutual Global Discovery Fund

14.  HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2009, were as shown below.

                                           NUMBER OF
                                             SHARES                            NUMBER OF
                                            HELD AT                              SHARES                                   REALIZED
                                           BEGINNING     GROSS       GROSS      HELD AT      VALUE AT       INVESTMENT    CAPITAL
NAME OF ISSUER                              OF YEAR    ADDITIONS  REDUCTIONS  END OF YEAR   END OF YEAR       INCOME    GAIN (LOSS)
--------------                            -----------  ---------  ----------  -----------  ------------     ----------  -----------
NON-CONTROLLED AFFILIATES
CSM NV .................................    4,036,926    192,234          --    4,229,160  $111,239,152     $1,986,533  $        --
Dockwise Ltd. ..........................   12,379,100  6,684,714  18,141,392      922,422            --(a)          --   (2,153,598)
Farmer Brothers Co. ....................      904,637         --          --      904,637    17,857,534        416,133           --
FE Capital Holdings Ltd. ...............       29,212         --          --       29,212            --             --           --
IACNA Investor LLC .....................      402,771         --          --      402,771         4,028             --           --
Imagine Group Holdings Ltd. ............    4,551,501         --   2,140,584    2,410,917    25,982,694             --   (1,163,595)
International Automotive
   Components Group Brazil LLC .........    3,819,425         --          --    3,819,425            --(a)          --           --
International Automotive
   Components Group Japan LLC ..........      650,533         --          --      650,533     2,491,518             --           --
Kloeckner & Co. SE .....................    2,511,604  1,076,400          --    3,588,004    91,935,270             --           --
Marine Harvest .........................  178,709,281         --          --  178,709,281            --(a)          --           --
MCII Holdings Inc. .....................           --      5,051          --        5,051            --             --           --
MCII Holdings Inc., PIK, pfd., A .......           --     38,244          --       38,244    17,774,149      1,581,183           --
North American Financial
   Holdings Inc., 144A .................           --  1,474,852          --    1,474,852    29,497,040             --           --
North American Financial
   Holdings Inc., 144A, non-voting .....           --    669,900          --      669,900    13,398,000             --           --
                                                                                           ------------     ----------  -----------
      TOTAL AFFILIATED SECURITIES  (1.93% of Net Assets) ................................  $310,179,385     $3,983,849  $(3,317,193)
                                                                                           ============     ==========  ===========

(a)  As of December 31, 2009, no longer an affiliate.

15.  OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                               50 | Annual Report

Mutual Global Discovery Fund

16.  CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

17.  FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                  LEVEL 1    LEVEL 2    LEVEL 3           TOTAL
                                               ------------  -------  -----------     ------------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Airlines ..........................   $         --  $43,571  $        --     $     43,571
         Auto Components ...................             --       --   19,593,356(b)    19,593,356
         Chemicals .........................    119,204,053       --    2,857,538      122,061,591
         Computers & Peripherals ...........    205,726,273       --      597,407(b)   206,323,680
         Consumer Finance ..................             --       --   13,792,702       13,792,702
         Diversified Financial Services ....    480,936,470       --   42,895,040(b)   523,831,510


                               Annual Report | 51

Mutual Global Discovery Fund

17. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                       LEVEL 1         LEVEL 2      LEVEL 3             TOTAL
                                                   ---------------  ------------  ------------     ---------------
ASSETS: (CONTINUED)
   Investments in Securities: (CONTINUED)
      Equity Investments:(a) (CONTINUED)
         Diversified Telecommunication
            Services ............................  $   284,992,648  $  1,505,379  $         --(b)  $   286,498,027
         Insurance ..............................      401,489,732            --    26,083,428         427,573,160
         Machinery ..............................      224,073,523            --    17,774,149(b)      241,847,672
         Media ..................................      359,226,984     2,604,582            --(b)      361,831,566
         Real Estate Management &
            Development .........................       85,104,032            --    28,641,418         113,745,450
      All Other Equity Investmentsc .............    9,050,743,597            --            --(b)    9,050,743,597
      Corporate Bonds, Notes and
         Senior Floating Rate
            Interests ...........................               --   426,364,406    10,812,693         437,177,099
         Senior Floating Rate Interests
            in Reorganization ...................               --            --           200                 200
         Companies in Liquidation ...............               --            --            --(b)               --
         Short Term Investments .................    4,127,142,877   139,889,449            --       4,267,032,326
                                                   ---------------  ------------  ------------     ---------------
      Total Investments in Securities ...........  $15,338,640,189  $570,407,387  $163,047,931     $16,072,095,507
                                                   ===============  ============  ============     ===============
   Forward Exchange Contracts ...................  $            --  $157,549,671  $         --     $   157,549,671
   Unfunded Loan Commitments ....................               --        11,644            --              11,644
LIABILITIES:
   Options Written ..............................        1,365,000    59,179,992            --          60,544,992
   Securities Sold Short ........................      243,675,818            --            --         243,675,818
   Forward Exchange Contracts ...................               --    21,002,295            --          21,002,295

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at December 31, 2009.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.

At December 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                 NET CHANGE
                                                                                     IN
                                                                      NET        UNREALIZED         NET
                                                     BEGINNING     REALIZED     APPRECIATION     PURCHASES
                                                      BALANCE     GAIN (LOSS)  (DEPRECIATION)     (SALES)
                                                   ------------  ------------  --------------  ------------
ASSETS
   Investments in Securities:
      Equity Investments:(a)
         Auto Components ........................  $  7,959,761  $      5,946  $   11,214,644  $    413,005
         Chemicals ..............................     2,857,538            --              --            --
         Commercial Banks .......................            --            --        (959,627)      959,627
         Computers & Peripherals ................            --            --         597,407            --
         Consumer Finance .......................    29,810,293            --     (16,343,048)      325,457

                                                                                     NET CHANGE
                                                                                   IN UNREALIZED
                                                                                    APPRECIATION
                                                                                   (DEPRECIATION)
                                                     TRANSFER                     ATTRIBUTABLE TO
                                                    IN (OUT) OF     ENDING       ASSETS STILL HELD
                                                      LEVEL 3       BALANCE         AT YEAR END
                                                   ------------  ------------    -----------------
ASSETS
   Investments in Securities:
      Equity Investments:(a)
         Auto Components ........................  $         --  $ 19,593,356(b) $    11,214,644
         Chemicals ..............................            --     2,857,538                 --
         Commercial Banks .......................            --            --(b)        (959,627)
         Computers & Peripherals ................            --       597,407(b)         597,407
         Consumer Finance .......................            --    13,792,702        (86,976,372)


                               52 | Annual Report

Mutual Global Discovery Fund

17. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                                                 NET CHANGE
                                                                                     IN
                                                                      NET        UNREALIZED         NET
                                                     BEGINNING     REALIZED     APPRECIATION     PURCHASES
                                                      BALANCE     GAIN (LOSS)  (DEPRECIATION)     (SALES)
                                                   ------------  ------------  --------------  ------------
ASSETS (CONTINUED)
   Investments in Securities: (CONTINUED)
      Equity Investments:(a) (CONTINUED)
         Diversified Financial Services .........  $         --  $        --    $         --   $ 42,895,040
         Diversified Telecommunication
            Services ............................    18,393,238           --      10,989,425             --
         Food Products ..........................        32,237           --          (6,261)            --
         Health Care Providers & Services .......    14,156,073           --         674,099             --
         Insurance ..............................    37,387,506    (1,163,595)    10,618,713    (20,759,196)
         Machinery ..............................            --            --    (25,858,302)    43,632,451
         Multi-Utilities ........................            --       698,307         17,249       (715,556)
         Real Estate Management & Development ...    20,815,938            --      7,825,480             --
      Corporate Bonds, Notes and Senior Floating
         Rate Interests .........................    63,072,889   (23,284,992)    42,369,331    (71,344,535)
      Corporate Bonds and Notes in
         Reorganization .........................       837,315   (24,848,296)    29,826,449     (5,815,268)
      Companies in Liquidation ..................            --            --             --             --
                                                   ------------  ------------   ------------   ------------
      Total .....................................  $195,322,788  $(48,592,630)  $ 70,965,559   $(10,408,975)
                                                   ============  ============   ============   ============

                                                                                     NET CHANGE
                                                                                   IN UNREALIZED
                                                                                    APPRECIATION
                                                                                   (DEPRECIATION)
                                                     TRANSFER                     ATTRIBUTABLE TO
                                                    IN (OUT) OF     ENDING       ASSETS STILL HELD
                                                      LEVEL 3       BALANCE         AT YEAR END
                                                   ------------  ------------    -----------------
ASSETS (CONTINUED)
   Investments in Securities: (CONTINUED)
      Equity Investments:(a) (CONTINUED)
         Diversified Financial Services .........  $         --  $ 42,895,040(b)    $         --
         Diversified Telecommunication
            Services ............................   (29,382,663)           --(b)              --
         Food Products ..........................       (25,976)           --                 --
         Health Care Providers & Services .......   (14,830,172)           --                 --
         Insurance ..............................            --    26,083,428          6,227,304
         Machinery ..............................            --    17,774,149(b)     (25,858,302)
         Multi-Utilities ........................            --            --                 --
         Real Estate Management & Development ...            --    28,641,418          7,825,480
      Corporate Bonds, Notes and Senior Floating
         Rate Interests .........................            --    10,812,693          1,113,517
      Corporate Bonds and Notes in
         Reorganization .........................            --           200                 --
      Companies in Liquidation ..................            --            --(b)              --
                                                   ------------  ------------       ------------
      Total .....................................  $(44,238,811) $163,047,931       $(86,815,949)
                                                   ============  ============       ============

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at December 31, 2009.

18.  NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

19.  SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 18, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                               Annual Report | 53

Mutual Global Discovery Fund

ABBREVIATIONS

COUNTERPARTY
AESX - Credit Suisse International
BANT - Bank of America N.A.
BBU  - Barclays Bank
BONY - Bank of New York Mellon
DBFX - Deutsche Bank AG
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA
SSBT - State Street Bank and Trust Co.

CURRENCY
EUR - Euro
USD - U.S. Dollar

SELECTED PORTFOLIO
ADR - American Depository Receipt
DIP - Debtor-In-Possession
FRN - Floating Rate Note
PC  - Participation Certificate
PIK - Payment-In-Kind


                               54 | Annual Report

Mutual Global Discovery Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF FRANKLIN MUTUAL SERIES FUNDS AND SHAREHOLDERS OF THE MUTUAL GLOBAL DISCOVERY FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Global Discovery Fund (formerly the Mutual Discovery Fund, one of the Funds constituting the Franklin Mutual Series Funds) (the "Fund"), including the statement of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Global Discovery Fund of the Franklin Mutual Series Funds at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Boston, Massachusetts
February 18, 2010


                               Annual Report | 55

Mutual Global Discovery Fund

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $4,417,317 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates 30.83% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $203,066,784 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 17, 2009, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Funds, to Class Z, Class A, Class B, Class C, and Class R shareholders of record.

Record Date: 12/17/09

                                          TOTAL FOREIGN TAX    FOREIGN SOURCE     FOREIGN QUALIFIED
CLASS                                      PAID PER SHARE     INCOME PER SHARE   DIVIDENDS PER SHARE
-----                                     -----------------   ----------------   -------------------
Class Z ...............................        $0.0264             $0.2114             $0.1523
Class A ...............................        $0.0264             $0.1651             $0.1189
Class B ...............................        $0.0264             $0.0438             $0.0316
Class C ...............................        $0.0264             $0.0635             $0.0458
Class R ...............................        $0.0264             $0.1420             $0.1023

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                               56 | Annual Report

Mutual Global Discovery Fund

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2010 shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               Annual Report | 57

Mutual Global Discovery Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   --------------   ----------------   -----------------------   ----------------------------------
EDWARD I. ALTMAN, PH.D. (1941)      Trustee          Since 1987         8                         None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.

ANN TORRE BATES (1958)              Trustee          Since 1995         31                        SLM Corporation (Sallie Mae) and
c/o Franklin Mutual Advisers, LLC                                                                 Allied Capital Corporation
101 John F. Kennedy Parkway                                                                       (financial services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

BURTON J. GREENWALD (1929)          Trustee          Since 2002         15                        Franklin Templeton Emerging
c/o Franklin Mutual Advisers, LLC                                                                 Markets Debt Opportunities Fund
101 John F. Kennedy Parkway                                                                       PLC and Fiduciary International
Short Hills, NJ 07078-2789                                                                        Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.

KEITH E. MITCHELL (1954)            Trustee          Since 2009         8                         None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Principal, Mitchell Advisers LLC (advisory firm); director of various boards of asset management firms; and FORMERLY, Managing
Director, Putman Lovell NBF.


                               58 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   --------------   ----------------   -----------------------   ----------------------------------
CHARLES RUBENS II (1930)            Trustee          Since 1998         15                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

LARRY D. THOMPSON (1945)            Trustee          Since 2009         141                       None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JAN HOPKINS TRACHTMAN (1947)        Trustee          Since 2009         8                         None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on
Advisory Board of Knight Bagehot Fellowship; and FORMERLY, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-air Reporter, ABC News' World News Tonight and Editor,
CBS Network News.

ROBERT E. WADE (1946)               Trustee and      Trustee            38                        El Oro Ltd. (investments).
c/o Franklin Mutual Advisers, LLC   Chairman         since 1993 and
101 John F. Kennedy Parkway         of the Board     Chairman of the
Short Hills, NJ 07078-2789                           Board since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   --------------   ----------------   -----------------------   ----------------------------------
**GREGORY E. JOHNSON (1961)         Trustee          Since 2007         89                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 59

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   --------------   ----------------   -----------------------   ----------------------------------
**PETER A. LANGERMAN (1955)         Trustee,         Trustee            8                         None
c/o Franklin Mutual Advisers, LLC   President        since 2007,
101 John F. Kennedy Parkway         and Chief        President and
Short Hills, NJ 07078-2702          Executive        Chief Executive
                                    Officer -        Officer -
                                    Investment       Investment
                                    Management       Management
                                                     since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of
Investment.

PHILIPPE BRUGERE-TRELAT (1949)      Vice President   Since 2005         Not Applicable            Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and
FORMERLY, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

JAMES M. DAVIS (1952)               Chief            Chief Compliance   Not Applicable            Not Applicable
One Franklin Parkway                Compliance       Officer since
San Mateo, CA 94403-1906            Officer and      2004 and Vice
                                    Vice President   President - AML
                                    - AML            Compliance since
                                    Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)           Chief            Since March 2009   Not Applicable            Not Applicable
One Franklin Parkway                Executive
San Mateo, CA 94403-1906            Officer -
                                    Finance and
                                    Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).

ALIYA S. GORDON (1973)              Vice President   Since March 2009   Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               60 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   --------------   ----------------   -----------------------   ----------------------------------
DAVID P. GOSS (1947)                Vice President   Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)               Secretary and    Secretary since    Not Applicable            Not Applicable
One Franklin Parkway                Vice President   2005 and Vice
San Mateo, CA 94403-1906                             President since
                                                     August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

MATTHEW T. HINKLE (1971)            Treasurer,       Since March 2009   Not Applicable            Not Applicable
One Franklin Parkway                Chief Financial
San Mateo, CA 94403-1906            Officer and
                                    Chief
                                    Accounting
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton
Investments.

ROBERT C. ROSSELOT (1960)           Vice President   Since August 2009  Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)            Vice President   Since August 2009  Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 61

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------   --------------   ----------------   -----------------------   ----------------------------------
CRAIG S. TYLE (1960)                Vice President   Since 2005         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the parent company of the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               62 | Annual Report

Mutual Global Discovery Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 63

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
Products Trust(10)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(9.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(10.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELETRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL GLOBAL DISCOVERY FUND
(FORMERLY, MUTUAL DISCOVERY FUND)

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

477 A2009 02/10


DECEMBER 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

                                    (GRAPHIC)

                                                                   INTERNATIONAL

                              MUTUAL EUROPEAN FUND

                      (FRANKLIN TEMPLETON INVESTMENTS (R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents


SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Mutual European Fund ......................................................    4
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   15
Financial Highlights and Statement of Investments .........................   17
Financial Statements ......................................................   28
Notes to Financial Statements .............................................   32
Report of Independent
Registered Public Accounting Firm .........................................   48
Tax Designation ...........................................................   49
Board Members and Officers ................................................   51
Shareholder Information ...................................................   56

Shareholder Letter

Dear Mutual European Fund Shareholder:

During 2009 we celebrated the 60th anniversary of the first fund in the Mutual Series family. Every year has its share of investment surprises, highlights and disappointments, which is what makes the business so fascinating and humbling. While none of us who are currently involved with the Funds were here 60 years ago, we think it's safe to conclude that 2009 was a year like no other in our history.

What made 2009 so remarkable was the extent of the stress imposed on and absorbed by the global economic infrastructure -- and the dramatic global market rebound from its lows. Until they hit bottom in March, world markets plunged to levels not reached in a decade, down a further 24% from year-end 2008 and 60% from the October 2007 peak.(1) The global banking system's survival came into question, home prices continued to drop and economic paralysis spread. As rumors swirled about the demise of the next financial giant, they threatened to become self-fulfilling prophecies.

The equity and credit market rebound was driven not by a single event but a sequence of factors. Initially, the banking system's mere survival was enough to halt the declines and start the market upward. The results of government "stress tests" of major financial institutions were generally positive, enabling many of those institutions to raise capital in the public sector and avoid a worst-case scenario of government takeovers and/or failures of major banks. These capital infusions lowered risk by enabling banks to absorb legacy losses,

(1.) As measured by the Morgan Stanley Capital International (MSCI) All Country
     World Index. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

                        Not part of the annual report | 1
avoid fire-sale asset liquidations and generate new business at attractive spreads. Investors began to grasp the "green shoots" of a recovery as aggressively as they had looked for protection in a proverbial bunker a month or two before.

Given the dramatic nature of the equity market sell-off in 2008, we found good opportunities throughout the year in undervalued equities. Starting in the spring of 2009, we began investing in financial as well as industrial companies that we considered particularly attractive from both a business model and valuation standpoint. As a result, we meaningfully reduced the Fund's historical underweighting in financials while increasing its exposure to industrials. We also invested in economically defensive industries where we saw strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows.

We found equally attractive opportunities in merger arbitrage situations, including Kraft's unsolicited offer for U.K.-based Cadbury, Germany's Schaeffler acquisition of tire maker Continental, and the purchase by Cisco Systems of Norway's Tandberg. Merger and acquisition activity increased over the latter part of the year, and we expect it to accelerate further in 2010. Large strategic acquirers have had access to significant amounts of capital at very reasonable rates, and they were also generally facing significant obstacles to organic growth stemming largely from cautious consumers.

In our view, equity market outperformance on the scale achieved during 2009 does not look sustainable enough to last through 2010. Formidable headwinds remain. The reserve currency status of the U.S. dollar continues to be questioned, and the European Central Bank will have to navigate its withdrawal of monetary stimulus without slowing the economic recovery. Although the banking sector is no longer on life support, prospects for economic growth in the European region remain uncertain, over and beyond the welcome but temporary effects of inventory restocking. However, imbalances and temporary upheavals often generate mispriced securities, and that volatility can help us


                        2 | Not part of the annual report
find value for our shareholders. We thank you for your patience and support over the past year and look forward to serving you in the future.

Sincerely,


/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        Not part of the annual report | 3

Annual Report

Mutual European Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Mutual European Fund covers the fiscal year ended December 31, 2009.

PERFORMANCE OVERVIEW

Mutual European Fund - Class Z delivered a +23.01% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, which had a +27.70% total return in local currency terms.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

Equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and confidence was rekindled as investors began to believe the global financial system was finally on the mend. Global

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI Europe Index is a market capitalization-weighted index designed to measure equity market performance in the European region and includes reinvested daily net dividends. The index is unmanaged. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                4 | Annual Report
equities rallied from their March lows, led by the riskier, lower quality stocks that had been most vulnerable to a systemic meltdown or funding collapse. Emerging market economies fueled the recovery as governments aggressively incentivized lending and consumption, resulting in a dramatic statistical recovery that laid the groundwork for the developing world's best annual equity rally on record. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the year, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

Nonetheless, developed economies technically recovered by year-end, with Germany and France leading the eurozone out of a recession and both Japan and the U.S. exiting their longest recessions since World War II. Credit spreads narrowed as access to capital expanded and the private sector significantly reduced debt, though largely by transferring its liabilities to the public balance sheet. The growing indebtedness of sovereign governments exposed structural weaknesses in places like Dubai, Greece and Ireland, temporarily roiling markets toward the end of the year. Policymakers remained firmly committed to stimulus throughout the period, indicating that deflation worries persisted despite signs of economic stabilization. The U.S. Federal Reserve Board announced its intention to keep the benchmark lending rate "exceptionally low" for an extended period; the new Japanese administration trumpeted its fight against deflation; and even China restated its commitment to "moderately loose" policy. Still, policymakers began discussing exit strategies by period-end as interest rates remained at record lows and economic indicators rebounded.

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 12/31/09

                                  (BAR CHART)

U.K.                                         19.1%
France                                       19.0%
Germany                                      16.4%
Switzerland                                  10.9%
Netherlands                                   5.8%
Italy                                         4.0%
Denmark                                       3.6%
Norway                                        2.3%
U.S.                                          2.1%
Ireland                                       2.0%
Spain                                         1.0%
Sweden                                        0.9%
Jersey Islands                                0.6%
Short-Term Investments & Other Net Assets    12.3%

INVESTMENT STRATEGY

We follow a distinctive value investment approach, that combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis in an effort to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.


                                Annual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/09

                                         % OF TOTAL
                                         NET ASSETS
                                         ----------
Food Products                               7.5%
Commercial Banks                            6.7%
Oil, Gas & Consumable Fuels                 6.4%
Insurance                                   5.7%
Diversified Telecommunication Services      5.3%
Multi-Utilities                             4.5%
Tobacco                                     4.1%
Capital Markets                             3.6%
Industrial Conglomerates                    3.5%
Construction Materials                      3.4%

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

During the year under review, several holdings had successful outcomes. Three of the Fund's best performing investments were Schindler Holding, a Swiss maker of elevators, escalators and moving walkways; U.K.-based Anglo American (Anglo), one of the world's largest diversified mining groups; and German automotive manufacturer Daimler.

Schindler shares performed well largely due to the company's resilient earnings coming from its long-term equipment maintenance contracts. A big drop in new orders throughout 2009 came as no surprise to us, given historically weak global construction markets. However, Schindler's extensive order book enabled the company to adjust its cost base in a timely fashion and allowed it to protect its group margins. We found that the substantial prepayments stemming from the company's maintenance contracts, in combination with low capital expenditure needs, have thus far enabled Schindler to generate sizable free cash flows in a variety of economic scenarios.

Anglo shares rose substantially in 2009, driven foremost by a favorable commodities pricing environment, particularly for metals. The company's share price received additional support from an unsolicited merger proposal in late June, from London-listed fellow miner Xstrata. Finally, investors reacted favorably to the appointment of Sir John Parker as Anglo's new chairman.

Daimler made sizable gains during the period, following second and third quarter 2009 results that beat market expectations. In particular, solid cash generation lifted the company's net industrial liquidity significantly above consensus estimates. At period-end, we believed the stock still harbored meaningful appreciation potential as Daimler management continues to implement its cost reduction strategy, and as its end-markets begin to improve from the low levels reached during the global recession.

Although most Fund holdings increased in value during 2009, it had some disappointments. Three investments that declined in value were German mail and express carrier Deutsche Post; Electricite de France (EDF), the country's main


                                6 | Annual Report
electricity generation and distribution company; and GDF Suez, another France-based energy company active in the fields of electricity generation, natural gas and renewable energy.

The Fund's shares of German mail and express mail carrier Deutsche Post declined in value during the time we held them, primarily due to concerns about the negative outlook for global growth. In addition, concerns grew about Deutsche Bank's ability to close the Postbank sale and evidence of Deutsche Post's exposure to a Postbank rights issue. Lastly, rumors swirled that the company might cut its dividend. The Fund sold its position prior to the dividend cut announcement in early 2009.

Share prices for French utility group EDF fell as investors reacted negatively to a lack of clarity regarding the French government's intention to restructure heavily regulated electricity tariffs. Also, several analysts were wary of EDF's declared ambition to expand its longstanding expertise in nuclear power generation as the group embarked on a series of acquisitions abroad, particularly in the U.S. and U.K. The Fund's shares in EDF were sold during the year.

GDF Suez shares lost value during 2009 as weaker European wholesale natural gas and electricity prices negatively impacted its operations. In addition, the Belgian government imposed a nuclear tax on all of the country's power generators, among which GDF Suez is the largest by far. Despite short-term headwinds, we continued to view favorably the company's strategic power generating position in the heart of western Europe, as well as its expanding interests in the global liquefied natural gas supply chain.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during 2009, our hedging strategy negatively impacted performance.

TOP 10 HOLDINGS
12/31/09

COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
------------------------                   ----------
Schindler Holding AG, registered & PC
   MACHINERY, SWITZERLAND                     3.0%
Nestle SA
   FOOD PRODUCTS, SWITZERLAND                 2.7%
British American Tobacco PLC
   TOBACCO, U.K.                              2.6%
Cadbury PLC
   FOOD PRODUCTS, U.K.                        2.5%
Intesa Sanpaolo SpA, ord. & di Risp.
   COMMERICAL BANKS, ITALY                    2.5%
A.P. Moller-Maersk AS
   MARINE, DENMARK                            2.4%
GDF Suez
   MULTI-UTILITIES, FRANCE                    2.4%
Siemens AG
   INDUSTRIAL CONGLOMERATES, GERMANY          2.3%
Total SA, B
   OIL, GAS & CONSUMABLE FUELS, FRANCE        2.3%
Vodafone Group PLC
   WIRELESS TELECOMMUNICATION SERVICES,
      U.K.                                    2.2%


                                Annual Report | 7

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.

(PHOTO OF PHILIPPE BRUGERE-TRELAT)


/s/ Philippe Brugere-Trelat

Philippe Brugere-Trelat
Portfolio Manager


(PHOTO OF KATRINA DUDLEY, CFA)


/s/ Katrina Dudley, CFA

Katrina Dudley, CFA
Assistant Portfolio Manager
Mutual European Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                8 | Annual Report

PHILIPPE BRUGERE-TRELAT has been lead portfolio manager for Mutual European Fund since 2005. He also assumed portfolio manager responsibilities for Mutual Global Discovery Fund in December 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund's former manager.

KATRINA DUDLEY has been assistant portfolio manager for Mutual European Fund since 2007. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as global health care services companies. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.


                                Annual Report | 9

Performance Summary as of 12/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS Z (SYMBOL: MEURX)                       CHANGE   12/31/09   12/31/08
-----------------------                       ------   --------   --------
Net Asset Value (NAV)                         +$3.14     $20.39     $17.25
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                     $0.7838

CLASS A (SYMBOL: TEMIX)                       CHANGE   12/31/09   12/31/08
-----------------------                       ------   --------   --------
Net Asset Value (NAV)                         +$3.13    $20.02     $16.89
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                     $0.6608

CLASS B (SYMBOL: TEUBX)                       CHANGE   12/31/09   12/31/08
-----------------------                       ------   --------   --------
Net Asset Value (NAV)                         +$3.29    $19.66     $16.37
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                     $0.2599

CLASS C (SYMBOL: TEURX)                       CHANGE   12/31/09   12/31/08
-----------------------                       ------   --------   --------
Net Asset Value (NAV)                         +$3.29    $20.05     $16.76
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                     $0.3362

CLASS R (SYMBOL: N/A)                         CHANGE   12/31/09   10/30/09
-----------------------                       ------   --------   --------
Net Asset Value (NAV)                         +$0.62    $19.98     $19.36
DISTRIBUTIONS (10/31/09-12/31/09)
Dividend Income                     $0.1947


                               10 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE AND AGGREGATE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS
B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z(1)                                       1-YEAR    5-YEAR    10-YEAR
----------                                      -------    -------   -------
Cumulative Total Return(2)                       +23.01%    +46.22%  +137.66%
Average Annual Total Return(3)                   +23.01%     +7.90%    +9.04%
Value of $10,000 Investment(4)                  $12,301    $14,622   $23,766
   Total Annual Operating Expenses(5)   1.09%

CLASS A(1)                                       1-YEAR     5-YEAR   10-YEAR
----------                                      -------    -------   -------
Cumulative Total Return(2)                       +22.67%    +44.04%  +130.13%
Average Annual Total Return(3)                   +15.62%     +6.30%    +8.05%
Value of $10,000 Investment(4)                  $11,562    $13,575   $21,692
   Total Annual Operating Expenses(5)   1.38%

CLASS B(1)                                       1-YEAR     5-YEAR    10-YEAR
----------                                      -------    --------   -------
Cumulative Total Return(2)                       +21.79%     +39.15%   +118.24%
Average Annual Total Return(3)                   +17.79%      +6.52%     +8.12%
Value of $10,000 Investment(4)                  $11,779     $13,715    $21,824
   Total Annual Operating Expenses(5)   2.09%

CLASS C(1)                                      1-YEAR     5-YEAR   10-YEAR
----------                                     -------    -------   -------
Cumulative Total Return(2)                      +21.76%    +39.10%  +115.36%
Average Annual Total Return(3)                  +20.76%     +6.82%    +7.97%
Value of $10,000 Investment(4)                 $12,076    $13,910   $21,536
   Total Annual Operating Expenses(5)   2.08%

CLASS R                                             INCEPTION (10/30/09)
---------                                           --------------------
Cumulative Total Return(2)                                  +4.23%
Aggregate Total Return(6)                                   +4.23%
Value of $10,000 Investment(4)                            $10,423
   Total Annual Operating Expenses(5)   1.59%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS Z(1)   12/31/09
----------   --------
1-Year        +23.01%
5-Year         +7.90%
10-Year        +9.04%

                          CLASS Z (1/1/00-12/31/09)(1)

                               (PERFORMANCE GRAPH)

             MUTUAL EUROPEAN FUND -   MSCI EUROPE INDEX (LOCAL
   DATE               CLASS Z                  CURRENCY)
----------   ----------------------   ------------------------
  1/1/2000           $10,000                   $10,000
 1/31/2000           $10,225                   $ 9,441
 2/29/2000           $11,533                   $10,111
 3/31/2000           $11,178                   $10,351
 4/30/2000           $10,870                   $10,279
 5/31/2000           $10,888                   $10,224
 6/30/2000           $10,896                   $10,159
 7/31/2000           $10,965                   $10,270
 8/31/2000           $11,239                   $10,532
 9/30/2000           $10,965                   $10,035
10/31/2000           $11,090                   $10,293
11/30/2000           $11,046                   $ 9,789
12/31/2000           $11,446                   $ 9,784
 1/31/2001           $11,764                   $ 9,924
 2/28/2001           $11,697                   $ 9,173
 3/31/2001           $11,240                   $ 8,757
 4/30/2001           $11,579                   $ 9,349
 5/31/2001           $11,778                   $ 9,183
 6/30/2001           $11,705                   $ 8,874
 7/31/2001           $11,638                   $ 8,658
 8/31/2001           $11,527                   $ 8,182
 9/30/2001           $10,210                   $ 7,306
10/31/2001           $10,543                   $ 7,617
11/30/2001           $10,765                   $ 8,007
12/31/2001           $10,904                   $ 8,180
 1/31/2002           $11,138                   $ 7,997
 2/28/2002           $11,305                   $ 7,965
 3/31/2002           $11,751                   $ 8,327
 4/30/2002           $11,993                   $ 8,026
 5/31/2002           $12,061                   $ 7,802
 6/30/2002           $11,600                   $ 7,166
 7/31/2002           $10,700                   $ 6,335
 8/31/2002           $10,716                   $ 6,364
 9/30/2002           $10,037                   $ 5,458
10/31/2002           $10,067                   $ 5,992
11/30/2002           $10,167                   $ 6,287
12/31/2002           $10,063                   $ 5,778
 1/31/2003           $ 9,784                   $ 5,395
 2/28/2003           $ 9,481                   $ 5,289
 3/31/2003           $ 9,621                   $ 5,171
 4/30/2003           $10,389                   $ 5,778
 5/31/2003           $11,049                   $ 5,908
 6/30/2003           $11,196                   $ 6,050
 7/31/2003           $11,453                   $ 6,309
 8/31/2003           $11,695                   $ 6,430
 9/30/2003           $11,883                   $ 6,204
10/31/2003           $12,383                   $ 6,583
11/30/2003           $12,835                   $ 6,697
12/31/2003           $13,368                   $ 6,921
 1/31/2004           $13,520                   $ 7,035
 2/29/2004           $13,966                   $ 7,198
 3/31/2004           $13,910                   $ 7,036
 4/30/2004           $13,798                   $ 7,176
 5/31/2004           $13,838                   $ 7,107
 6/30/2004           $14,149                   $ 7,247
 7/31/2004           $13,989                   $ 7,097
 8/31/2004           $14,029                   $ 7,086
 9/30/2004           $14,446                   $ 7,256
10/31/2004           $14,816                   $ 7,359
11/30/2004           $15,603                   $ 7,553
12/31/2004           $16,253                   $ 7,768
 1/31/2005           $15,981                   $ 7,886
 2/28/2005           $16,797                   $ 8,116
 3/31/2005           $16,442                   $ 8,083
 4/30/2005           $16,228                   $ 7,876
 5/31/2005           $16,492                   $ 8,268
 6/30/2005           $16,879                   $ 8,557
 7/31/2005           $17,508                   $ 8,910
 8/31/2005           $17,797                   $ 8,891
 9/30/2005           $18,195                   $ 9,282
10/31/2005           $17,913                   $ 9,026
11/30/2005           $18,426                   $ 9,352
12/31/2005           $19,184                   $ 9,705
 1/31/2006           $19,824                   $10,019
 2/28/2006           $20,364                   $10,212
 3/31/2006           $21,364                   $10,553
 4/30/2006           $21,625                   $10,613
 5/31/2006           $20,868                   $10,081
 6/30/2006           $20,940                   $10,190
 7/31/2006           $21,151                   $10,325
 8/31/2006           $21,912                   $10,569
 9/30/2006           $22,297                   $10,813
10/31/2006           $23,022                   $11,137
11/30/2006           $23,425                   $11,123
12/31/2006           $24,422                   $11,554
 1/31/2007           $25,207                   $11,742
 2/28/2007           $24,899                   $11,574
 3/31/2007           $26,101                   $11,942
 4/30/2007           $27,422                   $12,429
 5/31/2007           $28,395                   $12,823
 6/30/2007           $28,509                   $12,729
 7/31/2007           $27,863                   $12,286
 8/31/2007           $27,674                   $12,221
 9/30/2007           $28,609                   $12,434
10/31/2007           $29,424                   $12,796
11/30/2007           $28,688                   $12,311
12/31/2007           $28,610                   $12,252
 1/31/2008           $25,914                   $10,854
 2/29/2008           $26,044                   $10,819
 3/31/2008           $25,599                   $10,544
 4/30/2008           $26,849                   $11,202
 5/31/2008           $27,370                   $11,275
 6/30/2008           $24,696                   $10,169
 7/31/2008           $24,099                   $ 9,976
 8/31/2008           $24,392                   $10,223
 9/30/2008           $22,333                   $ 9,018
10/31/2008           $19,925                   $ 7,802
11/30/2008           $19,108                   $ 7,433
12/31/2008           $19,321                   $ 7,485
 1/31/2009           $18,514                   $ 7,027
 2/28/2009           $17,439                   $ 6,386
 3/31/2009           $17,607                   $ 6,621
 4/30/2009           $19,119                   $ 7,465
 5/31/2009           $19,925                   $ 7,794
 6/30/2009           $19,903                   $ 7,649
 7/31/2009           $21,325                   $ 8,355
 8/31/2009           $22,513                   $ 8,845
 9/30/2009           $23,621                   $ 9,194
10/31/2009           $22,779                   $ 8,945
11/30/2009           $23,055                   $ 9,112
12/31/2009           $23,766                   $ 9,558

AVERAGE ANNUAL TOTAL RETURN

CLASS A(1)   12/31/09
----------   --------
1-Year        +15.62%
5-Year         +6.30%
10-Year        +8.05%

CLASS A (1/1/00-12/31/09)(1)

                               (PERFORMANCE GRAPH)

             MUTUAL EUROPEAN FUND -   MSCI EUROPE INDEX (LOCAL
   DATE             CLASS A                  CURRENCY)
----------   ----------------------   ------------------------
  1/1/2000           $ 9,426                   $10,000
 1/31/2000           $ 9,634                   $ 9,441
 2/29/2000           $10,867                   $10,111
 3/31/2000           $10,529                   $10,351
 4/30/2000           $10,236                   $10,279
 5/31/2000           $10,253                   $10,224
 6/30/2000           $10,251                   $10,159
 7/31/2000           $10,316                   $10,270
 8/31/2000           $10,566                   $10,532
 9/30/2000           $10,311                   $10,035
10/31/2000           $10,423                   $10,293
11/30/2000           $10,382                   $ 9,789
12/31/2000           $10,752                   $ 9,784
 1/31/2001           $11,046                   $ 9,924
 2/28/2001           $10,976                   $ 9,173
 3/31/2001           $10,549                   $ 8,757
 4/30/2001           $10,864                   $ 9,349
 5/31/2001           $11,046                   $ 9,183
 6/30/2001           $10,974                   $ 8,874
 7/31/2001           $10,904                   $ 8,658
 8/31/2001           $10,805                   $ 8,182
 9/30/2001           $ 9,563                   $ 7,306
10/31/2001           $ 9,879                   $ 7,617
11/30/2001           $10,082                   $ 8,007
12/31/2001           $10,209                   $ 8,180
 1/31/2002           $10,423                   $ 7,997
 2/28/2002           $10,573                   $ 7,965
 3/31/2002           $10,988                   $ 8,327
 4/30/2002           $11,210                   $ 8,026
 5/31/2002           $11,275                   $ 7,802
 6/30/2002           $10,836                   $ 7,166
 7/31/2002           $ 9,999                   $ 6,335
 8/31/2002           $10,006                   $ 6,364
 9/30/2002           $ 9,372                   $ 5,458
10/31/2002           $ 9,393                   $ 5,992
11/30/2002           $ 9,480                   $ 6,287
12/31/2002           $ 9,387                   $ 5,778
 1/31/2003           $ 9,124                   $ 5,395
 2/28/2003           $ 8,838                   $ 5,289
 3/31/2003           $ 8,963                   $ 5,171
 4/30/2003           $ 9,680                   $ 5,778
 5/31/2003           $10,287                   $ 5,908
 6/30/2003           $10,423                   $ 6,050
 7/31/2003           $10,659                   $ 6,309
 8/31/2003           $10,887                   $ 6,430
 9/30/2003           $11,056                   $ 6,204
10/31/2003           $11,513                   $ 6,583
11/30/2003           $11,932                   $ 6,697
12/31/2003           $12,423                   $ 6,921
 1/31/2004           $12,558                   $ 7,035
 2/29/2004           $12,970                   $ 7,198
 3/31/2004           $12,917                   $ 7,036
 4/30/2004           $12,812                   $ 7,176
 5/31/2004           $12,842                   $ 7,107
 6/30/2004           $13,131                   $ 7,247
 7/31/2004           $12,973                   $ 7,097
 8/31/2004           $13,010                   $ 7,086
 9/30/2004           $13,388                   $ 7,256
10/31/2004           $13,728                   $ 7,359
11/30/2004           $14,460                   $ 7,553
12/31/2004           $15,060                   $ 7,768
 1/31/2005           $14,797                   $ 7,886
 2/28/2005           $15,547                   $ 8,116
 3/31/2005           $15,214                   $ 8,083
 4/30/2005           $15,014                   $ 7,876
 5/31/2005           $15,253                   $ 8,268
 6/30/2005           $15,604                   $ 8,557
 7/31/2005           $16,178                   $ 8,910
 8/31/2005           $16,442                   $ 8,891
 9/30/2005           $16,807                   $ 9,282
10/31/2005           $16,543                   $ 9,026
11/30/2005           $17,016                   $ 9,352
12/31/2005           $17,704                   $ 9,705
 1/31/2006           $18,294                   $10,019
 2/28/2006           $18,784                   $10,212
 3/31/2006           $19,703                   $10,553
 4/30/2006           $19,939                   $10,613
 5/31/2006           $19,239                   $10,081
 6/30/2006           $19,301                   $10,190
 7/31/2006           $19,499                   $10,325
 8/31/2006           $20,194                   $10,569
 9/30/2006           $20,546                   $10,813
10/31/2006           $21,199                   $11,137
11/30/2006           $21,568                   $11,123
12/31/2006           $22,476                   $11,554
 1/31/2007           $23,201                   $11,742
 2/28/2007           $22,904                   $11,574
 3/31/2007           $24,010                   $11,942
 4/30/2007           $25,217                   $12,429
 5/31/2007           $26,109                   $12,823
 6/30/2007           $26,211                   $12,729
 7/31/2007           $25,616                   $12,286
 8/31/2007           $25,430                   $12,221
 9/30/2007           $26,285                   $12,434
10/31/2007           $27,029                   $12,796
11/30/2007           $26,341                   $12,311
12/31/2007           $26,267                   $12,252
 1/31/2008           $23,789                   $10,854
 2/29/2008           $23,900                   $10,819
 3/31/2008           $23,484                   $10,544
 4/30/2008           $24,632                   $11,202
 5/31/2008           $25,099                   $11,275
 6/30/2008           $22,641                   $10,169
 7/31/2008           $22,092                   $ 9,976
 8/31/2008           $22,356                   $10,223
 9/30/2008           $20,457                   $ 9,018
10/31/2008           $18,248                   $ 7,802
11/30/2008           $17,494                   $ 7,433
12/31/2008           $17,683                   $ 7,485
 1/31/2009           $16,950                   $ 7,027
 2/28/2009           $15,955                   $ 6,386
 3/31/2009           $16,102                   $ 6,621
 4/30/2009           $17,484                   $ 7,465
 5/31/2009           $18,217                   $ 7,794
 6/30/2009           $18,196                   $ 7,649
 7/31/2009           $19,494                   $ 8,355
 8/31/2009           $20,562                   $ 8,845
 9/30/2009           $21,582                   $ 9,194
10/31/2009           $20,808                   $ 8,945
11/30/2009           $21,045                   $ 9,112
12/31/2009           $21,692                   $ 9,558


                               12 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS B(1)   12/31/09
----------   --------
1-Year        +17.79%
5-Year         +6.52%
10-Year        +8.12%

                           CLASS B(1/1/00-12/31/09)(1)

                               (PERFORMANCE GRAPH)

             MUTUAL EUROPEAN   MSCI EUROPE INDEX
   DATE       FUND - CLASS B    (LOCAL CURRENCY)
----------   ---------------   -----------------
  1/1/2000       $10,000            $10,000
 1/31/2000       $10,216            $ 9,441
 2/29/2000       $11,513            $10,111
 3/31/2000       $11,152            $10,351
 4/30/2000       $10,834            $10,279
 5/31/2000       $10,846            $10,224
 6/30/2000       $10,841            $10,159
 7/31/2000       $10,898            $10,270
 8/31/2000       $11,163            $10,532
 9/30/2000       $10,885            $10,035
10/31/2000       $10,999            $10,293
11/30/2000       $10,948            $ 9,789
12/31/2000       $11,331            $ 9,784
 1/31/2001       $11,637            $ 9,924
 2/28/2001       $11,555            $ 9,173
 3/31/2001       $11,100            $ 8,757
 4/30/2001       $11,421            $ 9,349
 5/31/2001       $11,615            $ 9,183
 6/30/2001       $11,534            $ 8,874
 7/31/2001       $11,451            $ 8,658
 8/31/2001       $11,339            $ 8,182
 9/30/2001       $10,038            $ 7,306
10/31/2001       $10,352            $ 7,617
11/30/2001       $10,561            $ 8,007
12/31/2001       $10,689            $ 8,180
 1/31/2002       $10,910            $ 7,997
 2/28/2002       $11,061            $ 7,965
 3/31/2002       $11,487            $ 8,327
 4/30/2002       $11,714            $ 8,026
 5/31/2002       $11,775            $ 7,802
 6/30/2002       $11,314            $ 7,166
 7/31/2002       $10,426            $ 6,335
 8/31/2002       $10,434            $ 6,364
 9/30/2002       $ 9,760            $ 5,458
10/31/2002       $ 9,783            $ 5,992
11/30/2002       $ 9,868            $ 6,287
12/31/2002       $ 9,769            $ 5,778
 1/31/2003       $ 9,491            $ 5,395
 2/28/2003       $ 9,182            $ 5,289
 3/31/2003       $ 9,313            $ 5,171
 4/30/2003       $10,047            $ 5,778
 5/31/2003       $10,673            $ 5,908
 6/30/2003       $10,812            $ 6,050
 7/31/2003       $11,045            $ 6,309
 8/31/2003       $11,278            $ 6,430
 9/30/2003       $11,449            $ 6,204
10/31/2003       $11,915            $ 6,583
11/30/2003       $12,343            $ 6,697
12/31/2003       $12,841            $ 6,921
 1/31/2004       $12,975            $ 7,035
 2/29/2004       $13,393            $ 7,198
 3/31/2004       $13,330            $ 7,036
 4/30/2004       $13,219            $ 7,176
 5/31/2004       $13,243            $ 7,107
 6/30/2004       $13,524            $ 7,247
 7/31/2004       $13,357            $ 7,097
 8/31/2004       $13,389            $ 7,086
 9/30/2004       $13,770            $ 7,256
10/31/2004       $14,111            $ 7,359
11/30/2004       $14,857            $ 7,553
12/31/2004       $15,463            $ 7,768
 1/31/2005       $15,196            $ 7,886
 2/28/2005       $15,955            $ 8,116
 3/31/2005       $15,600            $ 8,083
 4/30/2005       $15,390            $ 7,876
 5/31/2005       $15,624            $ 8,268
 6/30/2005       $15,975            $ 8,557
 7/31/2005       $16,559            $ 8,910
 8/31/2005       $16,818            $ 8,891
 9/30/2005       $17,183            $ 9,282
10/31/2005       $16,899            $ 9,026
11/30/2005       $17,370            $ 9,352
12/31/2005       $18,071            $ 9,705
 1/31/2006       $18,659            $10,019
 2/28/2006       $19,151            $10,212
 3/31/2006       $20,073            $10,553
 4/30/2006       $20,302            $10,613
 5/31/2006       $19,573            $10,081
 6/30/2006       $19,626            $10,190
 7/31/2006       $19,813            $10,325
 8/31/2006       $20,510            $10,569
 9/30/2006       $20,850            $10,813
10/31/2006       $21,511            $11,137
11/30/2006       $21,860            $11,123
12/31/2006       $22,772            $11,554
 1/31/2007       $23,494            $11,742
 2/28/2007       $23,186            $11,574
 3/31/2007       $24,283            $11,942
 4/30/2007       $25,496            $12,429
 5/31/2007       $26,373            $12,823
 6/30/2007       $26,463            $12,729
 7/31/2007       $25,846            $12,286
 8/31/2007       $25,644            $12,221
 9/30/2007       $26,492            $12,434
10/31/2007       $27,224            $12,796
11/30/2007       $26,520            $12,311
12/31/2007       $26,427            $12,252
 1/31/2008       $23,934            $10,854
 2/29/2008       $24,046            $10,819
 3/31/2008       $23,627            $10,544
 4/30/2008       $24,782            $11,202
 5/31/2008       $25,252            $11,275
 6/30/2008       $22,779            $10,169
 7/31/2008       $22,227            $ 9,976
 8/31/2008       $22,493            $10,223
 9/30/2008       $20,582            $ 9,018
10/31/2008       $18,359            $ 7,802
11/30/2008       $17,601            $ 7,433
12/31/2008       $17,790            $ 7,485
 1/31/2009       $17,053            $ 7,027
 2/28/2009       $16,052            $ 6,386
 3/31/2009       $16,200            $ 6,621
 4/30/2009       $17,590            $ 7,465
 5/31/2009       $18,328            $ 7,794
 6/30/2009       $18,307            $ 7,649
 7/31/2009       $19,613            $ 8,355
 8/31/2009       $20,687            $ 8,845
 9/30/2009       $21,714            $ 9,194
10/31/2009       $20,935            $ 8,945
11/30/2009       $21,173            $ 9,112
12/31/2009       $21,824            $ 9,558

AVERAGE ANNUAL TOTAL RETURN

CLASS C(1)   12/31/09
----------   --------
1-Year        +20.76%
5-Year         +6.82%
10-Year        +7.97%

                           CLASS C(1-1/00-12/31/09)(1)

                               (PERFORMANCE GRAPH)

             MUTUAL EUROPEAN   MSCI EUROPE INDEX
DATE          FUND - CLASS C    (LOCAL CURRENCY)
----         ---------------   -----------------
  1/1/2000       $10,000            $10,000
 1/31/2000       $10,215            $ 9,441
 2/29/2000       $11,522            $10,111
 3/31/2000       $11,158            $10,351
 4/30/2000       $10,842            $10,279
 5/31/2000       $10,854            $10,224
 6/30/2000       $10,846            $10,159
 7/31/2000       $10,909            $10,270
 8/31/2000       $11,173            $10,532
 9/30/2000       $10,890            $10,035
10/31/2000       $11,010            $10,293
11/30/2000       $10,953            $ 9,789
12/31/2000       $11,342            $ 9,784
 1/31/2001       $11,645            $ 9,924
 2/28/2001       $11,571            $ 9,173
 3/31/2001       $11,106            $ 8,757
 4/30/2001       $11,431            $ 9,349
 5/31/2001       $11,623            $ 9,183
 6/30/2001       $11,540            $ 8,874
 7/31/2001       $11,459            $ 8,658
 8/31/2001       $11,348            $ 8,182
 9/30/2001       $10,038            $ 7,306
10/31/2001       $10,364            $ 7,617
11/30/2001       $10,571            $ 8,007
12/31/2001       $10,702            $ 8,180
 1/31/2002       $10,919            $ 7,997
 2/28/2002       $11,076            $ 7,965
 3/31/2002       $11,496            $ 8,327
 4/30/2002       $11,728            $ 8,026
 5/31/2002       $11,788            $ 7,802
 6/30/2002       $11,323            $ 7,166
 7/31/2002       $10,440            $ 6,335
 8/31/2002       $10,448            $ 6,364
 9/30/2002       $ 9,776            $ 5,458
10/31/2002       $ 9,791            $ 5,992
11/30/2002       $ 9,881            $ 6,287
12/31/2002       $ 9,776            $ 5,778
 1/31/2003       $ 9,495            $ 5,395
 2/28/2003       $ 9,198            $ 5,289
 3/31/2003       $ 9,320            $ 5,171
 4/30/2003       $10,058            $ 5,778
 5/31/2003       $10,689            $ 5,908
 6/30/2003       $10,819            $ 6,050
 7/31/2003       $11,056            $ 6,309
 8/31/2003       $11,286            $ 6,430
 9/30/2003       $11,462            $ 6,204
10/31/2003       $11,928            $ 6,583
11/30/2003       $12,357            $ 6,697
12/31/2003       $12,856            $ 6,921
 1/31/2004       $12,987            $ 7,035
 2/29/2004       $13,406            $ 7,198
 3/31/2004       $13,344            $ 7,036
 4/30/2004       $13,235            $ 7,176
 5/31/2004       $13,259            $ 7,107
 6/30/2004       $13,542            $ 7,247
 7/31/2004       $13,378            $ 7,097
 8/31/2004       $13,409            $ 7,086
 9/30/2004       $13,792            $ 7,256
10/31/2004       $14,135            $ 7,359
11/30/2004       $14,877            $ 7,553
12/31/2004       $15,483            $ 7,768
 1/31/2005       $15,213            $ 7,886
 2/28/2005       $15,967            $ 8,116
 3/31/2005       $15,618            $ 8,083
 4/30/2005       $15,403            $ 7,876
 5/31/2005       $15,641            $ 8,268
 6/30/2005       $15,994            $ 8,557
 7/31/2005       $16,576            $ 8,910
 8/31/2005       $16,831            $ 8,891
 9/30/2005       $17,198            $ 9,282
10/31/2005       $16,919            $ 9,026
11/30/2005       $17,389            $ 9,352
12/31/2005       $18,080            $ 9,705
 1/31/2006       $18,675            $10,019
 2/28/2006       $19,166            $10,212
 3/31/2006       $20,096            $10,553
 4/30/2006       $20,321            $10,613
 5/31/2006       $19,597            $10,081
 6/30/2006       $19,640            $10,190
 7/31/2006       $19,833            $10,325
 8/31/2006       $20,526            $10,569
 9/30/2006       $20,868            $10,813
10/31/2006       $21,525            $11,137
11/30/2006       $21,885            $11,123
12/31/2006       $22,799            $11,554
 1/31/2007       $23,516            $11,742
 2/28/2007       $23,205            $11,574
 3/31/2007       $24,308            $11,942
 4/30/2007       $25,516            $12,429
 5/31/2007       $26,402            $12,823
 6/30/2007       $26,492            $12,729
 7/31/2007       $25,869            $12,286
 8/31/2007       $25,671            $12,221
 9/30/2007       $26,520            $12,434
10/31/2007       $27,247            $12,796
11/30/2007       $26,548            $12,311
12/31/2007       $26,453            $12,252
 1/31/2008       $23,942            $10,854
 2/29/2008       $24,045            $10,819
 3/31/2008       $23,604            $10,544
 4/30/2008       $24,742            $11,202
 5/31/2008       $25,203            $11,275
 6/30/2008       $22,723            $10,169
 7/31/2008       $22,150            $ 9,976
 8/31/2008       $22,406            $10,223
 9/30/2008       $20,494            $ 9,018
10/31/2008       $18,268            $ 7,802
11/30/2008       $17,508            $ 7,433
12/31/2008       $17,687            $ 7,485
 1/31/2009       $16,938            $ 7,027
 2/28/2009       $15,946            $ 6,386
 3/31/2009       $16,072            $ 6,621
 4/30/2009       $17,444            $ 7,465
 5/31/2009       $18,162            $ 7,794
 6/30/2009       $18,130            $ 7,649
 7/31/2009       $19,418            $ 8,355
 8/31/2009       $20,473            $ 8,845
 9/30/2009       $21,466            $ 9,194
10/31/2009       $20,683            $ 8,945
11/30/2009       $20,908            $ 9,112
12/31/2009       $21,536            $ 9,558


                               Annual Report | 13

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. BECAUSE THE FUND INVESTS IN ISSUERS LOCATED IN EUROPE, IT MAY EXPERIENCE GREATER VOLATILITY THAN A MORE GEOGRAPHICALLY DIVERSIFIED FUND. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. IN ADDITION, THE FUND'S INVESTMENTS IN SMALLER COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE CERTAIN RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Aggregate total return represents the change in value of an investment over the period shown. Since Class R shares have existed for less than one year, average annual total returns are not available.

(7.) Source: (C) 2009 Morningstar. The MSCI Europe Index is a market capitalization-weighted index designed to measure equity market performance in the European region. The index is calculated in local currency terms and includes reinvested daily net dividends.


                               14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

     In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 7/1/09     VALUE 12/31/09   PERIOD* 7/1/09-12/31/09
                                           -----------------   --------------   -----------------------
CLASS Z
Actual                                           $1,000           $1,194.10               $ 6.19
Hypothetical (5% return before expenses)         $1,000           $1,019.56               $ 5.70

CLASS A
Actual                                           $1,000           $1,192.10               $ 7.85
Hypothetical (5% return before expenses)         $1,000           $1,018.05               $ 7.22

CLASS B
Actual                                           $1,000           $1,187.40               $11.63
Hypothetical (5% return before expenses)         $1,000           $1,014.57               $10.71

CLASS C
Actual                                           $1,000           $1,187.90               $11.69
Hypothetical (5% return before expenses)         $1,000           $1,014.52               $10.76

CLASS R
Actual (10/30/09-12/31/09)                       $1,000           $1,042.30               $ 2.81
Hypothetical (5% return before expenses)         $1,000           $1,017.04               $ 8.24

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.12%; A: 1.42%; B: 2.11%; C: 2.12%; and R:
     1.62%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes Z, A, B and C) to reflect the one-half year period. For Actual Class R expenses, the multiplier is 62/365 to reflect the number of days since inception.


                               16 | Annual Report

Mutual European Fund

FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------
CLASS Z                                               2009        2008          2007           2006          2005
-------                                            ----------   --------     ----------     ----------     --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    17.25   $  26.32     $    24.59     $    21.30     $  19.75
                                                   ----------   --------     ----------     ----------     --------
Income from investment operations(a):
   Net investment income(b) ....................         0.40       0.48           0.46           0.62         0.42
   Net realized and unrealized gains (losses) ..         3.52      (8.90)          3.74           5.08         3.11
                                                   ----------   --------     ----------     ----------     --------
Total from investment operations ...............         3.92      (8.42)          4.20           5.70         3.53
                                                   ----------   --------     ----------     ----------     --------
Less distributions from:
   Net investment income .......................        (0.78)     (0.03)         (0.68)         (0.66)       (0.55)
   Net realized gains ..........................           --      (0.62)         (1.79)         (1.75)       (1.43)
                                                   ----------   --------     ----------     ----------     --------
Total distributions ............................        (0.78)     (0.65)         (2.47)         (2.41)       (1.98)
                                                   ----------   --------     ----------     ----------     --------
Redemption fees(c) .............................           --         --(d)          --(d)          --(d)        --(d)
                                                   ----------   --------     ----------     ----------     --------
Net asset value, end of year ...................   $    20.39   $  17.25     $    26.32     $    24.59     $  21.30
                                                   ==========   ========     ==========     ==========     ========
Total return ...................................        23.01%    (32.47)%        17.15%         27.30%       18.03%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction(e) ...........         1.13%      1.09%          1.04%          1.05%        1.05%
Expenses net of expense reduction(e) ...........         1.12%      1.09%          1.04%          1.05%        1.05%
Expenses - excluding dividend expense on
   securities sold short:
   Expenses before expense reduction ...........         1.13%      1.09%          1.04%          1.04%        1.04%
   Expenses net of expense reduction ...........         1.12%      1.09%          1.04%          1.04%        1.04%
Net investment income ..........................         2.17%      2.22%          1.65%          2.64%        1.99%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,017,962   $800,264     $1,250,521     $1,034,000     $788,228
Portfolio turnover rate ........................        58.83%     42.15%         39.60%         37.65%       29.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.


(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Mutual European Fund

                                                                      YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------
CLASS A                                              2009       2008          2007          2006         2005
-------                                            --------   --------     ----------     --------     --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  16.89   $  25.86     $    24.19     $  20.99     $  19.50
                                                   --------   --------     ----------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................       0.34       0.42           0.36         0.56         0.34
   Net realized and unrealized gains (losses) ..       3.45      (8.75)          3.70         4.98         3.07
                                                   --------   --------     ----------     --------     --------
Total from investment operations ...............       3.79      (8.33)          4.06         5.54         3.41
                                                   --------   --------     ----------     --------     --------
Less distributions from:
   Net investment income .......................      (0.66)     (0.02)         (0.60)       (0.59)       (0.49)
   Net realized gains ..........................         --      (0.62)         (1.79)       (1.75)       (1.43)
                                                   --------   --------     ----------     --------     --------
Total distributions ............................      (0.66)     (0.64)         (2.39)       (2.34)       (1.92)
                                                   --------   --------     ----------     --------     --------
Redemption fees(c) .............................         --         --(d)          --(d)        --(d)        --(d)
                                                   --------   --------     ----------     --------     --------
Net asset value, end of year ...................   $  20.02   $  16.89     $    25.86     $  24.19     $  20.99
                                                   ========   ========     ==========     ========     ========
Total return(e) ................................      22.67%    (32.68)%        16.86%       26.96%       17.56%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction(f) ...........       1.43%      1.38%          1.34%        1.34%        1.38%
Expenses net of expense reduction(f) ...........       1.42%      1.38%          1.34%        1.34%        1.38%
Expenses - excluding dividend expense on
   securities sold short:
   Expenses before expense reduction ...........       1.43%      1.38%          1.34%        1.33%        1.37%
   Expenses net of expense reduction ...........       1.42%      1.38%          1.34%        1.33%        1.37%
Net investment income ..........................       1.87%      1.93%          1.35%        2.35%        1.66%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $807,932   $688,842     $1,333,176     $964,717     $707,995
Portfolio turnover rate ........................      58.83%     42.15%         39.60%       37.65%       29.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.


(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Mutual European Fund

                                                                  YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------
CLASS B                                              2009      2008        2007        2006        2005
-------                                            -------   -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 16.37   $ 25.24     $ 23.65     $ 20.58     $ 19.14
                                                   -------   -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ....................      0.22      0.27        0.18        0.38        0.21
   Net realized and unrealized gains (losses) ..      3.33     (8.51)       3.60        4.87        3.01
                                                   -------   -------     -------     -------     -------
Total from investment operations ...............      3.55     (8.24)       3.78        5.25        3.22
                                                   -------   -------     -------     -------     -------
Less distributions from:
   Net investment income .......................     (0.26)    (0.01)      (0.40)      (0.43)      (0.35)
   Net realized gains ..........................        --     (0.62)      (1.79)      (1.75)      (1.43)
                                                   -------   -------     -------     -------     -------
Total distributions ............................     (0.26)    (0.63)      (2.19)      (2.18)      (1.78)
                                                   -------   -------     -------     -------     -------
Redemption fees(c) .............................        --        --(d)       --(d)       --(d)       --(d)
                                                   -------   -------     -------     -------     -------
Net asset value, end of year ...................   $ 19.66   $ 16.37     $ 25.24     $ 23.65     $ 20.58
                                                   =======   =======     =======     =======     =======
Total return(e) ................................     21.79%   (33.15)%     16.05%      26.01%      16.87%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction(f) ...........      2.12%     2.09%       2.04%       2.05%       2.05%
Expenses net of expense reduction(f) ...........      2.11%     2.09%       2.04%       2.05%       2.05%
Expenses - excluding dividend expense on
   securities sold short:
   Expenses before expense reduction ...........      2.12%     2.09%       2.04%       2.04%       2.04%
   Expenses net of expense reduction ...........      2.11%     2.09%       2.04%       2.04%       2.04%
Net investment income ..........................      1.18%     1.22%       0.65%       1.64%       0.99%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $23,239   $30,017     $65,317     $63,219     $55,303
Portfolio turnover rate ........................     58.83%    42.15%      39.60%      37.65%      29.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Mutual European Fund

                                                                    YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------
CLASS C                                              2009       2008         2007         2006         2005
-------                                            --------   --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  16.76   $  25.82     $  24.17     $  20.98     $  19.50
                                                   --------   --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................       0.21       0.28         0.17         0.38         0.21
   Net realized and unrealized gains (losses) ..       3.42      (8.71)        3.69         4.99         3.05
                                                   --------   --------     --------     --------     --------
Total from investment operations ...............       3.63      (8.43)        3.86         5.37         3.26
                                                   --------   --------     --------     --------     --------
Less distributions from:
   Net investment income .......................      (0.34)     (0.01)       (0.42)       (0.43)       (0.35)
   Net realized gains ..........................         --      (0.62)       (1.79)       (1.75)       (1.43)
                                                   --------   --------     --------     --------     --------
Total distributions ............................      (0.34)     (0.63)       (2.21)       (2.18)       (1.78)
                                                   --------   --------     --------     --------     --------
Redemption fees(c) .............................         --         --(d)        --(d)        --(d)        --(d)
                                                   --------   --------     --------     --------     --------
Net asset value, end of year ...................   $  20.05   $  16.76     $  25.82     $  24.17     $  20.98
                                                   ========   ========     ========     ========     ========
Total return(e) ................................      21.76%    (33.14)%      16.03%       26.10%       16.78%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction(f) ...........       2.13%      2.08%        2.04%        2.05%        2.05%
Expenses net of expense reduction(f) ...........       2.12%      2.08%        2.04%        2.05%        2.05%
Expenses - excluding dividend expense on
   securities sold short:
   Expenses before expense reduction ...........       2.13%      2.08%        2.04%        2.04%        2.04%
   Expenses net of expense reduction ...........       2.12%      2.08%        2.04%        2.04%        2.04%
Net investment income ..........................       1.17%      1.23%        0.65%        1.64%        0.99%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $192,122   $189,244     $384,861     $303,259     $242,894
Portfolio turnover rate ........................      58.83%     42.15%       39.60%       37.65%       29.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Mutual European Fund

                                                     PERIOD ENDED
                                                     DECEMBER 31,
                                                        2009(a)
                                                     ------------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $19.36
                                                       ------
Income from investment operations(b):
   Net investment income(c) ......................       0.02
   Net realized and unrealized gains (losses) ....       0.79
                                                       ------
Total from investment operations .................       0.81
                                                       ------
Less distributions from net investment income ....      (0.19)
                                                       ------
Net asset value, end of period ...................     $19.98
                                                       ------
Total return(d) ..................................       4.23%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before expense reduction ................       1.63%
Expenses net of expense reduction ................       1.62%
Net investment income ............................       1.67%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $    5
Portfolio turnover rate ..........................      58.83%

(a)  For the period October 30, 2009 (effective date) to December 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Mutual European Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2009

                                                                                          SHARES/WARRANTS/
                                                                             COUNTRY          CONTRACTS           VALUE
                                                                         --------------   ----------------   --------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS 86.3%
        AIR FREIGHT & LOGISTICS 0.9%
        TNT NV .......................................................    Netherlands         596,663        $   18,363,007
                                                                                                             --------------
        AUTOMOBILES 2.0%
        Daimler AG ...................................................      Germany           781,307            41,571,001
                                                                                                             --------------
        BEVERAGES 2.3%
        Carlsberg AS, A ..............................................      Denmark            28,600             2,153,933
        Carlsberg AS, B ..............................................      Denmark           298,227            22,029,907
        Pernod Ricard SA .............................................       France           262,054            22,473,273
                                                                                                             --------------
                                                                                                                 46,657,113
                                                                                                             --------------
        CAPITAL MARKETS 3.6%
        Deutsche Bank AG (EUR Traded) ................................      Germany           357,918            25,401,904
        Deutsche Bank AG (USD Traded) ................................      Germany             8,000               567,280
        Man Group PLC ................................................   United Kingdom     4,098,920            20,378,763
    (a) UBS AG .......................................................    Switzerland       1,697,186            26,314,868
                                                                                                             --------------
                                                                                                                 72,662,815
                                                                                                             --------------
        CHEMICALS 2.3%
        Linde AG .....................................................      Germany           202,134            24,351,252
        Sika AG ......................................................    Switzerland           7,282            11,361,088
        Symrise AG ...................................................      Germany           483,661            10,371,202
                                                                                                             --------------
                                                                                                                 46,083,542
                                                                                                             --------------
        COMMERCIAL BANKS 6.7%
        Barclays PLC .................................................   United Kingdom     7,071,087            31,494,989
        BNP Paribas ..................................................       France           395,578            31,653,384
    (a) Intesa Sanpaolo SpA ..........................................       Italy         10,954,763            49,395,768
        Intesa Sanpaolo SpA, di Risp .................................       Italy            216,893               728,056
        Societe Generale, A ..........................................       France           339,390            23,780,881
                                                                                                             --------------
                                                                                                                137,053,078
                                                                                                             --------------
        COMMUNICATIONS EQUIPMENT 0.4%
        Tandberg ASA .................................................       Norway           296,739             8,446,956
                                                                                                             --------------
        CONSTRUCTION MATERIALS 3.4%
        CRH PLC ......................................................      Ireland         1,475,045            40,138,727
        SA des Ciments Vicat .........................................       France           354,426            29,831,775
                                                                                                             --------------
                                                                                                                 69,970,502
                                                                                                             --------------
        CONTAINERS & PACKAGING 0.7%
        Rexam PLC ....................................................   United Kingdom     3,174,701            14,865,886
                                                                                                             --------------
        DIVERSIFIED FINANCIAL SERVICES 3.4%
        Deutsche Boerse AG ...........................................      Germany           463,634            38,492,797
        Guinness Peat Group PLC ......................................   United Kingdom    11,324,011             6,900,603
        Investor AB, B ...............................................       Sweden         1,046,174            19,419,323
(a,b,c) Marconi Corp., Contingent Distribution .......................   United Kingdom    28,582,000                    --
        Oslo Bors VPS Holding ASA ....................................       Norway           340,000             3,519,426
                                                                                                             --------------
                                                                                                                 68,332,149
                                                                                                             --------------


                               22 | Annual Report

Mutual European Fund

                                                                                          SHARES/WARRANTS/
                                                                             COUNTRY          CONTRACTS           VALUE
                                                                         --------------   ----------------   --------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        DIVERSIFIED TELECOMMUNICATION SERVICES 5.3%
  (a,d) AboveNet Inc. ................................................   United States        184,695        $   12,012,563
  (a,d) AboveNet Inc., stock grant, grant price $10.475,
           expiration date 9/09/13 ...................................   United States            117                25,536
  (a,d) AboveNet Inc., stock grant, grant price $30,
           expiration date 9/07/18 ...................................   United States             25                 3,504
  (a,d) AboveNet Inc., wts., 9/08/10 .................................   United States          3,781               378,100
        Cable & Wireless PLC .........................................   United Kingdom    15,324,884            35,001,476
        Koninklijke KPN NV ...........................................    Netherlands       2,378,821            40,317,136
        Telefonica SA ................................................       Spain            704,061            19,672,806
                                                                                                             --------------
                                                                                                                107,411,121
                                                                                                             --------------
        ELECTRIC UTILITIES 2.0%
        E.ON AG ......................................................      Germany           987,340            41,141,976
                                                                                                             --------------
        ELECTRICAL EQUIPMENT 0.5%
        Alstom SA ....................................................       France           140,799             9,887,883
                                                                                                             --------------
        ENERGY EQUIPMENT & SERVICES 1.0%
        Bourbon SA ...................................................       France           411,033            15,503,634
    (a) Compagnie Generale de Geophysique SA .........................       France           236,970             5,064,416
                                                                                                             --------------
                                                                                                                 20,568,050
                                                                                                             --------------
        FOOD & STAPLES RETAILING 2.8%
        Carrefour SA .................................................       France           404,334            19,423,989
        Koninklijke Ahold NV .........................................    Netherlands       2,770,276            36,720,639
                                                                                                             --------------
                                                                                                                 56,144,628
                                                                                                             --------------
        FOOD PRODUCTS 7.5%
        Cadbury PLC ..................................................   United Kingdom     3,930,571            50,536,885
        CSM NV .......................................................    Netherlands         855,093            22,491,422
        Danone .......................................................       France           218,837            13,416,679
        Nestle SA ....................................................    Switzerland       1,142,370            55,399,675
        Rieber & Son ASA .............................................       Norway         1,548,350            10,952,031
                                                                                                             --------------
                                                                                                                152,796,692
                                                                                                             --------------
        HEALTH CARE PROVIDERS & SERVICES 1.3%
        Rhoen-Klinikum AG ............................................      Germany         1,106,874            27,125,525
                                                                                                             --------------
        HOTELS, RESTAURANTS & LEISURE 1.7%
        Accor SA .....................................................       France           613,931            33,614,543
                                                                                                             --------------
        HOUSEHOLD DURABLES 1.5%
    (a) Berkeley Group Holdings PLC ..................................   United Kingdom     2,315,066            30,999,712
                                                                                                             --------------
        INDUSTRIAL CONGLOMERATES 3.5%
        Orkla ASA ....................................................       Norway         2,445,205            23,982,110
        Siemens AG ...................................................      Germany           514,174            47,377,248
                                                                                                             --------------
                                                                                                                 71,359,358
                                                                                                             --------------
        INSURANCE 5.7%
        AXA SA .......................................................       France         1,414,888            33,499,149
        Brit Insurance Holdings NV ...................................   United Kingdom     2,935,220             9,278,360


                               Annual Report | 23

Mutual European Fund

                                                                                          SHARES/WARRANTS/
                                                                             COUNTRY          CONTRACTS           VALUE
                                                                         --------------   ----------------   --------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        INSURANCE (CONTINUED)
        Lancashire Holdings Ltd. .....................................   United Kingdom     1,475,829        $   10,572,299
  (a,d) Olympus Re Holdings Ltd. .....................................   United States         16,080                34,347
        White Mountains Insurance Group Ltd. .........................   United States         57,372            19,085,370
        Zurich Financial Services AG .................................    Switzerland         204,810            44,814,244
                                                                                                             --------------
                                                                                                                117,283,769
                                                                                                             --------------
        MACHINERY 3.3%
        Demag Cranes AG ..............................................      Germany           199,739             6,667,571
        Schindler Holding AG .........................................    Switzerland         352,315            26,666,551
        Schindler Holding AG, PC .....................................    Switzerland         436,902            33,617,586
                                                                                                             --------------
                                                                                                                 66,951,708
                                                                                                             --------------
        MARINE 2.4%
        A P Moller - Maersk AS .......................................      Denmark             7,093            49,939,654
                                                                                                             --------------
        MEDIA 1.8%
        Eutelsat Communications ......................................       France         1,170,444            37,630,206
                                                                                                             --------------
        METALS & MINING 1.0%
    (a) Anglo American PLC ...........................................   United Kingdom       231,621            10,138,810
  (a,e) Globe Specialty Metals Inc., 144A ............................   United States      1,144,811            10,761,223
                                                                                                             --------------
                                                                                                                 20,900,033
                                                                                                             --------------
        MULTI-UTILITIES 4.5%
        GDF Suez .....................................................       France         1,110,492            48,141,456
        RWE AG .......................................................      Germany           446,354            43,594,430
                                                                                                             --------------
                                                                                                                 91,735,886
                                                                                                             --------------
        OIL, GAS & CONSUMABLE FUELS 6.4%
        Eni SpA ......................................................       Italy          1,210,950            30,854,777
(a,d,f) Euro Wagon LP ................................................   Jersey Islands    16,127,149            13,481,885
        Royal Dutch Shell PLC, A .....................................   United Kingdom     1,339,107            40,445,848
        Total SA, B ..................................................       France           713,733            45,980,400
                                                                                                             --------------
                                                                                                                130,762,910
                                                                                                             --------------
        PHARMACEUTICALS 0.6%
        Novartis AG ..................................................    Switzerland         212,794            11,614,607
                                                                                                             --------------
        REAL ESTATE MANAGEMENT & DEVELOPMENT 0.6%
  (a,c) Canary Wharf Group PLC .......................................   United Kingdom       192,100             1,018,858
    (a) Swiss Prime Site AG ..........................................    Switzerland         216,275            12,118,002
                                                                                                             --------------
                                                                                                                 13,136,860
                                                                                                             --------------
        TOBACCO 4.1%
        British American Tobacco PLC .................................   United Kingdom     1,640,605            53,436,993
        Imperial Tobacco Group PLC ...................................   United Kingdom       948,984            29,997,805
                                                                                                             --------------
                                                                                                                 83,434,798
                                                                                                             --------------
        TRANSPORTATION INFRASTRUCTURE 0.9%
        Groupe Eurotunnel SA .........................................       France         1,892,637            17,718,269
                                                                                                             --------------


                               24 | Annual Report

Mutual European Fund

                                                                                          SHARES/WARRANTS/
                                                                             COUNTRY          CONTRACTS           VALUE
                                                                         --------------   ----------------   --------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        WIRELESS TELECOMMUNICATION SERVICES 2.2%
        Vodafone Group PLC ...........................................   United Kingdom      19,516,921      $   45,253,717
                                                                                                             --------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
        (COST $1,345,357,816) ........................................                                        1,761,417,954
                                                                                                             --------------
        PREFERRED STOCKS 1.4%
        AUTOMOBILES 1.4%
        Porsche Automobile Holding SE, pfd. ..........................      Germany             455,502          28,232,829
                                                                                                             --------------
        DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(g)
  (a,d) PTV Inc., 10.00%, pfd., A ....................................   United Kingdom          46,841               7,752
                                                                                                             --------------
        TOTAL PREFERRED STOCKS (COST $24,853,299) ....................                                           28,240,581
                                                                                                             --------------
        TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
        (COST $1,370,211,385) ........................................                                        1,789,658,535
                                                                                                             --------------

                                                                                              PRINCIPAL
                                                                                              AMOUNT(h)
                                                                                          ----------------
        SHORT TERM INVESTMENTS 11.1%
        FOREIGN GOVERNMENT SECURITIES 5.9%
    (i) German Treasury Bills,
           2/17/10 ...................................................      Germany        20,000,000 EUR        28,619,627
           4/28/10 ...................................................      Germany        20,000,000 EUR        28,597,571
           5/12/10 ...................................................      Germany        15,000,000 EUR        21,442,880
           6/30/10 ...................................................      Germany        15,000,000 EUR        21,421,113
           7/28/10 ...................................................      Germany        15,000,000 EUR        21,409,993
                                                                                                             --------------
        TOTAL FOREIGN GOVERNMENT SECURITIES (COST $122,902,475) ......                                          121,491,184
                                                                                                             --------------
        U.S. GOVERNMENT AND AGENCY SECURITIES 5.2%
    (i) FHLB, 1/04/10 ................................................   United States     36,600,000            36,600,000
    (i) U.S. Treasury Bills, 1/07/10 - 5/27/10 .......................   United States     69,000,000            68,985,253
                                                                                                             --------------
        TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
        (COST $105,579,316) ..........................................                                          105,585,253
                                                                                                             --------------
        TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
        (COST $1,598,693,176) ........................................                                        2,016,734,972
                                                                                                             --------------

                                                                                               SHARES
                                                                                          ----------------
        MONEY MARKET FUNDS (COST $61,865) 0.0%(g)
    (a) Bank of New York Institutional Cash Reserve Fund, Series B ...   United States         61,865                49,492
                                                                                                             --------------
        TOTAL INVESTMENTS (COST $1,598,755,041) 98.8% ................                                        2,016,784,464
        OTHER ASSETS, LESS LIABILITIES 1.2% ..........................                                           24,475,236
                                                                                                             --------------
        NET ASSETS 100.0% ............................................                                       $2,041,259,700
                                                                                                             ==============


                               Annual Report | 25

Mutual European Fund

(a)  Non-income producing.

(b) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c) Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2009, the aggregate value of these securities was $1,018,858, representing 0.05% of net assets.

(d)  See Note 9 regarding restricted securities.

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At December 31, 2009, the value of this security was $10,761,223, representing 0.53% of net assets.

(f)  See Note 11 regarding holdings of 5% voting securities.

(g)  Rounds to less than 0.1% of net assets.

(h)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(i)  The security is traded on a discount basis with no stated coupon rate.

At December 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

                                                           CONTRACT   SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY      AMOUNT        DATE    APPRECIATION  DEPRECIATION
--------               ------------  ----  -----------  ------------  ----------  ------------  ------------
New Zealand Dollar.    SSBT          Sell    9,400,611  $  6,494,951    1/11/10    $        --  $  (318,897)
New Zealand Dollar.    BANT          Sell    1,102,500       774,065    1/11/10             --      (25,060)
New Zealand Dollar.    SSBT          Buy       800,000       574,568    1/11/10          5,295           --
New Zealand Dollar.    BANT          Buy       343,000       247,132    1/11/10          1,485           --
British Pound......    BANT          Sell   11,416,514    19,042,745    1/13/10        603,589           --
British Pound......    SSBT          Sell      586,162       968,657    1/13/10         21,928           --
Euro...............    SSBT          Buy       870,452     1,299,327    1/14/10             --      (53,347)
Euro...............    BANT          Buy       335,185       493,494    1/14/10             --      (13,703)
Euro...............    SSBT          Sell   12,471,548    18,505,421    1/14/10        653,421           --
Euro...............    DBFX          Sell  149,817,773   221,371,096    1/14/10      6,919,219           --
Euro...............    HSBC          Sell      120,000       180,122    1/14/10          8,352           --
Euro...............    BBU           Sell      240,000       359,887    1/14/10         16,347           --
Swedish Krona......    SSBT          Buy   108,383,556    15,586,035    1/19/10             --     (446,459)
Swedish Krona......    BANT          Buy    48,980,436     7,020,071    1/19/10             --     (178,230)
Swedish Krona......    HAND          Buy     3,200,000       460,150    1/19/10             --      (13,158)
Swedish Krona......    SSBT          Sell    7,000,000       970,618    1/19/10             --       (7,178)
Swedish Krona......    BANT          Buy     1,000,000       139,835    1/19/10          1,745           --
Swedish Krona......    HAND          Sell  288,805,842    41,257,978    1/19/10        916,083           --
Swedish Krona......    SSBT          Sell    4,800,000       702,551    1/19/10         32,063           --
Euro...............    SSBT          Buy    23,337,521    34,392,098    1/29/10             --     (987,146)
Euro...............    DBFX          Sell   40,000,000    56,930,000    1/29/10             --     (325,357)
Euro...............    DBFX          Sell   76,800,000   113,310,720    1/29/10      3,380,435           --
British Pound......    BBU           Sell    3,620,000     5,981,045    2/10/10        135,228           --
British Pound......    DBFX          Sell   18,490,000    30,571,887    2/10/10        713,007           --
British Pound......    SSBT          Sell    1,685,947     2,781,744    2/10/10         59,165           --
British Pound......    BANT          Sell      810,000     1,343,385    2/10/10         35,343           --
Euro...............    DBFX          Sell   44,000,000    66,101,200    2/16/10      3,122,477           --
Euro...............    BBU           Sell   44,000,000    66,132,000    2/16/10      3,153,277           --
Euro...............    BANT          Sell    1,590,000     2,385,159    2/16/10        109,337           --
Euro...............    SSBT          Sell   47,100,000    70,932,600    2/16/10      3,516,739           --
Norwegian Krone....    DBFX          Buy     4,800,000       841,972    2/16/10             --      (15,605)


                               26 | Annual Report

Mutual European Fund

                                                           CONTRACT   SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY      AMOUNT        DATE    APPRECIATION  DEPRECIATION
--------               ------------  ----  -----------  ------------  ----------  ------------  ------------
Norwegian Krone.....   HAND          Sell    7,641,705  $  1,320,000    2/16/10    $        --  $   (15,187)
Norwegian Krone.....   SSBT          Sell   60,370,949    10,692,905    2/16/10        299,449           --
Norwegian Krone.....   DBFX          Sell  104,901,860    18,548,430    2/16/10        488,538           --
Norwegian Krone.....   BBU           Sell   94,000,000    16,632,164    2/16/10        449,135           --
Norwegian Krone.....   HAND          Sell    1,339,002       240,000    2/16/10          9,478           --
Norwegian Krone.....   BANT          Sell    2,127,240       380,000    2/16/10         13,775           --
Euro................   BANT          Sell   18,670,474    26,757,590    2/26/10             --     (145,341)
Euro................   DBFX          Sell   93,023,484   139,050,634    2/26/10      5,801,255           --
Euro................   SSBT          Sell    1,295,160     1,949,851    2/26/10         96,079           --
Euro................   BBU           Sell   62,800,000    94,564,240    2/26/10      4,678,163           --
British Pound.......   DBFX           Buy    6,990,000    11,458,008    3/15/10             --     (172,417)
British Pound.......   BANT          Sell   31,000,000    49,879,000    3/15/10             --     (171,547)
British Pound.......   BBU           Sell   30,495,636    49,076,627    3/15/10             --     (159,607)
British Pound.......   SSBT          Buy     2,306,180     3,844,632    3/15/10             --     (121,227)
British Pound.......   SSBT          Buy     4,029,155     6,470,064    3/15/10         35,143           --
British Pound.......   SSBT          Sell   34,201,524    56,955,798    3/15/10      1,736,283           --
Euro................   BBU           Sell   45,805,829    68,754,549    3/15/10      3,194,952           --
British Pound.......   DBFX          Sell   31,250,000    52,187,500    4/12/10      1,741,924           --
Danish Krone........   BANT          Sell    4,000,000       768,935    4/23/10             --       (4,532)
Danish Krone........   HAND          Sell   65,195,160    13,101,295    4/23/10        576,625           --
Danish Krone........   SSBT          Sell   41,000,000     8,230,701    4/23/10        354,173           --
Danish Krone........   BANT          Sell   13,298,568     2,580,406    4/23/10         25,612           --
Danish Krone........   DBFX          Sell    2,209,724       440,000    4/23/10         15,489           --
Swiss Franc.........   DBFX          Sell   78,000,000    73,411,765    5/10/10             --   (2,010,913)
Swiss Franc.........   SSBT          Sell   73,900,000    69,585,687    5/10/10             --   (1,872,465)
Swiss Franc.........   BBU           Sell   44,515,533    41,920,645    5/10/10             --   (1,123,979)
Swiss Franc.........   SSBT          Buy    13,808,340    13,679,934    5/10/10             --     (327,857)
Swiss Franc.........   BANT          Sell    5,553,699     5,241,515    5/10/10             --     (128,676)
Swiss Franc.........   DBFX          Buy     3,600,000     3,587,909    5/10/10             --     (106,862)
Swiss Franc.........   AESX          Sell      502,308       484,999    5/10/10             --         (711)
Swiss Franc.........   SSBT          Buy    20,522,825    19,422,018    5/10/10        422,679           --
Swiss Franc.........   DBFX          Sell    5,795,094     5,710,000    5/10/10        106,391           --
Swiss Franc.........   BBU           Sell    3,169,164     3,110,000    5/10/10         45,554           --
Swiss Franc.........   BANT          Sell    4,101,637     4,059,811    5/10/10         93,703           --
Swiss Franc.........   HSBC          Sell    1,334,520     1,320,000    5/10/10         29,576           --
Swiss Franc.........   SSBT          Sell   19,705,899    19,379,110    5/10/10        324,345           --
British Pound.......   DBFX          Sell   18,750,000    31,344,375    5/12/10      1,082,023           --
                                                                                   -----------   ----------
Unrealized appreciation (depreciation)..........................................    45,024,879   (8,745,461)
                                                                                   -----------   ----------
Net unrealized appreciation (depreciation)......................................   $36,279,418
                                                                                   ===========

See Abbreviations on page 47.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Mutual European Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................   $1,592,465,402
      Cost - Controlled affiliated issuers (Note 11) ...        6,289,639
                                                           --------------
      Total cost of investments ........................   $1,598,755,041
                                                           ==============
      Value - Unaffiliated issuers .....................   $2,003,302,579
      Value - Controlled affiliated issuers (Note 11) ..       13,481,885
                                                           --------------
      Total value of investments .......................    2,016,784,464
   Cash ................................................           27,813
   Foreign currency, at value (cost $19,651,736) .......       19,633,300
   Receivables:
      Investment securities sold .......................        8,439,363
      Capital shares sold ..............................        2,030,711
      Dividends ........................................        7,616,435
      Due from brokers .................................           16,330
   Unrealized appreciation on forward exchange
      contracts ........................................      45,024,879
   Other assets ........................................              266
                                                           --------------
         Total assets ..................................    2,099,573,561
                                                           --------------
Liabilities:
   Payables:
      Investment securities purchased ..................       42,916,217
      Capital shares redeemed ..........................        3,400,344
      Affiliates .......................................        2,515,707
      Allocator Funds (Note 12) ........................           29,962
   Unrealized depreciation on forward exchange
      contracts ........................................        8,745,461
   Accrued expenses and other liabilities ..............          706,170
                                                           --------------
         Total liabilities .............................       58,313,861
                                                           --------------
            Net assets, at value .......................   $2,041,259,700
                                                           ==============
Net assets consist of:
   Paid-in capital .....................................   $1,812,357,344
   Undistributed net investment income .................        1,208,547
   Net unrealized appreciation (depreciation) ..........      454,298,449
   Accumulated net realized gain (loss) ................     (226,604,640)
                                                           --------------
            Net assets, at value .......................   $2,041,259,700
                                                           ==============

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Mutual European Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2009

CLASS Z:
   Net assets, at value .....................................   $1,017,961,910
                                                                --------------
   Shares outstanding .......................................       49,924,434
                                                                --------------
   Net asset value and maximum offering price per share .....   $        20.39
                                                                --------------
CLASS A:
   Net assets, at value .....................................   $  807,932,075
                                                                --------------
   Shares outstanding .......................................       40,360,052
                                                                --------------
   Net asset value per share(a) .............................   $        20.02
                                                                --------------
   Maximum offering price per share (net asset value per
      share / 94.25%) .......................................   $        21.24
                                                                --------------
CLASS B:
   Net assets, at value .....................................   $   23,239,010
                                                                --------------
   Shares outstanding .......................................        1,181,855
                                                                --------------
   Net asset value and maximum offering price per share(a) ..   $        19.66
                                                                --------------
CLASS C:
   Net assets, at value .....................................   $  192,121,550
                                                                --------------
   Shares outstanding .......................................        9,580,441
                                                                --------------
   Net asset value and maximum offering price per share(a) ..   $        20.05
                                                                --------------
CLASS R:
   Net assets, at value .....................................   $        5,155
                                                                --------------
   Shares outstanding .......................................              258
                                                                --------------
   Net asset value and maximum offering price per share(a) ..   $        19.98
                                                                --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Mutual European Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2009

Investment income:
   Dividends (net of foreign taxes withheld of $6,825,440) ..   $  54,883,964
   Interest .................................................       3,622,396
   Income from securities loaned ............................          96,975
                                                                -------------
      Total investment income ...............................      58,603,335
                                                                -------------
Expenses:
   Management fees (Note 3a) ................................      13,999,437
   Administrative fees (Note 3b) ............................       1,362,650
   Distribution fees: (Note 3c)
      Class A ...............................................       2,115,193
      Class B ...............................................         248,335
      Class C ...............................................       1,788,381
      Class R ...............................................               4
   Transfer agent fees (Note 3e) ............................       3,659,133
   Special servicing agreement fees (Note 12) ...............         201,525
   Custodian fees (Note 4) ..................................         307,944
   Reports to shareholders ..................................         188,450
   Registration and filing fees .............................         107,143
   Professional fees ........................................         111,004
   Trustees' fees and expenses ..............................          59,213
   Other ....................................................          73,386
                                                                -------------
      Total expenses ........................................      24,221,798
                                                                -------------
      Expense reductions (Note 4) ...........................         (69,677)
                                                                -------------
         Net expenses .......................................      24,152,121
                                                                -------------
            Net investment income ...........................      34,451,214
                                                                -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................      15,383,288
      Written options .......................................       2,921,249
      Foreign currency transactions .........................    (102,143,980)
                                                                -------------
         Net realized gain (loss) ...........................     (83,839,443)
                                                                -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...........................................     374,105,398
      Translation of other assets and liabilities denominated
         in foreign currencies ..............................      44,004,406
                                                                -------------
         Net change in unrealized appreciation
            (depreciation) ..................................     418,109,804
                                                                -------------
Net realized and unrealized gain (loss) .....................     334,270,361
                                                                -------------
Net increase (decrease) in net assets resulting from
   operations ...............................................   $ 368,721,575
                                                                =============

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Mutual European Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED DECEMBER 31,
                                                                     --------------------------------
                                                                          2009              2008
                                                                     --------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................................   $   34,451,214   $    47,126,249
      Net realized gain (loss) from investments, written
         options, foreign currency transactions and synthetic
         equity swaps ............................................      (83,839,443)     (164,934,931)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and
         liabilities denominated in foreign currencies ...........      418,109,804      (822,984,577)
                                                                     --------------   ---------------
   Net increase (decrease) in net assets resulting from
      operations .................................................      368,721,575      (940,793,259)
                                                                     --------------   ---------------
Distributions to shareholders from:
   Net investment income:
      Class Z ....................................................      (37,596,069)       (1,344,248)
      Class A ....................................................      (25,661,977)       (1,021,671)
      Class B ....................................................         (345,312)          (10,630)
      Class C ....................................................       (3,282,264)          (71,542)
      Class R ....................................................              (50)               --
   Net realized gains:
      Class Z ....................................................               --       (28,735,359)
      Class A ....................................................               --       (28,582,364)
      Class B ....................................................               --        (1,314,467)
      Class C ....................................................               --        (8,013,566)
                                                                     --------------   ---------------
   Total distributions to shareholders ...........................      (66,885,672)      (69,093,847)
                                                                     --------------   ---------------
   Capital share transactions: (Note 2)
      Class Z ....................................................       69,659,288       (21,190,077)
      Class A ....................................................          523,015      (206,303,695)
      Class B ....................................................      (10,980,046)      (15,249,087)
      Class C ....................................................      (28,150,501)      (72,883,564)
      Class R ....................................................            5,000                --
                                                                     --------------   ---------------
   Total capital share transactions ..............................       31,056,756      (315,626,423)
                                                                     --------------   ---------------
   Redemption fees ...............................................               --             6,214
                                                                     --------------   ---------------
      Net increase (decrease) in net assets ......................      332,892,659    (1,325,507,315)
   Net assets:
      Beginning of year ..........................................    1,708,367,041     3,033,874,356
                                                                     --------------   ---------------
      End of year ................................................   $2,041,259,700   $ 1,708,367,041
                                                                     ==============   ===============
   Undistributed net investment income included in net assets:
      End of year ................................................   $    1,208,547   $    47,634,774
                                                                     ==============   ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Mutual European Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual European Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Effective October 30, 2009, the Fund began offering a new class of shares, Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment


                               32 | Annual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                               Annual Report | 33

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

The Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swap-tion), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 10 regarding other derivative information.

D. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New


                               34 | Annual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES LENDING (CONTINUED)

York Institutional Cash Reserve Fund or ICRF) managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2009, the fund had no securities on loan.

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund's position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                               Annual Report | 35

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               36 | Annual Report

Mutual European Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                        YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------
                                                                   2009                          2008
                                                       ---------------------------   ---------------------------
                                                          SHARES         AMOUNT         SHARES         AMOUNT
                                                       -----------   -------------   -----------   -------------
CLASS Z SHARES:
   Shares sold .....................................     7,050,717   $ 130,152,826     6,362,672   $ 139,583,893
   Shares issued in reinvestment of distributions ..     1,813,246      35,252,130     1,334,515      28,398,589
   Shares redeemed .................................    (5,323,089)    (95,745,668)   (8,831,021)   (189,172,559)
                                                       -----------   -------------   -----------   -------------
   Net increase (decrease) .........................     3,540,874   $  69,659,288    (1,133,834)  $ (21,190,077)
                                                       ===========   =============   ===========   =============
CLASS A SHARES:
   Shares sold .....................................    11,016,538   $ 200,351,783    11,146,433   $ 237,432,604
   Shares issued in reinvestment of distributions ..       915,770      17,441,681       996,973      20,786,953
   Shares redeemed .................................   (12,346,151)   (217,270,449)  (22,931,814)   (464,523,252)
                                                       -----------   -------------   -----------   -------------
   Net increase (decrease) .........................      (413,843)  $     523,015   (10,788,408)  $(206,303,695)
                                                       ===========   =============   ===========   =============
CLASS B SHARES:
   Shares sold .....................................        46,409   $     795,068        49,442   $   1,083,347
   Shares issued in reinvestment of distributions ..        16,867         311,096        58,945       1,194,222
   Shares redeemed .................................      (714,838)    (12,086,210)     (863,163)    (17,526,656)
                                                       -----------   -------------   -----------   -------------
   Net increase (decrease) .........................      (651,562)  $ (10,980,046)     (754,776)  $ (15,249,087)
                                                       ===========   =============   ===========   =============
CLASS C SHARES:
   Shares sold .....................................       944,650   $  17,205,767     1,111,026   $  24,508,416
   Shares issued in reinvestment of distributions ..       152,875       2,886,037       333,804       6,907,799
   Shares redeemed .................................    (2,807,334)    (48,242,305)   (5,062,256)   (104,299,779)
                                                       -----------   -------------   -----------   -------------
   Net increase (decrease) .........................    (1,709,809)  $ (28,150,501)   (3,617,426)  $ (72,883,564)
                                                       ===========   =============   ===========   =============
CLASS R SHARES:(a)
   Shares sold .....................................           258   $       5,000
                                                       -----------   -------------
   Net increase (decrease) .........................           258   $       5,000
                                                       ===========   =============

(a)  For the period October 30, 2009 (effective date) to December 31, 2009.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               Annual Report | 37

Mutual European Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.800%         Up to and including $1 billion
       0.770%         Over $1 billion, up to and including $2 billion
       0.750%         Over $2 billion, up to and including $5 billion
       0.730%         In excess of $5 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.35%
Class B ..   1.00%
Class C ..   1.00%
Class R ..   0.50%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.


                               38 | Annual Report

Mutual European Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $147,005
Contingent deferred sales charges retained ......   $ 16,315

E. TRANSFER AGENT FEES

For the year ended December 31, 2009, the Fund paid transfer agent fees of $3,659,133, of which $2,421,623 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES' RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2009, the Fund's projected benefit obligation and benefit payments under the plan were as follows:

(a) Projected benefit obligation at December 31, 2009 ..   $66,298
(b) Increase in projected benefit obligation ...........   $ 5,384
    Benefit payments made to retired trustees ..........   $ 2,703

(a) The projected benefit obligation is included in accrued expenses and other liabilities on the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is included in trustees' fees and expenses on the Statement of Operations.


                               Annual Report | 39

Mutual European Fund

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2016 ...   $ 58,865,131
2017 ...    133,232,671
           ------------
           $192,097,802
           ============

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

                                   2009           2008
                                -----------   -----------
Distributions paid from:
   Ordinary income ..........   $66,885,672   $18,745,741
   Long term capital gain ...            --    50,348,106
                                -----------   -----------
                                $66,885,672   $69,093,847
                                ===========   ===========

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .....................................   $1,616,324,500
                                                            ==============
Unrealized appreciation .................................   $  452,357,481
Unrealized depreciation .................................      (51,897,517)
                                                            --------------
Net unrealized appreciation (depreciation) ..............   $  400,459,964
                                                            ==============
Distributable earnings - undistributed ordinary income ..   $   19,799,217
                                                            --------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, partnership distributions, recognition of partnership income and certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, partnership distributions, recognition of partnership income and certain corporate action adjustments.


                               40 | Annual Report

Mutual European Fund

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2009, aggregated $984,371,779 and $940,320,149, respectively.

Transactions in options written during the year ended December 31, 2009, were as follows:

                                              NUMBER OF     PREMIUMS
                                              CONTRACTS     RECEIVED
                                              ---------   -----------
Options outstanding at December 31, 2008 ..     46,768    $ 3,126,687
Options written ...........................        995        498,789
Options expired ...........................     (5,807)    (2,921,249)
Options exercised .........................    (41,956)      (704,227)
Options closed ............................         --             --
                                               -------    -----------
Options outstanding at December 31, 2009 ..         --            $--
                                               =======    ===========

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                               Annual Report | 41

Mutual European Fund

9. RESTRICTED SECURITIES (CONTINUED)

At December 31, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

SHARES/WARRANTS/                                               ACQUISITION
CONTRACTS          ISSUER                                         DATES            COST         VALUE
----------------   -------------------------------------   ------------------   ----------   -----------
         184,695   AboveNet Inc. .......................   10/02/01 - 9/08/09   $4,888,399   $12,012,563
             117   AboveNet Inc., stock grant, grant
                      price $10.475, expiration date
                      9/09/13 ..........................    4/17/06 - 9/08/06           --        25,536
              25   AboveNet Inc., stock grant, grant
                      price $30, expiration date
                      9/07/18 ..........................         9/08/09                --         3,504
           3,781   AboveNet Inc., wts., 9/08/10            10/02/01 - 9/07/07      392,579       378,100
      16,127,149   Euro Wagon LP .......................   12/08/05 - 1/02/08    6,289,639    13,481,885
          16,080   Olympus Re Holdings Ltd. ............         12/19/01        1,554,963        34,347
          46,841   PTV Inc., 10.00%, pfd., A ...........   12/07/01 - 3/06/02       29,510         7,752
                                                                                             -----------
                   TOTAL RESTRICTED SECURITIES (1.27% of Net Assets) ........                $25,943,687
                                                                                             ===========

10. OTHER DERIVATIVE INFORMATION

At December 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                   ASSET DERIVATIVES                      LIABILITY DERIVATIVES
DERIVATIVE CONTRACTS   ----------------------------------------   ------------------------------------
NOT ACCOUNTED FOR AS   STATEMENT OF ASSETS AND       FAIR VALUE   STATEMENT OF ASSETS AND   FAIR VALUE
HEDGING INSTRUMENTS    LIABILITIES LOCATION            AMOUNT       LIABILITIES LOCATION      AMOUNT
--------------------   --------------------------   -----------   -----------------------   ----------
Foreign exchange
   contracts .......   Unrealized appreciation on                 Unrealized depreciation
                       forward exchange contracts   $45,024,879   on forward exchange       $8,745,461
                                                                  contracts


                               42 | Annual Report

Mutual European Fund

10. OTHER DERIVATIVE INFORMATION (CONTINUED)

For the year ended December 31, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                           CHANGE IN
                                                                                           UNREALIZED
                                                                                          APPRECIATION
                                                                         REALIZED GAIN   (DEPRECIATION)       AVERAGE
                                                                        (LOSS) FOR THE      FOR THE           AMOUNT
DERIVATIVE CONTRACTS                                                      YEAR ENDED       YEAR ENDED       OUTSTANDING
NOT ACCOUNTED FOR AS                        STATEMENT OF                 DECEMBER 31,     DECEMBER 31,      DURING THE
HEDGING INSTRUMENTS                     OPERATIONS LOCATIONS                 2009             2009            YEAR(a)
--------------------   ----------------------------------------------   --------------   --------------   --------------
Foreign exchange
   contracts .......   Net realized gain (loss) from foreign
                       currency transactions/Net change in
                       unrealized appreciation (depreciation)
                       on translation of other assets and
                       liabilities denominated in foreign currencies     $(98,848,838)    $44,055,364     $1,873,760,575

Equity contracts ...   Net realized gain (loss) from written options/
                       Net change in unrealized appreciation
                       (depreciation) on investments                        2,921,249      (1,012,556)            50,520

(a) Represents the average number of options contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted to U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2009, were as shown below.

                                                                                                                          REALIZED
                                NUMBER OF SHARES                            NUMBER OF SHARES     VALUE AT                  CAPITAL
                               HELD AT BEGINNING     GROSS        GROSS        HELD AT END        END OF     INVESTMENT     GAIN
NAME OF ISSUER                      OF YEAR        ADDITIONS   REDUCTIONS        OF YEAR           YEAR        INCOME      (LOSS)
--------------                 -----------------   ---------   ----------   ----------------   -----------   ----------   --------
CONTROLLED AFFILIATES(a)
Euro Wagon LP
   (0.66% of Net Assets) ...       16,127,149          --          --          16,127,149      $13,481,885       $--         $--
                                                                                               -----------       ---         ---

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.


                               Annual Report | 43

Mutual European Fund

12. SPECIAL SERVICING AGREEMENT

On May 1, 2009, the Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisors, Inc. or administered by FT Services, affiliates of Franklin Mutual.

For the year ended December 31, 2009, the Fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statement of Operations. At December 31, 2009, 8.37% of the Fund's outstanding shares were held by one or more of the Allocator Funds.

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.


                               44 | Annual Report

Mutual European Fund

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                      LEVEL 1         LEVEL 2       LEVEL 3            TOTAL
                                                  --------------   ------------   -----------     --------------
ASSETS:
   Investments in Securities:
   Equity Investments:(a)
      Diversified Telecommunication Services ..   $  107,033,021   $    385,852   $        --     $  107,418,873
      Insurance ...............................      117,249,422             --        34,347        117,283,769
      Oil, Gas & Consumable Fuels .............      117,281,025             --    13,481,885        130,762,910
      Real Estate Management & Development ....       12,118,002             --     1,018,858         13,136,860
      All Other equity Investments(b) .........    1,421,056,123             --            --(c)   1,421,056,123
   Short Term Investments .....................       68,985,253    158,140,676            --        227,125,929
                                                  --------------   ------------   -----------     --------------
   Total Investments in Securities ............   $1,843,722,846   $158,526,528   $14,535,090     $2,016,784,464
                                                  ==============   ============   ===========     ==============
   Forward Exchange Contracts .................   $           --   $ 45,024,879           $--     $   45,024,879
LIABILITIES:
   Forward Exchange Contracts .................               --      8,745,461            --          8,745,461

(a)  Includes common and preferred stocks as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.

(c)  Includes securities determined to have no value at December 31, 2009.


                               Annual Report | 45

Mutual European Fund

14. FAIR VALUE MEASUREMENTS (CONTINUED)

At December 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                 NET CHANGE
                                                                                                                IN UNREALIZED
                                                            NET CHANGE                                          APPRECIATION
                                                                IN                                             (DEPRECIATION)
                                 BALANCE AT      NET        UNREALIZED       NET       TRANSFER    BALANCE AT     ON ASSETS
                                 BEGINNING     REALIZED    APPRECIATION   PURCHASES  IN (OUT) OF     END OF        HELD AT
                                  OF YEAR    GAIN (LOSS)  (DEPRECIATION)   (SALES)     LEVEL 3        YEAR        YEAR END
                                -----------  -----------  --------------  ---------  -----------  -----------  --------------
ASSETS:
   Investment in Securities:
   Equity Investments:(a)
      Diversified
         Telecommunication
         Services ............  $ 4,632,137      $--        $2,768,887     $    --   $(7,401,024) $        --    $       --
      Insurance ..............       37,749       --            (3,402)         --            --       34,347        (3,402)
      Oil, Gas & Consumable
         Fuels ...............    8,492,240       --         4,998,250      (8,605)           --   13,481,885     4,998,250
      Real Estate Management &
         Development .........      740,483       --           278,375          --            --    1,018,858       278,375
                                -----------      ---        ----------     -------   -----------  -----------    ----------
   Total .....................  $13,902,609      $--        $8,042,110     $(8,605)  $(7,401,024) $14,535,090    $5,273,223
                                ===========      ===        ==========     =======   ===========  ===========    ==========

(a)  Includes common and preferred stocks as well as other equity investments.

15. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Trust is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 18, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                               46 | Annual Report

Mutual European Fund

ABBREVIATIONS

COUNTERPARTY

AESX - Credit Suisse International
BANT - Bank of America N.A.
BBU  - Barclays Bank
DBFX - Deutsche Bank AG
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA
SSBT - State Street Bank and Trust Co.

CURRENCY

EUR  - Euro
USD  - U.S. Dollar

SELECTED PORTFOLIO

FHLB - Federal Home Loan Bank
PC   - Participation Certificate


                               Annual Report | 47

Mutual European Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF FRANKLIN MUTUAL SERIES FUNDS AND SHAREHOLDERS OF THE MUTUAL EUROPEAN FUND

We have audited the accompanying statement of assets and liabilities of the Mutual European Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the "Fund"), including the statement of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual European Fund of the Franklin Mutual Series Funds at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        (ERNST & YOUNG LLP)

Boston, Massachusetts
February 18, 2010


                               48 | Annual Report

Mutual European Fund

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $55,878,705 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $60,745 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2009.

At December 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on September 3, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class Z, Class A, Class B and Class C shareholders of record.

Record Date: 9/03/09

             TOTAL FOREIGN TAX    FOREIGN SOURCE     FOREIGN QUALIFIED
CLASS          PAID PER SHARE    INCOME PER SHARE   DIVIDENDS PER SHARE
-----        -----------------   ----------------   -------------------
Class Z ..        $0.1019             $0.6450             $0.5446
Class A ..        $0.1019             $0.5716             $0.4826
Class B ..        $0.1019             $0.3103             $0.2621
Class C ..        $0.1019             $0.3701             $0.3125

At December 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 17, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.


                               Annual Report | 49

Mutual European Fund

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class Z, Class A, Class B, Class C and Class R shareholders of record.

Record Date: 12/17/09

             TOTAL FOREIGN TAX    FOREIGN SOURCE     FOREIGN QUALIFIED
CLASS          PAID PER SHARE    INCOME PER SHARE   DIVIDENDS PER SHARE
-----        -----------------   ----------------   -------------------
Class Z ..        $0.0674             $0.5444             $0.4242
Class A ..        $0.0674             $0.4994             $0.3891
Class B ..        $0.0674             $0.3691             $0.2876
Class C ..        $0.0674             $0.3860             $0.3008
Class R ..        $0.0674             $0.5289             $0.4119

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2010, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               50 | Annual Report

Mutual European Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                             POSITION     TIME SERVED       BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                   ------------   -----------   -----------------------   -------------------------------
EDWARD I. ALTMAN, PH.D. (1941)        Trustee        Since 1987                8             None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New
York University.

ANN TORRE BATES (1958)                Trustee        Since 1995               31             SLM Corporation (Sallie Mae)
c/o Franklin Mutual Advisers, LLC                                                            and Allied Capital Corporation
101 John F. Kennedy Parkway                                                                  (financial services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

BURTON J. GREENWALD (1929)            Trustee        Since 2002               15             Franklin Templeton Emerging
c/o Franklin Mutual Advisers, LLC                                                            Markets Debt Opportunities Fund
101 John F. Kennedy Parkway                                                                  PLC and Fiduciary International
Short Hills, NJ 07078-2789                                                                   Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY,
Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and
Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation;
Governor, Investment Company Institute and Chairman, ICI Public Information Committee.

KEITH E. MITCHELL (1954)              Trustee           Since 2009             8             None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Principal, Mitchell Advisers LLC (advisory firm); director of various boards of asset management firms; and FORMERLY,
Managing Director, Putman Lovell NBF.


                               Annual Report | 51

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                             POSITION     TIME SERVED       BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                   ------------   -----------   -----------------------   -------------------------------
CHARLES RUBENS II (1930)              Trustee        Since 1998               15             None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
LARRY D. THOMPSON (1945)              Trustee        Since 2009              141             None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior
Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy
Attorney General, U.S. Department of Justice (2001-2003).

JAN HOPKINS TRACHTMAN (1947)          Trustee        Since 2009                8             None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and FORMERLY, Anchor/Correspondent, CNN Financial News (until 2003);
Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-air Reporter, ABC News' World
News Tonight and Editor, CBS Network News.

ROBERT E. WADE (1946)                 Trustee and    Trustee                 38              El Oro Ltd. (investments).
c/o Franklin Mutual Advisers, LLC     Chairman       since 1993
101 John F. Kennedy Parkway           of the Board   and
Short Hills, NJ 07078-2789                           Chairman of
                                                     the Board
                                                     since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney at law.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                             POSITION     TIME SERVED       BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                   ------------   -----------   -----------------------   -------------------------------
**GREGORY E. JOHNSON (1961)           Trustee          Since 2007             89             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.


                               52 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF    FUND COMPLEX OVERSEEN
AND ADDRESS                              POSITION      TIME SERVED       BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                   --------------   -----------   -----------------------   -------------------------------
**PETER A. LANGERMAN (1955)           Trustee,         Trustee                 8               None
c/o Franklin Mutual Advisers, LLC     President        since 2007,
101 John F. Kennedy Parkway           and Chief        President
Short Hills, NJ 07078-2702            Executive        and Chief
                                      Officer -        Executive
                                      Investment       Officer -
                                      Management       Investment
                                                       Management
                                                       since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's
Division of Investment.

PHILIPPE BRUGERE-TRELAT (1949)        Vice President   Since 2005         Not Applicable       Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments;
and FORMERLY, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

JAMES M. DAVIS (1952)                 Chief            Chief              Not Applicable       Not Applicable
One Franklin Parkway                  Compliance       Compliance
San Mateo, CA 94403-1906              Officer and      Officer
                                      Vice President   since 2004
                                      - AML            and Vice
                                      Compliance       President -
                                                       AML
                                                       Compliance
                                                       since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin
Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)             Chief            Since              Not Applicable       Not Applicable
One Franklin Parkway                  Executive        March 2009
San Mateo, CA 94403-1906              Officer -
                                      Finance and
                                      Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).

ALIYA S. GORDON (1973)                Vice President   Since              Not Applicable       Not Applicable
One Franklin Parkway                                   March 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               Annual Report | 53

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------                   --------------   -----------   -----------------------   -------------------------------
DAVID P. GOSS (1947)                  Vice President   Since 2000          Not Applicable      Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)                 Secretary and    Secretary           Not Applicable      Not Applicable
One Franklin Parkway                  Vice President   since 2005
San Mateo, CA 94403-1906                               and Vice
                                                       President
                                                       since
                                                       August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

MATTHEW T. HINKLE (1971)              Treasurer,       Since               Not Applicable      Not Applicable
One Franklin Parkway                  Chief            March 2009
San Mateo, CA 94403-1906              Financial
                                      Officer and
                                      Chief
                                      Accounting
                                      Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

ROBERT C. ROSSELOT (1960)             Vice President   Since               Not Applicable      Not Applicable
500 East Broward Blvd.                                 August 2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice
President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)              Vice President   Since               Not Applicable      Not Applicable
One Franklin Parkway                                   August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               54 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                              POSITION      TIME SERVED       BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------                   --------------   -----------   -----------------------   -------------------------------
CRAIG S. TYLE (1960)                  Vice President    Since 2005          Not Applicable     Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the parent company of the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 55

Mutual European Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               56 | Annual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(10)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(9.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(10.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL EUROPEAN FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

478 A2009 02/10


DECEMBER 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

SIGN UP FOR ELECTRONIC DELIVERY
on Franklintempleton.Com

                                   (GRAPHIC)

                                                                          SECTOR

                                     MUTUAL
                             FINANCIAL SERVICES FUND

                      (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................    1
ANNUAL REPORT
Mutual Financial
Services Fund ............................................    4
Performance Summary ......................................    9
Your Fund's Expenses .....................................   14
Financial Highlights and Statement of Investments ........   16
Financial Statements .....................................   27
Notes to Financial Statements ............................   31
Report of Independent Registered Public
Accounting Firm ..........................................   46
Tax Designation ..........................................   47
Board Members and Officers ...............................   49
Shareholder Information ..................................   54

Shareholder Letter

Dear Mutual Financial Services Fund Shareholder:

During 2009 we celebrated the 60th anniversary of the first fund in the Mutual Series family. Every year has its share of investment surprises, highlights and disappointments, which is what makes the business so fascinating and humbling. While none of us who are currently involved with the Funds were here 60 years ago, we think it's safe to conclude that 2009 was a year like no other in our history.

What made 2009 so remarkable was the extent of the stress imposed on and absorbed by the global economic infrastructure -- and the dramatic global market rebound from its lows. Until they hit bottom in March, world markets plunged to levels not reached in a decade, down a further 24% from year-end 2008 and 60% from the October 2007 peak.(1) The global banking system's survival came into question, home prices continued to drop and economic paralysis spread. As rumors swirled about the demise of the next financial giant, they threatened to become self-fulfilling prophecies.

The equity and credit market rebound was driven not by a single event but a sequence of factors. Initially, the banking system's mere survival was enough to halt the declines and start the market upward. The results of government "stress tests" of major financial institutions were generally positive, enabling many of those institutions to raise capital in the public sector and avoid a worst-case scenario of government takeovers and/or failures of major banks. These capital infusions lowered risk by enabling banks to absorb legacy losses, avoid fire-sale asset liquidations and generate new business at attractive

(1.) As measured by the Morgan Stanley Capital International (MSCI) All Country
     World Index. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1
spreads. Investors began to grasp the "green shoots" of a recovery as aggressively as they had looked for protection in a proverbial bunker a month or two before.

The rally was sustained by signs of stabilization in the U.S. housing market, thawing credit markets and resumption of economic activity. Home price declines slowed due to lower interest rates, a first-time homebuyer tax credit program and prices dipping to levels low enough to lure bargain hunters. Stable home prices helped restore confidence in homeowners and their bank creditors, and businesses began restocking depleted inventories. Although it may have seemed improbable a scant six to nine months ago, by year-end the U.S. economy was expanding at its fastest pace in six years as the recovery gained traction.

One of the first places where Mutual Series, in general, began to find new compelling opportunities was in distressed debt, specifically in the senior secured loans of companies that had borrowed considerable capital in the preceding few years when credit markets were awash in liquidity. Mutual Financial Services Fund had some limited exposure to those investments and a few of those positions appreciated dramatically over the year as market spreads declined and capital flowed back into credit. Overall, the market recovery forestalled the widespread supply of distressed securities that many anticipated, but the day of reckoning may yet come for some of the "extend and pretend" debt that is present in today's market.

Given the dramatic nature of the equity market sell-off in 2008, we discovered opportunities throughout the year in undervalued equities. The Federal Reserve found it necessary in the spring of 2009 to apply stress tests to the major money center banks in the U.S., in an effort to ascertain the banks' capital adequacy, and the results of the stress tests were generally much better than what many investors anticipated. Shortly thereafter, many of the banks successfully raised new equity capital from investors. It should be noted that these funds didn't need to come from the government or some quasi-governmental agency. This was a very good and significant sign to most investors, as it was to us. Looking forward, the normalization of global markets has made restructurings, which rely on the availability of capital and the willingness of investors to look past near-term profit disruptions, feasible again.

We also found very attractive opportunities in merger arbitrage situations this past year, taking positions in large strategic deals. These positions performed as expected, producing a positive return. Merger and acquisition activity increased over the latter part of the year, and we expect it to accelerate further. Large strategic acquirers have access to significant amounts of capital at very reasonable rates, and they are also generally facing significant obstacles to organic growth from still-cautious consumers.


                       2 | Not part of the annual report

Formidable headwinds remain. The reserve currency status of the U.S. dollar continues to be questioned and the Federal Reserve Board will have to navigate its withdrawal of monetary stimulus without slowing the economic recovery. While the banking sector is no longer on life support, commercial real estate represents a significant overhang and the residential sector remains weak. However, imbalances and temporary upheavals often generate mispriced securities, and that volatility can help us find value for our shareholders. We thank you for your patience and support over the past year and look forward to serving you in the future.

Sincerely,


/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       Not part of the annual report | 3

Annual Report

Mutual Financial Services Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Mutual Financial Services Fund covers the fiscal year ended December 31, 2009.

PERFORMANCE OVERVIEW

Mutual Financial Services Fund - Class Z delivered a +14.82% cumulative total return for the 12 months under review. The Fund underperformed its narrow benchmark, the Standard & Poor's 500 (S&P 500) Financials Index, which had a +17.22% total return for the same period, and its broad benchmark, the S&P 500 Index, which had a +26.46% total return.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy ended 2009 in much better shape than it began. After several quarters of contraction, economic activity expanded in the third and fourth quarters. In the year's second half, corporate profit growth was higher than earlier estimates, which may allow businesses to build inventory following a long period of inventory drawdowns. Economic challenges remain, such as stalled

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                               4 | Annual Report
consumer confidence and job prospects for the unemployed as stimulus measures wind down. However, several reports pointed to improving economic conditions.

Throughout the year, the Federal Open Market Committee kept U.S. monetary policy unchanged, announcing it intends to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it lays the groundwork for an eventual tightening of monetary policy. Late in the period, the labor market improved somewhat as the economy lost fewer jobs than expected and the unemployment rate fell slightly, dropping from a period high of 10.2% in October to 10.0% at period-end.(2)

Globally, equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and confidence was rekindled as investors began to believe the global financial system was finally on the mend. Emerging market economies fueled the global recovery as governments aggressively incentivized lending and consumption, resulting in a dramatic recovery that laid the groundwork for the developing world's equity rally. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the year, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average delivered a total return of +22.68%, while the broader S&P 500 Index posted a +26.46% total return and the technology-heavy NASDAQ Composite Index returned +45.32%.(3) Global developed and emerging markets, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index, delivered a +35.41% total return.(4)

INVESTMENT STRATEGY

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/09

                                  (BAR CHART)

U.S.                                        35.2%
U.K                                         14.7%
Ireland                                      6.1%
Germany                                      4.5%
Australia                                    4.5%
Bermuda                                      4.2%
Norway                                       3.7%
Hong Kong                                    3.5%
Denmark                                      2.8%
Switzerland                                  2.7%
Italy                                        2.4%
France                                       2.0%
Japan                                        1.6%
Greece                                       1.5%
Other                                        2.7%
Short-Term Investments & Other Net Assets    7.9%

(2.) Source: Bureau of Labor Statistics.

(3.) Source: (C) 2009 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500 Index. The NASDAQ Composite Index measures all NASDAQ domestic and international common type stocks listed on The NASDAQ Stock Market.

(4.) Source: (C) 2009 Morningstar. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.


                               Annual Report | 5

WHAT IS RETURN ON EQUITY?

Return on equity is an amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) over the average of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment's intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

In 2009, we experienced another year of considerable uncertainty in the financial sector. It was a year in which regulators and rating agencies gave us pause and caused us to question where the rules of capital adequacy might rest at the end of the crisis. In addition, the Bank of International Settlements further compounded this uncertainty at the end of the year by proposing more onerous capital and liquidity restrictions for banks. However, it was also a year of massive recapitalization, in one form or another, for the world's banking systems and, notwithstanding the aforementioned concerns about capital requirements, the participants in the financial sector appeared much better positioned as we move into 2010.

The Fund's largest contributors included CNinsure, an independent Chinese insurance agency and brokerage firm; Maiden Holdings, a Bermuda-based property and casualty reinsurer; and Lancashire Holdings, a U.K. insurer and reinsurer.

CNinsure operates in China, where the emerging middle class increasingly needs to protect life and property. While closely monitoring the underwriting standards in this nascent market, we accumulated CNinsure stock as it traded closer to the value of the cash it held on its balance sheet. This was a signal to us that its earnings were being ignored by other investors, as company sales and earnings continued to climb. Eventually, other investors showed interest and the value of our holding increased significantly.

Maiden Holdings is a start-up focusing on small-sized insurance customers with limited risk exposures. Many of these insurers are well-run "mom and pop" operations with little access to capital, except through the reinsurance market, which makes Maiden an important business partner. Maiden also grew through the acquisition of General Motors Acceptance Corporation's (GMAC's) reinsurance operation, which had been suffering under GMAC's


                                6 | Annual Report
well-publicized capital constraints. With a fresh start and a renewed balance sheet, the business was able to grow and Maiden's stock, which we had accumulated at a price that was about half of its tangible book value, climbed in value.

Lancashire specializes in insuring severe risks, most of which are associated with catastrophic events. Lancashire performed well throughout the financial crisis as its investment portfolio had a very conservative asset mix. The company had also been able to improve pricing during 2009 following Hurricane Ike in 2008. Due to a lack of catastrophes in 2009, Lancashire generated windfall gains that management began returning to investors in the form of dividends and stock buy-backs.

In contrast, some of the Fund's worst-performing investments during 2009 were Allied Irish Banks, one of Ireland's largest financial institutions; PacWest Bancorp, a regional bank operating 68 branches in southern California and targeting its services to small to midsized businesses; and Norway's Oslo Bors, which operates the country's only regulated market for securities trading.

Allied Irish's stock price was extremely volatile in 2009. Optimism surrounding the Irish government's plan to "ring-fence" a pool of commercial real estate loans was quashed as the many uncertainties surrounding the transfer mechanism became apparent. Looking beyond these uncertainties, we believe investors have to determine the amount of capital banks will be required to hold. If the capital requirements are high, Allied Irish has some potential resources, as they own stakes in attractive banks in the U.K., Poland and the U.S. that theoretically could be sold to raise capital. Our analysis indicated the company's stock was trading at a significant discount to its intrinsic value, although we expect continued volatility over the near term.

Although we held PacWest Bancorp shares for a relatively short time at the beginning of 2009 before liquidating the position, their negative impact on the Fund's overall 2009 results was nonetheless quite significant. PacWest depreciated in concert with the regional bank group as a whole as risk premiums rose and valuations fell during the height of the financial crisis during 2009's first quarter. In particular, investor fears arose about a broad-based deterioration in California's economy that could lead to significant losses for commercial-based banks such as PacWest.

Norwegian stock exchange operator Oslo Bors suffered from lower transaction volumes on its exchange due to widespread capital market uncertainty and diminishing liquidity. However, the company maintained a robust balance sheet and generated strong cash flow even under 2009's difficult conditions. As its operating costs are largely fixed, we still see upside potential for Oslo Bors's business model if transaction flows return to more normal levels.


PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 12/31/09

                                   (BAR CHART)

Insurance                                   32.3%
Commercial Banks                            18.4%
Diversified Financial Services              12.1%
Capital Markets                              6.1%
Thrifts & Mortgage Finance                   5.5%
Real Estate Investment Trusts                1.9%
Media                                        1.7%
Real Estate Management & Development         1.3%
Household Durables                           1.3%
Other                                        3.1%
Corporate Bonds                              8.4%
Short-Term Investments & Other Net Assets    7.9%


                               Annual Report | 7

TOP 10 HOLDINGS
12/31/09

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------                     ----------
Symetra Financial                                2.9%
   INSURANCE, U.S.
White Mountains Insurance Group Ltd.             2.8%
   INSURANCE, U.S.
Deutsche Boerse AG                               2.7%
   DIVERSIFIED FINANCIAL SERVICES, GERMANY
Jyske Bank AS                                    2.5%
   COMMERCIAL BANKS, DENMARK
Intesa Sanpaolo SpA, ord. & di Risp              2.4%
   COMMERCIAL BANKS, ITALY
Man Group PLC                                    2.2%
   CAPITAL MARKETS, U.K
Lancashire Holdings Ltd.                         2.1%
   INSURANCE, U.K
Oslo Bors VPS Holding ASA                        2.1%
   DIVERSIFIED FINANCIAL SERVICES, NORWAY
The Link REIT                                    1.9%
   REAL ESTATE INVESTMENT TRUSTS,
   HONG KONG
Enstar Group Ltd.                                1.8%
   INSURANCE, U.S.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during 2009, our hedging strategy negatively impacted performance.

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.

(PHOTO OF ANDREW SLEEMAN)


/s/ Andrew Sleeman

Andrew Sleeman, CFA
Portfolio Manager
Mutual Financial Services Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

ANDREW SLEEMAN assumed portfolio manager responsibilities for Mutual Financial Services Fund in December 2009. He has also been a co-portfolio manager for Mutual International Fund since its May 2009 inception. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.


                               8 | Annual Report

Performance Summary as of 12/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS Z (SYMBOL: TEFAX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$1.25    $12.05     $10.80
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.3421

CLASS A (SYMBOL: TFSIX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$1.26    $12.09     $10.83
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.3067

CLASS B (SYMBOL: TBFSX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$1.24    $11.85     $10.61
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.2076

CLASS C (SYMBOL: TMFSX)                     CHANGE   12/31/09   12/31/08
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       +$1.25    $12.05     $10.80
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.2181


                               Annual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS Z                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(2)                      +14.82%   -14.17%   +91.51%
Average Annual Total Return(3)                  +14.82%    -3.01%    +6.71%
Value of $10,000 Investment(4)                 $11,482   $ 8,583   $19,151
   Total Annual Operating Expenses(5)   1.19%

CLASS A                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(2)                      +14.53%   -15.36%   +85.59%
Average Annual Total Return(3)                   +7.96%    -4.42%    +5.75%
Value of $10,000 Investment(4)                 $10,796   $ 7,977   $17,488
   Total Annual Operating Expenses(5)   1.49%

CLASS B                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(2)                      +13.69%   -18.28%   +76.06%
Average Annual Total Return(3)                   +9.69%    -4.24%    +5.82%
Value of $10,000 Investment(4)                 $10,969   $ 8,054   $17,606
   Total Annual Operating Expenses(5)   2.19%

CLASS C                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(2)                      +13.64%   -18.28%   +73.50%
Average Annual Total Return(3)                  +12.64%    -3.96%    +5.66%
Value of $10,000 Investment(4)                 $11,264   $ 8,172   $17,350
   Total Annual Operating Expenses(5)   2.19%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (1/1/00-12/31/09)

                              (PERFORMANCE GRAPH)

               MUTUAL
             FINANCIAL
              SERVICES   S&P 500     S&P 500
               FUND -     INDEX    FINANCIALS
   DATE       CLASS Z      (6)      INDEX(6)
----------   ---------   -------   ----------
  1/1/2000    $10,000    $10,000     $10,000
 1/31/2000    $ 9,379    $ 9,498     $ 9,683
 2/29/2000    $ 8,598    $ 9,318     $ 8,635
 3/31/2000    $ 9,824    $10,229     $10,237
 4/30/2000    $ 9,747    $ 9,922     $ 9,915
 5/31/2000    $10,368    $ 9,718     $10,580
 6/30/2000    $10,105    $ 9,958     $ 9,939
 7/31/2000    $10,756    $ 9,802     $10,966
 8/31/2000    $11,579    $10,411     $12,019
 9/30/2000    $12,355    $ 9,861     $12,304
10/31/2000    $12,253    $ 9,819     $12,250
11/30/2000    $11,893    $ 9,045     $11,529
12/31/2000    $13,229    $ 9,090     $12,570
 1/31/2001    $13,399    $ 9,412     $12,535
 2/28/2001    $13,440    $ 8,554     $11,712
 3/31/2001    $13,529    $ 8,012     $11,359
 4/30/2001    $14,097    $ 8,635     $11,782
 5/31/2001    $14,713    $ 8,692     $12,257
 6/30/2001    $15,090    $ 8,481     $12,252
 7/31/2001    $15,280    $ 8,397     $12,054
 8/31/2001    $15,164    $ 7,872     $11,319
 9/30/2001    $13,966    $ 7,236     $10,651
10/31/2001    $13,826    $ 7,374     $10,453
11/30/2001    $14,429    $ 7,940     $11,200
12/31/2001    $14,858    $ 8,009     $11,445
 1/31/2002    $15,144    $ 7,892     $11,266
 2/28/2002    $15,242    $ 7,740     $11,102
 3/31/2002    $16,117    $ 8,031     $11,840
 4/30/2002    $16,600    $ 7,544     $11,524
 5/31/2002    $16,725    $ 7,489     $11,505
 6/30/2002    $16,094    $ 6,955     $10,959
 7/31/2002    $15,300    $ 6,413     $10,090
 8/31/2002    $15,610    $ 6,455     $10,296
 9/30/2002    $14,341    $ 5,754     $ 9,092
10/31/2002    $14,724    $ 6,260     $ 9,915
11/30/2002    $14,870    $ 6,629     $10,322
12/31/2002    $14,818    $ 6,239     $ 9,769
 1/31/2003    $14,651    $ 6,076     $ 9,606
 2/28/2003    $14,344    $ 5,985     $ 9,306
 3/31/2003    $14,474    $ 6,043     $ 9,270
 4/30/2003    $15,470    $ 6,540     $10,405
 5/31/2003    $16,345    $ 6,885     $10,955
 6/30/2003    $16,401    $ 6,973     $10,983
 7/31/2003    $16,905    $ 7,096     $11,496
 8/31/2003    $17,194    $ 7,234     $11,380
 9/30/2003    $17,156    $ 7,157     $11,456
10/31/2003    $18,182    $ 7,562     $12,245
11/30/2003    $18,555    $ 7,629     $12,211
12/31/2003    $19,298    $ 8,029     $12,811
 1/31/2004    $19,904    $ 8,176     $13,219
 2/29/2004    $20,193    $ 8,290     $13,570
 3/31/2004    $20,270    $ 8,165     $13,437
 4/30/2004    $19,510    $ 8,037     $12,817
 5/31/2004    $19,625    $ 8,147     $13,052
 6/30/2004    $19,877    $ 8,305     $13,118
 7/31/2004    $19,612    $ 8,030     $12,849
 8/31/2004    $19,867    $ 8,063     $13,281
 9/30/2004    $20,445    $ 8,150     $13,167
10/31/2004    $20,485    $ 8,275     $13,234
11/30/2004    $21,631    $ 8,610     $13,626
12/31/2004    $22,313    $ 8,902     $14,208
 1/31/2005    $21,986    $ 8,685     $13,901
 2/28/2005    $22,378    $ 8,868     $13,828
 3/31/2005    $21,986    $ 8,711     $13,302
 4/30/2005    $21,691    $ 8,546     $13,316
 5/31/2005    $22,346    $ 8,818     $13,682
 6/30/2005    $22,931    $ 8,830     $13,878
 7/31/2005    $23,916    $ 9,159     $14,096
 8/31/2005    $23,614    $ 9,075     $13,850
 9/30/2005    $23,704    $ 9,149     $13,978
10/31/2005    $23,379    $ 8,996     $14,420
11/30/2005    $24,532    $ 9,337     $15,095
12/31/2005    $25,467    $ 9,340     $15,129
 1/31/2006    $26,552    $ 9,587     $15,264
 2/28/2006    $27,472    $ 9,613     $15,573
 3/31/2006    $28,180    $ 9,733     $15,619
 4/30/2006    $28,498    $ 9,863     $16,296
 5/31/2006    $27,142    $ 9,580     $15,696
 6/30/2006    $26,820    $ 9,593     $15,599
 7/31/2006    $26,976    $ 9,652     $15,986
 8/31/2006    $27,723    $ 9,881     $16,171
 9/30/2006    $28,385    $10,136     $16,845
10/31/2006    $28,988    $10,466     $17,254
11/30/2006    $29,265    $10,665     $17,361
12/31/2006    $30,492    $10,815     $18,032
 1/31/2007    $31,504    $10,978     $18,191
 2/28/2007    $31,288    $10,764     $17,649
 3/31/2007    $31,572    $10,884     $17,519
 4/30/2007    $32,449    $11,366     $18,244
 5/31/2007    $33,394    $11,763     $18,664
 6/30/2007    $32,212    $11,567     $17,890
 7/31/2007    $30,351    $11,209     $16,495
 8/31/2007    $29,799    $11,377     $16,750
 9/30/2007    $29,537    $11,802     $17,128
10/31/2007    $29,427    $11,990     $16,818
11/30/2007    $28,048    $11,489     $15,516
12/31/2007    $27,837    $11,409     $14,673
 1/31/2008    $25,914    $10,725     $14,622
 2/29/2008    $25,095    $10,376     $12,978
 3/31/2008    $24,201    $10,332     $12,624
 4/30/2008    $24,663    $10,835     $13,450
 5/31/2008    $24,543    $10,975     $12,631
 6/30/2008    $21,652    $10,050     $10,311
 7/31/2008    $21,712    $ 9,965     $11,048
 8/31/2008    $21,831    $10,109     $10,929
 9/30/2008    $19,965    $ 9,209     $10,394
10/31/2008    $17,333    $ 7,662     $ 8,057
11/30/2008    $16,690    $ 7,112     $ 6,575
12/31/2008    $16,679    $ 7,188     $ 6,556
 1/31/2009    $15,675    $ 6,582     $ 4,831
 2/28/2009    $14,610    $ 5,881     $ 3,957
 3/31/2009    $15,583    $ 6,396     $ 4,667
 4/30/2009    $16,200    $ 7,009     $ 5,710
 5/31/2009    $17,158    $ 7,401     $ 6,468
 6/30/2009    $17,312    $ 7,415     $ 6,333
 7/31/2009    $18,393    $ 7,976     $ 6,894
 8/31/2009    $19,413    $ 8,264     $ 7,790
 9/30/2009    $20,439    $ 8,573     $ 7,949
10/31/2009    $19,219    $ 8,413     $ 7,474
11/30/2009    $18,987    $ 8,918     $ 7,806
12/31/2009    $19,151    $ 9,090     $ 7,686

AVERAGE ANNUAL TOTAL RETURN

CLASS Z   12/31/09
-------   --------
1-Year     +14.82%
5-Year      -3.01%
10-Year     +6.71%

CLASS A (1/1/00-12/31/09)

                              (PERFORAMNCE GRAPH)

               MUTUAL
             FINANCIAL
              SERVICES   S&P 500     S&P 500
               FUND -     INDEX    FINANCIALS
   DATE       CLASS A      (6)      INDEX(6)
----------   ---------   -------   ----------
  1/1/2000    $ 9,423    $10,000     $10,000
 1/31/2000    $ 8,839    $ 9,498     $ 9,683
 2/29/2000    $ 8,097    $ 9,318     $ 8,635
 3/31/2000    $ 9,250    $10,229     $10,237
 4/30/2000    $ 9,178    $ 9,922     $ 9,915
 5/31/2000    $ 9,755    $ 9,718     $10,580
 6/30/2000    $ 9,507    $ 9,958     $ 9,939
 7/31/2000    $10,119    $ 9,802     $10,966
 8/31/2000    $10,885    $10,411     $12,019
 9/30/2000    $11,608    $ 9,861     $12,304
10/31/2000    $11,512    $ 9,819     $12,250
11/30/2000    $11,165    $ 9,045     $11,529
12/31/2000    $12,429    $ 9,090     $12,570
 1/31/2001    $12,581    $ 9,412     $12,535
 2/28/2001    $12,611    $ 8,554     $11,712
 3/31/2001    $12,695    $ 8,012     $11,359
 4/30/2001    $13,219    $ 8,635     $11,782
 5/31/2001    $13,797    $ 8,692     $12,257
 6/30/2001    $14,139    $ 8,481     $12,252
 7/31/2001    $14,317    $ 8,397     $12,054
 8/31/2001    $14,201    $ 7,872     $11,319
 9/30/2001    $13,078    $ 7,236     $10,651
10/31/2001    $12,947    $ 7,374     $10,453
11/30/2001    $13,504    $ 7,940     $11,200
12/31/2001    $13,901    $ 8,009     $11,445
 1/31/2002    $14,168    $ 7,892     $11,266
 2/28/2002    $14,260    $ 7,740     $11,102
 3/31/2002    $15,070    $ 8,031     $11,840
 4/30/2002    $15,512    $ 7,544     $11,524
 5/31/2002    $15,629    $ 7,489     $11,505
 6/30/2002    $15,036    $ 6,955     $10,959
 7/31/2002    $14,294    $ 6,413     $10,090
 8/31/2002    $14,575    $ 6,455     $10,296
 9/30/2002    $13,389    $ 5,754     $ 9,092
10/31/2002    $13,739    $ 6,260     $ 9,915
11/30/2002    $13,876    $ 6,629     $10,322
12/31/2002    $13,822    $ 6,239     $ 9,769
 1/31/2003    $13,658    $ 6,076     $ 9,606
 2/28/2003    $13,372    $ 5,985     $ 9,306
 3/31/2003    $13,484    $ 6,043     $ 9,270
 4/30/2003    $14,412    $ 6,540     $10,405
 5/31/2003    $15,218    $ 6,885     $10,955
 6/30/2003    $15,275    $ 6,973     $10,983
 7/31/2003    $15,735    $ 7,096     $11,496
 8/31/2003    $16,004    $ 7,234     $11,380
 9/30/2003    $15,960    $ 7,157     $11,456
10/31/2003    $16,906    $ 7,562     $12,245
11/30/2003    $17,245    $ 7,629     $12,211
12/31/2003    $17,941    $ 8,029     $12,811
 1/31/2004    $18,495    $ 8,176     $13,219
 2/29/2004    $18,754    $ 8,290     $13,570
 3/31/2004    $18,825    $ 8,165     $13,437
 4/30/2004    $18,110    $ 8,037     $12,817
 5/31/2004    $18,209    $ 8,147     $13,052
 6/30/2004    $18,436    $ 8,305     $13,118
 7/31/2004    $18,191    $ 8,030     $12,849
 8/31/2004    $18,418    $ 8,063     $13,281
 9/30/2004    $18,955    $ 8,150     $13,167
10/31/2004    $18,982    $ 8,275     $13,234
11/30/2004    $20,037    $ 8,610     $13,626
12/31/2004    $20,663    $ 8,902     $14,208
 1/31/2005    $20,360    $ 8,685     $13,901
 2/28/2005    $20,723    $ 8,868     $13,828
 3/31/2005    $20,350    $ 8,711     $13,302
 4/30/2005    $20,067    $ 8,546     $13,316
 5/31/2005    $20,673    $ 8,818     $13,682
 6/30/2005    $21,208    $ 8,830     $13,878
 7/31/2005    $22,120    $ 9,159     $14,096
 8/31/2005    $21,830    $ 9,075     $13,850
 9/30/2005    $21,902    $ 9,149     $13,978
10/31/2005    $21,602    $ 8,996     $14,420
11/30/2005    $22,658    $ 9,337     $15,095
12/31/2005    $23,518    $ 9,340     $15,129
 1/31/2006    $24,508    $ 9,587     $15,264
 2/28/2006    $25,357    $ 9,613     $15,573
 3/31/2006    $26,010    $ 9,733     $15,619
 4/30/2006    $26,293    $ 9,863     $16,296
 5/31/2006    $25,031    $ 9,580     $15,696
 6/30/2006    $24,728    $ 9,593     $15,599
 7/31/2006    $24,862    $ 9,652     $15,986
 8/31/2006    $25,550    $ 9,881     $16,171
 9/30/2006    $26,150    $10,136     $16,845
10/31/2006    $26,694    $10,466     $17,254
11/30/2006    $26,950    $10,665     $17,361
12/31/2006    $28,069    $10,815     $18,032
 1/31/2007    $29,000    $10,978     $18,191
 2/28/2007    $28,789    $10,764     $17,649
 3/31/2007    $29,037    $10,884     $17,519
 4/30/2007    $29,832    $11,366     $18,244
 5/31/2007    $30,702    $11,763     $18,664
 6/30/2007    $29,619    $11,567     $17,890
 7/31/2007    $27,881    $11,209     $16,495
 8/31/2007    $27,374    $11,377     $16,750
 9/30/2007    $27,133    $11,802     $17,128
10/31/2007    $27,019    $11,990     $16,818
11/30/2007    $25,750    $11,489     $15,516
12/31/2007    $25,546    $11,409     $14,673
 1/31/2008    $23,784    $10,725     $14,622
 2/29/2008    $23,019    $10,376     $12,978
 3/31/2008    $22,199    $10,332     $12,624
 4/30/2008    $22,623    $10,835     $13,450
 5/31/2008    $22,500    $10,975     $12,631
 6/30/2008    $19,850    $10,050     $10,311
 7/31/2008    $19,904    $ 9,965     $11,048
 8/31/2008    $20,000    $10,109     $10,929
 9/30/2008    $18,284    $ 9,209     $10,394
10/31/2008    $15,872    $ 7,662     $ 8,057
11/30/2008    $15,282    $ 7,112     $ 6,575
12/31/2008    $15,269    $ 7,188     $ 6,556
 1/31/2009    $14,353    $ 6,582     $ 4,831
 2/28/2009    $13,366    $ 5,881     $ 3,957
 3/31/2009    $14,254    $ 6,396     $ 4,667
 4/30/2009    $14,818    $ 7,009     $ 5,710
 5/31/2009    $15,678    $ 7,401     $ 6,468
 6/30/2009    $15,819    $ 7,415     $ 6,333
 7/31/2009    $16,806    $ 7,976     $ 6,894
 8/31/2009    $17,736    $ 8,264     $ 7,790
 9/30/2009    $18,659    $ 8,573     $ 7,949
10/31/2009    $17,545    $ 8,413     $ 7,474
11/30/2009    $17,333    $ 8,918     $ 7,806
12/31/2009    $17,488    $ 9,090     $ 7,686

AVERAGE ANNUAL TOTAL RETURN

CLASS A   12/31/09
-------   --------
1-Year     +7.96%
5-Year     -4.42%
10-Year    +5.75%


                               Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

CLASS B   12/31/09
-------   --------
1-Year     +9.69%
5-Year     -4.24%
10-Year    +5.82%

CLASS B (1/1/00-12/31/09)

                              (PERFORMANCE GRAPH)

               MUTUAL
             FINANCIAL
              SERVICES   S&P 500     S&P 500
               FUND -     INDEX    FINANCIALS
   DATE       CLASS B      (6)      INDEX(6)
----------   ---------   -------   ----------
  1/1/2000    $10,000    $10,000     $10,000
 1/31/2000    $ 9,377    $ 9,498     $ 9,683
 2/29/2000    $ 8,585    $ 9,318     $ 8,635
 3/31/2000    $ 9,800    $10,229     $10,237
 4/30/2000    $ 9,715    $ 9,922     $ 9,915
 5/31/2000    $10,331    $ 9,718     $10,580
 6/30/2000    $10,053    $ 9,958     $ 9,939
 7/31/2000    $10,698    $ 9,802     $10,966
 8/31/2000    $11,500    $10,411     $12,019
 9/30/2000    $12,262    $ 9,861     $12,304
10/31/2000    $12,152    $ 9,819     $12,250
11/30/2000    $11,783    $ 9,045     $11,529
12/31/2000    $13,100    $ 9,090     $12,570
 1/31/2001    $13,262    $ 9,412     $12,535
 2/28/2001    $13,286    $ 8,554     $11,712
 3/31/2001    $13,359    $ 8,012     $11,359
 4/30/2001    $13,908    $ 8,635     $11,782
 5/31/2001    $14,506    $ 8,692     $12,257
 6/30/2001    $14,866    $ 8,481     $12,252
 7/31/2001    $15,039    $ 8,397     $12,054
 8/31/2001    $14,908    $ 7,872     $11,319
 9/30/2001    $13,722    $ 7,236     $10,651
10/31/2001    $13,574    $ 7,374     $10,453
11/30/2001    $14,150    $ 7,940     $11,200
12/31/2001    $14,563    $ 8,009     $11,445
 1/31/2002    $14,837    $ 7,892     $11,266
 2/28/2002    $14,916    $ 7,740     $11,102
 3/31/2002    $15,765    $ 8,031     $11,840
 4/30/2002    $16,216    $ 7,544     $11,524
 5/31/2002    $16,322    $ 7,489     $11,505
 6/30/2002    $15,699    $ 6,955     $10,959
 7/31/2002    $14,912    $ 6,413     $10,090
 8/31/2002    $15,201    $ 6,455     $10,296
 9/30/2002    $13,953    $ 5,754     $ 9,092
10/31/2002    $14,306    $ 6,260     $ 9,915
11/30/2002    $14,442    $ 6,629     $10,322
12/31/2002    $14,387    $ 6,239     $ 9,769
 1/31/2003    $14,204    $ 6,076     $ 9,606
 2/28/2003    $13,902    $ 5,985     $ 9,306
 3/31/2003    $14,012    $ 6,043     $ 9,270
 4/30/2003    $14,972    $ 6,540     $10,405
 5/31/2003    $15,795    $ 6,885     $10,955
 6/30/2003    $15,839    $ 6,973     $10,983
 7/31/2003    $16,315    $ 7,096     $11,496
 8/31/2003    $16,581    $ 7,234     $11,380
 9/30/2003    $16,526    $ 7,157     $11,456
10/31/2003    $17,505    $ 7,562     $12,245
11/30/2003    $17,844    $ 7,629     $12,211
12/31/2003    $18,542    $ 8,029     $12,811
 1/31/2004    $19,114    $ 8,176     $13,219
 2/29/2004    $19,368    $ 8,290     $13,570
 3/31/2004    $19,434    $ 8,165     $13,437
 4/30/2004    $18,692    $ 8,037     $12,817
 5/31/2004    $18,786    $ 8,147     $13,052
 6/30/2004    $19,007    $ 8,305     $13,118
 7/31/2004    $18,739    $ 8,030     $12,849
 8/31/2004    $18,968    $ 8,063     $13,281
 9/30/2004    $19,503    $ 8,150     $13,167
10/31/2004    $19,523    $ 8,275     $13,234
11/30/2004    $20,602    $ 8,610     $13,626
12/31/2004    $21,232    $ 8,902     $14,208
 1/31/2005    $20,905    $ 8,685     $13,901
 2/28/2005    $21,264    $ 8,868     $13,828
 3/31/2005    $20,862    $ 8,711     $13,302
 4/30/2005    $20,566    $ 8,546     $13,316
 5/31/2005    $21,179    $ 8,818     $13,682
 6/30/2005    $21,716    $ 8,830     $13,878
 7/31/2005    $22,638    $ 9,159     $14,096
 8/31/2005    $22,323    $ 9,075     $13,850
 9/30/2005    $22,388    $ 9,149     $13,978
10/31/2005    $22,063    $ 8,996     $14,420
11/30/2005    $23,137    $ 9,337     $15,095
12/31/2005    $23,999    $ 9,340     $15,129
 1/31/2006    $24,997    $ 9,587     $15,264
 2/28/2006    $25,847    $ 9,613     $15,573
 3/31/2006    $26,482    $ 9,733     $15,619
 4/30/2006    $26,765    $ 9,863     $16,296
 5/31/2006    $25,462    $ 9,580     $15,696
 6/30/2006    $25,141    $ 9,593     $15,599
 7/31/2006    $25,268    $ 9,652     $15,986
 8/31/2006    $25,950    $ 9,881     $16,171
 9/30/2006    $26,540    $10,136     $16,845
10/31/2006    $27,084    $10,466     $17,254
11/30/2006    $27,327    $10,665     $17,361
12/31/2006    $28,442    $10,815     $18,032
 1/31/2007    $29,370    $10,978     $18,191
 2/28/2007    $29,138    $10,764     $17,649
 3/31/2007    $29,383    $10,884     $17,519
 4/30/2007    $30,169    $11,366     $18,244
 5/31/2007    $31,033    $11,763     $18,664
 6/30/2007    $29,917    $11,567     $17,890
 7/31/2007    $28,153    $11,209     $16,495
 8/31/2007    $27,614    $11,377     $16,750
 9/30/2007    $27,351    $11,802     $17,128
10/31/2007    $27,232    $11,990     $16,818
11/30/2007    $25,929    $11,489     $15,516
12/31/2007    $25,719    $11,409     $14,673
 1/31/2008    $23,945    $10,725     $14,622
 2/29/2008    $23,175    $10,376     $12,978
 3/31/2008    $22,349    $10,332     $12,624
 4/30/2008    $22,776    $10,835     $13,450
 5/31/2008    $22,652    $10,975     $12,631
 6/30/2008    $19,984    $10,050     $10,311
 7/31/2008    $20,039    $ 9,965     $11,048
 8/31/2008    $20,135    $10,109     $10,929
 9/30/2008    $18,408    $ 9,209     $10,394
10/31/2008    $15,979    $ 7,662     $ 8,057
11/30/2008    $15,386    $ 7,112     $ 6,575
12/31/2008    $15,372    $ 7,188     $ 6,556
 1/31/2009    $14,450    $ 6,582     $ 4,831
 2/28/2009    $13,456    $ 5,881     $ 3,957
 3/31/2009    $14,350    $ 6,396     $ 4,667
 4/30/2009    $14,918    $ 7,009     $ 5,710
 5/31/2009    $15,784    $ 7,401     $ 6,468
 6/30/2009    $15,926    $ 7,415     $ 6,333
 7/31/2009    $16,919    $ 7,976     $ 6,894
 8/31/2009    $17,856    $ 8,264     $ 7,790
 9/30/2009    $18,785    $ 8,573     $ 7,949
10/31/2009    $17,664    $ 8,413     $ 7,474
11/30/2009    $17,451    $ 8,918     $ 7,806
12/31/2009    $17,606    $ 9,090     $ 7,686

AVERAGE ANNUAL TOTAL RETURN

CLASS C   12/31/09
-------   --------
1-Year     +12.64%
5-Year      -3.96%
10-Year     +5.66%

CLASS C (1/1/00-12/31/09)

                              (PERFORMANCE GRAPH)

               MUTUAL
             FINANCIAL
              SERVICES   S&P 500     S&P 500
               FUND -     INDEX    FINANCIALS
   DATE       CLASS C      (6)      INDEX(6)
----------   ---------   -------   ----------
  1/1/2000    $10,000    $10,000     $10,000
 1/31/2000    $ 9,372    $ 9,498     $ 9,683
 2/29/2000    $ 8,582    $ 9,318     $ 8,635
 3/31/2000    $ 9,801    $10,229     $10,237
 4/30/2000    $ 9,716    $ 9,922     $ 9,915
 5/31/2000    $10,330    $ 9,718     $10,580
 6/30/2000    $10,058    $ 9,958     $ 9,939
 7/31/2000    $10,700    $ 9,802     $10,966
 8/31/2000    $11,505    $10,411     $12,019
 9/30/2000    $12,264    $ 9,861     $12,304
10/31/2000    $12,154    $ 9,819     $12,250
11/30/2000    $11,787    $ 9,045     $11,529
12/31/2000    $13,108    $ 9,090     $12,570
 1/31/2001    $13,261    $ 9,412     $12,535
 2/28/2001    $13,293    $ 8,554     $11,712
 3/31/2001    $13,365    $ 8,012     $11,359
 4/30/2001    $13,911    $ 8,635     $11,782
 5/31/2001    $14,514    $ 8,692     $12,257
 6/30/2001    $14,866    $ 8,481     $12,252
 7/31/2001    $15,046    $ 8,397     $12,054
 8/31/2001    $14,915    $ 7,872     $11,319
 9/30/2001    $13,730    $ 7,236     $10,651
10/31/2001    $13,583    $ 7,374     $10,453
11/30/2001    $14,163    $ 7,940     $11,200
12/31/2001    $14,570    $ 8,009     $11,445
 1/31/2002    $14,841    $ 7,892     $11,266
 2/28/2002    $14,920    $ 7,740     $11,102
 3/31/2002    $15,770    $ 8,031     $11,840
 4/30/2002    $16,226    $ 7,544     $11,524
 5/31/2002    $16,331    $ 7,489     $11,505
 6/30/2002    $15,711    $ 6,955     $10,959
 7/31/2002    $14,923    $ 6,413     $10,090
 8/31/2002    $15,209    $ 6,455     $10,296
 9/30/2002    $13,964    $ 5,754     $ 9,092
10/31/2002    $14,313    $ 6,260     $ 9,915
11/30/2002    $14,448    $ 6,629     $10,322
12/31/2002    $14,394    $ 6,239     $ 9,769
 1/31/2003    $14,213    $ 6,076     $ 9,606
 2/28/2003    $13,906    $ 5,985     $ 9,306
 3/31/2003    $14,024    $ 6,043     $ 9,270
 4/30/2003    $14,973    $ 6,540     $10,405
 5/31/2003    $15,805    $ 6,885     $10,955
 6/30/2003    $15,847    $ 6,973     $10,983
 7/31/2003    $16,318    $ 7,096     $11,496
 8/31/2003    $16,589    $ 7,234     $11,380
 9/30/2003    $16,535    $ 7,157     $11,456
10/31/2003    $17,513    $ 7,562     $12,245
11/30/2003    $17,856    $ 7,629     $12,211
12/31/2003    $18,550    $ 8,029     $12,811
 1/31/2004    $19,125    $ 8,176     $13,219
 2/29/2004    $19,376    $ 8,290     $13,570
 3/31/2004    $19,440    $ 8,165     $13,437
 4/30/2004    $18,690    $ 8,037     $12,817
 5/31/2004    $18,782    $ 8,147     $13,052
 6/30/2004    $19,008    $ 8,305     $13,118
 7/31/2004    $18,744    $ 8,030     $12,849
 8/31/2004    $18,970    $ 8,063     $13,281
 9/30/2004    $19,508    $ 8,150     $13,167
10/31/2004    $19,527    $ 8,275     $13,234
11/30/2004    $20,602    $ 8,610     $13,626
12/31/2004    $21,232    $ 8,902     $14,208
 1/31/2005    $20,910    $ 8,685     $13,901
 2/28/2005    $21,274    $ 8,868     $13,828
 3/31/2005    $20,868    $ 8,711     $13,302
 4/30/2005    $20,576    $ 8,546     $13,316
 5/31/2005    $21,191    $ 8,818     $13,682
 6/30/2005    $21,720    $ 8,830     $13,878
 7/31/2005    $22,638    $ 9,159     $14,096
 8/31/2005    $22,329    $ 9,075     $13,850
 9/30/2005    $22,393    $ 9,149     $13,978
10/31/2005    $22,072    $ 8,996     $14,420
11/30/2005    $23,141    $ 9,337     $15,095
12/31/2005    $24,004    $ 9,340     $15,129
 1/31/2006    $24,998    $ 9,587     $15,264
 2/28/2006    $25,857    $ 9,613     $15,573
 3/31/2006    $26,493    $ 9,733     $15,619
 4/30/2006    $26,772    $ 9,863     $16,296
 5/31/2006    $25,466    $ 9,580     $15,696
 6/30/2006    $25,152    $ 9,593     $15,599
 7/31/2006    $25,278    $ 9,652     $15,986
 8/31/2006    $25,949    $ 9,881     $16,171
 9/30/2006    $26,553    $10,136     $16,845
10/31/2006    $27,088    $10,466     $17,254
11/30/2006    $27,339    $10,665     $17,361
12/31/2006    $28,449    $10,815     $18,032
 1/31/2007    $29,374    $10,978     $18,191
 2/28/2007    $29,146    $10,764     $17,649
 3/31/2007    $29,387    $10,884     $17,519
 4/30/2007    $30,172    $11,366     $18,244
 5/31/2007    $31,033    $11,763     $18,664
 6/30/2007    $29,913    $11,567     $17,890
 7/31/2007    $28,142    $11,209     $16,495
 8/31/2007    $27,611    $11,377     $16,750
 9/30/2007    $27,353    $11,802     $17,128
10/31/2007    $27,223    $11,990     $16,818
11/30/2007    $25,930    $11,489     $15,516
12/31/2007    $25,717    $11,409     $14,673
 1/31/2008    $23,920    $10,725     $14,622
 2/29/2008    $23,146    $10,376     $12,978
 3/31/2008    $22,302    $10,332     $12,624
 4/30/2008    $22,717    $10,835     $13,450
 5/31/2008    $22,579    $10,975     $12,631
 6/30/2008    $19,910    $10,050     $10,311
 7/31/2008    $19,952    $ 9,965     $11,048
 8/31/2008    $20,035    $10,109     $10,929
 9/30/2008    $18,299    $ 9,209     $10,394
10/31/2008    $15,873    $ 7,662     $ 8,057
11/30/2008    $15,291    $ 7,112     $ 6,575
12/31/2008    $15,267    $ 7,188     $ 6,556
 1/31/2009    $14,334    $ 6,582     $ 4,831
 2/28/2009    $13,345    $ 5,881     $ 3,957
 3/31/2009    $14,221    $ 6,396     $ 4,667
 4/30/2009    $14,773    $ 7,009     $ 5,710
 5/31/2009    $15,621    $ 7,401     $ 6,468
 6/30/2009    $15,762    $ 7,415     $ 6,333
 7/31/2009    $16,724    $ 7,976     $ 6,894
 8/31/2009    $17,642    $ 8,264     $ 7,790
 9/30/2009    $18,554    $ 8,573     $ 7,949
10/31/2009    $17,436    $ 8,413     $ 7,474
11/30/2009    $17,210    $ 8,918     $ 7,806
12/31/2009    $17,350    $ 9,090     $ 7,686


                               12 | Annual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. INVESTING IN A SINGLE-SECTOR FUND INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS IMPACTING THE SECTOR. IN ADDITION, THE FUND INVESTS IN FOREIGN SECURITIES WHOSE RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND'S INVESTMENTS IN SMALLER COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500.


                               Annual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 7/1/09     VALUE 12/31/09   PERIOD* 7/1/09-12/31/09
                                           -----------------   --------------   -----------------------
CLASS Z
Actual                                           $1,000           $1,106.20              $ 6.58
Hypothetical (5% return before expenses)         $1,000           $1,018.95              $ 6.31
CLASS A
Actual                                           $1,000           $1,105.50              $ 8.12
Hypothetical (5% return before expenses)         $1,000           $1,017.49              $ 7.78
CLASS B
Actual                                           $1,000           $1,101.60              $11.76
Hypothetical (5% return before expenses)         $1,000           $1,014.01              $11.27
CLASS C
Actual                                           $1,000           $1,100.70              $11.86
Hypothetical (5% return before expenses)         $1,000           $1,013.91              $11.37

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.24%; A: 1.53%; B: 2.22%; and C: 2.24%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               Annual Report | 15

Mutual Financial Services Fund

FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------
CLASS Z                                              2009         2008        2007         2006         2005
-------                                            -------      -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 10.80      $ 18.68     $  22.59     $  21.59     $  20.45
                                                   -------      -------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................      0.15(c)      0.46         0.51         0.40         0.44
   Net realized and unrealized gains (losses) ..      1.44        (7.94)       (2.41)        3.76         2.40
                                                   -------      -------     --------     --------     --------
Total from investment operations ...............      1.59        (7.48)       (1.90)        4.16         2.84
                                                   -------      -------     --------     --------     --------
Less distributions from:
   Net investment income .......................     (0.34)       (0.40)       (0.61)       (0.57)       (0.49)
   Net realized gains ..........................        --           --        (1.40)       (2.59)       (1.21)
                                                   -------      -------     --------     --------     --------
Total distributions ............................     (0.34)       (0.40)       (2.01)       (3.16)       (1.70)
                                                   -------      -------     --------     --------     --------
Redemption fees(d) .............................        --           --(e)        --(e)        --(e)        --(e)
                                                   -------      -------     --------     --------     --------
Net asset value, end of year ...................   $ 12.05      $ 10.80     $  18.68     $  22.59     $  21.59
                                                   -------      -------     --------     --------     --------
Total return ...................................     14.82%      (40.08)%      (8.71)%      19.73%       14.14%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction(f) ...........      1.26%        1.19%        1.11%        1.08%        1.12%
Expenses net of expense reduction(f) ...........      1.25%        1.19%        1.11%        1.08%        1.12%
Ratios to average net assets, excluding
   dividend expense on securities sold
   short:
   Expenses before expense reduction ...........      1.25%        1.18%        1.11%        1.08%        1.11%
   Expenses net of expense reduction ...........      1.24%        1.18%        1.11%        1.08%        1.11%
Net investment income ..........................      1.24%(c)     3.15%        2.25%        1.71%        2.10%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $99,610      $91,691     $164,890     $213,874     $174,864
Portfolio turnover rate ........................     81.29%       41.98%       49.87%       62.65%       31.71%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.09) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.09%. See
     Note 8.


(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Mutual Financial Services Fund

                                                                     YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------
CLASS A                                              2009         2008         2007         2006         2005
-------                                            --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  10.83     $  18.70     $  22.60     $  21.61     $  20.47
                                                   --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................       0.11(c)      0.42         0.44         0.33         0.37
   Net realized and unrealized gains (losses) ..       1.46        (7.93)       (2.40)        3.76         2.41
                                                   --------     --------     --------     --------     --------
Total from investment operations ...............       1.57        (7.51)       (1.96)        4.09         2.78
                                                   --------     --------     --------     --------     --------
Less distributions from:
   Net investment income .......................      (0.31)       (0.36)       (0.54)       (0.51)       (0.43)
   Net realized gains ..........................         --           --        (1.40)       (2.59)       (1.21)
                                                   --------     --------     --------     --------     --------
Total distributions ............................      (0.31)       (0.36)       (1.94)       (3.10)       (1.64)
                                                   --------     --------     --------     --------     --------
Redemption fees(d) .............................         --           --(e)        --(e)        --(e)        --(e)
                                                   --------     --------     --------     --------     --------
Net asset value, end of year ...................   $  12.09     $  10.83     $  18.70     $  22.60     $  21.61
                                                   --------     --------     --------     --------     --------
Total return(f) ................................      14.53%      (40.23)%      (8.99)%      19.35%       13.82%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction(g) ...........       1.55%        1.49%        1.40%        1.39%        1.42%
Expenses net of expense reduction(g) ...........       1.54%        1.49%        1.40%        1.39%        1.42%
   Ratios to average net assets, excluding
   dividend expense on securities sold short:
   Expenses before expense reduction ...........       1.54%        1.48%        1.40%        1.39%        1.41%
   Expenses net of expense reduction ...........       1.53%        1.48%        1.40%        1.39%        1.41%
Net investment income ..........................       0.95%(c)     2.85%        1.96%        1.40%        1.80%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $245,251     $260,479     $441,180     $557,768     $359,058
Portfolio turnover rate ........................      81.29%       41.98%       49.87%       62.65%       31.71%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.09) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.80%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Mutual Financial Services Fund

                                                                   YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------------------
CLASS B                                             2009         2008        2007        2006        2005
-------                                            ------      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                 $10.61      $ 18.26     $ 22.08     $ 21.17     $ 20.09
                                                   ------      -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b)                          0.01(c)      0.31        0.27        0.16        0.23
   Net realized and unrealized gains (losses)        1.44        (7.72)      (2.33)       3.68        2.34
                                                   ------      -------     -------     -------     -------
Total from investment operations                     1.45        (7.41)      (2.06)       3.84        2.57
                                                   ------      -------     -------     -------     -------
Less distributions from:
   Net investment income                            (0.21)       (0.24)      (0.36)      (0.34)      (0.28)
   Net realized gains                                  --           --       (1.40)      (2.59)      (1.21)
                                                   ------      -------     -------     -------     -------
Total distributions                                 (0.21)       (0.24)      (1.76)      (2.93)      (1.49)
                                                   ------      -------     -------     -------     -------
Redemption fees(d)                                     --           --(e)       --(e)       --(e)       --(e)
                                                   ------      -------     -------     -------     -------
Net asset value, end of year                       $11.85      $ 10.61     $ 18.26     $ 22.08     $ 21.17
                                                   ======      =======     =======     =======     =======
Total return(f)                                     13.69%      (40.66)%     (9.58)%     18.51%      13.03%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction(g)                 2.25%        2.19%       2.11%       2.08%       2.12%
Expenses net of expense reduction(g)                 2.24%        2.19%       2.11%       2.08%       2.12%
Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses before expense reduction                 2.24%        2.18%       2.11%       2.08%       2.11%
   Expenses net of expense reduction                 2.23%        2.18%       2.11%       2.08%       2.11%
Net investment income                                0.25%(c)     2.15%       1.25%       0.71%       1.10%
SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $9,835      $13,185     $30,756     $46,085     $42,526
Portfolio turnover rate                             81.29%       41.98%      49.87%      62.65%      31.71%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.09) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.10%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Mutual Financial Services Fund

                                                                    YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------
CLASS C                                              2009         2008        2007        2006       2005
-------                                            -------      --------    --------    --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 10.80      $  18.59    $  22.46    $  21.51   $  20.39
                                                   -------      --------    --------    --------   --------
Income from investment operations(a):
   Net investment income(b) ....................      0.03(c)       0.31        0.28        0.16       0.23
   Net realized and unrealized gains (losses) ..      1.44         (7.85)      (2.37)       3.73       2.38
                                                   -------      --------    --------    --------   --------
Total from investment operations ...............      1.47         (7.54)      (2.09)       3.89       2.61
                                                   -------      --------    --------    --------   --------
Less distributions from:
   Net investment income .......................     (0.22)        (0.25)      (0.38)      (0.35)     (0.28)
   Net realized gains ..........................        --            --       (1.40)      (2.59)     (1.21)
                                                   -------      --------    --------    --------   --------
Total distributions ............................     (0.22)        (0.25)      (1.78)      (2.94)     (1.49)
                                                   -------      --------    --------    --------   --------
Redemption fees(d) .............................        --            --(e)       --(e)       --(e)      --(e)
                                                   -------      --------    --------    --------   --------
Net asset value, end of year ...................   $ 12.05      $  10.80    $  18.59    $  22.46   $  21.51
                                                   -------      --------    --------    --------   --------
Total return(f) ................................     13.64%       (40.63)%     (9.60)%     18.52%     13.06%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction(g) ...........      2.26%         2.19%       2.11%       2.08%      2.12%
Expenses net of expense reduction(g) ...........      2.25%         2.19%       2.11%       2.08%      2.12%
Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses before expense reduction ...........      2.25%         2.18%       2.11%       2.08%      2.11%
   Expenses net of expense reduction ...........      2.24%         2.18%       2.11%       2.08%      2.11%
Net investment income ..........................      0.24%(c)      2.15%       1.25%       0.71%      1.10%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $97,404      $103,509    $183,684    $225,305   $169,000
Portfolio turnover rate ........................     81.29%        41.98%      49.87%      62.65%     31.71%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately ($0.09) per share related to an adjustment for uncollectible interest as disclosed on the Statement of Operations. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.09%. See
     Note 8.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.


(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Mutual Financial Services Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2009

                                                                                          SHARES/
                                                                                         WARRANTS/
                                                                          COUNTRY        CONTRACTS            VALUE
                                                                      --------------   ------------       -------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS 82.4%
        CAPITAL MARKETS 6.1%
        Deutsche Bank AG (EUR Traded) .............................       Germany            76,359       $   5,419,296
        Deutsche Bank AG (USD Traded) .............................       Germany             4,300             304,913
        ISIS Asset Management PLC .................................   United Kingdom      4,132,819           5,046,705
        Man Group PLC .............................................   United Kingdom      1,980,344           9,845,755
        Morgan Stanley ............................................    United States         77,630           2,297,848
    (a) UBS AG ....................................................     Switzerland         297,959           4,619,854
                                                                                                          -------------
                                                                                                             27,534,371
                                                                                                          -------------
        COMMERCIAL BANKS 17.9%
  (a,b) AB&T Financial Corp. ......................................    United States        226,100             644,385
    (a) Allied Irish Banks PLC ....................................       Ireland         3,486,485           5,988,875
    (a) Allied Irish Banks PLC, ADR ...............................       Ireland            70,000             245,700
(a,b,c) Atlantic Banc Holdings Inc. ...............................    United States        350,000           2,945,261
    (a) Bank of Ireland ...........................................       Ireland         3,416,542           6,480,057
    (a) Bank of Ireland, ADR ......................................       Ireland           162,550           1,245,133
  (a,c) The Bankshares Inc. .......................................    United States        456,903           1,634,936
        Barclays PLC ..............................................   United Kingdom      1,145,944           5,104,094
        Barclays PLC, ADR .........................................   United Kingdom         62,200           1,094,720
        BNP Paribas ...............................................       France             85,014           6,802,655
    (a) Cape Bancorp Inc. .........................................    United States        264,663           1,778,535
    (a) Chicopee Bancorp Inc. .....................................    United States        170,884           2,132,632
        Columbia Banking System Inc. ..............................    United States        285,400           4,617,772
  (a,c) Elephant Capital Holdings Ltd. ............................        Japan              5,268                  --
    (a) First California Financial Group Inc. .....................    United States        106,100             290,714
  (a,c) First Chicago Bancorp .....................................    United States      1,478,468           1,547,221
    (a) Guaranty Bancorp ..........................................    United States      1,333,807           1,760,625
    (a) Intesa Sanpaolo SpA .......................................        Italy          1,508,691           6,802,790
        Intesa Sanpaolo SpA, di Risp ..............................        Italy          1,238,161           4,156,198
    (a) Jyske Bank AS .............................................       Denmark           289,456          11,275,663
  (a,c) NCB Warrant Holdings Ltd., A ..............................        Japan             25,741                  --
        Societe Generale, A .......................................       France             32,397           2,270,041
    (a) Southern National Bancorp of Virginia Inc. ................    United States        465,840           3,330,756
  (a,c) State Bank and Trust Co. ..................................    United States        200,000           2,850,000
        Wells Fargo & Co. .........................................    United States         59,900           1,616,701
  (a,c) West Coast Bancorp, wts., C, 10/23/16 .....................    United States          3,870                  --
  (a,c) West Coast Bancorp, wts., D, 3/01/10 ......................    United States          3,864                  --
  (a,b) Western Liberty Bancorp. ..................................    United States        556,530           4,235,193
                                                                                                          -------------
                                                                                                             80,850,657
                                                                                                          -------------
        COMMERCIAL SERVICES & SUPPLIES 0.5%
    (a) Comdisco Holding Co. Inc. .................................    United States            103               1,030
(a,d,e) Comdisco Holding Co. Inc., Contingent Distribution ........    United States      4,195,000                  --
    (a) Protection One Inc. .......................................    United States        370,533           2,389,938
                                                                                                          -------------
                                                                                                              2,390,968
                                                                                                          -------------
        CONSUMER FINANCE 0.8%
  (a,c) Cerberus CG Investor I LLC ................................    United States      1,139,363             239,266
  (a,c) Cerberus CG Investor II LLC ...............................    United States      1,139,363             239,266
  (a,c) Cerberus CG Investor III LLC ..............................    United States        569,682             119,633


                               20 | Annual Report

Mutual Financial Services Fund

                                                                                          SHARES/
                                                                                         WARRANTS/
                                                                          COUNTRY        CONTRACTS            VALUE
                                                                      --------------   ------------       -------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        CONSUMER FINANCE (CONTINUED)
  (a,c) GMAC Inc. .................................................    United States            118       $   1,304,454
        White River Capital Inc. ..................................    United States        172,799           1,942,261
                                                                                                          -------------
                                                                                                              3,844,880
                                                                                                          -------------
        DIVERSIFIED FINANCIAL SERVICES 11.3%
        Bank of America Corp. .....................................    United States        146,450           2,205,537
  (a,c) Bond Street Holdings LLC, A, 144A .........................    United States        132,000           2,640,000
    (a) CIT Group Inc. ............................................    United States         32,649             901,439
        Deutsche Boerse AG ........................................       Germany           144,799          12,021,807
        First Pacific Co. Ltd. ....................................      Hong Kong        7,182,469           4,390,795
        Guinness Peat Group PLC ...................................   United Kingdom      6,691,384           4,077,582
        Guoco Group Ltd. ..........................................      Hong Kong          272,500           2,908,208
        Hellenic Exchanges SA Holding .............................       Greece            658,078           6,876,642
    (a) Kennedy-Wilson Holdings Inc. ..............................    United States        388,740           3,479,223
  (a,c) North American Financial Holdings Inc., 144A ..............    United States         77,500           1,550,000
  (a,c) North American Financial Holdings Inc., 144A,
           non-voting .............................................    United States         36,396             727,920
        Oslo Bors VPS Holding ASA .................................       Norway            911,000           9,429,991
                                                                                                          -------------
                                                                                                             51,209,144
                                                                                                          -------------
        ELECTRIC UTILITIES 0.4%
        Prime Infrastructure Group ................................      Australia          490,308           1,817,109
                                                                                                          -------------
        FOOD & STAPLES RETAILING 0.9%
    (a) AWB Ltd. ..................................................      Australia        4,032,116           4,088,588
                                                                                                          -------------
        HOUSEHOLD DURABLES 1.3%
    (a) Berkeley Group Holdings PLC ...............................   United Kingdom        425,582           5,698,723
                                                                                                          -------------
        INSURANCE 32.3%
        ACE Ltd. ..................................................    United States        146,560           7,386,624
    (a) Almindelig Brand AS .......................................       Denmark            65,510           1,146,789
        AmTrust Financial Services Inc. ...........................    United States        391,576           4,628,428
    (a) Argo Group International Holdings Ltd. ....................    United States        275,412           8,025,506
        Aspen Insurance Holdings Ltd. .............................    United States        169,680           4,318,356
        Austbrokers Holdings Ltd. .................................      Australia          347,653           1,669,020
    (a) Berkshire Hathaway Inc., A ................................    United States             37           3,670,400
        Brit Insurance Holdings NV ................................   United Kingdom      1,307,504           4,133,078
        Catlin Group Ltd. .........................................   United Kingdom      1,373,598           7,559,125
        CNinsure Inc., ADR ........................................        China            250,410           5,028,233
    (a) Conseco Inc. ..............................................    United States        450,000           2,250,000
    (a) Enstar Group Ltd. .........................................    United States        113,109           8,259,219
(a,d,e) Fortis, Contingent Distribution ...........................       Belgium           422,790                  --
    (a) Hilltop Holdings Inc. .....................................    United States        381,500           4,440,660
        Hiscox Ltd. ...............................................   United Kingdom        528,730           2,708,987
  (a,c) Imagine Group Holdings Ltd. ...............................       Bermuda           292,175           3,148,799
        Lancashire Holdings Ltd. ..................................   United Kingdom      1,317,766           9,439,993
        Maiden Holdings Ltd. ......................................    United States        230,850           1,689,822
    (f) Maiden Holdings Ltd., 144A ................................    United States        329,320           2,410,622
  (a,c) Olympus Re Holdings Ltd. ..................................    United States          7,480              15,977
        Partnerre Ltd. ............................................       Bermuda           104,810           7,825,115


                               Annual Report | 21

Mutual Financial Services Fund

                                                                                          SHARES/
                                                                                         WARRANTS/
                                                                          COUNTRY        CONTRACTS            VALUE
                                                                      --------------   ------------       -------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        INSURANCE (CONTINUED)
    (b) Protector Forsikring ASA ..................................       Norway          4,479,410       $   7,341,522
    (a) Resolution Ltd. ...........................................   United Kingdom      3,922,160           5,682,736
  (a,c) Symetra Financial .........................................    United States      1,020,510          13,266,630
    (a) Tower Australia Group Ltd. ................................      Australia        2,042,771           5,242,610
        Validus Holdings Ltd. .....................................       Bermuda           211,650           5,701,851
        White Mountains Insurance Group Ltd. ......................    United States         38,048          12,657,048
        Zurich Financial Services AG ..............................     Switzerland          28,360           6,205,420
                                                                                                          -------------
                                                                                                            145,852,570
                                                                                                          -------------
        MEDIA 1.7%
        Seven Network Ltd. ........................................      Australia        1,206,505           7,481,161
                                                                                                          -------------
        REAL ESTATE INVESTMENT TRUSTS (REITS) 1.9%
        The Link REIT .............................................      Hong Kong        3,308,504           8,457,195
                                                                                                          -------------
        REAL ESTATE MANAGEMENT & DEVELOPMENT 1.3%
    (a) Dolphin Capital Investors Ltd. ............................       Virgin
                                                                          Islands
                                                                         (British)        3,979,650           3,664,034
    (a) Eurocastle Investment Ltd. ................................      Guernsey
                                                                          Islands         1,483,229             764,341
  (a,c) Star Asia Finance Ltd., 144A ..............................        Japan             96,850             214,038
    (a) Swiss Prime Site AG .......................................     Switzerland          25,448           1,425,865
                                                                                                          -------------
                                                                                                              6,068,278
                                                                                                          -------------
        ROAD & RAIL 0.5%
        Burlington Northern Santa Fe Corp. ........................    United States         24,750           2,440,845
                                                                                                          -------------
        THRIFTS & MORTGAGE FINANCE 5.5%
        Abington Bancorp Inc. .....................................    United States        633,742           4,366,483
    (b) First Clover Leaf Financial Corp. .........................    United States        436,070           3,205,071
        Paragon Group Cos. PLC ....................................   United Kingdom        777,736           1,648,184
        TFS Financial Corp. .......................................    United States        151,800           1,842,852
        Viewpoint Financial Group .................................    United States        395,549           5,699,861
        Washington Federal Inc. ...................................    United States        221,800           4,289,612
        Westfield Financial Inc. ..................................    United States        474,380           3,913,635
                                                                                                          -------------
                                                                                                             24,965,698
                                                                                                          -------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
           (COST $447,119,030) ....................................                                         372,700,187
                                                                                                          -------------
        PREFERRED STOCKS 1.3%
        COMMERCIAL BANKS 0.5%
  (a,c) West Coast Bancorp, cvt. pfd., A ..........................    United States         23,776           2,122,008
  (a,c) West Coast Bancorp, cvt. pfd., B ..........................    United States          1,224             109,242
                                                                                                          -------------
                                                                                                              2,231,250
                                                                                                          -------------
        DIVERSIFIED FINANCIAL SERVICES 0.8%
    (a) Bank of America Corp., pfd. ...............................    United States        118,600           1,769,512
  (a,c) Hightower Holding LLC, pfd. ...............................    United States      2,339,859           1,685,400
                                                                                                          -------------
                                                                                                              3,454,912
                                                                                                          -------------
        TOTAL PREFERRED STOCKS (COST $6,368,925) ..................                                           5,686,162
                                                                                                          -------------


                               22 | Annual Report

Mutual Financial Services Fund

                                                                          COUNTRY        CONTRACTS            VALUE
                                                                      --------------   ------------       -------------
        OPTIONS PURCHASED (COST $318,721) 0.0%(g)
        PUT OPTIONS 0.0%(g)
    (a) Dow Jones EUROSTOXX Banks, exercise price $175,
           expiration date 3/20/10 ................................    United States         23,946       $      34,094
                                                                                                          -------------

                                                                                         PRINCIPAL
                                                                                         AMOUNT(h)
                                                                                       ------------
        CORPORATE BONDS, NOTES AND SENIOR FLOATING RATE
           INTERESTS 8.4%
    (f) Aiful Corp., senior note, 144A, 4.45%, 2/16/10 ............        Japan          7,468,000           7,169,280
        Allied Irish Banks PLC, sub. note, 12.50%, 6/25/19 ........       Ireland         3,186,000 GBP       5,402,441
        American General Finance Corp., senior note, J, 6.90%,
           12/15/17 ...............................................    United States        171,000             118,897
  (i,j) Bank of Ireland Holdings PLC, sub. note, FRN, 7.40%,
           Perpetual ..............................................   United Kingdom      2,600,000 EUR       2,102,800
  (f,i) Catlin Insurance Co. Ltd., pfd, 144A, 7.249%, Perpetual ...       Bermuda         3,000,000           2,201,250
  (c,k) Cerberus CG Investor I LLC, 12.00%, 7/31/14 ...............    United States      1,000,000             210,000
  (c,k) Cerberus CG Investor II LLC, 12.00%, 7/31/14 ..............    United States      1,000,000             210,000
  (c,k) Cerberus CG Investor III LLC, 12.00%, 7/31/14 .............    United States        500,000             105,000
    (i) Chess Capital Securities, 4.83%, Perpetual ................       Ireland        16,200,000 EUR       8,290,243
        CIT Group Inc.,
    (j)    New Term Loan, FRN, Tranche, 1B, 13.00%, 1/20/12 .......    United States        388,000             403,157
           senior secured sub. bond, 7.00%, 5/01/13 ...............    United States        116,679             109,678
           senior secured sub. bond, 7.00%, 5/01/14 ...............    United States        175,021             162,988
           senior secured sub. bond, 7.00%, 5/01/15 ...............    United States        175,021             157,519
           senior secured sub. bond, 7.00%, 5/01/16 ...............    United States        291,701             258,156
           senior secured sub. bond, 7.00%, 5/01/17 ...............    United States        408,384             356,315
    (j)    Term Loan, FRN, Tranche 2A, 9.50%, 1/20/12 .............    United States        903,000             927,833
    (i) EGG Banking PLC, sub. note, series 19, 7.50%, Perpetual ...   United Kingdom      1,740,000 GBP       2,234,375
  (c,i) Eurocastle Investment Ltd., cvt., sub. note, Reg S, 20.00%,      Guernsey
           Perpetual ..............................................       Islands         1,584,790 EUR       2,722,257
    (j) First Data Corp., Term Loan B-1, FRN, 2.982%, 9/24/14 .....    United States      2,516,986           2,240,117
    (i) HT1 Funding GmbH, 6.352%, Perpetual .......................       Germany         3,100,000 EUR       2,610,727
                                                                                                          -------------
        TOTAL CORPORATE BONDS, NOTES AND SENIOR FLOATING
           RATE INTERESTS (COST $32,654,543) ......................                                          37,993,033
                                                                                                          -------------

                                                                                          SHARES
                                                                                       ------------
        COMPANIES IN LIQUIDATION (COST $--) 0.0%
  (a,c) FIM Coinvestor Holdings I, LLC ............................    United States      4,357,178                  --
                                                                                                          -------------
        TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
           (COST $486,461,219) ....................................                                         416,413,476
                                                                                                          -------------

                                                                                         PRINCIPAL
                                                                                         AMOUNT(h)
                                                                                       ------------
        SHORT TERM INVESTMENTS 5.4%
        U.S. GOVERNMENT AND AGENCY SECURITIES 5.4%
    (l) FHLB, 1/04/10 .............................................    United States      4,500,000           4,499,999


                               Annual Report | 23

Mutual Financial Services Fund

                                                                                         PRINCIPAL
                                                                          COUNTRY        AMOUNT(h)            VALUE
                                                                      --------------   ------------       -------------
        SHORT TERM INVESTMENTS (CONTINUED)
        U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
    (l) U.S. Treasury Bills,
        1/14/10 ...................................................    United States     10,000,000       $   9,999,940
        4/15/10 ...................................................    United States      5,000,000           4,998,990
        5/20/10 ...................................................    United States      5,000,000           4,997,450
                                                                                                          -------------
        TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
           (COST $24,494,750) .....................................                                          24,496,379
                                                                                                          -------------
        TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
           (COST $510,955,969) ....................................                                       $ 440,909,855
                                                                                                          -------------

                                                                                          SHARES
                                                                                       ------------
        MONEY MARKET FUNDS (COST $57,872) 0.0%(g)
    (a) Bank of New York Institutional Cash Reserve Fund,
           Series B ...............................................    United States         57,872              46,298
                                                                                                          -------------
        TOTAL INVESTMENTS (COST $511,013,841) 97.5% ...............                                         440,956,153
        OTHER ASSETS, LESS LIABILITIES 2.5% .......................                                          11,144,261
                                                                                                          -------------
        NET ASSETS 100.0% .........................................                                       $ 452,100,414
                                                                                                          =============

(a)  Non-income producing.

(b)  See Note 12 regarding holdings of 5% voting securities.

(c)  See Note 9 regarding restricted securities.

(d) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(e) Security has been deemed illiquid because it may not be able to be sold within seven days.

(f) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At December 31, 2009, the aggregate value of these securities was $11,781,152, representing 2.61% of net assets.

(g)  Rounds to less than 0.1% of net assets.

(h)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(i)  Perpetual security with no stated maturity date.

(j)  The coupon rate shown represents the rate at period end.

(k)  (See Note 8 regarding credit risk and defaulted securities.

(l)  The security is traded on a discount basis with no stated coupon rate.

At December 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

                                                              CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE     QUANTITY       AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -----------   -----------   ----------   ------------   ------------
New Zealand Dollar ..   SSBT           Sell     5,004,477   $ 3,457,353     1/11/10    $         --    $  (170,047)
New Zealand Dollar ..   BANT           Sell       524,000       367,900     1/11/10              --        (11,911)
New Zealand Dollar ..   SSBT            Buy       300,000       216,903     1/11/10             547             --
New Zealand Dollar ..   BANT            Buy       260,000       187,330     1/11/10           1,126             --
British Pound .......   SSBT           Sell       342,127       546,114     1/13/10              --         (6,466)
British Pound .......   BANT           Sell       180,000       288,882     1/13/10              --         (1,841)
British Pound .......   BANT           Sell    19,215,874    32,062,332     1/13/10       1,026,194             --
British Pound .......   DBFX           Sell       350,000       587,447     1/13/10          22,151             --


                               24 | Annual Report

Mutual Financial Services Fund

                                                              CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE     QUANTITY       AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -----------   -----------   ----------   ------------   ------------
British Pound .......   SSBT           Sell       327,409   $   543,644     1/13/10    $     14,836   $         --
Euro ................   SSBT            Buy     4,477,732     6,492,503     1/14/10              --        (82,995)
Euro ................   DBFX           Sell     8,990,502    13,286,247     1/14/10         417,079             --
Euro ................   BBU            Sell     1,200,000     1,764,732     1/14/10          47,030             --
Euro ................   SSBT           Sell       815,900     1,211,965     1/14/10          44,071             --
Australian Dollar ...   BANT            Buy     1,810,000     1,635,321     1/19/10              --        (14,342)
Australian Dollar ...   HAND            Buy       570,200       521,163     1/19/10              --        (10,510)
Australian Dollar ...   DBFX            Buy       140,000       128,047     1/19/10              --         (2,667)
Australian Dollar ...   SSBT            Buy       111,300       101,253     1/19/10              --         (1,576)
Australian Dollar ...   BANT           Sell     1,200,000     1,073,520     1/19/10              --         (1,162)
Australian Dollar ...   DBFX           Sell     1,600,000     1,478,400     1/19/10          45,490             --
Australian Dollar ...   SSBT           Sell    20,868,351    19,313,659     1/19/10         624,619             --
Euro ................   SSBT            Buy    14,496,285    21,413,136     1/29/10              --       (663,387)
Euro ................   BBU            Sell    14,400,000    21,245,760     1/29/10         633,832             --
British Pound .......   BBU            Sell       570,000       939,737     2/10/10          19,264             --
British Pound .......   DBFX           Sell     1,373,763     2,273,152     2/10/10          54,709             --
British Pound .......   SSBT           Sell        95,766       156,844     2/10/10           2,194             --
British Pound .......   BANT           Sell       240,000       398,040     2/10/10          10,472             --
Euro ................   DBFX           Sell     3,200,000     4,807,360     2/16/10         227,089             --
Euro ................   BBU            Sell     3,200,000     4,809,600     2/16/10         229,329             --
Euro ................   BANT           Sell       170,000       255,017     2/16/10          11,690             --
Euro ................   SSBT           Sell     7,500,000    11,295,000     2/16/10         559,990             --
Norwegian Krone .....   HAND           Sell     1,968,318       340,000     2/16/10              --         (3,912)
Norwegian Krone .....   SSBT           Sell    73,031,560    12,922,052     2/16/10         348,947             --
Norwegian Krone .....   BANT           Sell       727,740       130,000     2/16/10           4,712             --
Euro ................   SSBT            Buy       616,967       887,698     2/26/10              --         (4,629)
Euro ................   DBFX           Sell    12,420,459    18,705,455     2/26/10         927,966             --
Euro ................   BBU            Sell    10,000,000    15,058,000     2/26/10         744,930             --
British Pound .......   BANT           Sell     8,500,000    13,676,500     3/15/10              --        (47,037)
British Pound .......   BBU            Sell     8,000,000    12,874,400     3/15/10              --        (41,870)
British Pound .......   DBFX            Buy     1,260,000     2,065,392     3/15/10              --        (31,079)
Euro ................   BBU            Sell     3,164,745     4,750,282     3/15/10         220,741             --
Japanese Yen ........   SSBT            Buy   406,980,650     4,507,960     4/20/10              --       (127,784)
Japanese Yen ........   DBFX           Sell   334,380,650     3,674,513     4/20/10          75,703             --
Japanese Yen ........   SSBT           Sell    72,600,000       808,238     4/20/10          26,872             --
Danish Krone ........   SSBT            Buy    14,806,282     2,936,701     4/23/10              --        (92,260)
Danish Krone ........   BANT           Sell     2,700,000       519,031     4/23/10              --         (3,059)
Danish Krone ........   HAND           Sell    37,386,082     7,516,081     4/23/10         333,825             --
Danish Krone ........   SSBT           Sell    35,016,511     6,974,308     4/23/10         247,272             --
Danish Krone ........   BANT           Sell     2,125,705       430,000     4/23/10          21,630             --
Danish Krone ........   DBFX           Sell     2,059,061       410,000     4/23/10          14,433             --
Swiss Franc .........   BBU            Sell     3,605,171     3,395,019     5/10/10              --        (91,027)
Swiss Franc .........   SSBT           Sell     3,550,000     3,342,750     5/10/10              --        (89,949)
Swiss Franc .........   BANT           Sell     2,198,376     2,074,801     5/10/10              --        (50,935)
Swiss Franc .........   DBFX            Buy     1,300,000     1,295,634     5/10/10              --        (38,589)
Swiss Franc .........   AESX           Sell       129,461       125,000     5/10/10              --           (183)
Swiss Franc .........   BBU            Sell       277,151       269,999     5/10/10           2,007             --
Swiss Franc .........   DBFX           Sell       551,184       539,999     5/10/10           7,028             --


                               Annual Report | 25

Mutual Financial Services Fund

                                                              CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE     QUANTITY       AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -----------   -----------   ----------   ------------   ------------
Swiss Franc .........   BANT           Sell       183,105   $   180,000     5/10/10    $      2,945    $        --
Swiss Franc .........   HSBC           Sell        90,990        90,000     5/10/10           2,017             --
Swiss Franc .........   SSBT           Sell     2,072,658     2,038,212     5/10/10          34,040             --
                                                                                       ------------    -----------
   Unrealized appreciation (depreciation) ..........................................      7,006,780     (1,589,217)
                                                                                       ------------    -----------
   Net unrealized appreciation (depreciation) ......................................   $  5,417,563
                                                                                       ------------

See Abbreviations on page 45.

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Mutual Financial Services Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................   $ 486,685,817
      Cost - Non-controlled affiliated issuers (Note 12) ...      24,328,024
                                                               -------------
      Total cost of investments ............................   $ 511,013,841
                                                               -------------
      Value - Unaffiliated issuers .........................   $ 422,584,721
      Value - Non-controlled affiliated issuers (Note 12) ..      18,371,432
                                                               -------------
      Total value of investments ...........................     440,956,153
   Foreign currency, at value (cost $4,386,479) ............       4,386,372
   Receivables:
      Investment securities sold ...........................         369,612
      Capital shares sold ..................................         250,173
      Dividends and interest ...............................       3,660,440
   Unrealized appreciation on forward exchange contracts ...       7,006,780
                                                               -------------
         Total assets ......................................     456,629,530
                                                               -------------
Liabilities:
   Payables:
      Capital shares redeemed ..............................       1,887,143
      Affiliates ...........................................         730,689
   Funds advanced by custodian .............................          27,649
   Unrealized depreciation on forward exchange contracts ...       1,589,217
   Accrued expenses and other liabilities ..................         294,418
                                                               -------------
         Total liabilities .................................       4,529,116
                                                               -------------
            Net assets, at value ...........................   $ 452,100,414
                                                               =============
Net assets consist of:
   Paid-in capital .........................................   $ 711,405,894
   Distributions in excess of net investment income ........      (5,273,998)
   Net unrealized appreciation (depreciation) ..............     (64,725,976)
   Accumulated net realized gain (loss) ....................    (189,305,506)
                                                               -------------
            Net assets, at value ...........................   $ 452,100,414
                                                               =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Mutual Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2009

CLASS Z:
   Net assets, at value ....................................................   $ 99,610,350
                                                                               ============
   Shares outstanding ......................................................      8,263,887
                                                                               ============
   Net asset value and maximum offering price per share ....................   $      12.05
                                                                               ============
CLASS A:
   Net assets, at value ....................................................   $245,251,413
                                                                               ============
   Shares outstanding ......................................................     20,291,790
                                                                               ============
   Net asset value per share(a) ............................................   $      12.09
                                                                               ============
   Maximum offering price per share (net asset value per share / 94.25%) ...   $      12.83
                                                                               ============
CLASS B:
   Net assets, at value ....................................................   $  9,834,718
                                                                               ============
   Shares outstanding ......................................................        829,963
                                                                               ============
   Net asset value and maximum offering price per share(a) .................   $      11.85
                                                                               ============
CLASS C:
   Net assets, at value ....................................................   $ 97,403,933
                                                                               ============
   Shares outstanding ......................................................      8,084,010
                                                                               ============
   Net asset value and maximum offering price per share(a) .................   $      12.05
                                                                               ============

(a) Redemption price is equal to net asset value less contingent deferred sales, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Mutual Financial Services Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2009

Investment income:
   Dividends: (net of foreign taxes of $483,182)
      Unaffiliated issuers ...........................................................   $ 10,299,079
      Non-controlled affiliated issuers ..............................................        303,457
   Interest ..........................................................................      4,600,801
   Adjustment for uncollectible interest (Note 8) ....................................     (3,809,903)
   Income from securities loaned .....................................................          9,563
                                                                                         ------------
         Total investment income .....................................................     11,402,997
                                                                                         ------------
Expenses:
   Management fees (Note 3a) .........................................................      3,661,556
   Administrative fees (Note 3b) .....................................................        350,516
   Distribution fees: (Note 3c)
      Class A ........................................................................        720,472
      Class B ........................................................................        111,715
      Class C ........................................................................        994,817
   Transfer agent fees (Note 3e) .....................................................      1,266,863
   Custodian fees (Note 4) ...........................................................         60,146
   Reports to shareholders ...........................................................        137,725
   Registration and filing fees ......................................................         69,350
   Professional fees .................................................................        115,011
   Trustees' fees and expenses .......................................................         13,412
   Dividends on securities sold short ................................................         36,812
   Other .............................................................................         32,951
                                                                                         ------------
         Total expenses ..............................................................      7,571,346
         Expense reductions (Note 4) .................................................        (15,842)
                                                                                         ------------
            Net expenses .............................................................      7,555,504
                                                                                         ------------
               Net investment income .................................................      3,847,493
                                                                                         ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................................    (14,633,756)
      Written options ................................................................         77,594
      Foreign currency transactions ..................................................     (7,502,497)
      Securities sold short ..........................................................     (2,640,824)
                                                                                         ------------
               Net realized gain (loss) ..............................................    (24,699,483)
                                                                                         ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................     84,835,645
      Translation of other assets and liabilities denominated in foreign currencies ..     (3,992,823)
                                                                                         ------------
               Net change in unrealized appreciation (depreciation) ..................     80,842,822
                                                                                         ------------
Net realized and unrealized gain (loss) ..............................................     56,143,339
                                                                                         ------------
Net increase (decrease) in net assets resulting from operations ......................   $ 59,990,832
                                                                                         ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Mutual Financial Services Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED DECEMBER 31,
                                                                      ----------------------------
                                                                          2009            2008
                                                                      ------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .......................................   $  3,847,493   $  18,006,291
      Net realized gain (loss) from investments, written options,
         foreign currency transactions and securities sold short ..    (24,699,483)   (165,287,534)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and
         liabilities denominated in foreign currencies ............     80,842,822    (195,132,628)
                                                                      ------------   -------------
         Net increase (decrease) in net assets resulting from
            operations ............................................     59,990,832    (342,413,871)
                                                                      ------------   -------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ..................................................     (2,794,569)     (3,377,037)
         Class A ..................................................     (6,248,244)     (8,457,768)
         Class B ..................................................       (172,928)       (299,698)
         Class C ..................................................     (1,753,714)     (2,396,773)
                                                                      ------------   -------------
   Total distributions to shareholders ............................    (10,969,455)    (14,531,276)
                                                                      ------------   -------------
   Capital share transactions: (Note 2)
         Class Z ..................................................     (2,149,335)     (3,195,319)
         Class A ..................................................    (42,438,226)     15,415,528
         Class B ..................................................     (4,548,961)     (6,375,808)
         Class C ..................................................    (16,648,069)       (554,166)
                                                                      ------------   -------------
   Total capital share transactions ...............................    (65,784,591)      5,290,235
                                                                      ------------   -------------
   Redemption fees ................................................             --           9,462
                                                                      ------------   -------------
            Net increase (decrease) in net assets .................    (16,763,214)   (351,645,450)
Net assets:
   Beginning of year ..............................................    468,863,628     820,509,078
                                                                      ------------   -------------
   End of year ....................................................   $452,100,414   $ 468,863,628
                                                                      ------------   -------------
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of year ....................................................   $ (5,273,998)  $   1,346,889
                                                                      ============   =============

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Mutual Financial Services Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Financial Services Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the


                               Annual Report | 31

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market


                               32 | Annual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

The Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

D. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or
ICRF) managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the


                               Annual Report | 33

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES LENDING (CONTINUED)

collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2009, the Fund had no securities on loan.

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund's position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                               34 | Annual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               Annual Report | 35

Mutual Financial Services Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                      YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------
                                                 2009                         2008
                                      -------------------------   ---------------------------
                                        SHARES        AMOUNT         SHARES         AMOUNT
                                      ----------   ------------   -----------   -------------
CLASS Z SHARES
   Shares sold ....................    1,178,045   $ 13,535,615     1,804,326   $  26,949,928
   Shares issued in reinvestment of
      distributions ...............      208,695      2,456,093       277,927       3,087,103
   Shares redeemed ................   (1,609,971)   (18,141,043)   (2,423,622)    (33,232,350)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........     (223,231)  $ (2,149,335)     (341,369)  $  (3,195,319)
                                      ==========   ============   ===========   =============
CLASS A SHARES:
   Shares sold ....................    4,355,078   $ 48,660,861    12,037,190   $ 182,417,278
   Shares issued in reinvestment of
      distributions ...............      486,069      5,739,985       681,749       7,602,265
   Shares redeemed ................   (8,597,968)   (96,839,072)  (12,261,409)   (174,604,015)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........   (3,756,821)  $(42,438,226)      457,530   $  15,415,528
                                      ==========   ============   ===========   =============
CLASS B SHARES:
   Shares sold ....................       50,954   $    530,477       154,390   $   2,269,646
   Shares issued in reinvestment of
      distributions ...............       13,891        160,889        24,414         267,402
   Shares redeemed ................     (477,634)    (5,240,327)     (619,982)     (8,912,856)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........     (412,789)  $ (4,548,961)     (441,178)  $  (6,375,808)
                                      ==========   ============   ===========   =============
CLASS C SHARES:
   Shares sold ....................      973,744   $ 10,814,177     3,312,956   $  50,459,766
   Shares issued in reinvestment of
      distributions ...............      135,259      1,592,326       192,049       2,143,797
   Shares redeemed ................   (2,612,255)   (29,054,572)   (3,795,954)    (53,157,729)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........   (1,503,252)  $(16,648,069)     (290,949)  $    (554,166)
                                      ==========   ============   ===========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               36 | Annual Report

Mutual Financial Services Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.800%         Up to and including $1 billion
       0.770%         Over $1 billion, up to and including $2 billion
       0.750%         Over $2 billion, up to and including $5 billion
       0.730%         In excess of $5 billion

B. ADMINISTRATIVE FEES

The Funds pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...   0.35%
Class B ...   1.00%
Class C ...   1.00%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.


                               Annual Report | 37

Mutual Financial Services Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $94,615
Contingent deferred sales charges retained ......   $19,834

E. TRANSFER AGENT FEES

For the year ended December 31, 2009, the Fund paid transfer agent fees of $1,266,863, of which $823,317 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan ("Plan"). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2009, the Fund's projected benefit obligation and benefit payments under the plan were as follows:

(a) Projected benefit obligation at December 31, 2009 ...   $17,824
(b) Increase in projected benefit obligation ............   $ 1,317
    Benefit payments made to retired trustees ...........   $   712

(a) The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.

(b) The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.


                               38 | Annual Report

Mutual Financial Services Fund

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016 ..................................   $105,848,544
2017 ..................................     65,493,228
                                          ------------
                                          $171,341,772
                                          ============

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

                                                 2009          2008
                                             -----------   -----------
Distributions paid from ordinary income ..   $10,969,455   $14,531,276
                                             ===========   ===========

At December 31, 2009, the cost of investments and net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .......................................   $ 531,251,998
                                                              =============
Unrealized appreciation ...................................   $  44,822,370
Unrealized depreciation ...................................    (135,118,215)
                                                              -------------
Net unrealized appreciation (depreciation) ................   $ (90,295,845)
Distributable earnings - undistributed ordinary income ....   $   1,913,652
                                                              =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, certain corporate action adjustments, bond discounts and premuims, accrued pension expenses, partnership distributions, recognition of partnership income, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, certain corporate action adjustments, bond discounts and premuims, partnership distributions, recognition of partnership income, and certain dividends on securities sold short.


                               Annual Report | 39

Mutual Financial Services Fund

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2009, aggregated $328,143,718 and $298,577,314, respectively.

Transactions in options written during the year ended December 31, 2009, were as follows:

                                               NUMBER OF   PREMIUMS
                                               CONTRACTS   RECEIVED
                                               ---------   --------
Options outstanding at December 31, 2008 ...       113     $ 77,594
Options written ............................        --           --
Options expired ............................      (113)     (77,594)
Options exercised ..........................        --           --
Options closed .............................        --           --
                                                  ----     --------
Options outstanding at December 31, 2009 ...        --     $     --
                                                  ====     ========

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. For the year ended December 31, 2009, the Fund recorded an adjustment for uncollectible interest of $3,809,903, as noted in the Statement of Operations.

At December 31, 2009, the aggregate value of distressed company securities and securities for which interest has been discontinued was $525,000, representing 0.12% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                               40 | Annual Report

Mutual Financial Services Fund

9. RESTRICTED SECURITIES (CONTINUED)

At December 31, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL
AMOUNT/
SHARES/                                                      ACQUISITION
WARRANTS    ISSUER                                              DATES             COST         VALUE
---------   ------------------------------------------   ------------------   -----------   -----------
  350,000   Atlantic Banc Holdings Inc. ..............         2/01/07        $ 3,500,000   $ 2,945,261
  456,903   The Bankshares Inc. ......................         3/22/07          4,569,030     1,634,936
  132,000   Bond Street Holdings LLC, A, 144A ........        11/04/09          2,640,000     2,640,000
1,139,363   Cerberus CG Investor I LLC ...............    7/26/07 - 6/17/08     1,135,461       239,266
1,000,000   Cerberus CG Investor I LLC, 12.00%,
               7/31/14 ...............................         7/26/07          1,000,000       210,000
1,139,363   Cerberus CG Investor II LLC ..............    7/26/07 - 6/17/08     1,135,461       239,266
1,000,000   Cerberus CG Investor II LLC, 12.00%,
               7/31/14 ...............................         7/26/07          1,000,000       210,000
  569,682   Cerberus CG Investor III LLC .............    7/26/07 - 6/17/08       567,731       119,633
  500,000   Cerberus CG Investor III LLC, 12.00%,
               7/31/14 ...............................         7/26/07            500,000       105,000
    5,268   Elephant Capital Holdings Ltd. ...........    8/29/03 - 3/10/08       814,629            --
1,584,790   (a) Eurocastle Investment Ltd., cvt.,
               sub. note, Reg S, 20.00%,
               Perpetual .............................         6/24/09          2,230,830     2,722,257
4,357,178   FIM Coinvestor Holdings I, LLC ...........   11/20/06 - 6/02/09            --            --
1,478,468   First Chicago Bancorp ....................   11/16/06 - 9/28/09     8,183,152     1,547,221
      118   GMAC Inc. ................................        11/13/09         17,032,199     1,304,454
2,339,859   Hightower Holding LLC, pfd. ..............    3/31/08 - 3/05/09     2,089,925     1,685,400
  292,175   Imagine Group Holdings Ltd. ..............         8/31/04          2,992,310     3,148,799
   25,741   NCB Warrant Holdings Ltd., A .............   12/16/05 - 3/10/08       242,386            --
   77,500   North American Financial Holdings
               Inc., 144A ............................        12/16/09          1,550,000     1,550,000
   36,396   North American Financial Holdings
               Inc., 144A, non-voting ................        12/16/09            727,920       727,920
    7,480   Olympus Re Holdings Ltd. .................        12/19/01            723,329        15,977
   96,850   Star Asia Finance Ltd., 144A .............    2/22/07 - 5/18/07     9,836,925       214,038
  200,000   State Bank and Trust Co. .................         7/24/09          2,000,000     2,850,000
1,020,510   Symetra Financial ........................         7/27/04         11,730,000    13,266,630
   23,776   West Coast Bancorp, cvt. pfd., A .........        10/23/09          2,377,600     2,122,008
    1,224   West Coast Bancorp, cvt. pfd., B .........        10/23/09            122,400       109,242
    6,964   West Coast Bancorp, wts., C,
               10/23/16 ..............................        10/23/09                 --            --
    3,864   West Coast Bancorp, wts., D, 3/01/10 .....        10/23/09                 --            --
                                                                                            -----------
            TOTAL RESTRICTED SECURITIES (8.76% of Net Assets) ...........................   $39,607,308
                                                                                            ===========

(a) The Fund also invests in unrestricted securities of the issuer, valued at $764,341 as of December 31, 2009.


                               Annual Report | 41

Mutual Financial Services Fund

10. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. Unfunded capital commitments requiring recognition are monitored for impairment and any unrealized deprecation is included in the Statement of Assets and Liabilities and the Statement of Operations. At December 31, 2009, the Fund had aggregate unfunded capital commitments of $5,883,562, for which no depreciation has been recognized.

11. OTHER DERIVATIVE INFORMATION

At December 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                   ASSET DERIVATIVES                        LIABILITY DERIVATIVES
DERIVATIVE CONTRACTS   -----------------------------------------   ---------------------------------------
NOT ACCOUNTED FOR AS      STATEMENT OF ASSETS AND     FAIR VALUE     STATEMENT OF ASSETS AND    FAIR VALUE
HEDGING INSTRUMENTS        LIABILITIES LOCATIONS        AMOUNT        LIABILITIES LOCATIONS       AMOUNT
--------------------   ----------------------------   ----------   --------------------------   ----------
Foreign exchange
   contracts .......   Unrealized appreciation on                  Unrealized depreciation on
                       forward exchange contracts     $7,006,780   forward exchange contracts   $1,589,217
Equity contracts ...   Value - Unaffiliated issuers       34,094

For the year ended December 31, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                    CHANGE IN
                                                                                   UNREALIZED
                                                                                  APPRECIATION
                                                                 REALIZED GAIN   (DEPRECIATION)     AVERAGE
                                                                (LOSS) FOR THE       FOR THE         AMOUNT
DERIVATIVE CONTRACTS                                              YEAR ENDED       YEAR ENDED     OUTSTANDING
NOT ACCOUNTED FOR AS                STATEMENT OF                 DECEMBER 31,     DECEMBER 31,    DURING THE
HEDGING INSTRUMENTS             OPERATIONS LOCATIONS                 2009             2009           YEAR(a)
--------------------   --------------------------------------   --------------   --------------   -----------
Foreign exchange
   contracts .......   Net realized gain (loss) from foreign
                       currency transactions/Net change in
                       unrealized appreciation (depreciation)
                       on translation of other assets and
                       liabilities denominated in foreign
                       currencies                                 $(6,526,105)     $(3,474,495)   220,968,323
Equity contracts ...   Net realized gain (loss) from written
                       options/Net change in unrealized
                       appreciation (depreciation) on
                       investments                                   (586,050)        (343,576)        34,039

(a) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.


                               42 | Annual Report

Mutual Financial Services Fund

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2009, were as shown below.

                                       NUMBER OF SHARES                             NUMBER OF                               REALIZED
                                             HELD                                     SHARES       VALUE AT                  CAPITAL
                                         AT BEGINNING       GROSS        GROSS     HELD AT END      END OF     INVESTMENT     GAIN
NAME OF ISSUER                              OF YEAR       ADDITIONS   REDUCTIONS     OF YEAR         YEAR        INCOME      (LOSS)
--------------                         ----------------   ---------   ----------   -----------   -----------   ----------   --------
NON-CONTROLLED AFFILIATES
AB&T Financial Corp. ...............         226,100            --        --          226,100    $   644,385   $     --        $--
Atlantic Banc Holdings Inc. ........         350,000            --        --          350,000      2,945,261         --         --
First Clover Leaf Financial Corp. ..         436,070            --        --          436,070      3,205,071    104,656         --
Protector Forsikring ASA ...........       4,479,410            --        --        4,479,410      7,341,522    198,801         --
Western Liberty Bancorp ............             700       555,830        --          556,530      4,235,193         --         --
                                                                                                 -----------   --------        ---
   TOTAL AFFILIATED SECURITIES (4.06% of Net Assets) ........................................    $18,371,432   $303,457        $--
                                                                                                 ===========   ========        ===

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)


                               Annual Report | 43

Mutual Financial Services Fund

14. FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                               LEVEL 1       LEVEL 2       LEVEL 3           TOTAL
                                            ------------   -----------   -----------     ------------
ASSETS:
   Investments in Securities:
   Equity Investments:(a)
      Commercial Banks ..................   $ 71,873,239   $ 2,850,000   $ 8,358,668(b)  $ 83,081,907
      Consumer Finance ..................      1,942,261            --     1,902,619        3,844,880
      Diversified Financial Services ....     48,060,736            --     6,603,320       54,664,056
      Insurance .........................    129,421,164            --    16,431,406(b)   145,852,570
      Real Estate Management &
         Development ....................      5,854,240            --       214,038        6,068,278
      All Other Equity Investments(c) ...     84,874,658            --            --(b)    84,874,658
      Options Purchased .................             --        34,094            --           34,094
   Corporate Bonds, Notes & Senior
      Floating Rate Interests ...........             --    34,745,776     3,247,257       37,993,033
   Companies in Liquidation .............             --            --            --(b)            --
   Short Term Investments ...............     19,996,380     4,546,297            --       24,542,677
                                            ------------   -----------   -----------     ------------
   Total Investments in Securities ......   $362,022,678   $42,176,167   $36,757,308     $440,956,153
                                            ============   ===========   ===========     ============
   Forward Exchange Contracts ...........   $         --   $ 7,006,780   $        --     $  7,006,780
LIABILITIES:
   Forward Exchange Contracts ...........             --     1,589,217            --        1,589,217

(a) Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at December 31, 2009.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.

At December 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                        NET CHANGE
                                                                                                                       IN UNREALIZED
                                                                                                                       APPRECIATION
                                                              NET CHANGE IN                 TRANSFER                  (DEPRECIATION)
                                  BALANCE AT       NET         UNREALIZED         NET       IN (OUT)     BALANCE         ON ASSETS
                                  BEGINNING      REALIZED     APPRECIATION     PURCHASES       OF         AT END        STILL HELD
                                   OF YEAR     GAIN (LOSS)   (DEPRECIATION)     (SALES)      LEVEL 3     OF YEAR        AT YEAR END
                                 -----------   -----------   --------------   -----------   --------   -----------    --------------
ASSETS
   Investments in Securities:
      Equity Securities:(a)
      Commercial Banks .......   $10,280,144   $        --     $(5,821,756)   $ 3,900,280      $--     $ 8,358,668(b)  $ (5,821,756)
      Consumer Finance .......     4,211,425            --      (2,356,978)        48,172       --       1,902,619      (12,520,995)
      Diversified Financial
         Services ............       855,396            --         (94,690)     5,842,614       --       6,603,320          (94,690)
      Insurance ..............    18,097,652      (141,014)        990,542     (2,515,774)      --      16,431,406(b)       990,542


                               44 | Annual Report

Mutual Financial Services Fund

14. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                                                                                        NET CHANGE
                                                                                                                       IN UNREALIZED
                                                                                                                       APPRECIATION
                                                              NET CHANGE IN                 TRANSFER                  (DEPRECIATION)
                                  BALANCE AT       NET         UNREALIZED         NET       IN (OUT)     BALANCE         ON ASSETS
                                  BEGINNING      REALIZED     APPRECIATION     PURCHASES       OF         AT END        STILL HELD
                                   OF YEAR     GAIN (LOSS)   (DEPRECIATION)     (SALES)      LEVEL 3     OF YEAR        AT YEAR END
                                 -----------   -----------   --------------   -----------   --------   -----------    --------------
ASSETS (CONTINUED)
   Investments in Securities:
      (CONTINUED)
   Equity Securities:(a)
      (CONTINUED)
      Real Estate Management &
         Development .........   $   413,550   $        --     $  (199,512)   $        --      $--     $   214,038     $   (199,512)
      Corporate Bonds, Notes &
         Senior Floating Rate
         Interests ...........     3,679,740    (1,314,600)      2,851,344     (1,969,227)      --       3,247,257          516,428
      Companies in
         Liquidation .........            --            --              --             --       --           --(b)               --
                                 -----------   -----------     -----------    -----------      ---     -----------     ------------
      Total ..................   $37,537,907   $(1,455,614)    $(4,631,050)   $ 5,306,065      $--     $36,757,308     $(17,130,253)
                                 ===========   ===========     ===========    ===========      ===     ===========     ============

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at December 31, 2009.

15. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 18, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

COUNTERPARTY

AESX - Credit Suisse International
BANT - Bank of America N.A.
BBU  - Barclays Bank
DBFX - Deutsche Bank AG
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA
SSBT - State Street Bank and Trust Co.

CURRENCY

EUR  - Euro
GBP  - British Pound
USD  - U.S. Dollar

SELECTED PORTFOLIO

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note


                               Annual Report | 45

Mutual Financial Services Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF FRANKLIN MUTUAL SERIES FUNDS AND SHAREHOLDERS OF THE MUTUAL FINANCIAL SERVICES FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Financial Services Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the "Fund"), including the statement of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Financial Services Fund of the Franklin Mutual Series Funds at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        (ERNST & YOUNG LLP)

Boston, Massachusetts
February 18, 2010


                               46 | Annual Report

Mutual Financial Services Fund

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 12.04% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $6,558,424 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $845,836 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2009.

At December 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 17, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class Z, Class A, Class B, and Class C shareholders of record.

Record Date: 12/17/09

              TOTAL FOREIGN TAX    FOREIGN SOURCE     FOREIGN QUALIFIED
CLASS           PAID PER SHARE    INCOME PER SHARE   DIVIDENDS PER SHARE
-----         -----------------   ----------------   -------------------
Class Z....        $0.0129             $0.2489             $0.0985
Class A....        $0.0129             $0.2244             $0.0886
Class B....        $0.0129             $0.1563             $0.0616
Class C....        $0.0129             $0.1635             $0.0646

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                               Annual Report | 47

Mutual Financial Services Fund

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2010, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               48 | Annual Report

Mutual Financial Services Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
                                                       LENGTH OF       OVERSEEN BY
NAME, YEAR OF BIRTH AND ADDRESS       POSITION        TIME SERVED      BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------------------     ------------   ----------------   --------------   ---------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)      Trustee        Since 1987         8                None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.

ANN TORRE BATES (1958)              Trustee        Since 1995         31               SLM Corporation (Sallie Mae) and Allied
c/o Franklin Mutual Advisers, LLC                                                      Capital Corporation (financial services).
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

BURTON J. GREENWALD (1929)          Trustee        Since 2002         15               Franklin Templeton Emerging Markets Debt
c/o Franklin Mutual Advisers, LLC                                                      Opportunities Fund PLC and Fiduciary
101 John F. Kennedy Parkway                                                            International Ireland Limited.
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.

KEITH E. MITCHELL (1954)            Trustee        Since 2009         8                None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Principal, Mitchell Advisers LLC (advisory firm); director of various boards of asset management firms; and FORMERLY, Managing
Director, Putman Lovell NBF.


                               Annual Report | 49

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
                                                       LENGTH OF       OVERSEEN BY
NAME, YEAR OF BIRTH AND ADDRESS       POSITION        TIME SERVED      BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------------------     ------------   ----------------   --------------   ---------------------------------------------
CHARLES RUBENS II (1930)            Trustee        Since 1998         15               None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.

LARRY D. THOMPSON (1945)            Trustee        Since 2009         141              None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JAN HOPKINS TRACHTMAN (1947)        Trustee        Since 2009         8                None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on
Advisory Board of Knight Bagehot Fellowship; and FORMERLY, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-air Reporter, ABC News' World News Tonight and Editor,
CBS Network News.

ROBERT E. WADE (1946)               Trustee and    Trustee            38               El Oro Ltd. (investments).
c/o Franklin Mutual Advisers, LLC   Chairman       since 1993 and
101 John F. Kennedy Parkway         of the Board   Chairman of the
Short Hills, NJ 07078-2789                         Board since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney at law.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
                                                       LENGTH OF       OVERSEEN BY
NAME, YEAR OF BIRTH AND ADDRESS       POSITION        TIME SERVED      BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------------------     ------------   ----------------   --------------   ---------------------------------------------
**GREGORY E. JOHNSON (1961)         Trustee        Since 2007         89               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.


                               50 | Annual Report

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
                                                       LENGTH OF       OVERSEEN BY
NAME, YEAR OF BIRTH AND ADDRESS       POSITION        TIME SERVED      BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------------------     ------------   ----------------   --------------   ---------------------------------------------
**PETER A. LANGERMAN (1955)         Trustee,       Trustee            8                None
c/o Franklin Mutual Advisers, LLC   President      since 2007,
101 John F. Kennedy Parkway         and Chief      President and
Short Hills, NJ 07078-2702          Executive      Chief Executive
                                    Officer -      Officer -
                                    Investment     Investment
                                    Management     Management
                                                   since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of
Investment.

PHILIPPE BRUGERE-TRELAT (1949)      Vice           Since 2005         Not Applicable   Not Applicable
101 John F. Kennedy Parkway         President
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and
FORMERLY, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

JAMES M. DAVIS (1952)               Chief          Chief Compliance   Not Applicable   Not Applicable
One Franklin Parkway                Compliance     Officer since
San Mateo, CA 94403-1906            Officer and    2004 and Vice
                                    Vice           President - AML
                                    President -    Compliance
                                    AML            since 2006
                                    Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)           Chief          Since March 2009   Not Applicable   Not Applicable
One Franklin Parkway                Executive
San Mateo, CA 94403-1906            Officer -
                                    Finance and
                                    Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).

ALIYA S. GORDON (1973)              Vice           Since March 2009   Not Applicable   Not Applicable
One Franklin Parkway                President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               Annual Report | 51

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
                                                       LENGTH OF       OVERSEEN BY
NAME, YEAR OF BIRTH AND ADDRESS       POSITION        TIME SERVED      BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------------------     ------------   ----------------   --------------   ---------------------------------------------
DAVID P. GOSS (1947)                Vice           Since 2000         Not Applicable   Not Applicable
One Franklin Parkway                President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)               Secretary      Secretary since    Not Applicable   Not Applicable
One Franklin Parkway                and Vice       2005 and Vice
San Mateo, CA 94403-1906            President      President since
                                                   August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

MATTHEW T. HINKLE (1971)            Treasurer,     Since March 2009   Not Applicable   Not Applicable
One Franklin Parkway                Chief
San Mateo, CA 94403-1906            Financial
                                    Officer and
                                    Chief
                                    Accounting
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton
Investments.

ROBERT C. ROSSELOT (1960)           Vice           Since              Not Applicable   Not Applicable
500 East Broward Blvd.              President      August 2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)            Vice           Since              Not Applicable   Not Applicable
One Franklin Parkway                President      August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               52 | Annual Report

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
                                                       LENGTH OF       OVERSEEN BY
NAME, YEAR OF BIRTH AND ADDRESS       POSITION        TIME SERVED      BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------------------     ------------   ----------------   --------------   ---------------------------------------------
CRAIG S. TYLE (1960)                Vice           Since 2005         Not Applicable   Not Applicable
One Franklin Parkway                President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the parent company of the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 53

Mutual Financial Services Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               54 | Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(10)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(9.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(10.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS (R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL FINANCIAL SERVICES FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301 - (Class A, B & C)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

479 A2009 02/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.



Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $529,830 for the fiscal year ended December 31, 2009 and $519,952 for the fiscal year ended December 31, 2008.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended December 31, 2009 and $16,000 for the fiscal year ended December 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended December 31, 2009 and $16,000 for the fiscal year ended December 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants.       N/A


Item 6. Schedule of Investments.            N/A



Item 7. Disclosure of Proxy Voting Policies and Procedures for
           Closed-End Management Investment Companies.  N/A


Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A


Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.



Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS




By /s/LAURA F. FERGERSON
 -----------------------------------
      Laura F. Fergerson
      Chief Executive Officer -
      Finance and Administration
Date February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 -----------------------------------
      Laura F. Fergerson
      Chief Executive Officer -
      Finance and Administration
Date February 25, 2010



By /s/MATTHEW T. HINKLE
 -----------------------------------
      Matthew T. Hinkle
      Chief Financial Officer and
      Chief Accounting Officer
Date February 25, 2010